UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06418

LORD ABBETT MUNICIPAL INCOME TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2010

Item 1:	Report(s) to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Municipal Income Fund

Municipal Income Trust

National Tax Free Fund California Tax Free Fund Connecticut Tax Free Fund Hawaii Tax Free Fund Missouri Tax Free Fund New Jersey Tax Free Fund	New York Tax Free Fund Intermediate Tax Free Fund Short Duration Tax Free Fund Georgia Tax Free Trust High Yield Municipal Bond Fund Pennsylvania Tax Free Trust

For the fiscal year ended September 30, 2010

Lord Abbett Municipal Income Fund and

Lord Abbett Municipal Income Trust

Annual Report

For the fiscal year ended September 30, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for the fiscal year ended September 30, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Municipal Bond Market Review

Both the municipal and Treasury market yield curves maintained their steep slopes, as the Federal Reserve kept the Fed funds rate near 0%, which has anchored the front end of both yield curves at very low interest rate levels. Treasury yields fluctuated considerably throughout the year. During the year, securities with lower credit ratings and longer maturities outperformed those with the highest credit ratings and shorter maturities.

Municipal bond issuance for the calendar year-to-date period ended September 30, 2010 increased by 2.2% over the prior year-to-date period from $286.9 billion to $293.2 billion. Although inflows into municipal bond funds remain lower than last year’s levels, demand continued to support the municipal bond market, as high-quality municipals remain an attractive alternative to Treasuries.

Issuance of Build America Bonds (BABs) had a significant effect on the municipal bond market. BABs allow municipalities to issue taxable bonds that can offer investors higher yields than comparably rated corporate bonds. The issuing municipality receives a federal subsidy of 35% of the interest it pays on the BABs. Municipalities have been rushing to issue BABs before the program expires at the end of 2010. Even if the program is extended, it is likely that the interest subsidy will be reduced, thus making BAB issuance less economic. Issuance of BABs has been diverting supply that otherwise would have occurred primarily in the long end of the tax-exempt bond market. As of September 2010, about 33% of municipal issuance consisted of taxable bonds. The combination of increased demand for and reduced supply of tax-exempt bonds created an attractive environment for the asset class.

In April 2010, Moody’s Investor Services reformulated its rating system into a global rating system, adjusting its municipal debt ratings to accommodate a range of sectors. This represented the agency’s attempt to assess municipal debt on a scale comparable to corporate securities, taking into account the relatively low historical default rate of municipal bonds. The agency’s actions have resulted in the assignment of higher ratings for some sectors, while some lower-rated states have been upgraded to expand the universe of prospective buyers for their debt.

The national unemployment rate remained at 9.6%, as of September 2010, versus 9.8% a year earlier. Since September 2009, 29 states posted decreases in their unemployment rates, 16 states posted increases, and five states registered no change. State net tax-supported debt increased by 10.3% between 2008 and 2009. The finances of many states have been under considerable pressure as the recession reduced revenues. Although concerns remain that municipalities will be unable to meet their longer-term obligations, states have endeavored to find ways to decrease spending in order to close their budget gaps, leaving median state debt to account for only 2.22% of gross state products. Pension funding levels also suffered throughout the year, as asset values declined and state revenues remained low. However, tax revenue has trended positively over the past three quarters, as states have struggled to balance their budgets.

The table below shows each Fund’s performance relative to its benchmark for the year ended September 30, 2010.

Table 1: Fund Performance

	Class A Shares @ NAV 9/30/10 12-Mo. Return	Lipper Funds Average[1]	BC Muni Bond Index[2]	BC Muni Bond Index: 7 Yr (6-8)[3]	BC HY Muni Bond Index[4]	BC Muni Bond Index: 1 Year (1-2)[5]
National Tax Free Fund	7.34%	5.45%	5.81%	—	—	—
California Tax Free Fund	5.52	5.65	5.81	—	—	—
Connecticut Tax Free Fund	5.13	4.97	5.81	—	—	—
Hawaii Tax Free Fund	5.93	5.15	5.81	—	—	—
Missouri Tax Free Fund	5.36	5.15	5.81	—	—	—
New Jersey Tax Free Fund	6.13	5.44	5.81	—	—	—
New York Tax Free Fund	6.37	5.75	5.81	—	—	—
Intermediate Tax Free Fund	6.22	4.98	—	6.48%	—	—
Short Duration Tax Free Fund	3.24	2.21	—	—	—	1.77%
Georgia Tax Free Trust	6.36	4.62	5.81	—	—	—
HY Municipal Bond Fund	8.88	8.67	—	—	12.13%	—
Pennsylvania Tax Free Trust	7.43	5.63	5.81	—	—	—

National Tax Free Fund

The National Tax Free Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index,2 during the 12-month period ended September 30, 2010. The portfolio’s relative overweight and security selection within the ‘BBB’ rated and high-yield categories was the largest driver of performance, as lower-rated bonds outperformed higher-rated ones as investors were more willing to embrace credit risk. Also, the municipal bond yield curve remained steep allowing bonds with longer maturities to generally outperform those with shorter maturities. The Fund’s exposure to maturities of 25 years and longer provided the strongest return among the maturity ranges. Two of the better performing sectors in the portfolio were health care and education, both sectors where the Fund is overweight. The Fund’s holdings of tobacco and local government obligation bonds underperformed the broader portfolio.

California Tax Free Fund

The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. Underperformance was primarily due to a combination of factors such as its weightings in insured, tobacco, and short pre-refunded bonds. In addition, the Fund’s holdings in credits rated ‘A’ and above modestly detracted from performance, as lower-rated holdings provided stronger returns. The Fund did, however, benefit from its yield curve positioning, particularly from its weighting in bonds with maturities of 21 years and longer. The Fund’s sector overweights to special tax district and private higher education bonds also added positively to performance.

General Obligation (GO) debt issued by the State of California was rated ‘A1’ by Moody’s and ‘A-’ by Standard & Poor’s, as of September 30, 2010. The outlook for California’s ratings remains designated as “stable” (according to Moody’s) and “negative” (according to S&P). These ratings are based on weak economic performance trends, a severe fiscal imbalance, weak revenues, reliance on deficit borrowing, and a contentious state political environment. Despite these shortfalls, the state maintains a relatively well-funded pension fund, with an average funding ratio of 83%, as of fiscal year 2008. In addition, the state remains a well-diversified and wealthy economy, accounting for 13% of U.S. gross domestic product.

The state’s economy boasts a well-educated work force, access to venture capital, and growing biotechnology and alternative energy industries. However, California’s seasonally adjusted unemployment rate, at 12.4% (as of September 2010), is the sixth highest in the nation; the national rate is 9.6%. According to Moody’s 2010 State Debt Medians Report, California has the largest total net tax supported debt of the 50 states. Net tax-supported debt per capita for California is $2,362 (in 2010), or 5.6% of 2008 personal income.

Connecticut Tax Free Fund

The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. The Fund’s holdings in pre-refunded bonds had a negative impact on performance, as pre-refunded bonds, which typically have short maturities and are of the highest credit quality, underperformed most other holdings. Even so, they provided positive absolute returns. Also, the Fund’s strategy to increase its holdings in longer maturity bonds had a negative impact upon performance. However, the Fund benefited from its yield curve positioning in bonds 20 years and longer. Another positive contributor was the Fund’s overweight to bonds rated ‘BBB’ and lower, which outperformed higher-quality bonds.

GO debt issued by the State of Connecticut was rated ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s, as of September 30, 2010. These ratings are based on high income and wealth levels, revenue adjustment flexibility, as well as legislative dedication to make debt payments and fiscal monitoring. Despite these strengths, the state’s economy is still challenged by above average debt levels, as well as low pension funding ratios.

Connecticut is, according to recent data, the most affluent of the 50 states, with per capita income ahead of the national average by 40%. Due to the state’s high-wealth status, income tax performance typically fluctuates, leading to the need for frequent revenue and spending adjustments in order to balance the state’s budget. To address revenue volatility, the state was forced to tap into reserves, as well as resort to debt financing. Connecticut’s budget reserve fund at the end of fiscal year 2009 matched its 2008 level at $1.4 billion.

Connecticut’s seasonally adjusted unemployment rate increased, from 8.6% in September 2009 to 9.1% in September 2010. The state continues to experience job losses in the areas of financial services, construction, and other services. Connecticut’s net tax-supported debt per capita ranks first in the nation, according to Moody’s 2010 State Debt Medians Report. While the national median net tax-supported debt is $936 per capita, the state’s debt equals $4,859 per capita. Yet, when viewed within the context of the state’s high income levels, its debt ratios are relatively manageable.

Hawaii Tax Free Fund

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. Strategic allocations to maturities longer than 15 years were beneficial to the Fund’s performance, with maturities over 26 years performing best overall. As was the case with the general market, longer-maturity bonds outperformed shorter-maturity bonds. Holdings within lower investment-grade credits performed stronger than higher-quality holdings, and this overweight helped the Fund. In addition, two of the better performing sectors included local GO bonds and special tax district bonds, which contributed to performance. Holdings in state GO and prefunded bonds modestly detracted from performance.

GO debt issued by the State of Hawaii for 2010 was rated ‘Aa1’ by Moody’s and ‘AA’ by Standard & Poor’s. These strong ratings are based on the state’s history of fiscal conservatism, aggressive budget solutions and monitoring practices, a sizeable tax base, as well as strong financial and economic indicators relative to other states during the current challenging economic environment. Areas to continue to monitor are the state’s growing although manageable debt burden, its low revenue growth, and its low-funded retirement system.

Throughout fiscal year 2009, revenue performance declined and underperformed last year’s expectations. The weakened revenue performance was attributed to a decline in real estate and tourism, along with national economic contraction. With revenue growth remaining low, 2010 estimates were revised lower, while 2011 forecasts have been raised.

The state’s sizeable tax base has declined throughout the year due to weak economic conditions and an elevated unemployment level, albeit lower than the national average. The state’s seasonally adjusted unemployment rate decreased, from 7.0% a year ago to 6.3%, as of September 30, 2010, according to the U.S Bureau of Labor Statistics.

According to Moody’s 2010 State Debt Medians Report, Hawaii ranks third highest in the nation, with net tax-supported debt per capita of $3,996. The national median net tax-supported debt is $936 per capita. As a percentage of 2008 personal income, Hawaii’s debt level in 2010 is the nation’s highest at 9.9% an increase from 9.4% reported last year.

Missouri Tax Free Fund

The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. The Fund’s modest weighting in shorter maturity bonds slightly detracted from performance as longer maturity bonds outperformed shorter maturity bonds. Although most sectors had positive performance, insured and lease appropriation bonds were among two of the sectors detracting from performance while holdings in sales tax and senior living bonds led to positive results during the year. The Fund’s overweight to bonds rated ‘BBB’ and lower had a positive impact, as lower-quality bonds outperformed higher-quality bonds.

GO debt issued by the State of Missouri was rated ‘Aaa’ by Moody’s and ‘AAA’ by Standard & Poor’s, as of September 30, 2010. These high ratings are based on Missouri’s strong budget reserves, solid financial management, and moderate debt burden. Despite strong ratings, economic recovery is slightly impeded by challenges in increasing taxpayer revenue, as well as the state’s vulnerability to job losses in the manufacturing sector.

Fiscal 2010 tax collection for individual taxes, sales taxes, and corporate income taxes declined 9.1%, 4.5%, and 19.6%, respectively, during the challenging economic environment. Despite declines in the state’s three highest revenue sources, the budget reserve fund remains fully funded, as state officials practice conservative fiscal policies.

The unemployment rate decreased slightly, from 9.7% in September 2009 to 9.3% in September 2010. Missouri’s net tax-supported per capita debt level for 2010 is low, at $780, or 2.2% of 2008 personal income, versus a national median of $936, or 2.5%.

New Jersey Tax Free Fund

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. The Fund’s overweight to lower-quality credit, selected due to its attractive long-term total return characteristics, was a contributing factor. In addition, the Fund’s holdings of longer-dated bonds benefited performance, with strongest returns coming from maturities longer than 26 years. In terms of sector allocation, the Fund was overweight in the health care and senior living sectors, which also aided performance. The Fund was overweight in tobacco bonds, which had a negative impact upon performance. In addition the

Fund’s holdings in water and sewer as well as higher public education bonds modestly detracted from performance.

GO debt issued by the State of New Jersey was rated ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s, as of September 2010. These ratings are based on New Jersey’s diverse economy, high wealth levels, and ongoing improvement in balancing resources to needs. The state continues to face challenges, including weakening revenues, an above-average debt burden, and a large unfunded pension liability.

New Jersey ended fiscal year 2010 with a budget gap of $11 billion. The budget gap increased, from 18.8% of the state’s general fund last year to approximately 40% in fiscal year 2010. Revenues have decreased due to underperformance in corporate business tax, transfer inheritance tax, and sales tax receipts. To mitigate the drop in revenues, the state has eliminated pension contribution, reduced education, hospital, and municipal aid, as well as converted homeowner rebates to a tax credit.

The state’s seasonally adjusted unemployment rate decreased, from 9.8% in September 2009 to 9.4% in September 2010, slightly lower than the national rate of 9.6%. The financial, manufacturing, and construction sectors experienced significant job losses, while the public sector, leisure and hospitality sector, and education and health services sectors increased employment during the state’s fiscal year.

In 2008, New Jersey’s per capita personal income, at $50,919, ranked second among the 50 states. New Jersey’s net tax-supported debt burden per capita is high, at $3,669, compared with the national median of $936, according to Moody’s 2010 State Debt Medians Report. As a percentage of 2008 personal income, New Jersey’s 2010 debt ranks fourth among the states, at 7.2%. The funded ratio for New Jersey state pensions remains low, at 62%, as of June 2009.

New York Tax Free Fund

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. As the interest rates declined across all maturities, longer bonds generally outperformed those with shorter maturities. The Fund’s weighting in bonds with maturities of 20 years and longer had a positive impact on performance. The Fund also benefited from its overweight to lower-rated credits, as its holdings of securities rate ‘BBB’ and those below outperformed higher-rated bonds. While returns in all sectors were positive, the performance of the Fund’s weighting in toll roads and insured bonds trailed the returns in other sectors.

GO debt issued by the State of New York was rated ‘Aa2’ by Moody’s and ‘AA’ by Standard & Poor’s, as of September 30, 2010. These ratings are based on the state’s diversified, mature, affluent economy, as well as its comprehensive financial planning process, history of closing annual budget gaps, and ample budget reserves. Dependence on income taxes, high tax-supported debt burden, and polarized state politics are among some of the challenges the state continues to face. In addition, general reliance on the New York City-based financials services industry continues to hamper the state’s economic growth owing to the cyclical nature of this unstable sector.

New York reported unaudited net assets of $28.1 billion for fiscal year 2010 (ended March 31, 2010), resulting from $131.3 billion in total assets offset by $103.2 billion in total liabilities. The general fund reported a deficit of $594 million for 2010, increasing the accumulated fund deficit to $3.5 billion.

As of September 2010, New York’s seasonally adjusted unemployment rate stood at 8.3%, down 0.5% from the previous year. The finance and insurance sectors account for 8.2% of the increase in state employment in 2008 while the manufacturing sector continues to experience job losses. Although personal income declined last year, New York’s per capita personal income ranked fifth highest among the 50 states at $46,957 in 2009. New York’s net tax supported debt burden per capita was high at $3,135, compared with the national median of $936, ranking fifth in the nation, according to Moody’s 2010 State Debt Medians Report.

Intermediate Tax Free Fund

The Intermediate Tax Free Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index: 7 Year (6-8)3, during the 12-month period ended September 30, 2010. The primary driver of underperformance was the Fund’s exposure to short maturity bonds and a modest allocation to variable rate demand notes (VRDNs), which are traditional money market securities. Conversely, the Fund’s holdings of bonds with maturities in the longer end of the intermediate range contributed positively to performance. The Fund also benefited from its overweight in lower-rated credits, which provided stronger returns than higher-grade bonds. The performance of water and sewer as well as insured bonds trailed that of the broader portfolio, while the Fund’s overweights in health care and industrial development issues contributed positively to performance.

Short Duration Tax Free Fund

The Short Duration Tax Free Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index: 1 Year (1-2)5, during the 12-month period ended September 30, 2010. The Fund’s barbell posture remained in place, utilizing a blend of money market securities and bonds in the three to five year range. Money market securities on balance had low yields while providing price stability to the Fund. The longer maturities outperformed, more than offsetting the underperformance in the money market holdings, allowing the Fund to outperform the benchmark’s more bulleted structure. The Fund’s overweight to securities with ‘A’ and ‘BBB’ credit ratings contributed positively to performance during the period. Among the better performing sectors in the portfolio were industrial development revenue bonds and health care, where the Fund has overweights, while its exposure to insured and state government obligation bonds slightly detracted from performance.

Georgia Tax Free Trust

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. The Fund benefited from its yield curve positioning, in particular the Fund’s weighting in bonds 16 years and longer, as longer maturities outperformed as interest rates were declining. In addition, the portfolio’s overweight to bonds rated ‘BBB’ and lower added to performance, as lower rated bonds outperformed higher quality bonds. Sector allocation was also an important contributor, as the Fund’s overweight to industrial development revenue or corporate-backed bonds and health care benefited the Fund’s performance. The Fund’s overweight to higher education and insured bonds underperformed other sectors.

GO debt issued by the State of Georgia was rated ‘Aaa’ by Moody’s and ‘AAA’ by Standard & Poor’s, as of September 30, 2010. These strong ratings are based on a history of conservative fiscal management, a diversified economy, well-funded pensions, moderate debt burden, and modest budget reserves. Georgia’s seasonally adjusted unemployment rate was 10.0% in September 2010, compared with 10.1% a year ago. Georgia’s relatively late fall into recession caused the state to experience significant employment losses in construction and manufacturing during the year. Similar to last year, the state’s education and health care sectors continue to grow despite national economic woes.

Georgia’s budget reserves continue to decline as a result of 2009 revenue shortfall of $349 million. In fiscal 2009, the state’s general fund revenues were $680.7 million, or 10.5% below budget. In addition to drawing down reserves to help balance its budget, Georgia has been cutting spending and utilizing stimulus package funds provided by the American Recovery and Reinvestment Act (ARRA).

Despite budget constraints, Georgia continues to maintain one of the strongest pension funds, with a funding ratio of 89.4% for the Employees Retirement System of Georgia and a 91.9% funding ratio for the Teachers Retirement System of Georgia as of June 30, 2008.

High Yield Municipal Bond Fund

The High Yield Municipal Bond Fund underperformed its benchmark, the Barclays Capital High Yield Municipal Bond Index 4, during the 12-month period ended September 30, 2010. The Fund’s overweight to ‘BBB’ rated bonds, versus below investment-grade bonds, was the main driver of relative underperformance for the year because lower-rated bonds had stronger returns as investors’ demand for lower-quality bonds increased. The portfolio benefited from its positioning along the yield curve by having significant weightings in longer maturities, which outperformed shorter ones. Although all sectors posted strongly positive returns for the year, holdings in the tobacco and toll roads sectors detracted from performance, while holdings in the airline and charter school sectors had positive impacts upon performance.

Pennsylvania Tax Free Trust

The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index2, during the 12-month period ended September 30, 2010. As was the case with the general market, longer-maturity bonds outperformed shorter-maturity bonds. Strategic weightings in maturities longer than 20 years and bonds rated ‘BBB’ and lower were beneficial to the Fund’s performance, as lower-quality bonds outperformed higher-rated ones. Sector allocation was another important contributor, as overweights to higher education and charter schools boosted Fund performance. The Fund’s overweight in health care and insured bonds underperformed other sectors somewhat, even though it provided positive absolute returns.

GO debt issued by the Commonwealth of Pennsylvania was rated ‘Aa1’ by Moody’s and ‘AA’ by Standard & Poor’s, as of September 30, 2010. These ratings are based on the state’s diverse yet stable economic base, strong wealth levels, and moderate debt profile. Moody’s rating outlook for the state remains negative, however, due to continued liquidity issues, a poor outlook for rebuilding the balances, and low revenues.

As of September 30, 2010, Pennsylvania’s seasonally adjusted unemployment rate was 9.0%, slightly lower than the national unemployment rate of 9.6%. Revenues declined significantly in fiscal 2009 (ended June 30, 2009), causing a large deficit. The general fund revenues finished the year at $3.25 billion, about 10% less than in 2008. Pennsylvania ended fiscal 2009 with an unappropriated balance of negative $2.8 billion.

Pennsylvania’s State Employees’ Retirement Fund (SERS) and Public School Employees’ Retirement Fund (PSERS) are both well funded, with funding ratios of 84% for SERS (as of December 31, 2009) and 86% for PSERS (as of December 31, 2008).

The state’s net-tax supported debt level is moderate, with a burden per capita of $938, compared with the national median of $936, according to Moody’s 2010 State Debt Medians Report.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Lipper Funds Average: Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

2  The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of Baa, have an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. This index includes both zero coupon bonds and bonds subject to the alternative minimum tax.

3  The Barclays Capital Municipal Bond Index: 7 Year (6-8) is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years. It is weighted according to the total market value of each bond in the Index.

4  The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

5  The Barclays Capital Municipal Bond Index 1 Year (1-2) is a broad-based, total-return index comprised of bonds that are all investment grade, fixed-rate securities with maturities between 1-2 years.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in a Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The views of the Funds’ management and the portfolio holdings described above are as of September 30, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds’ prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	4.97%	3.04%	4.52%	–
Class B5	2.48%	2.59%	4.21%	–
Class C6	6.69%	2.86%	4.10%	–
Class F7	7.43%	–	–	4.36%
Class I8	–	–	–	3.31%	*

Standardized Yield for the Period Ended September 30, 2010

Class A	Class B	Class C	Class F	Class I
4.56%	3.77%	3.85%	4.68%	4.79%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Class I shares commenced operations and performance for the Class began on July 26, 2010. Performance is at net asset value.

*    Because Class I shares have existed for less than one year, average annual returns are not provided.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper California Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	3.19%	2.64%	4.21%	–
Class C5	4.88%	2.45%	3.80%	–
Class F6	5.62%	–	–	3.83%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class C	Class F
4.31%	3.62%	4.38%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4     Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Connecticut Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Connecticut Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	1.73%	3.09%	4.61%	–
Class F5	5.13%	–	–	4.33%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
3.83%	3.94%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Hawaii Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	2.39%	3.37%	4.36%	–
Class F5	6.03%	–	–	4.89%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
3.59%	3.69%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index and the average are composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Missouri Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	1.95%	2.79%	4.36%	–
Class F5	5.47%	–	–	4.04%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
4.08%	4.17%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index and the average are composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper New Jersey Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	3.74%	2.55%	4.05%	–
Class F5	6.23%	–	–	3.71%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
4.14%	4.21%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper New York Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	3.96%	3.42%	4.79%	–
Class C5	5.74%	3.22%	4.37%	–
Class F6	6.57%	–	–	4.83%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class C	Class F
3.93%	3.25%	4.03%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Intermediate Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index: 7 Year (6-8) assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	Life of Class
Class A3	3.80%	4.81%	3.91%
Class B4	1.38%	4.34%	3.47%
Class C5	5.44%	4.54%	3.48%
Class F6	6.33%	–	6.69%
Class P7	5.99%	5.09%	4.04%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class B	Class C	Class F	Class P
2.94%	2.17%	2.19%	3.04%	2.73%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return. The Class A share inception date is June 30, 2003.

4    Class B shares were first offered on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares were first offered on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class P shares were first offered on June 30, 2003. Performance is at net asset value.

Short Duration Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index: 1 Year (1-2) and the Lipper Short Municipal Debt Funds Average assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	Life of Class
Class A4	0.91%	3.77%
Class C5	2.42%	4.27%
Class F6	3.34%	5.23%
Class I7	3.43%	5.36%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class C	Class F	Class I
1.60%	0.81%	1.72%	1.81%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return. Class A shares commenced operations on December 12, 2008. Performance for the Class began December 31, 2008.

5    Class C shares commenced operations on December 12, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began December 31, 2008. Performance is at net asset value.

6    Class F shares commenced operations on December 12, 2008. Performance for the Class began December 31, 2008. Performance is at net asset value.

7    Class I shares commenced operations on December 12, 2008. Performance for the Class began December 31, 2008. Performance is at net asset value.

Georgia Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Georgia Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	2.96%	3.30%	5.00%	–
Class F5	6.45%	–	–	5.03%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
4.04%	4.12%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

High Yield Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital 85% High Yield/15% Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	Life of Class
Class A4	6.47%	-0.02%	0.78%
Class B5	3.97%	-0.27%	0.75%
Class C6	7.99%	-0.11%	0.88%
Class F7	8.98%	–	-1.62%
Class I8	–	–	3.05%	*
Class P9	8.67%	0.34%	1.29%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class B	Class C	Class F	Class I	Class P
5.44%	4.70%	4.70%	5.53%	5.66%	5.27%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the average or the unmanaged indexes does not reflect any fees or expenses. The performance of the average or the indexes is not necessarily representative of the Fund’s performance. Indexes and average are calculated from December 31, 2004 to September 30, 2010.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using SEC required uniform method to compute such return. The Class A inception date is December 30, 2004.

5    Class B shares were first offered on December 30, 2004. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for five years and for the life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

6    Class C shares were first offered on December 30, 2004. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Class I shares commenced operations and performance for the Class began on July 26, 2010. Performance is at net asset value.

9    Class P shares were first offered on December 30, 2004. Performance is at net asset value.

*    Because Class I shares have existed for less than one year, average annual returns are not provided.

Pennsylvania Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital Municipal Bond Index and the Lipper Pennsylvania Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended September 30, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A4	3.91%	3.19%	4.70%	–
Class F5	7.53%	–	–	4.85%

Standardized Yield for the Period Ended September 30, 2010

Class A	Class F
4.21%	4.29%

1    Reflects the deduction of the maximum initial sales charge of 3.25%.

2    Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund’s performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3    Source: Lipper Inc.

4    Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2010, is calculated using the SEC required uniform method to compute such return.

5    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 through September 30, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 4/1/10 – 9/30/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,061.60	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.36
Class B
Actual	$1,000.00	$1,058.20	$8.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.72	$8.44
Class C
Actual	$1,000.00	$1,058.80	$8.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.22	$7.94
Class F
Actual	$1,000.00	$1,062.10	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.85
Class I
Actual	$1,000.00	$1,033.10	$1.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.23	$1.16

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.86% for Class A, 1.67% for Class B, 1.57% for Class C, 0.76% for Class F and 0.64% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, and F) and 67/365 (to reflect the period from July 26, 2010, commencement of operations, to September 30, 2010 for Class I).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	12.02%	BB	2.13%
AA+	9.51%	BB-	1.85%
AA	5.30%	B+	0.12%
AA-	7.04%	B	0.63%
A+	7.94%	B-	0.42%
A	10.45%	CCC+	0.94%
A-	5.36%	CCC	0.42%
BBB+	2.92%	Caa3	0.13%
BBB	10.36%	NR	10.26%
BBB-	9.43%	Money Market Mutual Funds	0.00%	**
BB+	2.77%	Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%.

California Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,059.90	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.26
Class C
Actual	$1,000.00	$1,056.20	$7.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.32	$7.84
Class F
Actual	$1,000.00	$1,060.40	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.75

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.84% for Class A, 1.55% for Class C and 0.74% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	12.92%	BBB	8.22%
AA+	3.33%	BBB-	3.40%
AA	15.52%	BB+	0.72%
AA-	5.90%	BB	0.94%
A+	12.32%	B+	0.20%
A	19.20%	NR	8.93%
A-	4.90%	Money Market Mutual Fund	0.00%	**
BBB+	3.50%	Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%.

Connecticut Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,044.30	$4.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.56
Class F
Actual	$1,000.00	$1,043.90	$4.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.09	$4.00

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.90% for Class A and 0.79% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s	%*	S&P or Moody’s	%*
AAA	21.95%	BBB	2.26%
Aa1	0.51%	BBB-	6.17%
AA	20.22%	B+	0.21%
Aa3	8.33%	CCC+	1.03%
A+	6.19%	NR	8.93%
A	10.30%	Money Market Mutual Fund	0.00%	**
A-	10.28%	Total	100.00%
Baa1	3.62%

*	Represents percent of total investments.
**	Amount is less than 0.01%.

Hawaii Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,047.20	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.36
Class F
Actual	$1,000.00	$1,047.70	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.25	$3.85

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.86% for Class A and 0.76% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s	%*	S&P or Moody’s	%*
AAA	30.62%	BBB	2.25%
AA+	19.25%	BBB-	3.65%
AA	11.31%	B+	0.19%
Aa3	2.96%	B	0.68%
A+	5.51%	CCC+	0.63%
A	4.96%	NR	4.53%
A3	10.20%	Total	100.00%
Baa1	3.26%
*	Represents percent of total investments.

Missouri Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,043.80	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class F
Actual	$1,000.00	$1,044.40	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.34	$3.75

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.85% for Class A and 0.74% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	29.03%	BBB+	3.57%
AA+	5.74%	BBB	4.92%
AA	7.15%	BBB-	2.48%
AA-	11.27%	B+	0.19%
A+	3.79%	CCC+	0.57%
A	8.07%	NR	9.84%
A-	13.38%	Total	100.00%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New Jersey Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,055.30	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class F
Actual	$1,000.00	$1,053.50	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.84% for Class A and 0.73% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	10.28%	Ba2	1.39%
AA+	3.23%	BB-	1.40%
AA	13.30%	B+	0.12%
AA-	18.44%	B	0.74%
A+	9.72%	B3	0.20%
A	5.77%	CCC+	0.66%
A-	6.22%	NR	9.75%
BBB+	3.83%	Money Market Mutual Fund	0.00%	**
BBB	5.93%	Total	100.00%
BBB-	9.02%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%.

New York Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,051.40	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.36
Class C
Actual	$1,000.00	$1,048.80	$7.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.31	$7.84
Class F
Actual	$1,000.00	$1,052.90	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.28	$3.85

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.86% for Class A, 1.55% for Class C and 0.76% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	10.45%	BB+	2.69%
AA+	9.17%	BB	0.57%
AA	10.73%	BB-	0.58%
AA-	19.57%	B+	0.10%
A+	9.08%	B-	0.93%
A	6.06%	CCC+	0.73%
A-	11.47%	NR	5.39%
BBB+	1.53%	Money Market Mutual Fund	0.00%	**
BBB	4.52%	Total	100.00%
BBB-	6.43%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%.

Intermediate Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,053.80	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.89	$3.19
Class B
Actual	$1,000.00	$1,049.70	$7.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.87	$7.28
Class C
Actual	$1,000.00	$1,051.00	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.14	$6.93
Class F
Actual	$1,000.00	$1,055.40	$2.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.40	$2.69
Class P
Actual	$1,000.00	$1,052.70	$4.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.36

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.63% for Class A, 1.44% for Class B, 1.37% for Class C, 0.53% for Class F and 0.86% for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	19.04%	BB	0.91%
AA+	7.70%	BB-	1.01%
AA	11.03%	B+	0.10%
AA-	13.52%	B-	0.13%
A+	10.82%	B	0.54%
A	9.27%	CCC	0.23%
A-	5.99%	CCC+	0.50%
BBB+	2.54%	Caa2	0.12%
BBB	6.27%	NR	3.47%
BBB-	4.99%	Money Market Mutual Fund	0.05%
BB+	1.77%	Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Short Duration Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,023.20	$2.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.20	$2.89
Class C
Actual	$1,000.00	$1,019.10	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.19	$6.93
Class F
Actual	$1,000.00	$1,023.70	$2.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class I
Actual	$1,000.00	$1,024.10	$1.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.20	$1.88

†

For each class of the Fund, net expenses (including interest expenses) are equal to the annualized expense ratio for such class (0.57% for Class A, 1.37% for Class C, 0.47% for Class F and 0.37% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	8.69%	BB+	1.01%
AA+	9.41%	BB	0.16%
AA	12.64%	BB-	0.42%
AA-	15.53%	B+	0.23%
A+	13.30%	B-	0.44%
A	10.49%	CCC	0.22%
A-	9.26%	NR	4.69%
BBB+	5.70%	Money Market Mutual Fund	0.06%
BBB	6.42%	Total	100.00%
BBB-	1.33%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Georgia Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,052.80	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class F
Actual	$1,000.00	$1,053.20	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.87% for Class A and 0.77% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	16.29%	BBB	6.39%
AA+	10.77%	BBB-	3.88%
AA	11.62%	Ba3	2.00%
AA-	3.32%	B+	0.18%
A+	11.59%	CCC+	1.13%
A	15.68%	NR	6.06%
A-	10.41%	Total	100.00%
BBB+	0.68%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

High Yield Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,060.40	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class B
Actual	$1,000.00	$1,056.50	$8.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.70	$8.44
Class C
Actual	$1,000.00	$1,056.50	$8.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.75	$8.39
Class F
Actual	$1,000.00	$1,061.80	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10
Class I
Actual	$1,000.00	$1,030.50	$1.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.99	$1.31
Class P
Actual	$1,000.00	$1,059.40	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.43	$5.72

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.91% for Class A, 1.67% for Class B, 1.66% for Class C, 0.81% for Class F, 0.72% for Class I and 1.13% for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F and P) and 67/365 (to reflect period from July 26, 2010, commencement of operations, to September 30, 2010 for Class I).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	4.19%	BB-	4.11%
AA+	4.94%	B+	0.96%
AA	5.18%	B	1.69%
AA-	5.77%	B-	2.21%
A+	1.96%	CCC+	2.92%
A	2.85%	CCC	0.74%
A-	2.39%	Caa3	0.26%
BBB+	3.60%	CC	0.16%
BBB	11.66%	NR	29.71%
BBB-	7.04%	Money Market Mutual Funds	0.00%	**
BB+	5.33%	Total	100.00%
BB	2.33%
(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%.

Pennsylvania Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,057.20	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class F
Actual	$1,000.00	$1,059.90	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.29	$3.80

†

For each class of the Fund, net expenses (including interest expense) are equal to the annualized expense ratio for such class (0.86% for Class A and 0.75% for Class F) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2010

Credit Rating:		Credit Rating:
S&P or Moody’s(a)	%*	S&P or Moody’s(a)	%*
AAA	15.07%	BBB-	12.74%
Aa1	1.16%	BB	1.59%
AA	6.27%	BB-	0.83%
AA-	7.75%	B+	0.24%
A+	3.39%	CCC+	2.48%
A	11.94%	NR	10.34%
A-	12.57%	Money Market Mutual Fund	0.00%	**
BBB+	10.07%	Total	100.00%
BBB	3.56%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.
**	Amount is less than 0.01%

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
MUNICIPAL BONDS 107.68%

Corporate-Backed 5.39%
Allegheny Cnty PA Indl Dev Auth Envr Impt	5.50%	11/1/2016	BB		$2,500	$2,634,175
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.50%	5/1/2017	BB		1,500	1,651,080
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.875%	5/1/2030	BB		4,000	4,373,560
Allegheny Cnty PA Indl Dev Auth Resdl Res Inc Pj	5.10%	9/1/2026	BBB-	(c)	980	918,015
Alliance Arpt Auth Inc TX Spl Facs Amer Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+		6,800	5,073,140
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB-		1,100	970,024
Brazos River TX Hrbr Nav Dist Dow Chemical Co Pj Ser A-3 AMT	5.125%	5/15/2033	BBB-		5,730	5,547,098
Brazos River TX Hrbr Nav Dist Dow Chemical Co Pj Ser A-4 AMT	5.95%	5/15/2033	BBB-		3,235	3,361,909
Denver CO City & Cnty Spl Facs United Airlines Pj A AMT	5.25%	10/1/2032	B		1,000	847,570
Escambia Cnty FL Envr Impt Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2026	BBB		500	500,125
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A(h)	6.00%	3/1/2037	NR		1,550	391,732
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†(i)	6.25%	10/1/2037	NR		2,000	500,000
IN St Fin Auth Impt US Steel Corp	6.00%	12/1/2026	BB		1,000	1,068,580
LA Loc Govt Envr Facs Cmnty Dev Auth Westlake Chemical Corp Pjs	6.75%	11/1/2032	BB+		5,000	5,275,050
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%	11/15/2020	A		1,505	1,593,298
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B-		1,745	1,596,134
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B-		2,650	2,277,993
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%	10/1/2024	BB		2,200	2,200,506
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR		1,480	1,400,391

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Corporate-Backed (continued)
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Ba2	$2,325	$2,649,128
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	1,215	987,491
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,500	1,456,230
Onondaga Cnty NY Indl Dev Agy Bristol-Myers Squibb Co Pj AMT	5.75%	3/1/2024	A+	2,000	2,342,180
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser A	6.45%	11/1/2030	B+	400	409,788
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,500	1,468,500
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	1,000	981,070
Sabine River Auth TX Pollutn Ctrl TXU Elec Ser C Rmkt	5.20%	5/1/2028	Caa3	3,000	1,320,360
Selma AL Indl Dev Brd Rev Gulf Opportunity Zone Ser A	6.25%	11/1/2033	BBB	2,500	2,742,775
Seminole Indian Tribe FL Spl Oblig Ser A†	5.75%	10/1/2022	BBB	1,000	1,021,890
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.00%	12/1/2023	BB	1,000	839,650
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%	12/1/2016	BB	500	469,385
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	2,500	2,334,875
Warren Cnty MS Gulf Opportunity Zone Intl Paper Co A	4.80%	8/1/2030	BBB	2,250	2,250,383
West Pace Cooperative Dist AL Rev	9.125%	5/1/2039	NR	5,000	4,796,550

Total					68,250,635

Education 7.83%
Brevard Cnty FL Indl Dev Rev Tuff FL Tech Pj	6.50%	11/1/2029	BBB-	2,500	2,634,575
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	961,570
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,000	1,070,720
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	6.00%	5/15/2023	Baa2	5,000	5,536,250
Clifton TX Higher Ed Fin Corp Uplift Ed Ser A	5.70%	12/1/2025	BBB-	2,000	2,087,600
Clifton TX Higher Ed Fin Corp Uplift Ed Ser A	6.00%	12/1/2030	BBB-	1,000	1,057,570

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
FL St Brd of Governors Univ Sys	5.50%	7/1/2020	AA	$2,075	$2,447,276
Grand Traverse Academy MI Pub Sch Academy Ref	5.00%	11/1/2036	BBB-	1,840	1,495,405
Grand Vly MI St Univ Rev (NPFGC)(FGIC)	5.50%	2/1/2018	A+	1,150	1,272,038
Hale Ctr TX Ed Facs Corp Wayland Baptist(d)	5.00%	3/1/2035	A-	7,350	7,278,043
Hammond IN Loc Pub Impt Bd Bk Ser A	6.75%	8/15/2035	BBB-	1,000	1,021,840
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	3,000	2,788,260
Hillsborough Cnty FL Indl Dev Auth Terrace Cmnty Middle Sch Pj Ser A	5.125%	5/15/2037	BBB-	1,070	899,014
IL Fin Auth Rev IL Inst Tech	7.125%	2/1/2034	Baa2	1,000	1,122,140
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)	5.75%	8/15/2030	AA+	2,500	2,773,975
IL Fin Auth Rev Univ of Chicago Ser B	5.75%	7/1/2033	Aa1	4,300	4,988,602
IN Fin Auth Rev Drexel Fndtn Edl Facs Pj Ser A	6.625%	10/1/2029	BBB-	750	790,177
IN Fin Auth Rev Drexel Fndtn Edl Facs Pj Ser A	7.00%	10/1/2039	BBB-	1,250	1,322,525
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	1,500	1,345,755
Louisville & Jefferson Cnty KY Metro Govt Bellarmine Univ Ser A	6.00%	5/1/2038	Baa2	2,500	2,590,525
MA St Dev Fin Agy Wheelock College Ser C	5.25%	10/1/2037	BBB	5,000	5,026,100
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3	3,000	3,040,440
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2039	Ba3	2,000	2,015,060
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3	2,365	2,429,754
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3	3,080	3,173,478
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj	8.75%	9/1/2039	BBB-	2,250	2,547,000
MI Pub Edl Facs Auth Rev Ltd Oblig Landmark Academy	6.625%	6/1/2030	BBB-	2,000	2,069,660
MO St Hlth & Edl Facs Auth Washington Univ Ser B	4.50%	1/15/2041	AAA	4,000	4,082,680
NC Cap Facs Fin Agy Meredith College	6.00%	6/1/2031	BBB	1,975	2,091,466

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
NC Cap Facs Fin Agy Wake Forest Univ(b)	5.00%	1/1/2038	AA	$10,540	$11,381,408
NY St Dorm Auth Rev Non St Supp Debt Rochester Inst Tech Ser A	6.25%	7/1/2029	A1	5,000	5,742,050
OH St Higher Edl Fac Rev Commn Ashland Univ Pj	6.25%	9/1/2024	Ba1	4,115	4,304,825
Pinellas Cnty FL Edl Facs Auth Eckerd College Pj (ACA)	5.25%	10/1/2029	NR	2,375	2,278,551
Plymouth MI Edl Ctr Charter Sch	5.375%	11/1/2035	BBB-	405	345,003
TX Tech Univ Rev Fing 12th Ser	5.00%	2/15/2021	AA	1,000	1,159,720
WV Univ Rev Univ Sys Pj Ser A (AMBAC)	Zero Coupon	4/1/2024	Aa3	2,880	1,631,002
WV Univ Rev Univ Sys Pj Ser A (AMBAC)	Zero Coupon	4/1/2026	Aa3	800	408,304

Total					99,210,361

General Obligation 10.01%
Bessemer AL Sch Warrants (AMBAC)	5.60%	2/1/2030	NR	2,000	2,025,220
CA St (AMBAC)	4.50%	8/1/2028	A1	5,000	4,957,350
CA St (CIFG)	4.50%	8/1/2028	A1	5,000	4,957,350
CA St Var Purp	6.00%	11/1/2039	A1	4,080	4,557,360
CA St Var Purp	6.50%	4/1/2033	A1	10,000	11,768,700
Delaware Vly PA Regl Fin Auth Ser C (AMBAC)	7.75%	7/1/2027	A2	500	691,785
El Paso Cnty TX Hosp Dist Ser A (AG)(b)	5.00%	8/15/2037	AAA	7,500	7,787,325
FL St Brd of Ed Cap Outlay 2007 Ser E(b)	4.75%	6/1/2038	AAA	10,000	10,464,300
Foothill-De Anza CA Cmnty College Dist Cap Apprec (NPFGC)	Zero Coupon	8/1/2030	Aaa	4,505	1,650,587
Fort Bend TX Indpt Sch Dist Sch Bldg PSF GTD(b)	5.00%	8/15/2028	AAA	4,000	4,459,400
Fort Bend TX Indpt Sch Dist Sch Bldg PSF GTD(b)	5.00%	8/15/2029	AAA	5,000	5,574,250
Huntington Beach CA Union High Sch Dist Cap Apprec 2004 Election (NPFGC)(FGIC)	Zero Coupon	8/1/2033	Aa2	5,000	1,300,800
Lake Cnty IL Forest Preservation Dist Ltd Tax Land Acq Ser A	5.00%	12/15/2027	AAA	6,210	6,921,914

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Los Angeles CA Cmnty College Dist 2001 Election Ser E-1	5.00%	8/1/2033	Aa1	$3,500	$3,711,190
Los Angeles CA Cmnty College Dist 2003 Election Ser F-1	5.00%	8/1/2028	Aa1	2,000	2,173,680
Los Angeles CA Cmnty College Dist 2008 Election Ser C	5.25%	8/1/2039	Aa1	5,000	5,401,950
Los Angeles CA Unif Sch Dist 2004 Election Ser H (AGM)(b)	5.00%	7/1/2028	AAA	7,000	7,529,480
Maricopa Cnty AZ Elem Sch Dist No 33 Buckeye Sch Impt Pj of 2005 Ser C	5.70%	7/1/2025	A1	2,385	2,594,475
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser A (AMBAC)	4.25%	5/1/2029	NR	1,000	861,940
New York City NY Ser E	5.00%	8/1/2019	AA	5,000	5,742,200
New York City NY Ser E-1	6.25%	10/15/2028	AA	5,000	6,056,300
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	1,980	2,212,380
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	2,870	3,206,834
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	1,150	1,284,968
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2032	AA	1,910	2,020,006
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2033	AA	2,145	2,280,106
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2034	AA	2,395	2,536,732
Port of Houston Auth Ser A AMT	6.25%	10/1/2029	AAA	1,000	1,192,900
Puerto Rico Comwlth Pub Impt Ser C	6.00%	7/1/2039	A3	2,500	2,713,725
Richland Cnty SC Broad River Swr Sys Ser D	5.375%	3/1/2030	AA+	1,140	1,213,006
Richland Cnty SC Broad River Swr Sys Ser D	5.375%	3/1/2031	AA+	1,195	1,266,067
Richland Cnty SC Broad River Swr Sys Ser D	5.375%	3/1/2032	AA+	1,255	1,328,141
Richland Cnty SC Broad River Swr Sys Ser D	5.375%	3/1/2033	AA+	1,320	1,394,078
Territory of Guam Ser A	7.00%	11/15/2039	B+	1,035	1,169,560
WI St Rev Ser A	5.00%	5/1/2019	AA-	1,500	1,771,215

Total					126,777,274

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care 20.80%
Abag Fin Auth For Nonprofit Corp CA O’Connor Woods Oblig COP (ACA)	6.20%		11/1/2029	BBB-	(c)	$1,000	$1,000,250
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.875%		11/15/2036	NR		2,500	2,281,350
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%		11/15/2017	BB-		3,000	2,853,180
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%		11/15/2028	BB-		5,000	3,986,300
AZ Hlth Facs Auth Hlthcare Beatitudes Campus Pj	5.20%		10/1/2037	NR		2,000	1,625,720
AZ Hlth Facs Auth Rev Banner Hlth Ser B	1.167%	#	1/1/2037	A+		10,000	6,631,500
AZ Hlth Facs Auth Rev Hlthcare Pooled Fin C (NPFGC)(FGIC)	5.50%		6/1/2014	NR		1,130	1,218,129
AZ Univ Med Ctr Corp	6.25%		7/1/2029	BBB+		895	977,975
AZ Univ Med Ctr Corp	6.50%		7/1/2039	BBB+		3,025	3,338,269
Brevard Cnty FL Hlth Facs Auth Hlth First Inc Pj	7.00%		4/1/2033	A-		1,000	1,142,920
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.125%		7/1/2029	Baa1		1,500	1,739,415
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.25%		7/1/2039	Baa1		2,600	3,009,812
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser A	6.00%		7/1/2039	A		4,250	4,597,565
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.25%		10/1/2024	AA		2,000	2,308,080
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.50%		2/1/2039	Baa2		5,000	4,957,050
CA Statewide Cmntys Dev Auth Front Porch Cmntys & Svcs Ser A†	5.125%		4/1/2037	BBB		2,000	1,820,920
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.00%		7/15/2022	NR		1,000	955,320
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.125%		7/15/2031	NR		2,250	1,988,528
Cass Cnty ND Hlth Facs Rev Essentia Hlth Ser A Rmkt (AG)(b)	5.125%		2/15/2037	AAA		10,000	10,364,250
CT St Dev Auth Hlth Facs Alzheimers Res Ctr Inc Pj	5.40%		8/15/2021	NR		880	834,874
CT St Hlth & Edl Facs Auth Ascension Hlth Sr Ctr(b)	5.00%		11/15/2040	Aa1		6,540	6,868,897

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Delaware Cnty IN Hosp Auth Cardinal Hlth Sys Oblig Corp	5.00%	8/1/2024	Baa3		$2,000	$1,935,880
Delaware Cnty IN Hosp Auth Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa3		4,500	4,227,570
Denver CO Hlth & Hosp Auth Ser A	4.75%	12/1/2036	BBB		2,950	2,576,589
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+		5,000	5,496,875
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	7.00%	7/1/2030	Ba1		1,510	1,573,601
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	7.50%	7/1/2039	Ba1		3,000	3,158,250
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	5.50%	8/1/2028	A2		3,300	3,524,334
Grant Cnty NM Dept Hlth Ft Bayard Pj	5.00%	7/1/2033	Aa1		2,800	2,899,708
Harris Cnty TX Hlth Facs Dev Corp Mem Hermann Hlthcare Sys Ser B	7.125%	12/1/2031	A		3,000	3,446,250
HFDC Cent TX Inc Ret Fac Ser A	5.75%	11/1/2036	NR		2,700	2,292,192
Hillsborough Cnty FL Indl Dev Auth Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	A3		5,000	5,069,200
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2027	NR		1,525	1,282,113
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2033	NR		2,000	1,608,320
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2028	NR		1,500	1,344,240
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2043	NR		1,350	1,099,319
ID Hlth Facs Auth Rev St. Luke’s Regl Med Ctr Rmkt (AGM)	5.00%	7/1/2035	AAA		2,800	2,884,700
IL Fin Auth Rev Friendship Vlg Schaumburg	7.125%	2/15/2039	BB-	(c)	1,500	1,553,115
IL Fin Auth Rev Friendship Vlg Schaumburg	7.25%	2/15/2045	BB-	(c)	1,500	1,569,240
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2027	NR		916	119,090
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2037	NR		1,374	178,635
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	7.25%	11/1/2030	A-		3,000	3,500,070
IN Hlth & Edl Facs Fing Auth Cmnty Fndtn Northwest	5.50%	3/1/2037	BBB		2,000	2,005,980

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Johnston NC Mem Hosp Auth (AGM)(FHA)(b)	5.25%	10/1/2024	AAA		$5,000	$5,376,000
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	6.00%	7/1/2035	BB+		1,475	1,437,756
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	6.25%	7/1/2040	BB+		2,000	1,986,400
Kerrville TX Hlth Facs Dev Corp Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-		4,000	3,693,360
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.00%	5/15/2021	NR		1,000	1,076,970
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.00%	5/15/2029	NR		2,820	2,982,235
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser B (NPFGC)	Zero Coupon	10/1/2025	A		3,690	1,650,574
KY Econ Dev Fin Auth Owensboro Med Hlth Sys Ser A	6.375%	6/1/2040	Baa2		5,000	5,389,950
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.375%	1/1/2028	NR		1,500	1,378,845
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR		1,500	1,308,750
Louisville & Jefferson Cnty KY Metro Govt Norton Hlthcare Inc(b)	5.00%	10/1/2030	A-		10,000	10,051,300
MA Dev Fin Agy Ser B1	7.25%	6/1/2016	NR		3,000	3,015,180
Manhattan KS Hlthcare Fac Meadowlark Hills Ret Ser A	5.00%	5/15/2029	NR		4,050	3,334,729
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare (AGM)(b)	5.00%	8/1/2045	AAA		16,080	16,274,970
Minneapolis & St. Paul MN Hsg & Redev Auth Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	A3		2,100	2,135,112
MO St Hlth & Edl Facs Sr Living Facs Lutheran Sr(d)	5.375%	2/1/2035	A-	(c)	1,200	1,199,088
MO St Hlth & Edl Facs Sr Living Facs Lutheran Sr(d)	5.50%	2/1/2042	A-	(c)	1,500	1,502,040
Montgomery Cnty PA Indl Dev Auth New Regl Med Ctr (FHA)	5.375%	8/1/2038	AA		3,000	3,182,850
Nassau Cnty NY Indl Dev Agy Amsterdam At Harborside Ser A	5.875%	1/1/2018	NR		2,150	2,237,741
NC Med Care Commn First Mtg UTD Methodist C	5.50%	10/1/2032	NR		1,500	1,430,160

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	$1,440	$1,273,104
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	846,300
NJ Hlthcare Facs Fing Auth Holy Name Med Ctr	5.00%	7/1/2025	Baa2	7,500	7,522,350
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.625%	7/1/2038	BBB-	5,500	5,803,600
NM St Hosp Equip Ln Council Presbyterian Hlthcare(b)	5.00%	8/1/2039	AA-	9,100	9,454,309
North Cent TX Hlth Fac Dev Corp Children’s Med Ctr Dallas Pj(b)	5.75%	8/15/2039	Aa3	10,000	10,926,750
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	3,250	3,360,207
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare Ser B	4.75%	11/15/2036	A	1,000	960,900
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser A	5.00%	7/1/2034	BBB	1,000	886,900
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	1,000	864,720
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	1,100	930,127
St. Paul MN Hsg & Redev Auth Hltheast Pj	6.00%	11/15/2030	BB+	4,000	4,011,880
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.25%	9/1/2036	BBB+	2,000	1,925,940
Tarrant Cnty TX Cultural Ed Facs Fin Corp Buckner Ret Svcs Inc Pj	5.25%	11/15/2037	A-	3,000	2,911,230
Tarrant Cnty TX Cultural Ed Facs Fin Corp Christus Hlth Ser A (AG)	6.25%	7/1/2028	AAA	1,500	1,720,050
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.00%	9/1/2040	A+	5,000	5,003,650
Tulsa Cnty OK Indl Auth Sr Montereau Inc Pj Ser A	7.25%	11/1/2045	NR	3,000	3,091,500
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	3,000	2,865,120
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp	5.00%	11/15/2030	Aa1	5	5,246
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2030	Aa1	1,170	1,227,078

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2033	Aa1		$7,000	$7,325,010
WV St Hosp Fin Auth Thomas Hlth Sys	6.25%	10/1/2023	NR		2,000	2,038,960

Total						263,444,516

Housing 1.25%
Dakota Cnty MN Cmnty Dev Agy Sing Fam Mtg Bkd Securities Pg Ser B AMT (FHLMC/GNMA/FNMA)	5.15%	12/1/2038	AA-		362	364,804
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%	1/1/2036	BBB-	(c)	4,300	3,976,253
ID Hsg & Fin Assoc Sing Fam Mtg Sr Ser F AMT (FHA)(VA)	7.45%	7/1/2015	Aaa		15	15,002
LA Hsg Fin Agy Multi Fam Hsg Ser B	8.00%	9/1/2039	BBB-		1,490	1,574,826
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR		2,195	1,592,824
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%	6/1/2016	A-		2,700	2,936,385
Los Angeles CA Hsg Auth Mtg Ppty Acq Ser A	6.25%	6/1/2034	A		4,220	4,441,212
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR		1,250	225,512
Minneapolis & St. Paul MN Hsg Fin Brd Mtg Bkd City Living A4 AMT (FHLMC/GNMA/FNMA)	5.00%	11/1/2038	AAA		743	750,383

Total						15,877,201

Lease Obligations 3.87%
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	Aa2		1,590	1,661,033
CA St Pub Wrks Brd Var Cap Pj Sub Ser I-1	5.375%	11/1/2022	A2		5,000	5,345,800
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.00%	12/1/2035	BBB-		2,960	2,681,020
Goodyear AZ Pub Impt Corp	6.00%	7/1/2031	AA-		2,350	2,599,053
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Anheuser Busch Pj AMT	5.90%	4/1/2036	BBB+		1,505	1,519,899
Hudson Yards NY Infrastr Corp Ser A	5.00%	2/15/2047	A		5,000	4,983,050
McLennan Cnty TX Pub Fac Corp	6.625%	6/1/2035	AA-		2,500	2,757,975
MO St Dev Fin Brd Infrastr Branson Landing Pj Ser A	5.625%	12/1/2028	A		3,000	3,068,760

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
New Hanover Cnty NC Ltd Oblig Pjs	5.00%	12/1/2019	Aa1	$2,500	$2,939,175
New York City NY Indl Dev Agy Yankee Stadium Pilot (FGIC)	5.00%	3/1/2046	BBB-	2,810	2,800,615
PA St Indl Dev Auth Econ Dev	5.50%	7/1/2023	A1	3,000	3,360,330
Philadelphia PA Muni Auth Rev Lease	6.00%	4/1/2023	A1	870	945,246
Philadelphia PA Muni Auth Rev Lease	6.10%	4/1/2024	A1	1,000	1,096,330
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	A1	1,000	1,087,680
Richmond CA Jt Pwrs Fing Auth Lease Civic Ctr Pj (AG)	5.75%	8/1/2029	AAA	1,000	1,117,130
San Diego CA Pub Facs Fing Auth Master Ref Pj Ser A	5.25%	9/1/2035	A2	5,000	5,069,150
San Diego CA Pub Facs Fing Auth Master Ref Pj Ser A	5.25%	3/1/2040	A2	5,000	5,042,000
VA Pub Sch Auth Sch Fing 1997 Resolution Ser B	5.25%	8/1/2020	AA+	800	959,176

Total					49,033,422

Other Revenue 8.58%
AL St Indl Dev Auth Solid Wst Pine City Fiber Co Rmkt AMT	6.45%	12/1/2023	B	1,760	1,742,453
AL St Indl Dev Auth Solid Wst Pine City Fiber Co Rmkt AMT	6.45%	12/1/2023	B	3,715	3,677,961
Austin TX Convtn Entrprse Inc 2nd Tier Ser B†	5.75%	1/1/2034	BB	2,750	2,624,407
Austin TX Convtn Entrprse Inc 2nd Tier Ser B†	6.00%	1/1/2018	BB	1,125	1,140,041
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	3,500	2,463,930
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.00%	9/1/2032	Baa3	2,000	1,875,900
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.25%	9/1/2039	Baa3	1,000	959,780
Baltimore MD Cnvtn Ctr Sub Ser B	5.875%	9/1/2039	Ba1	2,500	2,474,100
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.75%	8/1/2028	NR	1,455	1,460,936
Bellevue WA Convtn Ctr Auth (NPFGC)	Zero Coupon	2/1/2024	A	1,400	803,670
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	6.25%	7/15/2040	BBB-	4,000	4,351,360
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	6.375%	7/15/2043	BBB-	3,000	3,283,230

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+	(c)	$750	$729,930
CA Muni Fin Auth High Tech High Media Arts A†	6.00%	7/1/2038	BB+	(c)	500	459,620
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		1,000	818,320
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,500	1,178,040
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		1,000	848,260
Chester Cnty PA Indl Dev Auth Avon Grove Charter Sch Pj A	6.25%	12/15/2027	BB+		2,325	2,281,569
CO Edl & Cultural Facs Auth Charter Sch Cmnty Leadership	6.25%	7/1/2028	NR		1,000	999,880
CO Edl & Cultural Facs Auth Charter Sch Flagstaff Ser A	6.75%	8/1/2028	NR		1,215	1,233,990
CO Edl & Cultural Facs Auth Charter Sch North East Academy†	5.75%	5/15/2037	NR		830	676,533
CO Edl & Cultural Facs Auth New Vision Charter Pj Sch†	6.75%	4/1/2040	NR		925	889,619
Columbus Cnty NC Indl Facs & Pollutn Ctrl Fing Auth Intl Paper	5.70%	5/1/2034	BBB		2,000	2,079,160
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR		1,535	1,105,461
Farmington NM Pollutn Ctrl Rev Pub Svc Ser F AMT	6.25%	6/1/2040	Baa3		3,200	3,290,720
International Falls MN Pollutn Ctrl Boise Cascade Corp Pj	5.65%	12/1/2022	B		1,000	965,830
LA Loc Govt Envr Facs & Cmnty Dev Auth Westlake Chem Corp Ser A Rmkt	6.50%	8/1/2029	BB+		1,000	1,055,590
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.25%	2/15/2026	NR		1,465	1,357,235
Maverick Cnty TX Pub Fac Corp Ser A-1	6.375%	2/1/2029	NR		2,580	2,293,078
MD St Econ Dev Corp CNX Marine Terminals Inc	5.75%	9/1/2025	BB		1,000	1,034,280
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.50%	7/1/2038	NR		2,200	976,624
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR		1,400	1,222,914

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (NPFGC)(FGIC)	1.919%	4/1/2014	Aa3		$4,800	$4,573,872
Miami-Dade Cnty FL Spl Oblig Sub Ser A (NPFGC)	Zero Coupon	10/1/2024	A		3,000	1,313,760
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR		1,700	306,170
Milwaukee WI Redev Auth Academy of Learning Ser A	5.50%	8/1/2022	NR		300	269,082
Milwaukee WI Redev Auth Academy of Learning Ser A	5.65%	8/1/2037	NR		250	204,225
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	8.00%	5/1/2025	BBB+		6,500	7,564,635
NY Liberty Dev Corp 2nd Priority Bk Amer	5.625%	7/15/2047	A		2,850	2,969,956
NY Liberty Dev Corp 2nd Priority Bk Amer	6.375%	7/15/2049	BBB-		5,000	5,362,900
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR		825	758,456
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR		1,400	1,167,474
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-		5,000	4,379,450
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.50%	7/1/2026	BBB	(c)	4,500	4,356,945
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.625%	7/1/2038	BBB	(c)	2,000	1,925,160
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR		985	802,391
San Antonio TX Convtn Hotel Fin Corp Empowerment Zone Ser A AMT (AMBAC)	5.00%	7/15/2039	BBB		5,000	4,526,950
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.00%	6/15/2020	NR		700	627,613
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR		575	489,130
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR		1,000	805,780
Sweetwater Cnty WY Solid Wst Disp FMC Corp Pj AMT	5.60%	12/1/2035	BBB+		5,000	5,070,550
Tampa FL Sports Auth Rev Tampa Bay Arena Pj (NPFGC)	6.00%	10/1/2015	Baa1		450	473,490

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.375%	2/15/2037	BBB	$1,230	$1,172,498
TX St Pub Fin Auth Charter Sch Uplift Ed Ser A	5.875%	12/1/2036	BBB-	1,145	1,155,866
UT St Charter Sch Fin Auth Noah Webster Academy Ser A	6.50%	6/15/2038	NR	1,000	868,330
VA St Hsg Dev Auth Ser A-5 AMT	4.70%	7/1/2017	AAA	2,000	2,090,280
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.875%	12/1/2027	NR	1,000	889,460
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	6.125%	12/1/2042	NR	650	573,833
West Vly City UT Charter Sch Monticello Academy†	6.375%	6/1/2037	NR	1,775	1,631,651

Total					108,684,328

Pre-Refunded 2.14%
Adrian MI City Sch Dist (AGM)	5.00%	5/1/2034	AAA	1,500	1,717,425
CO Hlth Facs Auth Rev Portercare Adventist Hlth	6.625%	11/15/2026	NR	2,000	2,154,980
IL Fin Auth Rev Northwestern Mem Hosp Ser A	5.25%	8/15/2034	NR	5,400	6,269,292
MI St COP ETM (AMBAC)	Zero Coupon	6/1/2022	A1	2,000	1,364,120
Milledgeville-Baldwin Cnty GA Dev Auth College & St Univ Fndtn	6.00%	9/1/2033	AAA	3,000	3,622,560
RI St Hlth & Edl Bldg Corp Hosp Fing Lifespan Oblig Grp	6.50%	8/15/2032	A-	1,000	1,106,460
SC Jobs Econ Dev Auth Impt Palmetto Hlth Alliance A	7.375%	12/15/2021	NR	2,000	2,066,840
SC Jobs Econ Dev Auth Palmetto Hlth Ser C	6.375%	8/1/2034	BBB+	1,780	2,045,024
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Hosp Wellmont Hlth	6.25%	9/1/2022	NR	1,250	1,387,588
Tyler TX Hlth Facs Dev Corp Mother Frances Hosp Regl Hlth	6.00%	7/1/2027	Baa1	1,500	1,628,130
WA St Higher Ed Facs Auth Gonzaga Univ Pj (NPFGC)	5.125%	4/1/2034	A	1,000	1,167,740
WV St Ser D (FGIC)	6.50%	11/1/2026	Aa1	2,000	2,621,660

Total					27,151,819

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax 3.12%
Altoona IA Tax Alloc Annual Appropriation	6.00%	6/1/2034	BBB+	$1,000	$1,074,720
Anaheim CA Cmnty Facs Dist No 08-1 Platinum Triangle	6.25%	9/1/2040	NR	1,800	1,814,400
Annawan IL Tax Incr Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,000	849,510
Apple Vly CA Redev Agy Veda Pj Area	4.75%	6/1/2037	BBB+	1,000	884,230
Aurora IL Tax Incr Rev East River Area No 6 Ser A	6.75%	12/30/2027	NR	1,000	1,016,890
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR	1,500	1,555,035
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2022	NR	965	828,086
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2027	NR	1,430	1,161,904
Clark Cnty NV Impt Dist Spl Loc Impt 128 Summerlin Ser A	5.05%	2/1/2031	NR	1,035	746,214
Crosscreek Cmnty Dev Dist FL Ser A	5.60%	5/1/2039	NR	740	269,937
Gramercy Farms Cmnty Dev Dist FL Ser A-1	5.25%	5/1/2039	NR	2,445	1,122,084
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.00%	5/1/2039	NR	5,000	4,052,450
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.50%	5/27/2011	NR	1,600	1,596,752
Lakeside Landings Cmnty Dev Dist FL Ser A(i)	5.50%	5/1/2038	NR	675	273,105
Mesquite NV Redev Agy Tax Alloc	6.625%	6/1/2017	A-	1,605	1,685,009
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	2,083	1,492,990
New York City NY Indl Dev Agy Queens Baseball Stadium Pilot (AMBAC)	5.00%	1/1/2031	BB+	2,000	1,930,720
Norco CA Redev Agy Tax Alloc Redev Pj Area No 1	6.00%	3/1/2036	A	1,180	1,210,173
Riverside Cnty CA Redev Agy Hsg Ser A	6.00%	10/1/2039	A2	1,500	1,545,420
Riverside Cnty CA Redev Agy Intst 215 Corridor Ser E	6.00%	10/1/2025	A-	1,395	1,458,961
Riverside Cnty CA Redev Agy Intst 215 Corridor Ser E	6.50%	10/1/2040	A-	2,000	2,117,440
San Diego CA Redev Agy Tax Alloc North Pk Redev Pj Sub Ser A	7.00%	11/1/2039	A-	2,500	2,759,275

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax (continued)
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.50%	6/15/2020	Ba3	$2,000	$2,017,800
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,000	884,090
Vlg Cmnty Dev FL Dist No 8 Phase III	6.125%	5/1/2040	NR	5,000	5,151,150

Total					39,498,345

Tax Revenue 7.35%
CA St Econ Recovery Ser A	5.00%	7/1/2018	Aa3	3,000	3,568,800
CA St Econ Recovery Ser A	5.00%	7/1/2020	Aa3	2,040	2,389,126
CA St Econ Recovery Ser A	5.00%	7/1/2022	Aa3	4,000	4,409,840
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2022	AA+	9,645	11,019,626
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2023	AA+	6,135	7,009,373
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2028	AA+	7,160	8,180,458
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2014	AA-	3,000	3,260,430
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2016	AA-	7,000	7,678,580
Metro Govt Nashville & Davidson Cnty TN Convtn Ctr Auth Ser A-1	5.00%	7/1/2021	A1	3,050	3,413,956
Metro Govt Nashville & Davidson Cnty TN Convtn Ctr Auth Ser A-1	5.00%	7/1/2022	A1	1,000	1,108,030
NY St Urban Dev Corp Rev St Pers Income Tax Ser B-1	5.00%	3/15/2028	AAA	5,000	5,598,450
Orange Cnty FL Tourist Dev Ser A (NPFGC)	5.00%	10/1/2021	A+	5,000	5,454,950
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	6.00%	8/1/2042	A+	5,000	5,525,450
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	5.00%	8/1/2035	A+	13,345	13,869,192
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	6.625%	9/1/2029	A1	500	556,650
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	7.00%	9/1/2036	A1	500	568,055
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	500	390,485
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.75%	6/15/2028	Ba3	2,500	2,436,800
Uptown TX Dev Auth Infrastr Impt Facs	5.25%	9/1/2024	BBB+	1,000	1,026,420
UT Transit Auth Sales Tax Rev Ser A(b)	5.00%	6/15/2028	AAA	5,002	5,570,251

Total					93,034,922

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tobacco 4.56%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB		$3,635	$3,121,774
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.375%	6/1/2024	BBB		2,975	2,620,737
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.75%	6/1/2034	BBB		6,440	4,927,824
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB		6,500	5,251,545
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	6.50%	6/1/2047	BBB		5,000	4,017,200
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.00%	6/1/2033	BBB		2,000	1,575,180
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB		8,650	5,922,482
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB		8,500	6,440,535
IA Tob Sttlmnt Auth Cap Apprec Asset Bkd Ser B	5.60%	6/1/2034	BBB		4,750	4,058,923
Inland Empire Tob Securitization Auth CA Ser A	4.625%	6/1/2021	BB	(c)	5,780	4,737,750
Inland Empire Tob Securitization Auth CA Ser A	5.00%	6/1/2021	BB	(c)	2,865	2,427,887
NJ Tob Sttlmnt Fing Corp Ser 1A	4.625%	6/1/2026	BBB		1,500	1,285,545
NJ Tob Sttlmnt Fing Corp Ser 1A	5.00%	6/1/2041	BBB		4,305	2,981,428
VA Tob Sttlmnt Fing Corp Sr Ser B1	5.00%	6/1/2047	BBB		12,275	8,358,047

Total						57,726,857

Transportation 16.09%
Alliance Arpt Auth Inc TX Spl Facs FedEx Corp Pj AMT	4.85%	4/1/2021	BBB		3,000	3,043,260
Cent Puget Sound WA Regl Transn Auth Sales Tax (NPFGC)(FGIC)	5.25%	2/1/2021	AAA		1,750	2,141,335
Chicago IL O’Hare Intl Arpt Delta Airlines Inc Term	6.45%	5/1/2018	NR		2,335	2,332,081
Chicago IL O’Hare Intl Arpt Ser A (AGM)	5.00%	1/1/2033	AAA		4,250	4,427,735
Clark Cnty NV Passenger Fac Las Vegas McCarran Intl Arpt Ser A (AGM)(b)	5.25%	7/1/2039	AAA		11,500	11,868,287
Clayton Cnty GA Dev Auth Delta Airlines Ser B AMT	9.00%	6/1/2035	CCC+		3,825	4,149,092

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Cleveland OH Arpt Spl Rev Continental Airlines Inc Pj AMT	5.375%	9/15/2027	B3	$1,015	$883,649
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Sub Ser 2 Rmkt AMT	9.00%	5/1/2029	CCC+	2,000	2,096,860
Delaware River Port Auth PA & NJ Ser D	5.00%	1/1/2040	A-	4,000	4,186,520
FL St Dept of Transn Tpk Auth Rev Ser A	4.50%	7/1/2037	AA-	4,000	4,023,160
FL St Dept of Transn Tpk Auth Rev Ser A (NPFGC)	4.50%	7/1/2034	AA-	5,000	5,048,900
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2035	BBB-	10,000	1,774,600
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	3,750	3,663,113
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	655	638,887
HI St Arpts Sys Rev Ser A	5.00%	7/1/2034	A2	5,000	5,211,050
HI St Hwy Rev	5.00%	1/1/2019	AA+	1,000	1,192,450
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2027	AA+	5,000	5,560,200
Los Angeles CA Dept of Arpts Los Angeles Intl Arpt Ser A(b)	5.00%	5/15/2035	AA	10,000	10,485,400
MA St Port Auth Spl Delta Airlines Inc Pj Ser A AMT (AMBAC)	5.50%	1/1/2019	NR	1,495	1,408,798
MD St Econ Dev Corp Term Pj Ser B	5.75%	6/1/2035	Baa3	5,500	5,731,165
Metro Atlanta GA Rapid Transit Auth 3rd Ser(b)	5.00%	7/1/2039	AA+	12,340	13,265,192
Metro Transn Auth NY Ser 2008 C	6.50%	11/15/2028	A	7,500	9,017,850
Metro WA DC Arpts Auth Ser A AMT(b)	5.00%	10/1/2022	AA-	3,250	3,482,993
Metro WA DC Arpts Auth Ser A AMT(b)	5.375%	10/1/2028	AA-	2,500	2,679,225
Miami-Dade Cnty FL Aviation Miami Intl Arpt Ser A	5.375%	10/1/2035	A2	11,975	12,574,468
Miami-Dade Cnty FL Aviation Miami Intl Arpt Ser A AMT (XLCA)	5.00%	10/1/2037	A2	1,500	1,469,520
NJ St Tpk Auth Rev Ser H	5.00%	1/1/2036	A+	10,750	11,420,048
North TX Twy Auth Rev Sys 1st Tier Ser A	6.00%	1/1/2025	A2	5,000	5,636,150

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%		1/1/2033	A3	$5,705	$6,097,390
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%		4/1/2022	AA	5,000	5,616,200
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%		4/1/2025	AA	5,000	5,603,800
Orlando & Orange Cnty FL Expwy Auth Ser A	5.00%		7/1/2030	A1	1,500	1,598,715
PA Econ Dev Fing Auth US Airways Group Ser B	8.00%		5/1/2029	CCC+	1,500	1,568,145
PA Tpk Commn Sub Ser B	5.25%		6/1/2039	A-	5,000	5,262,400
Regl Transn Dist CO Denver Transn Partners	6.00%		1/15/2034	Baa3	1,800	1,920,492
Regl Transn Dist CO Denver Transn Partners	6.00%		1/15/2041	Baa3	20,465	21,577,273
Santa Rosa FL Bay Bridge Auth Rev Cap Apprec	Zero Coupon		7/1/2017	Caa3	1,200	421,452
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%		7/1/2029	A	2,020	2,190,852
TX Private Activity Bd Surface Transn Corp Sr Lien Infrastr	7.00%		6/30/2040	Baa3	5,000	5,460,450
TX Private Activity Bd Surface Transn Corp Sr Lien Nt Mobility	6.875%		12/31/2039	Baa2	6,500	7,071,155

Total						203,800,312

Utilities 16.69%
Amer Muni Pwr OH Inc Prairie St Enrg Campus Pj A	5.25%		2/15/2027	A1	5,000	5,424,750
AZ Salt River Pj Agric Impt & Pwr Dist Ser A(b)	5.00%		1/1/2032	Aa1	17,710	19,397,055
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%		5/1/2036	CCC	4,170	3,962,709
CA Pollutn Ctrl Fing Auth Republic Svcs Inc Pj Ser C AMT	5.25%		6/1/2023	BBB	3,245	3,451,447
Cape Fear Pub Util Auth NC Wtr & Swr Sys	5.00%		8/1/2026	AA	5,000	5,618,250
Cent Plains NE Enrg Pj No 1	0.699%	#	12/1/2017	BB+	5,000	4,016,600
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%		1/1/2034	Aa3	2,125	2,462,833
Effingham Cnty GA Dev Auth Solid Wst Disp Fort James Pj AMT	5.625%		7/1/2018	BB-	5,030	4,972,155

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
FL Muni Pwr Agy Rev Pwr Ser A	6.25%	10/1/2031	A1	$2,000	$2,351,820
FL St Wtr Pollutn Ctrl Fing Corp Rev Ser A	5.00%	1/15/2029	AAA	1,000	1,091,910
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	2,800	2,861,376
HI St Dept Bdgt & Fin Hawaiian Elec Co & Subs	6.50%	7/1/2039	Baa1	1,600	1,804,320
Houston TX Util Sys Rev 1st Lien Ser A	5.125%	11/15/2032	NR	4,000	4,398,320
Lewis Cnty WA Pub Util Dist No 1 Ser A (AGM)	5.00%	12/1/2027	Aa3	4,975	5,482,699
Long Island NY Pwr Auth Ser A	5.70%	4/1/2030	A-	4,510	5,112,761
Long Island NY Pwr Auth Ser A	6.25%	4/1/2033	A-	1,000	1,173,180
Los Angeles CA Dept of Wtr & Pwr Sys Sub Ser A2 (AMBAC)	5.00%	7/1/2028	AA-	4,925	5,377,164
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	5.00%	5/15/2021	AA-	5,000	5,830,900
M-S-R Enrg Auth CA Ser C	7.00%	11/1/2034	A	10,000	12,296,400
MA St Dev Fin Agy Dominion Enrg Brayton Point AMT	5.00%	2/1/2036	A-	2,200	2,126,278
Main St Natural Gas Inc GA Gas Pj Ser A	5.00%	3/15/2022	Aa3	5,000	5,386,350
Main St Natural Gas Inc GA Gas Pj Ser B	5.00%	3/15/2021	A	2,500	2,567,500
Maricopa Cnty AZ Pollutn Ctrl Corp El Paso Elec Co Pj Ser A	7.25%	2/1/2040	BBB	3,500	4,084,920
MD St Econ Dev Corp Potomac Rmkt	6.20%	9/1/2022	A	5,700	6,748,287
MI St Strategic Fd Ltd Coll Detroit Fd Pollutn Ser BB (AMBAC)	7.00%	5/1/2021	A2	500	625,320
Midlothian TX Wtr Dist Cap Apprec (AGM)	Zero Coupon	9/1/2022	AAA	2,000	1,285,080
Muni Elec Auth GA Ser B	5.00%	1/1/2020	A	3,550	4,081,932
NC Eastern Muni Pwr Agy Ser A (AG)	5.25%	1/1/2019	AAA	5,000	5,833,050
NC Muni Pwr Agy No 1 Catawaba Ser A	5.25%	1/1/2020	A	2,000	2,297,780
NE St Muni Enrg Agy Ser A (BHAC)	5.375%	4/1/2039	AA+	2,085	2,310,201
NY St Envr Facs Corp Ser B	4.75%	6/15/2032	AA+	5,000	5,351,400
OH St Air Quality Dev Auth First Enrg Generation Ser A	5.70%	8/1/2020	Baa2	3,250	3,597,457

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Utilities (continued)
OH St Air Quality Dev Auth OH Vly Elec Corp Ser E	5.625%		10/1/2019	BBB-		$4,500	$4,926,600
OH St Wtr Dev Auth Pollutn Ctrl First Enrg Ser A	5.875%		6/1/2033	Baa1		1,875	2,090,400
OK St Muni Pwr Auth Ser A	5.875%		1/1/2028	A		1,000	1,132,880
Orlando FL Utils Commn Ser B	5.00%		10/1/2033	Aa1		2,500	2,685,875
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	6.25%		1/1/2032	Baa3		1,500	1,634,925
Palm Beach Cnty FL Solid Wst Auth Impt Ser B	5.50%		10/1/2028	AA		3,000	3,324,570
Philadelphia PA Gas Wrks Rev 9th Ser	5.25%		8/1/2040	BBB+		2,000	2,025,880
Phoenix AZ Civic Impt Corp Jr Lien Ser A(b)	5.00%		7/1/2039	AAA		6,250	6,664,500
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	6.55%		12/1/2037	NR		3,000	3,063,090
Pinal Cnty AZ Elec Dist No 4	6.00%		12/1/2028	BBB+		740	781,906
SA Enrg Acq Pub Fac Corp Gas Supply Rev	5.50%		8/1/2021	A		5,000	5,419,850
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser B AMT	5.75%		5/1/2030	CCC		1,375	1,309,688
Sabine River Auth TX Pollutn Ctrl TXU Enrg Co Pj Ser A	5.80%		7/1/2022	CCC		1,000	490,190
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%		8/15/2023	AAA		3,650	4,104,077
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%		8/15/2024	AAA		2,920	3,283,263
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%		8/15/2025	AAA		2,920	3,283,263
Salt Verde AZ Financial Corp Gas Rev Sr	5.00%		12/1/2037	A		3,750	3,583,575
Southern CA Pub Pwr Auth Pj No 1 Ser A	1.782%	#	11/1/2038	A		5,000	3,638,750
TN Enrg Acq Corp Jr Ser B	5.625%		9/1/2026	BBB	(c)	3,000	3,017,070
TN Enrg Acq Corp Jr Ser C	5.00%		2/1/2027	A		3,000	3,019,800
TX Muni Gas Acq & Supply Corp I Sr Lien Ser A	5.25%		12/15/2026	A		1,250	1,277,338
TX Muni Gas Acq & Supply Corp I Sr Lien Ser D	6.25%		12/15/2026	A		6,345	7,271,243

Total							211,410,937

Total Municipal Bonds (cost $1,305,220,039)							1,363,900,929

See Notes to Financial Statements.

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2010

Investments	Shares (000)		Value
SHORT-TERM INVESTMENTS 0.68%

Money Market Mutual Funds 0.00%
Dreyfus Municipal Cash Management Plus	-	(e)	$826
SSgA Tax Free Money Market Fund	5		4,500

Total Money Market Mutual Funds (cost $5,326)			5,326

	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)
Variable Rate Demand Notes 0.68%

Education 0.09%
NH Hlth & Ed Facs Auth Univ NH Ser B-2 Rmkt	0.30%	10/1/2010	7/1/2033	Aa3	$1,120	1,120,000

General Obligation 0.28%
New York City NY Sub Ser A-4	0.31%	10/1/2010	8/1/2022	Aaa	1,500	1,500,000
New York City NY 2008 Sub Ser J-3	1.70%	10/1/2010	8/1/2023	AAA	2,000	2,000,000

Total						3,500,000

Other Revenue 0.31%
CA Infrastr & Econ Dev Bk Los Angeles Cnty Museum Ser A	1.85%	10/1/2010	9/1/2037	AAA	4,000	4,000,000

Total Variable Rate Demand Notes (cost $8,620,000)						8,620,000

Total Short-Term Investments (cost $8,625,326)						8,625,326

Total Investments in Securities 108.36% (cost $1,313,845,365)						1,372,526,255

Liabilities in Excess of Cash and Other Assets(g) (8.36%)						(105,840,379)

Net Assets 100.00%						$1,266,685,876

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	698	Short	$(93,335,688)	$270,065
Ultra Long U.S. Treasury Bond	December 2010	83	Short	(11,726,344)	156,561

Totals				$(105,062,032)	$426,626

See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.32%

Corporate-Backed 2.93%
Golden St Tob Securitization Corp CA Enhanced Asset Bkd Ser A (FGIC)	5.00%	6/1/2035	A2	$2,620	$2,529,820
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%	11/15/2020	A	1,505	1,593,298
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	2,250	2,101,387

Total					6,224,505

Education 6.36%
Abag Fin Auth For Nonprofit Corp CA Sch of Mech Arts	5.25%	10/1/2026	A3	500	512,430
CA Edl Facs Auth Rev CA Lutheran Univ	5.25%	10/1/2021	Baa1	1,500	1,597,575
CA Edl Facs Auth Rev College & Univ Fing Pg	5.00%	2/1/2037	Ba1	1,000	756,060
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	961,570
CA Edl Facs Auth Rev Univ Sthn CA Ser A	5.00%	10/1/2039	AA+	1,000	1,083,450
CA Infrastr & Econ Dev Bk Pepperdine Univ	5.00%	11/1/2028	Aa3	1,000	1,094,540
CA Muni Fin Auth Ed Rev Amer Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	899,940
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,085	1,161,731
Ceres Unif Sch Dist Cap Apprec Election 2008 Ser A	Zero Coupon	8/1/2046	A+	8,000	657,200
San Bernardino Cmnty College Dist CA Election 2002 Ser A	5.75%	8/1/2020	Aa2	750	908,535
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D (NPFGC)(FGIC)	Zero Coupon	8/1/2028	A	1,000	359,710
Univ of CA Ser O(b)	5.75%	5/15/2031	AA	3,000	3,509,730

Total					13,502,471

General Obligation 16.52%
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.125%	8/1/2029	A1	1,000	1,104,910
Barstow CA Unif Sch Dist Ser A (NPFGC)(FGIC)	5.00%	8/1/2026	A1	1,475	1,505,798

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Berkeley CA Measure I-Animal Shelter Pj (AG)	4.625%	9/1/2037	AAA	$1,025	$1,036,306
CA St (CIFG)	4.50%	8/1/2028	A1	1,400	1,388,058
CA St Var Purp	5.25%	10/1/2029	A1	1,500	1,598,400
CA St Var Purp	6.50%	4/1/2033	A1	2,500	2,942,175
Los Angeles CA Cmnty College Dist 2003 Election Ser F-1	5.00%	8/1/2033	Aa1	1,000	1,060,340
Los Angeles CA Cmnty College Dist 2008 Election Ser C	5.25%	8/1/2039	Aa1	2,500	2,700,975
Los Angeles CA Unif Sch Dist 2004 Election Ser H (AGM)(b)	5.00%	7/1/2028	AAA	3,000	3,226,920
Los Angeles CA Unif Sch Dist Ser A-1 (NPFGC)	4.50%	1/1/2028	Aa2	1,000	1,013,870
Los Angeles CA Unif Sch Dist Ser I	5.00%	7/1/2029	Aa2	2,225	2,413,235
Montebello CA Unif Sch Dist Election 2004 (AGM)	5.00%	8/1/2028	AAA	1,335	1,441,520
Oxnard CA Union High Sch Dist Ser A (NPFGC)	6.00%	2/1/2020	A+	650	733,096
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2032	AA	1,910	2,020,006
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2033	AA	2,145	2,280,106
Piedmont CA Unif Sch Dist Elec 2006 Ser C(b)	5.00%	8/1/2034	AA	2,400	2,541,732
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj (AMBAC)	Zero Coupon	8/1/2026	A+	3,500	1,309,700
Pomona CA Unif Sch Dist Ser A (NPFGC)	6.15%	8/1/2030	A	825	922,433
Pomona CA Unif Sch Dist Ser A (NPFGC)	6.55%	8/1/2029	A	950	1,119,356
Puerto Rico Comwlth Pub Impt Ser C	6.00%	7/1/2039	A3	1,000	1,085,490
Territory of Guam Ser A	7.00%	11/15/2039	B+	390	440,704
West Contra Costa CA Unif Sch Dist Election of 2005 Ser B	6.00%	8/1/2027	Aa3	1,000	1,165,230

Total					35,050,360

Health Care 11.16%
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser A	6.00%	7/1/2039	A	2,000	2,163,560

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser G	5.50%	7/1/2025	A		$2,500	$2,643,250
CA Hlth Facs Fing Auth Mtg Ins CA NV Methodist	5.00%	7/1/2036	A-		1,000	958,040
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.25%	10/1/2024	AA		1,000	1,154,040
CA Infrastr & Econ Dev Bk Kaiser Hosp Ser B	5.50%	8/1/2031	A		1,225	1,256,385
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.25%	2/1/2037	Baa2		1,000	962,670
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.50%	2/1/2039	Baa2		1,000	991,410
CA Sierra View Loc Hlthcare Dist	5.25%	7/1/2032	A	(c)	1,000	1,016,360
CA Statewide Cmntys Dev Auth Amer Baptist Homes West	6.25%	10/1/2039	BBB-		1,500	1,535,160
CA Statewide Cmntys Dev Auth CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1		1,000	1,039,540
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2035	BBB		1,675	1,511,972
CA Statewide Cmntys Dev Auth Front Porch Cmntys & Svcs Ser A†	5.125%	4/1/2037	BBB		2,000	1,820,920
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.00%	11/15/2029	BBB		1,000	1,101,770
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR		1,500	1,325,685
Northern Inyo Cnty CA Loc Hosp Dist	6.00%	12/1/2021	BBB-		1,000	1,047,940
Northern Inyo Cnty CA Loc Hosp Dist	6.375%	12/1/2025	BBB-		835	871,381
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		1,030	1,097,805
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.00%	9/1/2040	A+		1,000	1,000,730
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.50%	6/1/2031	A+		170	172,754

Total						23,671,372

Housing 0.99%
Los Angeles CA Hsg Auth Mtg Ppty Acq Ser A	6.25%	6/1/2034	A		2,000	2,104,840

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 13.35%
CA Infrastr & Econ Dev Bk King City Jt Union High Sch	5.75%	8/15/2029	A-	$750	$799,673
CA St Pub Wrks Brd Dept Forestry & Fire Ser E	5.00%	11/1/2024	A2	1,550	1,587,959
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	Aa2	1,500	1,567,013
CA St Pub Wrks Brd Var Cap Pj Sub Ser I-1	5.375%	11/1/2022	A2	1,000	1,069,160
CA St Pub Wrks Brd Var Cap Pj Sub Ser I-1	6.375%	11/1/2034	A2	2,000	2,204,660
Los Angeles CA Convtn & Exhibit Ctr Auth Ser A	5.00%	8/15/2020	A+	1,000	1,121,980
Los Angeles CA Muni Impt Corp Cap Equip Ser A	5.00%	9/1/2025	A+	2,000	2,110,740
Palm Springs CA Fing Auth Convtn Ctr Pj Ser A (NPFGC)	5.50%	11/1/2035	A	1,000	1,030,090
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	969,120
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3	1,000	1,125,410
Richmond CA Jt Pwrs Fing Auth Lease Civic Ctr Pj (AG)	5.75%	8/1/2029	AAA	1,000	1,117,130
Rowland CA Wtr Dist Recycled Wtr Pj COP	6.50%	12/1/2035	AA-	1,500	1,745,055
San Buenaventura CA Ser C COP (AMBAC)	5.25%	2/1/2031	NR	2,575	2,604,509
San Diego CA Pub Facs Fing Auth Master Ref Pj Ser A	5.25%	9/1/2035	A2	1,220	1,236,873
San Diego CA Pub Facs Fing Auth Master Ref Pj Ser A	5.25%	3/1/2040	A2	2,000	2,016,800
San Mateo Cnty CA Jt Pwrs Fing Auth Youth Svcs Campus Ser A	5.00%	7/15/2024	AA+	1,410	1,538,803
San Mateo Cnty CA Jt Pwrs Fing Auth Youth Svcs Campus Ser A	5.00%	7/15/2036	AA+	1,000	1,029,130
Santa Ana CA Unif Sch Dist Cap Apprec Fing Pj COP (AGM)	Zero Coupon	4/1/2019	AAA	2,295	1,525,441
Turlock CA Hlth Fac Rev Emanuel Med Ctr Ser B	5.50%	10/15/2037	BBB	2,000	1,918,580

Total					28,318,126

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue 3.35%
CA Muni Fin Auth High Tech High Chula Vista B†	6.00%	7/1/2028	BB+	(c)	$850	$838,958
CA Muni Fin Auth OCEAA Pj Ser A	6.75%	10/1/2028	NR		1,445	1,439,032
CA Pollutn Ctl Fing Auth Amern Wtr Cap Corp Pj†	5.25%	8/1/2040	BBB+		1,000	1,019,920
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		500	409,160
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,225	962,066
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		1,250	1,060,325
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A (AMBAC)	5.50%	9/1/2032	A+		1,000	1,004,420
Oakland CA Jt Pwrs Fing Auth	5.50%	9/2/2024	A-		375	380,858

Total						7,114,739

Pre-Refunded 0.44%
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	5.00%	5/15/2038	Baa2		1,000	940,150

Special Tax 14.77%
Anaheim CA Cmnty Facs Dist No 08-1 Platinum Triangle	6.25%	9/1/2040	NR		1,000	1,008,000
Apple Vly CA Redev Agy Veda Pj Area	4.75%	6/1/2037	BBB+		1,500	1,326,345
Carpinteria CA Santn Dist Spl Assmnt Ltd Ser 2007-1-A	6.90%	9/2/2039	NR		490	505,097
Chula Vista CA Cmnty Facs Dist No 07-1 Otay Ranch Vlg Eleven	5.125%	9/1/2036	NR		1,000	920,060
Dana Point CA Cmnty Facs Dist No 2006-1	5.625%	9/1/2033	NR		545	505,646
Dana Point CA Cmnty Facs Dist No 2006-1	5.625%	9/1/2037	NR		935	850,270
Folsom CA Redev Agy Tax Alloc Cent Folsom Redev Pj	5.50%	8/1/2036	A		1,000	995,820
Glendale CA Redev Agy Tax Alloc Cent Glendale Redev Pj	5.50%	12/1/2024	A-		2,000	2,058,680
Inglewood CA Redev Agy Tax Alloc Sub Lien Ser A-1 (AMBAC)	5.00%	5/1/2033	BBB+		1,535	1,351,629
Jurupa CA Cmnty Svcs Dist Spl Tax Cmnty Facs Dist 18 Eastvale Ser A	5.00%	9/1/2036	NR		1,710	1,454,765
Lancaster CA Redev Agy Tax Alloc Comb Redev Pj Areas	6.875%	8/1/2034	A		1,000	1,130,820

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Special Tax (continued)
Los Angeles Cnty CA Pub Wrks Fing Auth Los Angeles Regl Pk Open Space (AGM)	5.25%	10/1/2018	AAA		$1,000	$1,214,980
Norco CA Redev Agy Tax Alloc Redev Pj Area No 1	6.00%	3/1/2036	A		1,120	1,148,638
Orange CA Cmnty Facs Dist No 06-1 Del Rio Pub Imports	6.00%	10/1/2040	NR		1,000	1,013,480
Redding CA Redev Agy Shastec Redev Pj	5.00%	9/1/2029	A-		600	584,226
Riverside Cnty CA Redev Agy Desert Cmnty Pj Area D	6.00%	10/1/2037	A		5,000	5,105,350
Riverside Cnty CA Redev Agy Hsg Ser A	6.00%	10/1/2039	A2		1,000	1,030,280
Riverside Cnty CA Redev Agy Interstate 215 Corridor Ser E	6.50%	10/1/2040	A-		1,205	1,275,758
RNR Sch Fing Auth CA Spl Tax Cmnty Facs Dist No 92-1 Ser A (AMBAC)	5.625%	9/1/2030	A+	(c)	2,000	2,011,160
San Diego CA Redev Agy Tax Alloc Naval Training Ctr Ser A	5.75%	9/1/2040	A-		1,000	1,015,560
San Diego CA Redev Agy Tax Alloc North Pk Redev Pj Sub Ser A	7.00%	11/1/2039	A-		1,000	1,103,710
San Diego CA Spl Tax Cmnty Facs Dist No 4 Ser A	6.00%	9/1/2037	NR		1,000	1,007,750
San Francisco CA City & Cnty Redev Agy Mission Bay South Redev Ser D	6.625%	8/1/2039	BBB		1,500	1,610,055
South Orange Cnty CA Pub Fing Auth Ladera Ranch Ser A (AMBAC)	4.625%	8/15/2026	BBB+		310	293,775
Westside CA Union Sch Dist Cmnty Facs Dist No 2005-3	5.00%	9/1/2036	NR		1,000	827,240

Total						31,349,094

Tax Revenue 5.54%
CA St Econ Recovery Ser A	5.00%	7/1/2018	Aa3		1,000	1,189,600
CA St Econ Recovery Ser A	5.00%	7/1/2022	Aa3		1,000	1,102,460
Los Angeles Cnty CA Metro Transn Auth Prop A-1st Tier Sr Ser B	5.00%	7/1/2031	AAA		1,635	1,784,864
Los Angeles Cnty CA Metro Transn Auth Prop C 2nd Sr Ser A (AGM)	4.50%	7/1/2030	AAA		1,000	1,028,460
Los Angeles Cnty CA Metro Transn Auth Ser A (AG)	5.00%	7/1/2022	AAA		2,000	2,298,160
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	5.00%	8/1/2035	A+		1,500	1,558,920
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	6.00%	8/1/2039	A+		1,500	1,676,925

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tax Revenue (continued)
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	6.625%	9/1/2029	A1		$500	$556,650
Santa Cruz CA Cnty Redev Agy Live Oak/Soquel Cmnty Impt Ser A	7.00%	9/1/2036	A1		500	568,055

Total						11,764,094

Tobacco 3.11%
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.00%	6/1/2033	BBB		1,000	787,590
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB		2,200	1,506,296
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB		1,245	943,349
Golden St Tob Securitization Corp CA Enhanced Asset Bkd Ser A	5.00%	6/1/2045	A2		1,000	942,010
Inland Empire Tob Securitization Auth CA Ser A	4.625%	6/1/2021	BB	(c)	955	782,794
Inland Empire Tob Securitization Auth CA Ser A	5.00%	6/1/2021	BB	(c)	1,555	1,317,754
Silicon Vly CA Tob Securitization Auth Cap Apprec Turbo Santa Clara A	Zero Coupon	6/1/2036	BBB	(c)	3,500	311,885

Total						6,591,678

Transportation 6.34%
Bay Area Toll Auth CA San Francisco Bay Area F-1	5.00%	4/1/2034	AA		2,000	2,116,380
Los Angeles CA Dept of Arpts Los Angeles Intl Arpt Ser A(b)	5.00%	5/15/2035	AA		10,000	10,485,400
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	5.30%	7/1/2013	NR		130	126,192
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.00%	7/1/2018	NR		250	240,278
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.40%	7/1/2023	NR		300	268,650
Palm Springs CA Arpt Sub Palm Springs Intl Arpt AMT	6.50%	7/1/2027	NR		250	218,605

Total						13,455,505

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities 19.46%
Adelanto CA Pub Util Auth Util Sys Pj Ser A	6.625%	7/1/2031	NR	$1,000	$1,062,150
Burbank CA Wtr & Pwr Elec Sys Rev Ser A	5.00%	6/1/2023	AA-	2,000	2,286,200
CA Eastern Muni Wtr Dist Ser H	5.00%	7/1/2033	AA	2,500	2,666,550
CA Pollutn Ctrl Fing Auth Republic Svcs Inc Pj Ser C AMT	5.25%	6/1/2023	BBB	810	861,532
CA Pollutn Ctrl Fing Auth San Jose Wtr Co Pj	5.10%	6/1/2040	A	2,000	2,061,400
CA Pollutn Ctrl Fing Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	1,034,980
CA Pollutn Ctrl Fing Auth Solid Wst Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB	1,000	1,006,370
CA St Dept of Wtr Res Cent Vly Pj Ser AE	5.00%	12/1/2026	AAA	2,000	2,257,120
Chino Basin Desalter Auth Ser A (AG)	5.00%	6/1/2027	AAA	2,000	2,160,780
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%	1/1/2034	Aa3	1,000	1,158,980
Lathrop CA Fing Auth Rev Wtr Supply Pj	6.00%	6/1/2035	NR	1,075	1,085,954
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.50%	11/15/2037	A	1,000	1,016,950
M-S-R Enrg Auth CA Ser C	7.00%	11/1/2034	A	2,000	2,459,280
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.50%	7/1/2022	A1	1,985	2,291,266
Northern CA Pwr Agy Rev Hydroelectronic No 1-C (AG)	5.00%	7/1/2024	AAA	1,760	1,920,072
Riverside CA Elec Rev Issue D (AGM)	5.00%	10/1/2027	AAA	1,000	1,090,650
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2023	AAA	1,920	2,158,857
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2024	AAA	1,540	1,731,584
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2025	AAA	1,540	1,731,584
Sacramento CA Regl Cnty Santn Dist Ser A (NPFGC)(FGIC)	5.25%	12/1/2023	AA	1,500	1,844,340
San Diego CA Pub Facs Fing Auth Sr Ser A	5.25%	5/15/2039	Aa3	1,500	1,626,285
Sthn CA Pub Pwr Auth Pj No 1 Ser A	5.00%	11/1/2033	A	2,000	1,941,300
Sthn CA Pub Pwr Auth Sub Sthn Transmission Ser A	5.00%	7/1/2020	AA-	1,500	1,749,645
Walnut CA Energy Ctr Auth Ser A	5.00%	1/1/2035	A+	2,000	2,079,380

Total					41,283,209

Total Municipal Bonds (cost $212,933,328)					221,370,143

See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2010

Investments	Shares (000)		Value
SHORT-TERM INVESTMENTS 0.47%

Money Market Mutual Fund 0.00%
Dreyfus General CA Municipal Money Market Fund Class A (cost $26)	-	(e)	$26

	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)
Variable Rate Demand Note 0.47%

Education
CA Infrastr & Econ Dev Bk CA Academy Ser B (cost $1,000,000)	1.85%	10/1/2010	9/1/2038	AAA	$1,000	1,000,000

Total Short-Term Investments (cost $1,000,026)						1,000,026

Total Investments in Securities 104.79% (cost $213,933,354)						222,370,169

Liabilities in Excess of Cash and Other Assets(g) (4.79%)						(10,160,775)

Net Assets 100.00%						$212,209,394

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	138	Short	$(18,453,188)	$52,871
Ultra Long U.S. Treasury Bond	December 2010	48	Short	(6,781,500)	91,354

Totals				$(25,234,688)	$144,225

See Notes to Financial Statements.

Schedule of Investments

CONNECTICUT TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 106.83%

Corporate-Backed 2.94%
New Haven CT Solid Wst Auth	5.375%	6/1/2028	A	$1,500	$1,632,705
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	2,000	1,867,900

Total					3,500,605

Education 30.89%
CT St Higher Ed Supplement Ln Auth Chesla Ln Pg Ser A	5.05%	11/15/2027	Aa3	800	846,656
CT St Higher Ed Supplement Ln Auth Sr Fam Ed Ln Pg Ser A AMT (NPFGC)	4.80%	11/15/2022	Aa2	1,815	1,846,690
CT St Hlth & Edl Facs Auth Chase Collegiate Sch Ser A (RADIAN)	4.00%	7/1/2019	NR	100	97,679
CT St Hlth & Edl Facs Auth Chase Collegiate Sch Ser A (RADIAN)	5.00%	7/1/2027	NR	100	100,789
CT St Hlth & Edl Facs Auth CT College Ser G (NPFGC)	4.50%	7/1/2037	A	620	635,872
CT St Hlth & Edl Facs Auth Fairfield Univ Ser M	5.00%	7/1/2026	A-	425	454,482
CT St Hlth & Edl Facs Auth Fairfield Univ Ser N	5.00%	7/1/2026	A-	2,000	2,138,740
CT St Hlth & Edl Facs Auth Fairfield Univ Ser N	5.00%	7/1/2029	A-	2,000	2,115,500
CT St Hlth & Edl Facs Auth Loomis Chaffee Sch Ser F (AMBAC)	4.00%	7/1/2022	A2	95	104,536
CT St Hlth & Edl Facs Auth Norwich Free Academy Ser A (AMBAC)	5.00%	7/1/2034	A1	1,250	1,290,737
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser H (AMBAC)	5.00%	7/1/2036	A-	1,015	1,053,347
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%	7/1/2026	A	3,000	3,197,400
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%	7/1/2027	A	1,000	1,065,800
CT St Hlth & Edl Facs Auth Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2030	NR	465	463,233
CT St Hlth & Edl Facs Auth Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2037	NR	700	679,847
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2028	AAA	4,050	4,408,891

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2033	AAA	$1,500	$1,632,922
CT St Hlth & Edl Facs Auth Salisbury Sch Ser C (AG)(b)	5.00%	7/1/2038	AAA	4,610	5,018,515
CT St Hlth & Edl Facs Auth Trinity College Ser J (NPFGC)	4.25%	7/1/2031	A1	1,000	1,013,410
CT St Hlth & Edl Facs Auth Univ Hartford Ser E (RADIAN)	5.25%	7/1/2032	BBB-	2,900	2,919,314
CT St Hlth & Edl Facs Auth Wesleyan Univ	5.00%	7/1/2039	AA	4,250	4,618,390
CT St Hlth & Edl Facs Auth Yale Univ Ser Z-1	5.00%	7/1/2042	AAA	1,000	1,067,670

Total					36,770,420

General Obligation 20.37%
CT St Regl Sch Dist No 5	5.00%	8/15/2019	Aa1	555	652,292
CT St Ser A	5.00%	2/15/2027	AA	1,000	1,137,380
CT St Ser A	5.00%	4/15/2028	AA	2,555	2,878,693
CT St Ser B	4.75%	5/1/2024	AA	2,000	2,196,640
CT St Ser B	5.00%	5/1/2025	AA	2,500	2,787,350
CT St Ser B (AMBAC)	5.25%	6/1/2019	AA	1,370	1,677,085
Hartford CT Ser A (AG)	5.00%	8/15/2028	AAA	1,740	1,935,907
Hartford CT Ser A (AMBAC)	5.00%	8/15/2024	Aa3	1,470	1,628,922
Hartford CT Ser A (AMBAC)	5.00%	8/15/2026	Aa3	1,000	1,101,000
New Haven CT (AMBAC)	5.00%	11/1/2020	A1	2,000	2,225,200
New Haven CT Ser A (AG)	4.75%	3/1/2028	AAA	1,145	1,227,589
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,470	2,115,678
Puerto Rico Comwlth Cap Apprec Pub Impt	Zero Coupon	7/1/2018	A3	2,035	1,397,027
Puerto Rico Comwlth Ser A	5.375%	7/1/2033	A3	1,000	1,025,680
Territory of Guam Ser A	7.00%	11/15/2039	B+	235	265,552

Total					24,251,995

Health Care 16.36%
CT St Dev Auth Hlth Facs Alzheimers Res Ctr Inc Pj	5.50%	8/15/2027	NR	1,380	1,230,698
CT St Hlth & Edl Facs Auth Ascension Hlth Sr Ctr(b)	5.00%	11/15/2040	AA	6,535	6,863,897

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
CT St Hlth & Edl Facs Auth Bridgeport Hosp Ser A (NPFGC)	6.625%	7/1/2018	A	$1,250	$1,255,250
CT St Hlth & Edl Facs Auth Hosp for Spl Care Ser C (RADIAN)	5.25%	7/1/2037	BBB-	1,345	1,278,221
CT St Hlth & Edl Facs Auth Stamford Hosp Ser I	5.00%	7/1/2030	A	3,000	3,129,060
CT St Hlth & Edl Facs Auth Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2024	Aa3	1,715	1,826,492
CT St Hlth & Edl Facs Auth Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2031	Aa3	3,000	3,122,640
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	720	767,397

Total					19,473,655

Housing 1.27%
CT St Hsg Fin Auth Hsg Mtg Fin Ser F Rmkt AMT (AMBAC)	4.90%	11/15/2035	AAA	1,000	1,001,030
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg (AMBAC)	5.85%	6/15/2030	NR	500	510,425

Total					1,511,455

Lease Obligations 0.84%
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	1,004,480

Other Revenue 1.58%
CT St Hlth & Edl Facs Auth Child Care Facs Pg Ser F (AG)	5.00%	7/1/2031	AAA	1,750	1,884,383

Pre-Refunded 1.86%
New Haven CT Ser A ETM (AMBAC)	5.00%	11/1/2021	A1	30	37,051
New Haven CT Ser C ETM (NPFGC)	5.00%	11/1/2021	A	10	11,872
Puerto Rico Elec Pwr Auth Ser II	5.25%	7/1/2031	A3	1,000	1,093,330
Waterbury CT Ser A (AGM)	5.125%	4/1/2022	AAA	1,000	1,069,600

Total					2,211,853

Special Tax 1.43%
CT St Spl Tax Oblig Transn Infrastr Ser A (AMBAC)	5.00%	8/1/2023	AA	1,500	1,703,580

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue 12.01%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%		8/1/2027	A+	$1,000	$1,075,920
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A (AGM)(b)	5.00%		8/1/2040	AAA	6,320	6,544,392
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	6.00%		8/1/2039	A+	2,000	2,235,900
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%		10/1/2025	A	1,500	1,568,610
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sr Lien Ser A	5.00%		10/1/2029	BBB	1,300	1,333,930
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sub Lien Ser B	5.25%		10/1/2029	Baa2	1,000	1,037,780
Virgin Islands Pub Fin Auth Rev Sr Lien Cap Pjs Ser A-1	5.00%		10/1/2039	BBB	500	502,155

Total						14,298,687

Transportation 1.10%
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%		6/1/2026	CCC+	1,500	1,307,580

Utilities 16.18%
CT St Dev Auth Lt & Pwr B AMT	5.95%		9/1/2028	Baa1	2,550	2,576,622
CT St Dev Auth Solid Wst Disp PSEG Pwr LLC Pj Ser A AMT	5.75%		11/1/2037	Baa1	2,010	2,025,477
CT St Dev Auth Wtr Fac Aquarion Wtr Co of CT Pj AMT (XLCA)	4.70%		7/1/2036	NR	2,000	1,746,140
CT St Dev Auth Wtr Fac Aquarion Wtr Co of CT Pj AMT (XLCA)	5.00%		7/1/2038	NR	3,700	3,408,440
CT St Dev Auth Wtr Fac Wtr Co of CT Pj Ser A AMT (NPFGC)(FGIC)	5.00%		10/1/2040	A	500	499,970
CT St Muni Elec Enrg Cooperative Ser A (AMBAC)	5.00%		1/1/2022	Aa3	1,650	1,860,425
Naugatuck CT Incineration Facs Pj Ser A AMT COP (AMBAC)	5.00%		6/15/2022	Aa3	200	202,546
Puerto Rico Elec Pwr Auth Libor Ser UU	1.057%	#	7/1/2031	A3	1,000	709,370
Puerto Rico Elec Pwr Auth Ser TT	5.00%		7/1/2037	A3	1,500	1,520,430
Puerto Rico Elec Pwr Auth Ser WW	5.00%		7/1/2028	A3	1,500	1,572,435
South Cent CT Regl Wtr Auth 22nd Ser (AGM)	5.00%		8/1/2038	AAA	2,000	2,126,180
Virgin Islands Wtr & Pwr Auth Ser A	5.00%		7/1/2031	BBB-	1,000	1,015,350

Total						19,263,385

Total Municipal Bonds (cost $123,551,044)						127,182,078

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONNECTICUT TAX FREE FUND September 30, 2010

Investments	Shares (000)		Value
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus CT Municipal Cash Management (cost $6)	-	(e)	$6

Total Investments in Securities 106.83% (cost $123,551,050)			127,182,084

Liabilities in Excess of Cash and Other Assets(g) (6.83%)			(8,128,019)

Net Assets 100.00%			$119,054,065

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	88	Short	$(11,767,250)	$34,280
Ultra Long U.S. Treasury Bond	December 2010	30	Short	(4,238,438)	84,097

Totals				$(16,005,688)	$118,377

See Notes to Financial Statements.

Schedule of Investments

HAWAII TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.76%

Corporate-Backed 2.29%
HI St Dept Transn Spl Fac Rev Continental Airlines Inc AMT	7.00%	6/1/2020	B	$940	$939,915
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	2,250	2,101,388

Total					3,041,303

Education 7.26%
HI St Dept Bdgt & Fin Chaminade Univ Honolulu (RADIAN)	4.75%	1/1/2036	NR	1,000	978,340
HI St Dept Bdgt & Fin Chaminade Univ Honolulu (RADIAN)	5.00%	1/1/2026	NR	150	152,825
HI St Dept Bdgt & Fin Mid Pacific Inst (RADIAN)	4.625%	1/1/2036	NR	1,000	994,770
HI St Dept Bdgt & Fin Mid Pacific Inst (RADIAN)	5.00%	1/1/2026	NR	1,000	1,028,210
Univ of HI Rev Ser A	5.25%	10/1/2034	Aa2	1,000	1,095,180
Univ of HI Rev Ser A	6.00%	10/1/2038	Aa2	1,750	2,009,227
Univ of HI Rev Ser A (NPFGC)	4.125%	10/1/2026	Aa2	1,670	1,713,220
Univ of HI Rev Ser A CR (MBIA)(AGM)	5.00%	7/15/2024	AAA	1,500	1,668,090

Total					9,639,862

General Obligation 29.93%
HI Cnty HI Build America Bds Recovery Z Ser A	5.00%	3/1/2030	Aa2	500	559,650
HI Cnty HI Ser A	5.00%	7/15/2020	Aa2	1,150	1,340,532
HI Cnty HI Ser A (AGM)	5.00%	7/15/2023	AAA	1,000	1,086,580
HI Cnty HI Ser A (NPFGC)(FGIC)	5.60%	5/1/2013	Aa2	1,780	1,996,591
HI St Ser CA (NPFGC)(FGIC)	8.00%	1/1/2013	Aa1	1,000	1,159,920
HI St Ser DE (NPFGC)	5.00%	10/1/2024	Aa1	1,000	1,106,370
HI St Ser DI (AGM)	5.00%	3/1/2020	AAA	2,000	2,255,620
HI St Ser DK	5.00%	5/1/2025	Aa1	3,500	3,943,170
HI St Ser DK	5.00%	5/1/2026	Aa1	2,500	2,805,775
HI St Ser DK	5.00%	5/1/2027	Aa1	2,500	2,791,525
HI St Unref Bal Ser BZ	6.00%	10/1/2012	Aa1	60	66,485
Honolulu HI City & Cnty Ser A	5.00%	4/1/2026	Aa1	1,000	1,148,900
Honolulu HI City & Cnty Ser A	5.25%	4/1/2031	Aa1	5,000	5,673,150
Honolulu HI City & Cnty Ser A (AGM)	5.00%	7/1/2022	AAA	1,525	1,744,783

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Honolulu HI City & Cnty Ser A (AGM)	5.00%	7/1/2028	AAA	$3,295	$3,620,381
Honolulu HI City & Cnty Ser B (FSA)	5.25%	7/1/2017	AAA	1,500	1,816,395
Honolulu HI City & Cnty Ser D (NPFGC)	5.00%	7/1/2023	Aa1	2,000	2,199,520
Kauai Cnty HI Ser A (NPFGC)(FGIC)	5.00%	8/1/2029	AA	1,000	1,073,320
Maui Cnty HI (NPFGC)	5.00%	3/1/2025	Aa1	1,000	1,088,400
Maui Cnty HI Ser A (NPFGC)	5.00%	7/1/2023	Aa1	1,040	1,156,979
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	990	847,985
Territory of Guam Ser A	7.00%	11/15/2039	B+	235	265,552

Total					39,747,583

Health Care 5.81%
HI Pacific Hlth Spl Purp Rev Ser A	5.50%	7/1/2040	A3	3,500	3,507,525
HI St Dept Bdgt & Fin Kahala Nui Pj Ser A	7.875%	11/15/2023	NR	500	543,735
HI St Dept Bdgt & Fin Kahala Nui Pj Ser A	8.00%	11/15/2033	NR	700	754,915
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	A3	955	958,753
Kuakini HI Hlth Sys Spl Purp Ser A	6.30%	7/1/2022	BBB-	1,000	1,014,310
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A	150	150,579
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	740	788,714

Total					7,718,531

Housing 1.66%
HI St Hsg Fin & Dev Corp Rent Hsg Sys Ser B Rmkt (AGM)	6.50%	7/1/2033	Aa3	2,000	2,202,660

Lease Obligations 3.05%
HI St Dept Hawaiian Home Lands Kapolei Office Fac Ser A (AGM)	5.00%	11/1/2031	Aa3	1,805	1,919,401
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	1,004,480
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3	1,000	1,125,410

Total					4,049,291

Pre-Refunded 3.50%
Honolulu HI City & Cnty Wtr ETM TCRS (FGIC)	6.00%	12/1/2015	Aa2	1,000	1,236,990

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Hwy & Transn Auth Ser Y	5.50%	7/1/2036	Aaa	$1,000	$1,228,410
Univ of HI Univ Sys Rev Ser A (FGIC)	5.50%	7/15/2029	Aa2	2,000	2,177,500

Total					4,642,900

Special Tax 4.36%
HI St Dept Hawaiian Home Lands Rev	5.875%	4/1/2034	A1	3,000	3,203,280
Puerto Rico Comwlth Infrastr Fing Auth Ser B	5.00%	7/1/2046	A3	1,000	1,000,910
Puerto Rico Comwlth Infrastr Fing Auth Ser C (AMBAC)	5.50%	7/1/2028	A3	1,475	1,593,575

Total					5,797,765

Tax Revenue 12.23%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	1,500	1,613,880
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	6.50%	8/1/2044	A+	2,500	2,852,750
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A (AGM)(b)	5.00%	8/1/2040	AAA	6,870	7,113,919
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	4.25%	10/1/2029	A	500	490,410
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2025	A	1,000	1,045,740
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sr Lien Ser A	5.00%	10/1/2029	BBB	1,300	1,333,930
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sub Lien Ser B	5.25%	10/1/2029	Baa2	1,000	1,037,780
Virgin Islands Pub Fin Auth Rev Sr Lien Cap Pjs Ser A-1	5.00%	10/1/2039	BBB	750	753,233

Total					16,241,642

Transportation 15.04%
HI St Arpts Sys Rev Ser A	5.00%	7/1/2034	A2	5,000	5,211,050
HI St Hrbr Sys Rev Ser A AMT (AGM)	5.00%	1/1/2031	AAA	2,000	2,016,340
HI St Hrbr Sys Rev Ser A AMT (AGM)	5.25%	1/1/2027	AAA	1,450	1,526,400
HI St Hwy Rev	5.00%	1/1/2019	AA+	1,000	1,192,450
HI St Hwy Rev	5.50%	7/1/2018	AA+	2,000	2,457,640
HI St Hwy Rev Ser A (AGM)	5.00%	7/1/2023	AAA	2,000	2,194,840
Puerto Rico Comwlth Hwy & Transn Auth (AG)(AGM)	5.50%	7/1/2025	AAA	2,000	2,373,380

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Puerto Rico Comwlth Hwy & Transn Auth Ser CC (AGM)	5.25%		7/1/2033	AAA	$1,000	$1,136,890
Puerto Rico Comwlth Hwy & Transn Auth Ser M	5.00%		7/1/2046	A3	1,000	993,330
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%		6/1/2026	CCC+	1,000	871,720

Total						19,974,040

Utilities 19.63%
HI St Dept Bdgt & Fin Elec Co & Subs Ser A AMT (FGIC)	4.80%		1/1/2025	Baa1	1,000	1,005,260
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser A AMT (FGIC)	4.65%		3/1/2037	Baa1	1,000	957,430
HI St Dept Bdgt & Fin Hawaiian Elec Co Ser B AMT (FGIC)	4.60%		5/1/2026	Baa1	1,500	1,483,515
Honolulu HI City & Cnty Brd Wtr Supply Ser B AMT (NPFGC)	5.25%		7/1/2021	AA	1,335	1,451,105
Honolulu HI City & Cnty Wst Wtr 2nd Bd Resolution Jr Ser A (AGM)(b)	5.00%		7/1/2032	AAA	10,000	10,721,400
Kauai Cnty HI Ser A (NPFGC)(FGIC)	5.00%		8/1/2028	AA	1,000	1,077,480
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%		7/1/2038	Baa1	1,000	1,084,790
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.00%		7/1/2028	AAA	1,000	1,071,430
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.125%		7/1/2047	AAA	1,000	1,032,470
Puerto Rico Elec Pwr Auth Libor Ser UU	1.057%	#	7/1/2031	A3	1,000	709,370
Puerto Rico Elec Pwr Auth Ser TT	5.00%		7/1/2032	A3	1,000	1,022,880
Puerto Rico Elec Pwr Auth Ser XX	5.25%		7/1/2040	A3	1,000	1,047,290
Puerto Rico Elec Pwr Auth Ser XX	5.75%		7/1/2036	A3	2,000	2,228,620
Virgin Islands Wtr & Pwr Auth Ser A	5.00%		7/1/2027	BBB-	555	572,566
Virgin Islands Wtr & Pwr Auth Ser A	5.00%		7/1/2031	BBB-	600	609,210

Total						26,074,816

Total Investments in Municipal Bonds 104.76% (cost $132,075,939)						139,130,393

Liabilities in Excess of Cash and Other Assets(g) (4.76%)						(6,324,526)

Net Assets 100.00%						$132,805,867

See Notes to Financial Statements.

Schedule of Investments (concluded)

HAWAII TAX FREE FUND September 30, 2010

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	77	Short	$(10,296,344)	$30,915
Ultra Long U.S. Treasury Bond	December 2010	17	Short	(2,401,781)	33,761

Totals				$(12,698,125)	$64,676

See Notes to Financial Statements.

Schedule of Investments

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 103.58%

Corporate-Backed 2.95%
MO St Dev Fin Brd Solid Wst Disp Procter & Gamble Paper Prods AMT	5.20%	3/15/2029	AA-	$1,150	$1,273,073
MO St Envr Impt & Enrg Res Auth KC Pwr & Lt Co Pj AMT	4.90%	5/1/2038	BBB	1,500	1,596,720
St. Louis MO Indl Dev Auth Anheuser Busch Pj AMT	4.875%	3/1/2032	BBB+	1,000	991,430
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	1,500	1,400,925

Total					5,262,148

Education 3.55%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2017	Aa1	400	474,992
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2023	Aa1	2,000	2,266,780
Lincoln Univ MO Aux Sys (AG)	5.00%	6/1/2027	AAA	500	549,145
Lincoln Univ MO Aux Sys (AG)	5.125%	6/1/2037	AAA	1,250	1,308,325
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.25%	3/15/2018	AAA	375	458,906
MO St Hlth & Edl Facs Auth Washington Univ Ser B	4.50%	1/15/2041	AAA	1,250	1,275,838

Total					6,333,986

General Obligation 4.90%
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,076,375
Puerto Rico Comwlth Pub Impt Ser A (IBC)(NPFGC)	5.50%	7/1/2029	A	1,000	1,072,940
St. Louis Cnty MO Lindbergh Sch Dist No R-8 Cap Apprec ETM (NPFGC)	Zero Coupon	3/1/2018	NR	65	54,673
St. Louis Cnty MO Lindbergh Sch Dist No R-8 Unref Bal Cap Apprec (NPFGC)	Zero Coupon	3/1/2018	Aa1	2,015	1,630,457
St. Louis Cnty MO Pkwy C-2 Sch Dist Ser A	5.00%	3/1/2024	AAA	3,320	3,580,255
Territory of Guam Ser A	7.00%	11/15/2039	B+	300	339,003

Total					8,753,703

Health Care 18.22%
Boone Cnty MO Boone Hosp Ctr Rev	5.75%	8/1/2028	A3	1,500	1,598,955
Cape Girardeau Cnty MO Indl Dev Auth St. Francis Med Ctr	5.75%	6/1/2039	A+	1,000	1,057,140

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Cape Girardeau Cnty MO Indl Dev Auth Unref Bal Southeast MO Hosp	5.75%	6/1/2032	BBB+	(c)	$260	$261,279
Cass Cnty MO Hosp Rev	5.625%	5/1/2038	BBB-	(c)	1,500	1,426,470
Hannibal MO Indl Dev Auth Hlth Facs	5.00%	3/1/2022	BBB+		835	849,988
Joplin MO Indl Dev Auth Freeman Hlth Sys Pj	5.75%	2/15/2035	BBB+		2,500	2,531,625
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.00%	5/15/2029	NR		1,000	1,057,530
MO St Hlth & Edl Facs Auth BJC Hlth Sys	5.25%	5/15/2032	AA		4,000	4,139,480
MO St Hlth & Edl Facs Auth Children’s Mercy Hosp	5.25%	5/15/2029	A+		1,000	1,040,690
MO St Hlth & Edl Facs Auth Cox Hlth	5.50%	11/15/2039	A2		2,000	2,056,500
MO St Hlth & Edl Facs Auth Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-	(c)	3,680	3,677,203
MO St Hlth & Edl Facs Auth SSM Hlthcare Ser A	5.00%	6/1/2028	AA-		2,000	2,094,380
MO St Hlth & Edl Facs Auth SSM Hlthcare Ser B	4.75%	6/1/2034	AA-		2,370	2,431,739
MO St Hlth & Edl Facs Auth SSM Hlthcare Ser B	5.00%	6/1/2034	AA-		2,000	2,089,460
MO St Hlth & Edl Facs Auth St. Luke’s Hlth Ser 2005A (AGM)	5.50%	11/15/2028	AAA		1,850	2,059,494
MO St Hlth & Edl Facs Auth St. Luke’s Hlth Sys Ser A	5.00%	11/15/2040	A+		1,000	1,023,070
St. Genevieve Cnty MO Hosp Rev Ser B	5.00%	3/1/2032	NR		1,510	1,192,855
St. Louis Cnty MO Indl Dev Auth St. Andrew’s Res for Srs Ser A	6.375%	12/1/2041	NR		1,000	936,620
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		960	1,023,197

Total						32,547,675

Housing 3.01%
Kansas City MO Indl Dev Auth Multi Fam Hsg Grand Blvd Ser A (GNMA)	5.30%	11/20/2049	Aaa		1,000	1,061,580
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT (FHA)	4.875%	7/1/2037	AA		1,500	1,444,560
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT (FHA)	4.875%	7/1/2030	AA		530	529,629
MO St Hsg Dev Commn Rev Multi Fam Hsg Metro Vlg 5 AMT (FHA)	4.75%	7/1/2021	AA		615	620,184

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Housing (continued)
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg A-1 AMT (GNMA/FNMA)	5.90%	9/1/2035	AAA	$375	$393,630
MO St Hsg Dev Commn Sing Fam Mtg Hmownrship Ln Pg A-1 AMT (GNMA/FNMA/FHLMC)	5.70%	9/1/2038	AAA	1,235	1,322,339

Total					5,371,922

Lease Obligations 14.71%
Cape Girardeau Cnty MO Bldg Corp Jackson R-II Sch Dist HS Pj (NPFGC)	5.25%	3/1/2026	A	1,000	1,096,830
Grandview MO COP (NPFGC)(FGIC)	5.00%	1/1/2027	A1	1,700	1,737,791
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,594,605
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj Ser A (NPFGC)	5.00%	12/1/2018	Aa3	1,385	1,561,144
Jackson Cnty MO Pub Bldg Corp Cap Impts Pj Ser B	5.00%	12/1/2031	Aa3	1,000	1,044,600
Jackson Cnty MO Spl Oblig Harry S. Truman Sports Complex (AMBAC)	5.00%	12/1/2021	Aa3	2,000	2,183,260
Jackson Cnty MO Spl Oblig Harry S. Truman Sports Complex (AMBAC)	5.00%	12/1/2024	Aa3	2,000	2,153,260
Kansas City MO Metro Jr College Dist Lease COP	5.00%	7/1/2028	Aa2	3,500	3,766,840
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	585	551,918
MO St Dev Fin Brd Cultural Facs Nelson Gallery Fndtn Ser A (NPFGC)	5.00%	12/1/2030	AA-	3,300	3,359,565
MO St Dev Fin Brd Infrastr Branson Landing Pj Ser A	5.00%	6/1/2035	A	1,220	1,197,869
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3	1,000	1,125,410
Puerto Rico Pub Bldgs Auth Rev Unref Bal Govt Facs I GTD	5.25%	7/1/2033	A3	2,465	2,509,124
Springfield MO Spl Oblig Heers Garage Pj Ser B	4.50%	11/1/2027	Aa3	500	517,435
St. Louis MO Muni Fin Corp (AGM)	5.00%	2/15/2023	AAA	1,675	1,878,278

Total					26,277,929

Other Revenue 8.05%
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR	1,850	1,613,274

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Kansas City MO Spl Oblig East Vlg Pj Ser B (AG)	5.00%	4/15/2024	AAA	$1,000	$1,121,690
Kansas City MO Spl Oblig East Vlg Pj Ser B (AG)	5.00%	4/15/2025	AAA	1,860	2,071,854
MO St Brd of Pub Bldgs Spl Ser A	5.00%	10/15/2027	AA+	1,000	1,062,240
MO St Dev Fin Brd Cultural Facs Ser B	5.00%	6/1/2037	AAA	3,000	3,189,840
MO St Dev Fin Brd Infrastr Independence Crackerneck Creek	5.00%	3/1/2028	A	1,000	1,023,230
MO St Dev Fin Brd Midwest Resh Instl Pj	4.50%	11/1/2027	Baa2	1,000	941,910
MO St Dev Fin Brd Midwest Resh Instl Pj	5.00%	11/1/2022	Baa2	1,000	1,029,360
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	489,130
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	805,780
St. Louis MO Indl Dev Auth Rev Convtn Ctr Hotel (AMBAC)	Zero Coupon	7/15/2020	NR	2,000	1,027,400

Total					14,375,708

Pre-Refunded 0.83%
Cape Girardeau Cnty MO Indl Dev Auth Southeast MO Hosp	5.75%	6/1/2032	NR	1,340	1,450,483
Puerto Rico Pub Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	NR	35	40,389

Total					1,490,872

Special Tax 3.00%
Branson Hills MO Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2027	NR	1,375	1,117,215
Howard Bend MO Levee Dist Impt	4.40%	3/1/2026	BBB	1,000	1,001,620
Kansas City MO Tax Incr Maincor Pj Ser A	5.25%	3/1/2018	NR	500	484,480
Osage Beach MO Tax Incr Prewitts Pt Pj	5.00%	5/1/2023	NR	1,000	855,500
Riverside Quindaro Bend Levee Dist MO Ser L 385 Pj (RADIAN)	5.00%	3/1/2017	BBB	795	818,214
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.75%	4/1/2027	NR	1,300	1,073,917

Total					5,350,946

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue 20.19%
Bi-State Dev Agy of the MO-IL Metro Dist Metrolink Cross Cnty Extension (AG)(b)	5.00%	10/1/2039	AAA	$11,000	$11,479,490
Bi-State Dev Agy of the MO-IL Metro Dist St. Clair Cnty Metrolink Pj (AGM)	5.25%	7/1/2024	AAA	2,330	2,667,314
Puerto Rico Comwlth Pub Impt Ser B (FGIC)	5.50%	7/1/2013	A3	1,000	1,088,610
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	2,000	2,151,840
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A (AGM)(b)	5.00%	8/1/2040	AAA	9,070	9,392,030
Puerto Rico Sales Tax Fing Corp Cap Apprec Ser A (AMBAC)	Zero Coupon	8/1/2047	Aa2	15,000	1,635,450
St. Louis MO Muni Fin Corp (AMBAC)	5.00%	2/15/2037	NR	4,000	3,925,040
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sr Lien Ser A	5.00%	10/1/2029	BBB	1,625	1,667,413
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sub Lien Ser B	5.25%	10/1/2029	Baa2	1,250	1,297,225
Virgin Islands Pub Fin Auth Rev Sr Lien Cap Pjs Ser A-1	5.00%	10/1/2039	BBB	750	753,233

Total					36,057,645

Transportation 5.66%
MO St Hwys & Transn Commn 1st Lien Ser B	5.00%	5/1/2022	AAA	1,500	1,703,925
MO St Hwys & Transn Commn 2nd Lien	5.25%	5/1/2021	AAA	3,500	4,086,880
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%	6/1/2026	CCC+	1,215	1,059,140
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A (AGM)	5.00%	7/1/2025	AAA	2,000	2,172,340
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%	7/1/2029	A	1,000	1,084,580

Total					10,106,865

Utilities 18.51%
Carroll Cnty MO Pub Wtr Supply Dist No 1	6.00%	3/1/2039	A	1,000	1,101,470
Kansas City MO Santn Swr Sys Rev Ser A	5.25%	1/1/2034	AA	1,000	1,093,550
Kansas City MO Wtr Rev Ser A	5.25%	12/1/2032	AA+	1,000	1,105,990
Metro St. Louis MO Swr Dist Ser A	5.75%	5/1/2038	AA+	1,760	1,996,174

See Notes to Financial Statements.

Schedule of Investments (concluded)

MISSOURI TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Metro St. Louis MO Swr Dist Ser A (NPFGC)	5.00%		5/1/2034	AA+	$2,000	$2,082,120
MO Jt Muni Elec Util Commn Iatan 2 Pj Ser A	6.00%		1/1/2039	A3	2,000	2,161,560
MO Jt Muni Elec Util Commn Iatan 2 Pj Ser A (AMBAC)	5.00%		1/1/2034	A3	1,000	1,023,510
MO Jt Muni Elec Util Commn Plum Point Pj (NPFGC)	5.00%		1/1/2034	A	5,000	4,918,600
MO Jt Muni Elec Util Commn Ser A (AMBAC)	5.00%		1/1/2023	A3	3,000	3,201,570
MO St Envr Impt & Enrg Res Auth Amer Wtr Co Pj AMT (AMBAC)	4.60%		12/1/2036	Baa1	1,000	886,000
MO St Envr Impt & Enrg Res Auth Union Elec Co Pj AMT	5.45%		10/1/2028	A3	2,475	2,475,025
MO St Envr Impt & Enrg Res Auth Unref Bal St Revolving B	7.20%		7/1/2016	Aaa	900	903,978
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%		7/1/2038	Baa1	1,000	1,084,790
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A (AG)	5.125%		7/1/2047	AAA	1,000	1,032,470
Puerto Rico Elec Pwr Auth Libor Ser UU	1.057%	#	7/1/2031	A3	1,000	709,370
Puerto Rico Elec Pwr Auth Ser RR (XLCA)	5.00%		7/1/2025	A3	1,000	1,050,650
Puerto Rico Elec Pwr Auth Ser TT	5.00%		7/1/2032	A3	2,500	2,557,200
Puerto Rico Elec Pwr Auth Ser WW	5.00%		7/1/2028	A3	1,500	1,572,435
St. Joseph MO Indl Dev Auth Swr Sys Impts Pj	5.00%		4/1/2027	A	1,325	1,371,719
Virgin Islands Wtr & Pwr Auth Ser A	5.00%		7/1/2031	BBB-	730	741,206

Total						33,069,387

Total Investments in Municipal Bonds 103.58% (cost $179,201,113)						184,998,786

Liabilities in Excess of Cash and Other Assets(g) (3.58%)						(6,388,817)

Net Assets 100.00%						$178,609,969

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	146	Short	$(19,522,938)	$57,761
Ultra Long U.S. Treasury Bond	December 2010	21	Short	(2,966,906)	41,374

Totals				$(22,489,844)	$99,135

See Notes to Financial Statements.

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.02%

Corporate-Backed 7.68%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB-	$1,100	$970,024
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT (NPFGC)(FGIC)	5.375%	5/1/2032	NR	5,000	4,933,800
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	1,085	1,026,638
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Ba2	675	769,102
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	320	260,080
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,000	970,820
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	1,000	933,950

Total					9,864,414

Education 12.28%
NJ St Edl Facs Auth College of NJ Ser D (AGM)	5.00%	7/1/2028	AAA	3,000	3,300,480
NJ St Edl Facs Auth Georgian Court Univ Ser D	5.25%	7/1/2037	BBB+	750	769,612
NJ St Edl Facs Auth Montclair St Univ Ser J	5.00%	7/1/2029	A1	2,000	2,134,620
NJ St Edl Facs Auth Rowan Univ Ser B (AG)	5.00%	7/1/2027	AAA	1,725	1,886,770
NJ St Edl Facs Auth Seton Hall Univ Ser E	6.00%	7/1/2028	A	2,400	2,752,800
NJ St Edl Facs Auth Stevens Inst Tech Ser A	5.00%	7/1/2034	BBB+	1,000	1,014,200
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.50%	12/1/2032	Baa1	1,000	1,180,760
Rutgers St Univ NJ Ser F	5.00%	5/1/2031	AA	2,500	2,734,900

Total					15,774,142

General Obligation 11.62%
Essex Cnty NJ Impt Auth Pj Cons GTD (AMBAC)	5.25%	12/15/2018	Aa2	2,000	2,351,680
Gloucester Cnty NJ Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2028	AA+	2,500	2,794,025
Irvington Twp NJ Gen Impt	5.00%	1/1/2021	Aa3	1,410	1,612,913
Millburn Twp NJ Brd Ed	5.35%	7/15/2018	Aaa	1,050	1,295,353
Newark NJ Hsg Auth Rev South Ward Police Fac (AG)	6.75%	12/1/2038	Aa3	750	873,593

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
NJ St Equip Lease Purchase Ser A COP	5.25%	6/15/2029	AA-	$1,000	$1,093,280
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,076,375
Paterson NJ (AGM)	5.00%	6/15/2020	Aa3	900	982,062
Pohatcong Twp NJ Sch Dist (AGM)	5.25%	7/15/2026	AAA	1,335	1,689,216
Rahway NJ (AGM)	4.125%	12/15/2026	Aa3	5	5,301
Territory of Guam Ser A	7.00%	11/15/2039	B+	140	158,201

Total					14,931,999

Health Care 22.45%
Burlington Cnty NJ Bridge Commn The Evergreens Pj	5.625%	1/1/2038	NR	1,000	892,340
Camden Cnty NJ Impt Auth Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	760	702,574
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	500	442,050
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	846,300
NJ Econ Dev Auth Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	1,500	1,337,985
NJ Hlthcare Facs Fing Auth AHS Hosp Corp Ser A	5.00%	7/1/2027	A1	2,000	2,099,260
NJ Hlthcare Facs Fing Auth Atlanticare Regl Med Ctr	5.00%	7/1/2037	A+	1,000	1,024,630
NJ Hlthcare Facs Fing Auth Chilton Mem Hosp	5.75%	7/1/2039	BBB+	2,000	2,056,060
NJ Hlthcare Facs Fing Auth Holy Name Hosp	5.00%	7/1/2036	Baa2	1,700	1,561,671
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2028	AA-	5,000	5,282,950
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.75%	10/1/2031	AA-	1,250	1,404,763
NJ Hlthcare Facs Fing Auth Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-	600	618,822
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.625%	7/1/2038	BBB-	2,000	2,110,400
NJ Hlthcare Facs Fing Auth St. Peter’s Univ Hosp Oblig	5.25%	7/1/2021	Baa2	1,000	1,045,820
NJ Hlthcare Facs Fing Auth Trinitas Hosp Oblig Grp Ser A	4.75%	7/1/2024	BBB-	1,000	939,290
NJ Hlthcare Facs Fing Auth Trinitas Hosp Oblig Grp Ser A	5.25%	7/1/2030	BBB-	1,000	939,110

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
NJ Hlthcare Facs Fing Aauth Virtua Hlth	5.75%	7/1/2033	A		$2,500	$2,701,025
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A		1,000	1,003,860
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.125%	11/15/2025	Aa1		415	421,225
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.125%	11/15/2030	Aa1		1,000	1,014,990
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		375	399,686

Total						28,844,811

Housing 2.96%
NJ Econ Dev Auth Cranes Mill Pj Ser A	5.00%	6/1/2015	BBB-	(c)	610	632,759
NJ Econ Dev Auth MSU Student Hsg Pj	5.75%	6/1/2031	Baa3		1,500	1,568,025
NJ Econ Dev Auth MSU Student Hsg Pj	5.875%	6/1/2042	Baa3		1,520	1,599,344

Total						3,800,128

Lease Obligations 4.34%
Morris-Union Jt Commn NJ COP (RADIAN)	5.00%	5/1/2027	Baa3		1,000	1,013,410
NJ Econ Dev Auth Sch Facs Constr Ser AA	5.50%	12/15/2029	AA-		1,250	1,412,925
NJ Econ Dev Auth Sch Facs Constr Ser Y	5.00%	9/1/2033	AA-		1,000	1,058,130
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR		1,000	969,120
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3		1,000	1,125,410

Total						5,578,995

Other Revenue 3.86%
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR		1,300	234,130
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	5.75%	10/1/2021	Ba2		1,000	1,051,580
NJ Envr Infrastr Tr Ser C	5.00%	9/1/2021	AAA		3,000	3,673,410

Total						4,959,120

Pre-Refunded 0.81%
North Bergen Twp NJ Brd Ed COP (AGM)	6.125%	12/15/2022	Aa3		1,000	1,021,510
Puerto Rico Pub Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	NR		20	23,080

Total						1,044,590

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax 0.52%
NJ Econ Dev Auth Newark Downtown Dist Mgmt Corp	5.125%	6/15/2037	Baa3	$700	$669,081

Tax Revenue 5.87%
NJ Econ Dev Auth Cigarette Tax	5.75%	6/15/2029	BBB	1,000	995,370
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.75%	8/1/2037	A+	1,000	1,089,360
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	5.00%	8/1/2035	A+	2,500	2,598,200
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	6.00%	8/1/2039	A+	1,500	1,676,925
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sr Lien Ser A	5.00%	10/1/2029	BBB	650	666,965
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sub Lien Ser B	5.25%	10/1/2029	Baa2	500	518,890

Total					7,545,710

Tobacco 2.45%
NJ Tob Sttlmnt Fing Corp Cap Apprec Bds Ser 1C	Zero Coupon	6/1/2041	BB-	20,000	865,600
NJ Tob Sttlmnt Fing Corp Ser 1A	4.625%	6/1/2026	BBB	1,025	878,456
NJ Tob Sttlmnt Fing Corp Ser 1A	4.75%	6/1/2034	BBB	1,000	707,710
NJ Tob Sttlmnt Fing Corp Ser 1A	5.00%	6/1/2041	BBB	1,000	692,550

Total					3,144,316

Transportation 21.40%
Hudson Cnty NJ Impt Auth Harrison Pkg Fac Pj Ser C GTD (AG)	5.125%	1/1/2031	AAA	1,500	1,637,160
NJ St Tpk Auth Rev Ser H	5.00%	1/1/2036	A+	2,000	2,124,660
NJ St Transn Tr Fd Auth Cap Apprec Transn Sys Ser A	Zero Coupon	12/15/2038	AA-	5,000	1,019,550
NJ St Transn Tr Fd Auth TCRS Ser A (AMBAC)	5.25%	12/15/2022	AA-	1,500	1,726,440
NJ St Transn Tr Fd Auth Transn Sys Ser A (AMBAC)	4.75%	12/15/2037	AA-	2,000	2,047,600
NJ St Transn Tr Fd Auth Transn Sys Ser A (NPFGC)	5.25%	12/15/2021	AA-	4,000	4,631,480
Port Auth NY & NJ Cons 152nd AMT	5.75%	11/1/2030	Aa2	1,000	1,111,250
Port Auth NY & NJ Cons 156th Ser(b)	4.75%	11/1/2036	Aa2	10,625	11,230,751

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)		Value
Transportation (continued)
Puerto Rico Comwlth Hwy & Transn Auth Ser AA (NPFGC)	5.50%	7/1/2020	A	$1,000		$1,104,650
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%	6/1/2026	CCC+	1,000		871,720

Total						27,505,261

Utilities 5.78%
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,000		1,048,290
Puerto Rico Elec Pwr Auth Ser XX	5.25%	7/1/2040	A3	1,000		1,047,290
Puerto Rico Elec Pwr Auth Ser XX	5.75%	7/1/2036	A3	2,000		2,228,620
Salem Cnty NJ Utils Auth Pollutn Ctrl Atlantic City Elec Ser A	4.875%	6/1/2029	A3	2,000		2,086,720
Virgin Islands Wtr & Pwr Auth Ser A	5.00%	7/1/2031	BBB-	1,000		1,015,350

Total						7,426,270

Total Municipal Bonds (cost $127,826,357)						131,088,837

				Shares (000)
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $5)				—	(e)	5

Total Investments in Securities 102.02% (cost $127,826,362)						131,088,842

Liabilities in Excess of Cash and Other Assets(g) (2.02%)						(2,591,429)

Net Assets 100.00%						$128,497,413

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	100	Short	$(13,371,875)	$56,135
Ultra Long U.S. Treasury Bond	December 2010	10	Short	(1,412,813)	17,907

Totals				$(14,784,688)	$74,042

See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.47%

Corporate-Backed 6.16%
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase II Pj Ser B (ACA)	5.10%	8/1/2036	NR	$500	$372,000
Chautauqua Cnty NY Indl Dev Agy Dunkirk Pwr Pj Rmkt	5.875%	4/1/2042	Baa3	1,000	1,047,030
Essex Cnty NY Indl Dev Agy Intl Paper Co Pjs Ser A AMT	4.60%	12/1/2030	BBB	1,400	1,387,218
Liberty NY Dev Corp Rev Goldman Sachs Headquarters	5.25%	10/1/2035	A1	5,000	5,272,900
New York City NY Indl Dev Agy British Airways Plc Pj AMT	5.25%	12/1/2032	BB-	2,245	1,810,053
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B-	3,350	2,879,727
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.00%	12/1/2023	BB	1,000	839,650
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%	12/1/2016	BB	1,000	938,770
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,658,825
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	1,665	1,555,027

Total					17,761,200

Education 17.78%
Albany NY Indl Dev Agy Civic Fac Albany College Pharmacy Pj Ser A	5.625%	12/1/2034	BBB-	700	706,776
Albany NY Indl Dev Agy Civic Fac Albany Law Sch Univ Ser A	5.00%	7/1/2031	BBB	1,000	1,023,460
Cattaraugus Cnty NY Indl Dev Agy St. Bonaventure Univ Pj Ser A	5.00%	5/1/2023	BBB-	500	510,700
Cattaraugus Cnty NY Indl Dev Agy St. Bonaventure Univ Pj Ser A	5.10%	5/1/2031	BBB-	1,075	1,087,427
City of Troy NY Rensselaer Polytechnic Ser A	5.00%	9/1/2030	A	1,000	1,049,350
Nassau Cnty NY Indl Dev Agy Amsterdam At Harborside Ser A	6.50%	1/1/2027	NR	1,000	1,030,070
New York City NY Indl Dev Agy Polytechnic Univ Pj (ACA)	5.25%	11/1/2037	BB+	1,820	1,798,924
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,307,509

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
NY St Dorm Auth Lease Rev Cap Apprec Court Facs	Zero Coupon	8/1/2021	AA+	$3,265	$2,318,117
NY St Dorm Auth Lease Rev Master Boces Pg Oneida	5.25%	8/15/2028	Aa3	3,375	3,656,981
NY St Dorm Auth Rev Non St Supp Debt NYU Ser A(b)	5.25%	7/1/2034	AA-	20,000	22,136,600
NY St Dorm Auth Rev Non St Supp Debt NYU Ser C	5.00%	7/1/2029	AA-	5,000	5,507,900
NY St Dorm Auth Rev Non St Supp Debt Rochester Inst Tech Ser A	6.25%	7/1/2029	A1	2,750	3,158,128
NY St Dorm Auth Rev Non St Supp Debt Teachers College	5.375%	3/1/2029	A1	1,000	1,097,300
NY St Dorm Auth Rev Non St Supp Debt Yeshiva Univ	5.00%	9/1/2034	AA	1,500	1,612,560
NY St Dorm Auth Rev St City Univ Cons 5th Gen Res Ser B	5.00%	7/1/2027	AA-	1,500	1,632,210
Seneca Cnty NY Indl Dev Agy NY Chiropractic College	5.00%	10/1/2027	BBB	500	511,235
Yonkers NY Indl Dev Agy Civic Ctr Sarah Lawrence College Pj Ser A	6.00%	6/1/2029	A	1,000	1,109,510

Total					51,254,757

General Obligation 10.98%
New York City NY Sub Ser I-1(b)	5.00%	4/1/2025	AA	10,000	10,933,150
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	4,000	3,322,200
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (AGM)	5.00%	10/1/2032	AAA	1,425	1,514,704
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	3,290	3,680,150
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	4,790	5,358,030
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	1,920	2,147,686
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	A3	2,000	2,195,560
Puerto Rico Comwlth Pub Impt Ser C	6.00%	7/1/2039	A3	1,000	1,085,490
Syracuse NY Indl Dev Agy Syracuse City Sch Dist Ser A (AGM)	5.00%	5/1/2027	AAA	1,000	1,106,710
Territory of Guam Ser A	7.00%	11/15/2039	B+	280	316,403

Total					31,660,083

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care 14.01%
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser A	5.25%	11/15/2027	BBB+	$1,500	$1,524,825
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser E	5.50%	11/15/2027	BBB+	1,000	1,031,370
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj (RADIAN)	5.625%	7/1/2024	NR	1,750	1,800,120
East Rochester NY Hsg Auth Rev Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	1,700	1,504,551
Genesee Cnty NY Indl Dev Agy Utd Mem Med Ctr Pj	5.00%	12/1/2032	NR	1,000	866,130
Madison Cnty NY Indl Dev Agy Civic Fac Oneida Hlth Sys Inc Pj	5.25%	2/1/2027	BBB-	750	709,815
Madison Cnty NY Indl Dev Agy Civic Fac Oneida Hlth Sys Inc Pj	5.50%	2/1/2032	BBB-	750	711,188
New York City NY Hlth & Hosp Corp Hlth Sys Ser A	5.50%	2/15/2023	Aa3	1,000	1,109,580
New York City NY Indl Dev Agy Coll Mtg Eger Hrbr Pj A (GNMA)	5.875%	5/20/2044	AA+	415	447,606
NY St Dorm Auth Rev Catholic Hlth Long Island Oblig Grp	5.00%	7/1/2027	A3	1,250	1,262,200
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.375%	7/1/2020	Baa3	2,000	2,021,800
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.50%	7/1/2030	Baa3	1,500	1,501,095
NY St Dorm Auth Rev Mental Hlth Svcs Ser B (NPFGC)(IBC)	6.00%	8/15/2012	AA-	1,460	1,592,539
NY St Dorm Auth Rev Non St Supp Debt Mount Sinai Hosp Ser A	5.00%	7/1/2026	A2	5,525	5,902,302
NY St Dorm Auth Rev Non St Supp Debt Mount Sinai Sch Med	5.125%	7/1/2039	A-	3,000	3,103,350
NY St Dorm Auth Rev Non St Supp Debt Muni Hlth Facs Lease Sub 2-4	5.00%	1/15/2028	AA-	1,000	1,062,540
NY St Dorm Auth Rev Non St Supp Debt North Shore L I Jewish Ser A	5.25%	5/1/2030	A-	2,520	2,622,186
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	BBB	3,435	3,620,181
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2036	BBB	2,265	2,281,580
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	2,000	2,067,820

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A (AMBAC)	5.75%	7/1/2018	NR	$1,000	$1,009,950
Suffolk Cnty NY Indl Dev Agy Eastern Long Island Hosp Assoc†	5.375%	1/1/2027	NR	1,230	1,032,487
Suffolk Cnty NY Indl Dev Agy Eastern Long Island Hosp Assoc†	5.50%	1/1/2037	NR	1,000	787,010
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	755	804,702

Total					40,376,927

Housing 1.51%
Canton NY Cap Res Corp Grasse River Suny Canton Pj Ser A	5.00%	5/1/2040	AAA	1,000	1,038,510
NY St Mtg Agy Hmownr Mtg Rev Ser 143 AMT	4.875%	10/1/2030	Aa1	2,255	2,275,205
NY St Mtg Agy Hmownr Mtg Rev Ser 156	5.20%	10/1/2028	Aa1	1,000	1,054,080

Total					4,367,795

Lease Obligations 9.36%
Hudson Yards NY Infrastr Corp Ser A	5.00%	2/15/2047	A	2,500	2,491,525
New York City NY Edl Constr Fd Ser A (NPFGC)(FGIC)	5.00%	4/1/2031	AA-	5,000	5,336,250
New York City NY Indl Dev Agy NY Stock Exchange Pj Ser A	4.75%	5/1/2029	AA-	2,500	2,627,450
New York City NY Indl Dev Agy USTA Natl Tennis (AGM)	5.00%	11/15/2023	AAA	1,830	2,044,458
New York City NY Indl Dev Agy Yankee Stadium Pilot (FGIC)	5.00%	3/1/2046	BBB-	1,000	996,660
New York City NY Transnl Fin Auth Fiscal 2008 Ser S1	5.00%	1/15/2028	AA-	5,000	5,441,050
NY St Urban Dev Corp Rev St Facs	5.70%	4/1/2020	AA-	4,150	4,829,480
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	969,120
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3	2,000	2,250,820

Total					26,986,813

Other Revenue 10.93%
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	6.25%	7/15/2040	BBB-	3,000	3,263,520

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	6.50%	7/15/2030	BBB-	$1,500	$1,678,500
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase I Pj Ser A (ACA)	5.20%	8/1/2030	NR	750	589,538
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase I Pj Ser A (ACA)	5.20%	8/1/2036	NR	1,000	755,520
New York City NY Indl Dev Agy Liberty IAC/Interactive Corp	5.00%	9/1/2035	BB+	1,315	1,239,927
New York City NY Tr Cultural Res Carnegie Hall Ser A	5.00%	12/1/2039	A+	2,000	2,098,740
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%	12/1/2018	A+	2,500	2,980,025
New York City NY Tr Cultural Res Museum Modern Art Ser 1A	5.00%	4/1/2031	Aa2	4,500	4,943,835
NY Liberty Dev Corp 2nd Priority Bk Amer	5.625%	7/15/2047	A	2,850	2,969,956
NY Liberty Dev Corp 2nd Priority Bk Amer	6.375%	7/15/2049	BBB-	3,100	3,324,998
NY St Envr Facs Corp Utd Wtr New Rochelle Ser A	4.875%	9/1/2040	A-	2,500	2,554,100
NY St Urban Dev Corp Rev St Pers Income Tax Ser B	5.00%	3/15/2032	AAA	2,250	2,435,062
Ulster Cnty NY Indl Dev Agy Ser A	6.00%	9/15/2027	NR	3,000	2,674,860

Total					31,508,581

Special Tax 0.67%
New York City NY Indl Dev Agy Queens Baseball Stadium Pilot (AMBAC)	5.00%	1/1/2031	BB+	2,000	1,930,720

Tax Revenue 9.32%
New York City NY Transnl Fin Auth Fiscal 2009 Ser S1	5.375%	7/15/2024	AA-	5,000	5,710,000
New York City NY Transnl Fin Auth Future Tax Secd Ser A	5.00%	5/1/2034	AAA	5,000	5,439,150
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2028	AAA	4,160	4,663,942
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1	5.00%	12/15/2028	AAA	2,625	2,942,993
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.75%	8/1/2037	A+	3,000	3,268,080
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	6.00%	8/1/2042	A+	2,500	2,762,725

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tax Revenue (continued)
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	5.00%	8/1/2035	A+		$2,000	$2,078,560

Total						26,865,450

Tobacco 1.45%
Suffolk Cnty NY Tob Asset Securitization Corp Turbo Ser B	6.00%	6/1/2048	BBB+	(c)	2,350	2,169,849
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB		2,445	1,998,641

Total						4,168,490

Transportation 11.46%
Metro Transn Auth NY Ser A	5.00%	11/15/2031	A		5,000	5,249,150
Metro Transn Auth NY Ser B	5.00%	11/15/2034	AA		2,000	2,152,960
New York City NY Indl Dev Agy 1990 Amer Airlines Inc Pj AMT	5.40%	7/1/2019	CCC+		2,635	2,252,767
New York City NY Indl Dev Agy Terminal One Grp Assoc Pj AMT	5.50%	1/1/2021	A3		1,250	1,317,800
New York City NY Indl Dev Agy Terminal One Grp Assoc Pj AMT	5.50%	1/1/2024	A3		2,000	2,083,740
NY St Thwy Auth Gen Rev Ser H (NPFGC)(FGIC)	5.00%	1/1/2030	A+		5,000	5,399,300
NY St Thwy Auth Hwy & Bridge Tr Fd Ser B	5.00%	4/1/2028	AA		2,000	2,206,040
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infrastr Bk	5.00%	7/1/2028	A3		1,000	1,001,230
Triborough NY Bridge & Tunnel Auth Gen Purp	4.75%	11/15/2030	Aa2		5,455	5,835,486
Triborough NY Bridge & Tunnel Auth Ser C	5.00%	11/15/2029	Aa2		5,000	5,544,100

Total						33,042,573

Utilities 13.84%
Long Island NY Pwr Auth Ser A	5.50%	4/1/2024	A-		2,190	2,493,731
New York City NY Muni Wtr Fin Auth Ser CC	5.00%	6/15/2029	AA+		1,545	1,705,541
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.00%	6/15/2029	AA+		3,500	3,858,785
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.125%	6/15/2030	AA+		6,500	7,166,315
New York City NY Muni Wtr Fin Auth Ser DD	5.00%	6/15/2032	AA+		1,000	1,082,130

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)		Value
Utilities (continued)
NY St Enrg Resh & Dev Auth Reg Lnkd Savrs & RIBs Brooklyn AMT	6.952%	7/1/2026	A3	$8,000		$8,001,520
NY St Envr Facs Corp Ser A	5.00%	6/15/2029	AA+	2,795		3,153,710
NY St Envr Facs Corp Ser B	4.75%	6/15/2032	AA+	5,000		5,351,400
NY St Envr Facs Corp Wst Mgmt Pj Ser A AMT	4.55%	5/1/2012	BBB	1,500		1,517,340
Puerto Rico Elec Pwr Auth Ser XX	5.75%	7/1/2036	A3	5,000		5,571,550

Total						39,902,022

Total Municipal Bonds (cost $294,846,764)						309,825,411

				Shares (000)
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus NY Municipal Cash Management (cost $230)				-	(e)	230

Total Investments in Securities 107.47% (cost $294,846,994)						309,825,641

Liabilities in Excess of Cash and Other Assets(g) (7.47%)						(21,538,811)

Net Assets 100.00%						$288,286,830

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	240	Short	$(32,092,500)	$136,851
Ultra Long U.S. Treasury Bond	December 2010	28	Short	(3,955,875)	53,290

Totals				$(36,048,375)	$190,141

See Notes to Financial Statements.

Schedule of Investments

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
MUNICIPAL BONDS 95.15%

Corporate-Backed 2.99%
Allegheny Cnty PA Indl Dev Auth Envr Impt	5.50%	11/1/2016	BB		$1,500	$1,580,505
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.50%	5/1/2017	BB		3,315	3,648,887
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.75%	11/1/2024	BB		3,800	4,169,930
Babylon NY Indl Dev Agy Res Rev Covanta Babylon Ser A	5.00%	1/1/2019	AA		4,000	4,480,720
Chicago IL O’Hare Intl Arpt Ser B (AGM)	5.00%	1/1/2020	AAA		3,500	3,859,835
DeSoto Parish LA Envr Fac Intl Paper Co Ser A AMT	4.75%	3/1/2019	BBB		6,480	6,590,419
IN St Fin Auth Impt US Steel Corp	6.00%	12/1/2026	BB		1,000	1,068,580
Jay ME Solid Wst Disp Rev Intl Paper Co Pj Ser A AMT	4.90%	11/1/2017	BBB		2,890	3,008,808
Long Beach CA Bd Fin Auth Natural Gas Ser A	5.25%	11/15/2020	A		500	529,335
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.25%	12/1/2013	BBB+	(c)	750	777,495
MD St Indl Dev Fing Auth Synagro Baltimore Ser A AMT	5.375%	12/1/2014	BBB+	(c)	1,000	1,042,000
MI St Strategic Fd Ltd Pollutn Ctrl Gen Motors Corp(i)	6.20%	9/1/2020	NR		400	128,000
Mission TX Econ Dev Corp Wst Mgmt Inc Pj AMT	6.00%	8/1/2020	BBB		2,000	2,205,640
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B-		3,000	2,744,070
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%	10/1/2024	BB		1,000	1,000,230
NH St Business Fin Auth Pub Svc Ser D Rmkt TCRS AMT (AMBAC)	6.00%	5/1/2021	A3		1,000	1,013,250
NH St Business Fin Auth UTD Illuminating Ser A AMT	4.50%	7/1/2027	BBB		5,000	5,167,750
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B		3,000	2,912,460
OH St Wtr Dev Auth Solid Wst Allied Wst NA Inc Pj Ser A AMT	5.15%	7/15/2015	BBB		250	253,798
Port of Corpus Christi Auth of Nueces Cnty TX Union Pacific	5.65%	12/1/2022	NR		2,400	2,451,240

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Corporate-Backed (continued)
Rockport IN Pollutn Ctrl Rev MI Pwr Co Pj Ser A	6.25%	6/1/2025	BBB	$2,500	$2,816,375
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.50%	3/1/2018	A	500	566,815
Seminole Indian Tribe FL Spl Oblig Ser A†	5.75%	10/1/2022	BBB	150	153,284
Seneca NY Nation Indians Cap Impts Auth Ser A†	5.25%	12/1/2016	BB	250	234,693
Tulsa OK Arpts Impt Tr Rev Ser A Rmkt AMT	7.75%	6/1/2035	Caa2	2,500	2,507,500
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	1,000	933,950
West Pace Cooperative Dist AL Rev	9.125%	5/1/2039	NR	5,000	4,796,550

Total					60,642,119

Education 6.20%
Adams Cnty PA Indl Dev Auth Gettysburg College	5.00%	8/15/2020	A	1,760	2,008,442
Albany NY Indl Dev Agy Civic Fac St. Peter’s Hosp Pj Ser A	5.00%	11/15/2015	BBB+	250	271,300
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%	3/1/2015	A2	1,100	1,238,479
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ Ser A (NPFGC)(FGIC)	5.00%	3/1/2013	A	150	162,320
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	5.00%	7/1/2021	A1	610	653,499
AZ St Univ Brd Regents COP (NPFGC)	5.00%	7/1/2022	AA-	3,465	3,761,431
AZ St Univ Enrg Mgmt LLC Tempe Campus II	5.00%	7/1/2019	AA-	2,090	2,378,127
Bulloch Cnty GA Dev Auth GA Sthn Univ Hsg Fndtn Four (AG)	5.25%	7/1/2018	Aa3	500	593,475
CA Muni Fin Auth Rev Biola Univ	5.625%	10/1/2023	Baa1	1,015	1,097,631
CA Statewide Cmntys Dev Auth CHF Irvine LLC UCI East Campus	6.00%	5/15/2023	Baa2	2,000	2,214,500
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	1,000	1,055,060
Carrollton TX Fmrs Branch Indpt Sch Dist Sch Bldg PSF GTD	4.50%	2/15/2019	AAA	500	558,150
Clifton TX Higher Ed Fin Corp Uplift Ed Ser A	5.70%	12/1/2025	BBB-	5,110	5,333,818
CT St Hlth & Edl Facs Auth Fairfield Univ Facs Ser M	5.00%	7/1/2016	A-	1,000	1,133,420

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
CT St Hlth & Edl Facs Auth Quinnipiac Univ Ser I (NPFGC)	5.00%	7/1/2019	A	$500	$555,105
Cuyahoga OH Cmnty College Dist Ser C	5.00%	8/1/2020	Aa2	1,800	2,089,206
Harris Cnty TX Cultural Ed Facs Fin Corp Baylor College Medicine Ser D	5.00%	11/15/2019	A-	1,910	2,024,810
IL Edl Facs Auth Rev Northwestern Univ	5.50%	12/1/2013	AAA	300	325,647
IL Fin Auth Rev DePaul Univ	5.00%	10/1/2013	A-	1,225	1,328,500
IL Fin Auth Rev Inst Tech	6.50%	2/1/2023	Baa2	2,000	2,251,300
IL Fin Auth Rev Inst Tech Ser A	5.00%	4/1/2016	Baa2	2,000	2,143,460
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)	5.75%	8/15/2030	AA+	2,500	2,773,975
IL Fin Auth Rev Univ of Chicago Ser B	5.50%	7/1/2021	Aa1	5,000	5,952,400
MA St Hlth & Edl Facs Auth Harvard Univ Ser A	5.25%	11/15/2019	AAA	2,850	3,485,322
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	6.25%	6/15/2020	Ba3	2,830	2,799,351
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.00%	12/1/2016	Baa3	1,235	1,302,554
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.25%	12/1/2018	Baa3	1,120	1,179,774
Miami-Dade Cnty FL Edl Facs Auth Univ of Miami Ser A	5.25%	4/1/2016	A-	1,000	1,127,100
MO St Hlth & Edl Facs Auth Washington Univ Ser A	5.25%	3/15/2018	AAA	625	764,844
NC Cap Facs Fin Agy Meredith College	5.375%	6/1/2021	BBB	500	538,435
NH Hlth & Ed Facs Auth Univ Sys Ser A	5.50%	7/1/2020	Aa3	1,890	2,257,189
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	6.50%	12/1/2019	Baa1	5,595	6,700,068
NJ St Higher Ed Assist Auth Ser 1A	5.00%	12/1/2018	AA	3,985	4,376,088
NJ St Higher Ed Assist Auth Ser A	5.00%	6/1/2018	AA	3,055	3,343,117
NY St Dorm Auth Rev Non St Supp Debt St Montefiore Med Ctr (NPFGC)(FGIC)(FHA)	5.00%	2/1/2022	A	2,500	2,651,150
OH St Higher Edl Fac Rev Case Western Reserve Ser C	5.00%	12/1/2015	AA-	3,065	3,521,317
OH St Higher Edl Fac Rev Commn Ashland Univ Pj	6.25%	9/1/2024	Ba1	4,115	4,304,825
PA St Higher Edl Facs Auth Edinboro Univ	5.00%	7/1/2018	BBB-	250	262,240
PA St Higher Edl Facs Auth Ser AG	5.25%	6/15/2018	Aa2	1,000	1,196,780

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
PA St Higher Edl Facs Auth Ser AH	5.00%	6/15/2019	Aa2	$2,455	$2,863,389
PA St Higher Edl Facs Auth Univ of PA Ser A	5.00%	9/1/2019	AA+	3,450	4,165,323
Pierce Cnty WA Sch Dist No 416 White River (AGM)	5.00%	12/1/2015	Aa1	250	290,820
RI St Hlth & Edl Bldg Corp Pub Sch Fing Pg Ser A (AGM)	5.00%	5/15/2018	Aa3	1,855	2,104,368
Troy NY Indl Dev Auth Civic Fac Rensselaer Polytechnic Ser E	4.05%	4/1/2037	A	2,500	2,563,575
TX St Univ Sys Fing Rev	5.25%	3/15/2019	Aa2	5,000	5,958,600
TX Tech Univ Rev Fing 12th Ser	5.00%	2/15/2020	AA	1,475	1,727,343
Univ of AR Rev Fac Fayetteville Campus (AMBAC)	5.00%	11/1/2014	Aa2	350	403,155
Univ of CO Entrprse Sys Ser A	5.00%	6/1/2018	Aa2	1,250	1,469,325
Univ of MN Spl Purp Rev St Supp Stadium Debt	5.00%	8/1/2018	AA+	1,000	1,153,380
Univ of North TX Rev Fing Sys	4.00%	4/15/2019	Aa2	2,735	3,054,995
Univ of North TX Rev Fing Sys	4.00%	4/15/2020	Aa2	4,680	5,208,887
Univ of Pittsburgh PA Cap Pj Ser B	5.00%	9/15/2019	Aa1	2,000	2,391,940
Univ of TX Rev Ser A	5.25%	8/15/2019	AAA	5,000	6,067,100
Univ of Western MI Rev (AG)	5.25%	11/15/2020	AAA	3,980	4,470,973

Total					125,607,382

General Obligation 15.36%
AL St Pub Sch & College Auth Cap Impt	5.00%	12/1/2022	Aa1	500	566,355
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.25%	8/1/2019	A1	875	1,027,189
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.50%	8/1/2020	A1	730	865,685
Atlantic Cnty NJ	5.00%	2/1/2018	AA	885	1,055,672
Bexar Cnty TX Ltd Tax Pass Thru	5.25%	6/15/2020	Aaa	3,190	3,582,179
Birmingham AL Cap Impt Ser A (AMBAC)	5.00%	12/1/2018	AA	1,000	1,139,940
Boone McHenry & DeKalb Cntys IL Cmnty Unit Sch Dist No 100 Ser A (NPFGC)	5.00%	1/1/2018	Aa3	2,500	2,745,575
Brevard Cnty FL Sch Brd COP Ser B (NPFGC)(FGIC)	5.00%	7/1/2019	Aa3	3,500	3,731,980
Broward Cnty FL Pks & Land Preservation Pj	5.00%	1/1/2019	Aaa	2,040	2,243,082
CA St	5.00%	8/1/2018	A1	3,000	3,381,720

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
CA St (AGM)	5.00%	8/1/2016	AAA	$2,000	$2,303,280
CA St Var Purp	5.25%	10/1/2020	A1	10,000	11,439,200
Chandler AZ	4.00%	7/1/2020	AAA	3,375	3,679,459
Chesterfield Cnty SC Sch Dist (AGM)	5.375%	3/1/2018	AAA	2,050	2,191,901
Chicago IL Pjs Ser A (AGM)	5.00%	1/1/2027	AAA	17,525	19,078,416
Chicago IL Pk Dist Ser F	5.50%	1/1/2022	AA+	1,750	2,046,292
Cleveland OH Var Purp Ser A (AG)	5.25%	12/1/2020	AAA	1,415	1,613,977
Cook Cnty IL Cmnty Consolidated Sch Dist No 64 (AGM)	5.50%	12/1/2016	Aa2	1,580	1,866,612
Cook Cnty IL Ser A	5.00%	11/15/2019	AA	1,405	1,620,260
Crawford Cent Sch Dist PA Ser C	5.00%	2/1/2019	Aa3	1,775	2,040,824
DE Vly Regl Financial Auth Ser B (AMBAC)	5.60%	7/1/2017	A2	3,140	3,546,693
Desert Sands CA Unif Sch Dist Election 2001	5.75%	8/1/2019	Aa2	675	824,594
Detroit MI Dist St Aid	5.00%	11/1/2018	AA-	3,320	3,709,536
Dist of Columbia Ser E (BHAC)	5.00%	6/1/2021	AA+	3,500	3,970,365
FL St Brd of Ed Lottery Rev Ser B (AMBAC)	5.00%	7/1/2016	AAA	1,000	1,162,450
Fontana CA Unif Sch Dist Ser A (AGM)	5.25%	8/1/2025	AAA	3,125	3,380,531
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	5.00%	8/1/2017	Aaa	500	565,005
Fresno CA Unif Sch Dist Ser B (NPFGC)	5.25%	2/1/2024	A+	3,285	3,550,231
Garland TX Indpt Sch Dist Sch Bldg Ser A	5.00%	2/15/2020	Aaa	2,000	2,376,740
Gloucester Cnty NJ Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2017	AA+	1,000	1,180,380
Hemet CA Unif Sch Dist 2002 Election Ser C (NPFGC)	5.00%	8/1/2011	A	200	206,952
HI St Arpts Sys Rev Ser B AMT	5.00%	7/1/2017	A2	10,000	11,102,100
HI St Ser DR ETM	5.00%	6/1/2018	Aa2	1,840	2,232,877
HI St Unref Bal Ser DR	5.00%	6/1/2018	Aa1	3,160	3,799,900
Hoffman Estates Vlg IL Ser A	5.25%	12/1/2020	AA+	1,205	1,412,176
Houston TX Pub Impt Ser A	5.00%	3/1/2022	AA	7,285	8,395,234
Houston TX Pub Impt Ser A (AMBAC)	5.00%	3/1/2018	AA	2,500	2,872,700
IL St 1st Ser (NPFGC)	5.375%	4/1/2016	A+	4,465	5,026,831
IL St 1st Ser (NPFGC)	5.50%	8/1/2016	A+	2,255	2,561,748
Iron Cnty UT Sch Dist Sch Bldg UT Sch Bd Pg	5.00%	1/15/2021	Aaa	1,210	1,347,250
Jackson MS Pub Sch Dist (AGM)	5.00%	10/1/2018	Aa3	2,655	2,867,188
Jersey City NJ Pub Impt Ser A (NPFGC)	5.25%	9/1/2015	Aa3	250	275,328

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Kane Cnty IL Sch Dist No 131 Aurora East Side Ser C (AG)	5.00%	6/1/2019	AAA	$2,730	$3,051,075
Kane McHenry Cook & De Kalb Cntys IL Unit Sch Dist No 300 (AG)(AMBAC)	5.00%	1/1/2022	AAA	13,325	14,552,899
Kane McHenry Cook & De Kalb Cntys IL Unit Sch Dist No 300 (AG)(AMBAC)	5.00%	1/1/2023	AAA	14,540	15,803,090
King Cnty WA Sch Dist No 414 Lake Washington	5.00%	12/1/2019	AA+	2,500	2,970,625
King Cnty WA Sch Dist No 414 Lake Washington (AGM)	5.00%	12/1/2016	AAA	4,125	4,882,845
KY St Ppty & Bldgs Commn Pj No 89 (AGM)	5.00%	11/1/2014	AAA	2,000	2,277,200
Lancaster CA Sch Dist (AG)	5.00%	8/1/2017	AAA	1,125	1,274,704
Las Vegas-Clark Cnty NV Library Dist Medium Term	5.00%	1/1/2019	AA	3,500	3,963,785
Lexington-Fayette Urban Cnty KY Govt Ser A	4.00%	2/1/2018	AA+	1,165	1,313,631
Los Angeles CA Unif Sch Dist Ser A (NPFGC)	5.00%	7/1/2018	Aa2	500	569,580
MA St Ser C (AGM)	5.50%	12/1/2017	AAA	1,600	1,977,600
Maricopa Cnty AZ Sch Dist No 6 Washington Elem Sch Impt Pj of 2001 Ser B (AGM)	5.00%	7/1/2017	AAA	400	462,724
Maricopa Cnty AZ Unif Sch Dist No 41-Gilbert Sch Impt Ser A (NPFGC)(FGIC)	5.00%	7/1/2018	Aa2	2,400	2,701,920
MD St Loc Facs Ln 2nd Ser A	5.00%	8/1/2015	AAA	1,450	1,710,376
Mecklenburg Cnty NC COP Ser A	5.00%	2/1/2020	AA+	3,565	4,140,641
Memphis TN Gen Impt (NPFGC)	5.00%	10/1/2018	AA	3,295	3,695,046
Metro Govt Nashville & Davidson Cnty TN	5.00%	1/1/2018	Aa1	8,325	9,907,416
Metro Govt Nashville & Davidson Cnty TN	5.00%	5/15/2020	Aa1	5,225	6,026,619
Miami-Dade Cnty FL Bldg Better Cmntys Pg Ser B	5.25%	7/1/2019	Aa2	3,225	3,744,418
Middlesex Cnty NJ Impt Auth Cnty Open Space Tr Fd GTD	5.00%	9/15/2014	AAA	1,005	1,161,780
Mobile AL Ser B	5.00%	2/15/2018	Aa2	1,000	1,173,710
MS Dev Bk Spl Oblig Harrison Cnty Pj Ser D (AG)	5.00%	10/1/2020	AAA	1,495	1,705,018
MS Dev Bk Spl Oblig Jackson GTD	5.50%	1/1/2019	Aa2	1,120	1,294,675
NC Infrastr Fin Corp Cap Impt Ser A (AGM)	5.00%	5/1/2017	AAA	2,000	2,385,420
New York City NY Ser G	5.00%	8/1/2015	AA	1,000	1,161,200
New York City NY Ser H-1	5.00%	3/1/2015	AA	1,665	1,918,663

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
New York City NY Ser I	5.00%	8/1/2015	AA	$2,500	$2,841,775
NJ Econ Dev Auth Sch Facs Constr DD-1	5.00%	12/15/2018	AA-	9,680	11,160,362
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (AGM)	5.00%	10/1/2020	AAA	475	540,270
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	1,320	1,478,559
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	1,920	2,150,632
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	770	862,493
Oak Ridge TN	4.00%	6/1/2018	AA	2,120	2,379,509
Octorara PA Area Sch Dist Ser B (FSA)	5.00%	6/1/2019	AAA	2,890	3,368,353
Onondaga Cnty NY Ser A	5.00%	3/1/2020	AA+	1,150	1,373,445
Otsego MI Pub Sch Dist (AGM)	4.00%	5/1/2021	AAA	2,245	2,327,706
Philadelphia PA (CIFG)	4.50%	8/1/2012	A1	250	259,163
Philadelphia PA Ser A (AGM)	5.00%	12/15/2015	AAA	1,315	1,480,992
Phoenix AZ Ser B	5.00%	7/1/2019	AAA	500	585,515
Phoenix AZ Var Purp Ser A	5.00%	7/1/2016	AAA	2,525	3,001,518
Plainfield Vlg IL Ser A (NPFGC)	5.00%	12/15/2019	AA	1,940	2,152,585
Pocono Mountain PA Sch Dist Nts Ser A (AGM)	5.00%	9/1/2021	Aa3	1,440	1,591,646
Puerto Rico Comwlth (FGIC)	5.50%	7/1/2012	A3	1,500	1,591,095
Puerto Rico Comwlth Pub Impt Ser A (AGM)	5.00%	7/1/2018	AAA	3,000	3,242,580
Puerto Rico Comwlth Pub Impt Ser A (XLCA)	5.50%	7/1/2017	A3	2,705	3,006,526
San Bernardino Cmnty College Dist CA Election 2002 Ser A	6.00%	8/1/2021	Aa2	750	909,877
San Jose CA Unif Sch Dist Election of 2002 Ser C (NPFGC)(FGIC)	4.50%	8/1/2023	AA	2,825	3,024,756
Shelby Cnty TN	5.00%	4/1/2019	AA+	1,500	1,817,130
Suffolk Cnty NY Pub Impt Ser B	5.00%	11/1/2019	AA	2,450	2,964,867
Territory of Guam Ser A	5.75%	11/15/2014	B+	2,000	2,109,200
Three Rivers MI Cmnty Schs (AGM)	5.00%	5/1/2017	AAA	500	582,895
Virgin Islands Pub Fin Auth Sr Lien Ser B	5.00%	10/1/2019	BBB	3,000	3,312,810
WA St Var Purp Ser 2010A	5.00%	8/1/2022	AA+	2,850	3,305,601
WA St Var Purp Ser A	5.00%	7/1/2016	AA+	3,100	3,673,810
WA St Var Purp Ser D (AMBAC)	5.00%	1/1/2017	AA+	3,000	3,353,910

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Washoe Cnty NV Sch Dist Ser B (NPFGC)	5.00%	6/1/2014	AA	$300	$338,121
WI St Ser 1 (AMBAC)	5.00%	5/1/2015	AA	4,000	4,658,720
WI St Ser 1 (NPFGC)	5.50%	5/1/2014	AA	1,000	1,157,140
Williamson Cnty TX (NPFGC)	5.25%	2/15/2018	AAA	500	594,625
Worcester MA Muni Purp Ln Ser A (AGM)	5.25%	10/1/2019	AAA	1,000	1,130,690
Worcester MA Muni Purp Ln Ser A (AGM)	5.25%	10/1/2020	AAA	1,195	1,339,296
Yavapai Cnty AZ Unif Sch Dist No 22 Humboldt Sch Impt Pj of 2006 Ser B (AG)	5.00%	7/1/2018	Aa3	1,070	1,235,133

Total					311,316,372

Health Care 20.20%
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.625%	11/15/2022	NR	2,000	1,956,960
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.75%	11/15/2026	NR	3,000	2,864,910
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%	11/15/2017	BB-	3,250	3,090,945
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2014	Aa3	750	849,203
AZ Univ Med Ctr Corp	6.00%	7/1/2024	BBB+	1,000	1,105,030
Blount Cnty TN Hlth & Edl Facs Brd Asbury Inc Ser A	5.125%	4/1/2023	NR	5,200	4,566,432
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser K	5.125%	7/1/2022	A	2,000	2,095,260
CA Hlth Facs Fing Auth Episcopal Home Ser B	5.50%	2/1/2024	A-	2,000	2,110,240
CA Hlth Facs Fing Auth Providence Hlth & Svcs Ser C	6.00%	10/1/2020	AA	1,000	1,174,440
CA Hlth Facs Fing Auth Scripps Hlth Ser A	5.50%	10/1/2020	AA-	2,000	2,278,160
CA Hlth Facs Fing Auth Standford Hosp & Clinics Ser A	5.00%	11/15/2023	Aa3	3,000	3,094,800
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.00%	2/1/2016	Baa2	2,000	2,094,920
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.00%	2/1/2017	Baa2	2,245	2,329,794
CA Statewide Cmntys Dev Auth CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1	250	259,885
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser A	5.00%	4/1/2019	A+	6,000	6,778,200

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	6.25%	11/15/2019	BBB		$1,600	$1,754,640
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	4.80%	7/15/2017	NR		200	196,358
Charlotte-Mecklenburg Hosp Auth NC Carolina Hlthcare Ser A	5.25%	1/15/2023	AA-		2,895	3,280,672
Charlotte-Mecklenburg Hosp Auth NC Carolina Ser A	5.00%	1/15/2019	AA-		4,455	4,985,546
CO Hlth Facs Auth Rev Amer Baptist Ser A	7.00%	8/1/2019	NR		1,500	1,586,685
CO Hlth Facs Auth Rev Sisters Leavenworth Ser B	5.00%	1/1/2019	AA		8,500	9,502,065
CO Hlth Facs Auth Rev Sisters Leavenworth Ser B	5.00%	1/1/2020	AA		1,925	2,151,168
CO Hlth Facs Auth Rev Sisters Leavenworth Ser B	5.00%	1/1/2021	AA		6,535	7,242,871
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2019	BBB-		550	565,109
CT St Hlth & Edl Facs Auth Quinnipiac Univ Hlth & Ed K1 (NPFGC)	5.00%	7/1/2014	A		1,500	1,671,615
Delaware Cnty PA Auth Hosp Rev Crozer Keystone Oblig Grp Ser A	5.00%	12/15/2019	BBB-		1,000	994,830
Doylestown PA Hosp Auth Hosp Ser A (AG)	5.00%	7/1/2022	AAA		1,000	1,040,260
Eden Twp CA Hlthcare Dist COP	5.375%	6/1/2023	BBB	(c)	3,085	3,132,386
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+		1,000	1,099,375
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	6.00%	7/1/2020	Ba1		5,465	5,530,307
Florence Cnty SC Hosp Rev McLeod Regl Med Ctr Ser A	5.00%	11/1/2018	A+		1,845	2,080,957
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	5.50%	1/1/2018	BBB-	(c)	3,535	3,686,722
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	5.65%	1/1/2019	BBB-	(c)	2,000	2,090,860
Geisinger Auth PA Hlth Sys Ser A	5.50%	8/15/2023	AA		16,260	19,273,954
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	4.75%	8/1/2019	A2		3,840	4,076,659
Harris Cnty TX Hlth Facs Dev Corp Mem Hermann Hlthcare Sys Ser A	5.25%	12/1/2014	A		1,415	1,574,145

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
HI St Dept Bdgt & Fin Ser C2	6.40%	11/15/2014	NR	$1,100	$1,120,779
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	A3	160	160,629
Highlands Cnty FL Hlth Facs Auth Hosp Adventist Hlth Ser C	5.00%	11/15/2027	AA-	7,500	7,655,475
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2027	NR	2,000	1,681,460
IA Fin Auth Hlth Facs Rev Ser A Rmkt (AG)	5.00%	8/15/2018	Aa3	2,070	2,365,720
IA Fin Auth Hlthcare Facs Genesis Hlth Sys	5.00%	7/1/2019	A1	4,075	4,448,188
IL Fin Auth Rev Edward Hosp Ser A Rmkt (AMBAC)	6.00%	2/1/2028	A+	1,400	1,490,146
IL Fin Auth Rev Hosp Sisters Svcs Inc Ser A	5.00%	3/15/2027	AA	1,000	1,054,550
IL Fin Auth Rev Provena Hlth Ser A	5.75%	5/1/2018	BBB+	1,000	1,073,450
IL Fin Auth Rev Provena Hlth Ser A	5.75%	5/1/2019	BBB+	3,000	3,200,400
IL Fin Auth Rev Provena Hlth Ser A	6.00%	5/1/2020	BBB+	4,000	4,336,000
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	6.00%	11/1/2019	A-	1,000	1,111,990
IL Fin Auth Rev Sedgebrook Inc Fac Ser A(i)	5.50%	11/15/2013	NR	250	75,000
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.50%	2/15/2016	AAA	2,000	2,264,880
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.50%	2/15/2017	AAA	2,000	2,268,920
IL Hlth Facs Auth Rev Loyola Univ Hlth Sys Ser A	5.75%	7/1/2011	Baa3	55	55,774
IN Bd Bk Rev Spl Pg Hendricks Regl Hlth Ser A	5.00%	2/1/2019	AA	1,765	2,035,839
IN Hlth & Edl Facs Fing Auth St. Francis Ser E Rmkt (AGM)	5.25%	11/1/2022	Aa3	1,000	1,102,210
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A2 Rmkt	3.75%	11/15/2036	Aa1	4,600	4,752,122
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A3 Rmkt	5.00%	11/1/2027	Aa2	1,000	1,034,040
Iron River MI Hosp Fin Auth Iron Cnty Cmnty Hosps	6.00%	5/15/2020	NR	875	870,520
Kalamazoo MI Hosp Fin Auth Bronson Hosp Ser A Rmkt (AGM)	5.25%	5/15/2014	AAA	2,000	2,193,080
Kenai Peninsula AK Cent Kenai Peninsula Hosp Svc Area (NPFGC)(FGIC)	5.00%	8/1/2016	A1	2,585	2,743,254
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	5.50%	7/1/2020	BB+	3,275	3,267,369
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser 50-C-3	6.50%	5/15/2015	NR	1,000	1,012,320

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser 65-C-2	7.00%	11/15/2015	NR	$4,700	$4,767,868
KS St Dev Fin Auth Hosp Rev Adventist Hlth	5.25%	11/15/2019	AA-	1,580	1,838,251
KS St Dev Fin Auth Hosp Rev Adventist Sunbelt Ser D	5.00%	11/15/2020	AA-	1,775	2,013,702
LA Pub Facs Auth Rev Christus Hlth Ser A	5.25%	7/1/2020	A+	3,200	3,453,152
Lufkin TX Hlth Facs Dev Corp Mem Hlth Sys of East TX	6.00%	2/15/2024	BBB	7,500	7,850,325
MA Dev Fin Agy Ser B1	7.25%	6/1/2016	NR	5,000	5,025,300
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare Ser A (AGM)	4.00%	8/1/2022	AAA	1,000	996,220
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare Ser A (AGM)	4.00%	8/1/2023	AAA	1,635	1,621,969
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare Ser A (AGM)	5.00%	8/1/2017	AAA	2,630	2,943,627
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare Ser A (AGM)	5.00%	8/1/2021	AAA	2,115	2,301,416
MD St Hlth & Higher Edl Facs Auth Univ MD Med Sys	5.00%	7/1/2020	A	4,905	5,301,030
MD St Hlth & Higher Edl Facs Auth Univ MD Med Sys	5.00%	7/1/2021	A	5,550	5,955,594
ME Hlth & Higher Edl Facs Auth Ser A (NPFGC)	5.375%	7/1/2018	Aa3	2,700	2,928,069
ME Hlth & Higher Edl Facs Auth Ser B	4.50%	7/1/2018	Aa3	2,640	2,909,650
ME Hlth & Higher Edl Facs Auth Ser B	4.50%	7/1/2019	Aa3	5,505	6,020,213
MN Agric & Econ Dev Brd Hlthcare Essential Ser C-1 Rmkt (AG)	5.50%	2/15/2025	AAA	4,500	5,000,220
Montgomery Cnty PA Indl Dev Auth New Regl Med (FHA)	5.00%	8/1/2018	AA	1,605	1,814,115
Montgomery Cnty PA Indl Dev Auth New Regl Med (FHA)	5.00%	8/1/2019	AA	1,790	2,019,729
Montgomery Cnty PA Indl Dev Auth New Regl Med (FHA)	5.00%	8/1/2020	AA	1,000	1,107,930
MS Hosp Equip & Facs Auth North MS Hlth Svcs Ser 1	5.00%	10/1/2017	AA	2,500	2,860,550
NC Med Care Commn Univ Hlth Sys Ser E-1	5.75%	12/1/2036	A+	3,490	3,815,303
NJ Hlthcare Facs Fing Auth AHS Hosp Corp Ser A	5.125%	7/1/2019	A1	1,500	1,692,090

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2015	AA-	$1,500	$1,667,415
NJ Hlthcare Facs Fing Auth Hosp Asset Transformation Pg Ser A	5.00%	10/1/2016	AA-	2,000	2,252,800
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.00%	7/1/2018	BBB-	3,000	3,220,140
NJ Hlthcare Facs Fing Auth St. Peter’s Univ Hosp Oblig	5.25%	7/1/2021	Baa2	2,045	2,138,702
NJ Hlthcare Facs Fing Auth Trinitas Hosp Oblig Ser B	5.25%	7/1/2023	BBB-	10,000	9,880,400
NJ Hlthcare Facs Fing Auth Virtua Hlth (AG)	5.50%	7/1/2020	AAA	5,455	6,164,750
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.00%	8/15/2019	A3	2,000	2,112,940
NY St Dorm Auth Rev Good Samaritan Hosp Med Ctr Ser A (NPFGC)	5.75%	7/1/2014	A	1,500	1,512,090
NY St Dorm Auth Rev Lenox Hill Hosp Oblig Grp	5.375%	7/1/2020	Baa3	1,000	1,010,900
NY St Dorm Auth Rev Non St Supp Debt North Shore L I Jewish Ser E	5.00%	5/1/2019	A-	4,000	4,366,600
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	BBB	2,000	2,107,820
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.50%	12/1/2021	Ba1	1,000	1,093,070
OH St Higher Edl Fac Commn Hosp Cleveland Clinic Hlth Pj Ser A	5.00%	1/1/2015	Aa2	1,000	1,127,390
OH St Hosp Fac Rev Cleveland Clinic Hlth Ser B	5.00%	1/1/2022	Aa2	3,000	3,342,240
Orange Cnty FL Hlth Facs Auth Orlando Hlth Inc	5.25%	10/1/2020	A	5,000	5,362,600
PA St Higher Edl Facs Auth Univ of Pittsburgh Med Ctr Ser E	5.00%	5/15/2020	Aa3	8,000	9,161,680
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hosp Sys Ser A	6.625%	11/15/2023	BBB	2,000	2,001,360
Roanoke VA Econ Dev Auth Carilion Clinic Oblig(d)	5.00%	7/1/2025	A+	20,000	20,810,600
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%	11/1/2011	BBB	250	254,435
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%	11/1/2019	BBB	3,620	3,583,474
SC Jobs Econ Dev Auth Tuomey Hlthcare Sys (AMBAC)	5.00%	11/1/2018	NR	2,400	2,308,896

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
Scottsdale AZ Indl Dev Auth Scottsdale Hlthcare A	5.00%	9/1/2017	A-	$2,000	$2,192,840
Shelby Cnty TN Hlth Edl & Hsg Facs Brd Baptist Mem Hlth Ser 2004A	5.00%	9/1/2017	AA	4,000	4,487,560
South Broward FL Hosp Dist Rev Hosp (NPFGC)	5.00%	5/1/2019	AA-	5,130	5,594,983
South Broward FL Hosp Dist Rev Hosp (NPFGC)	5.00%	5/1/2022	AA-	2,710	2,902,762
St. Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	5.00%	11/15/2017	BB+	2,900	2,929,783
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.00%	9/1/2022	BBB+	3,300	3,335,145
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	5.375%	8/1/2015	NR	2,325	2,345,925
Tarrant Cnty TX Cultural Ed Facs Fin Corp Buckner Ret Svcs Inc Pj	5.00%	11/15/2011	A-	250	258,840
Tarrant Cnty TX Cultural Ed Facs Fin Corp Christus Hlth Ser A (AG)	5.75%	7/1/2018	AAA	3,500	3,877,685
Territory of Guam Oblig Rev Section 30 Ser A	5.375%	12/1/2024	BBB-	1,000	1,091,670
Territory of Guam Oblig Rev Section 30 Ser A	5.50%	12/1/2019	BBB-	1,000	1,148,710
Thomasville GA Hosp Auth Rev Antic Ctfs John D Archbold	4.75%	11/1/2025	A	6,150	6,348,706
Univ of AL Ser A	5.00%	9/1/2016	A+	2,320	2,565,386
Univ of AL Ser A	5.25%	9/1/2017	A+	1,180	1,326,450
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2030	Aa1	1,170	1,227,078
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2033	Aa1	7,000	7,325,010
WI St Hlth & Edl Facs Auth Aurora Hlthcare Inc Ser B	4.75%	8/15/2025	A3	2,000	2,113,920
WI St Hlth & Edl Facs Auth Froedtert & Cmnty Hlth	5.00%	4/1/2019	AA-	1,110	1,232,222
WI St Hlth & Edl Facs Auth Froedtert & Cmnty Hlth	5.00%	4/1/2020	AA-	1,500	1,652,430
WI St Hlth & Edl Facs Auth Ministry Hlth Rmkt (AGM)	5.00%	8/1/2016	AAA	2,230	2,482,927
WI St Hlth & Edl Facs Auth Ministry Hlthcare Ser A	5.00%	8/15/2018	A+	6,665	7,414,413

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser C-1	6.40%	9/15/2015	NR	$2,000	$2,010,240
WI St Hlth & Edl Facs Auth Synergy Hlth Inc	6.00%	11/15/2023	AA-	3,490	3,671,445
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.25%	8/15/2017	BBB+	8,160	8,692,195
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.25%	8/15/2018	BBB+	2,000	2,119,720
WV St Hosp Fin Auth Thomas Hlth Sys	6.00%	10/1/2020	NR	1,600	1,626,352

Total					409,231,500

Housing 0.57%
Athens GA Hsg Auth Rev Univ GA East Campus	4.00%	12/1/2019	Aa2	2,045	2,259,316
Athens GA Hsg Auth Rev Univ GA East Campus ETM	4.00%	12/1/2019	Aa2	240	272,868
East Rochester NY Hsg Auth Rev St. John’s Hlthcare Ser A (GNMA)	5.00%	4/20/2027	AAA	2,500	2,683,650
Garza Cnty TX Pub Fac Corp	5.50%	10/1/2018	BBB	1,000	995,530
Kansas City MO Indl Dev Auth Multi Fam Hsg Grand Blvd Lofts Pj Ser B	5.00%	1/1/2012	NR	1,835	1,822,797
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%	6/1/2016	A-	300	326,265
NJ Econ Dev Auth MSU Student Hsg Pj	5.00%	6/1/2018	Baa3	1,390	1,470,481
NJ Econ Dev Auth MSU Student Hsg Pj	5.25%	6/1/2019	Baa3	1,610	1,713,491

Total					11,544,398

Lease Obligations 7.72%
Arkansas KS Pub Bldg Commn South Cent Regl Med Ctr	6.25%	9/1/2024	A3	2,335	2,540,830
Atlanta GA Downtown Dev Auth Rev Underground Atlanta Pj Ser A (AG)	5.00%	7/1/2016	AAA	4,500	5,036,490
AZ Sch Facs Brd Ctfs Ser A-3 (NPFGC)(FGIC)	5.00%	9/1/2019	Aa3	4,850	5,188,724
Broward Cnty FL Sch Brd COP (NPFGC)	5.00%	7/1/2021	Aa3	2,930	3,025,870
CA St Pub Wrks Brd Dept Gen Svcs Bldgs 8 & 9 Ser A	5.00%	4/1/2020	A2	4,085	4,367,478
CA St Pub Wrks Brd Dept Hlth Svcs Richmond Lab Ser B (XLCA)	5.00%	11/1/2017	A2	315	341,498

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
CA St Pub Wrks Brd Var Cap Pj Ser G-1	5.25%	10/1/2019	A2	$11,370	$12,524,396
CA St Pub Wrks Brd Var Cap Pj Sub Ser A-1	5.00%	3/1/2018	A2	7,490	8,161,029
Cleveland OH Cleveland Stadium Pj Ser A COP	4.75%	11/15/2020	A	3,000	3,250,410
Cleveland OH Cleveland Stadium Pj Ser A COP	5.00%	11/15/2019	A	2,450	2,730,451
Essex Cnty NJ Impt Auth Pj Cons (AMBAC)	5.25%	12/15/2020	Aa2	15,000	17,722,050
FL Dept of Children & Fam Svcs FL Civil Commitment Ctr COP (NPFGC)	5.00%	10/1/2022	AA+	2,870	3,092,741
Fulton Cnty GA Facs Corp Pub Purp Pj COP	5.00%	11/1/2016	AA-	2,200	2,513,368
Goodyear AZ Pub Impt Corp	6.375%	7/1/2019	AA-	500	603,465
Greenville Cnty SC Sch Dist Bldg Equity Sooner	5.50%	12/1/2017	AA	3,000	3,634,350
Gwinnett Cnty GA Dev Auth Pub Schs Pj COP (NPFGC)	5.25%	1/1/2020	AA+	5,000	6,086,400
IN Fin Auth Lease Rev Ser A1	5.00%	11/1/2015	AA+	1,000	1,135,220
KY St Ppty & Bldgs Commn	5.75%	11/1/2019	Aa2	3,425	4,114,761
KY St Ppty & Bldgs Commn Pj No 93 (AG)	5.00%	2/1/2015	AAA	1,315	1,502,743
KY St Ppty & Bldgs Commn Pj No 93 (AG)	5.25%	2/1/2020	AAA	2,000	2,317,980
Mecklenburg Cnty NC Pub Facs Annual Apprec Ltd Ser O	5.00%	3/1/2020	AA+	2,525	2,998,715
Miami-Dade Cnty FL Sch Brd Ctfs Ser A (NPFGC)(FGIC)	5.00%	5/1/2022	A1	13,050	13,751,046
Montgomery Cnty VA Indl Dev Auth Pub Pjs	5.00%	2/1/2018	AA-	1,000	1,168,480
New York City NY Indl Dev Agy USTA Natl Tennis (AGM)	5.00%	11/15/2018	AAA	400	458,216
New York City NY Transnl Fin Auth Fiscal 2009 Ser S-4	5.125%	1/15/2024	AA-	2,350	2,660,153
NJ Econ Dev Auth Sch Facs Constr Ser AA	5.25%	12/15/2020	AA-	8,125	9,313,687
NJ Econ Dev Auth Transn Pj Sublease Ser A	5.00%	5/1/2018	AA-	1,425	1,633,364
NJ Sports & Exposition Auth Ser B	5.00%	9/1/2018	AA-	5,000	5,748,350
North Charleston SC Convtn Ctr COP	5.00%	10/1/2016	AA-	2,010	2,302,314
North Charleston SC Convtn Ctr COP	5.00%	10/1/2017	AA-	2,535	2,918,013
Northwest Allen IN Sch Bldg Corp First Mtg (AGM)	5.00%	7/15/2020	AAA	3,140	3,487,001

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
NY St Dorm Auth Rev St Mental Hlth Svcs Facs Impt Ser A (AGM)	5.00%	2/15/2016	AAA	$2,775	$3,196,162
PA St Indl Dev Auth Econ Dev	5.00%	7/1/2013	A1	2,000	2,178,080
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR	170	174,449
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	7.00%	7/1/2021	A3	5,000	5,569,000
VA College Bldg Auth Pub Higher Ed Fing Pg Ser A	5.00%	9/1/2016	Aa1	5,475	6,489,408
WI St Rev Ser A	5.25%	5/1/2020	AA-	2,175	2,585,857

Total					156,522,549

Other Revenue 6.21%
AL St Indl Dev Auth Solid Pine City Fiber Co Rmkt AMT	6.45%	12/1/2023	B	7,000	6,930,210
Austin TX Convtn Entrprse Inc 2nd Tier Ser B†	6.00%	1/1/2017	BB	1,935	1,976,099
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	1,200	844,776
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.00%	8/1/2018	NR	1,900	1,897,454
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	5.75%	7/15/2018	BBB-	1,400	1,500,380
Brooklyn NY Arena Loc Dev Corp Barclays Ctr Pj	5.75%	7/15/2019	BBB-	2,715	2,899,783
CA St Pub Wrks Brd Dept Corrections & Rehab F (NPFGC)(FGIC)	5.25%	11/1/2017	A	250	279,018
City of Intl Falls MN Boise Cascade Corp Pj	5.65%	12/1/2022	B	1,000	965,830
Cumberland Vly PA Sch Dist (AGM)	5.00%	11/15/2019	Aa3	3,000	3,306,180
Dallas TX Civic Ctr (AG)	5.00%	8/15/2021	AAA	3,800	4,270,934
Dallas TX Convtn Ctr Hotel Dev Corp Ser A	5.25%	1/1/2020	A+	4,000	4,457,640
Dallas TX Convtn Ctr Hotel Dev Corp Ser A	5.25%	1/1/2022	A+	6,405	7,037,302
Farmington NM Pollutn Ctrl Pub Svc NM San Juan Ser B	4.75%	6/1/2040	Baa3	10,000	10,211,100
FL St Dept of Envr Protn FL Forever Ser B (NPFGC)	5.00%	7/1/2012	AA-	300	321,765
Garza Cnty TX Pub Fac Corp	5.25%	10/1/2017	BBB	1,000	997,680
Garza Cnty TX Pub Fac Corp	5.50%	10/1/2019	BBB	1,600	1,576,624

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Houston TX Util Sys Rev 1st Lien Ser A (NPFGC)	5.25%		5/15/2017	AA	$2,400	$2,880,720
LA Loc Govt Westlake Chem Corp Ser A Rmkt(d)	6.50%		8/1/2029	BB+	6,605	6,972,172
LA Pub Facs Auth Rev Cleco Pwr LLC Pj	7.00%		12/1/2038	BBB	3,500	3,714,200
Manatee Cnty FL Transn Rev (AMBAC)	5.00%		10/1/2019	Aa2	2,030	2,211,847
MD St Econ Dev Corp Cnx Marine Terminals Inc	5.75%		9/1/2025	BB	1,500	1,551,420
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.25%		7/1/2018	NR	250	111,975
MI St (NPFGC)(IBC)	5.50%		12/1/2013	Aa2	100	112,942
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (NPFGC)(FGIC)	1.919%	#	4/1/2014	Aa3	200	190,578
Minneapolis MN Rev National Marrow Donor Pg	4.875%		8/1/2025	BBB	5,000	5,018,050
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	7.50%		5/1/2019	BBB+	3,225	3,720,554
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	8.00%		5/1/2025	BBB+	2,000	2,327,580
Navajo Cnty AZ Pollutn Ctrl Corp Ser C	5.50%		6/1/2034	Baa2	10,000	10,895,200
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%		12/1/2018	A+	2,500	2,980,025
NJ Econ Dev Auth Cigarette Tax	5.625%		6/15/2019	BBB	3,000	3,000,660
NM Fin Auth Rev Sub Lien Pub Pj Revolving Fd Ser C (NPFGC)	5.00%		6/15/2015	AA-	2,145	2,461,988
OH St Air Quality Dev Auth First Enrg Nuclear Ser A	5.75%		6/1/2033	Baa2	3,000	3,325,620
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser B	5.25%		3/1/2023	Baa1	2,000	2,032,480
Philadelphia PA Auth Indl Dev First Philadelphia Charter Ser A	5.30%		8/15/2017	BBB-	195	201,667
Pub Gas Partners Inc GA Ser A	5.00%		10/1/2019	A+	8,450	9,385,837
Puerto Rico Comwlth Govt Dev Bk Rmkt GTD (NPFGC)	4.75%		12/1/2015	A	5,000	5,208,800
Seminole Tribe FL Spl Oblig Ser A†	5.50%		10/1/2024	BBB	2,400	2,385,192
VA St Hsg Dev Auth Ser A-5 AMT	4.70%		7/1/2017	AAA	2,315	2,419,499
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.00%		12/1/2012	NR	250	246,280

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2012	NR	$2,980	$2,989,417

Total					125,817,478

Pre-Refunded 0.35%
IL St Toll Hwy Auth Ser A-1 (AGM)	5.00%	1/1/2026	AAA	5,000	5,989,150
Milledgeville-Baldwin Cnty GA Dev Auth College & St Univ Fndtn	5.50%	9/1/2024	AAA	1,000	1,188,350

Total					7,177,500

Special Tax 1.60%
Atlanta GA Tax Alloc Beltline Pj Ser B Rmkt	6.75%	1/1/2020	NR	3,000	3,144,210
Glendale CA Redev Agy Tax Alloc Cent Glendale Redev Pj	5.50%	12/1/2024	A-	6,000	6,176,040
Goodyear AZ Pub Impt Corp Ser A (NPFGC)	5.00%	7/1/2022	AA-	500	533,510
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.00%	5/1/2039	NR	5,000	4,052,450
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.50%	5/27/2011	NR	1,600	1,596,752
Kansas City MO Tax Incr Maincor Pj Ser A	5.25%	3/1/2018	NR	120	116,275
Mesquite NV Redev Agy Tax Alloc	7.00%	6/1/2019	A-	1,700	1,784,966
Miami-Dade Cnty FL Entitlement GTD (NPFGC)(FGIC)	5.00%	8/1/2014	Aa3	1,000	1,106,340
Orange Cnty FL Tourist Dev (AMBAC)	5.00%	10/1/2013	A+	1,265	1,395,497
Sparks NV Loc Impt Dist Ltd Oblig Dist No 3	6.50%	9/1/2020	NR	470	470,249
Sparks NV Redev Agy Tax Redev Area No 1	4.50%	1/15/2018	A-	1,210	1,219,644
Sparks NV Redev Agy Tax Redev Area No 1	4.75%	1/15/2019	A-	1,540	1,560,944
Sparks NV Redev Agy Tax Redev Area No 1	5.375%	1/15/2020	A-	1,675	1,755,249
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.50%	6/15/2020	Ba3	6,815	6,875,654
Tempe AZ Pier Twn Lake Impt Dist	5.00%	1/1/2018	Aa2	500	576,205

Total					32,363,985

Tax Revenue 4.40%
AL St Pub Sch & College Auth Cap Impt	5.00%	12/1/2016	Aa1	3,500	4,172,245
Bay Area Govt Assoc CA Infrastr Fing Auth St Acceleration Nts (NPFGC)(FGIC)	5.00%	8/1/2017	A	500	536,025
CA St Econ Recovery Ser A (NPFGC)(FGIC)	5.25%	7/1/2014	Aa3	200	230,398
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2022	AA+	635	725,462

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2023	AA+	$390	$445,559
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2024	AA+	515	588,367
Dallas TX Area Rapid Transit Sr Lien(b)	5.00%	12/1/2028	AA+	460	525,532
Denver CO City & Cnty Excise Ser A (AG)	6.00%	9/1/2023	AAA	3,000	3,594,900
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2014	AA-	5,000	5,434,050
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2016	AA-	5,000	5,484,700
FL St Dept of Envr Protn FL Forever Ser A (NPFGC)(FGIC)	5.00%	7/1/2014	AA-	4,000	4,448,120
IL St Build IL	5.00%	6/15/2019	AAA	5,000	5,764,250
Metro Govt Nashville & Davidson Cnty TN Convtn Ctr Auth Ser A-1	5.00%	7/1/2022	A1	3,245	3,595,557
MI St Trunk Line (NPFGC)(FGIC)	5.00%	11/1/2012	AA+	350	378,714
Nassau Cnty NY Interim Fin Auth Sales Tax Secd Ser A	5.00%	11/15/2021	AAA	1,000	1,182,380
New York City NY Transnl Fin Auth Fiscal 2009 Ser S1	5.00%	7/15/2016	AA-	3,055	3,587,273
New York City NY Transnl Fin Auth Sub Future Tax Secd Ser B	5.00%	11/1/2016	AAA	5,000	5,944,900
NJ Econ Dev Auth Cigarette Tax	5.50%	6/15/2024	BBB	5,325	5,327,929
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C (AG)	5.00%	10/1/2017	AAA	5,000	5,765,800
NY St Loc Govt Assistance Svcs Corp Ser C	5.00%	4/1/2016	AAA	5,000	5,915,850
Orange Cnty FL Tourist Dev Ser A (NPFGC)	5.00%	10/1/2018	A+	1,680	1,885,918
Orlando FL Cmnty Redev Agy Tax Alloc Downtown Dist Ser A	5.25%	9/1/2021	A1	6,415	6,901,000
PA Intergovtl Cooperation Auth PA Fdg Pg	5.00%	6/15/2018	AA	1,600	1,905,488
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2019	A+	3,895	4,462,424
Regl Transit Auth LA Sales Tax (AGM)(d)	5.00%	12/1/2018	AAA	1,000	1,141,370
Regl Transit Auth LA Sales Tax (AGM)(d)	5.00%	12/1/2019	AAA	1,000	1,137,580
TX St Transn Commn 1st Tier	5.00%	4/1/2017	AAA	2,365	2,823,337
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (NPFGC)(FGIC)	5.00%	10/1/2018	A	1,000	1,092,830
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago Ser A	6.75%	10/1/2019	BBB	2,500	2,944,325

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tax Revenue (continued)
Volusia Cnty FL Sales Tax Rev Sub Lien Sales Tax (AGM)	5.00%	10/1/2015	Aa3		$1,000	$1,122,560

Total						89,064,843

Tobacco 1.22%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB		11,025	9,468,380
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.00%	6/1/2014	BBB		2,500	2,636,300
Inland Empire Tob Securitization Auth CA Ser A	4.625%	6/1/2021	BB	(c)	3,230	2,647,566
Inland Empire Tob Securitization Auth CA Ser A	5.00%	6/1/2021	BB	(c)	955	809,296
MI Tob Sttlmnt Fin Auth Sr Ser A	5.25%	6/1/2022	BBB		5,000	4,648,700
NY Tob Sttlmnt Fing Corp Asset Bkd Ser A1	5.50%	6/1/2019	AA-		1,000	1,107,320
SC Tob Sttlmnt Rev Mgmt Auth	5.00%	6/1/2018	BBB		3,480	3,483,967

Total						24,801,529

Transportation 9.87%
Alliance Arpt Auth Inc TX Spl Facs FedEx Corp Pj AMT	4.85%	4/1/2021	BBB		3,000	3,043,260
Camino Real Regl Mobility Auth TX St Spur 601	5.25%	8/15/2018	A1		500	554,615
Cent TX Regl Mobility Auth Sr Lien	5.75%	1/1/2019	BBB-		750	818,198
Cent TX Regl Mobility Auth Sr Lien	5.75%	1/1/2020	BBB-		1,000	1,084,900
Chicago IL O’Hare Intl Arpt Delta Airlines Inc Term	6.45%	5/1/2018	NR		1,790	1,787,762
Chicago IL Transit Auth Cap Grant Federal Transit Admin Section 5307-A (AG)	5.25%	6/1/2022	AAA		2,800	3,094,756
Clark Cnty NV Arpt Rev Sys Sub Lien Ser A (AMBAC)	5.00%	7/1/2016	Aa3		250	280,935
Clark Cnty NV Arpt Rev Sys Sub Lien Ser C (AGM)	5.00%	7/1/2022	AAA		3,905	4,262,620
Clayton Cnty GA Dev Auth Delta Airlines Ser B AMT	9.00%	6/1/2035	CCC+		3,300	3,579,609
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Sub Ser 2 Rmkt AMT	9.00%	5/1/2029	CCC+		6,325	6,631,320
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2018	A		10,900	7,197,161

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
E-470 Pub Hwy Auth CO Rev Ser D2 (NPFGC)	5.00%	9/1/2039	A	$2,000	$2,128,240
FL St Dept of Transn Tpk Auth Rev Ser A	5.00%	7/1/2019	AA-	10,000	11,762,300
FL St Dept of Transn Tpk Auth Rev Ser A	5.00%	7/1/2020	AA-	500	568,280
Foothill Eastern Transn Corridor Agy Conv Cap Apprec	5.80%	1/15/2020	BBB-	7,000	7,192,150
Foothill Eastern Transn Corridor Agy Conv Cap Apprec (NPFGC)(IBC)	5.80%	1/15/2020	A	3,495	3,590,938
GA St Rd & Twy Auth Rev Fed Hwy Grant Antic Bds Ser A	5.00%	6/1/2019	Aa2	3,575	4,291,287
HI St Hwy Rev	5.00%	1/1/2016	AA+	1,150	1,344,454
IL Regl Transn Auth Ser A (NPFGC)(FGIC)	5.50%	7/1/2021	AA	1,000	1,168,900
Jacksonville FL Transn Rev (NPFGC)	5.00%	10/1/2016	Aa2	1,370	1,569,239
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2019	AA+	4,040	4,684,865
KY St Tpk Auth Econ Revitalization Pjs Ser A	5.00%	7/1/2022	AA+	1,415	1,613,553
MA Bay Transn Auth Sr Ser B	5.25%	7/1/2019	AAA	5,000	6,148,150
MA St Port Auth Spl Delta Airlines Inc Pj Ser A AMT (AMBAC)	5.50%	1/1/2022	NR	1,500	1,386,015
MD St Econ Dev Corp Term Pj Ser B	5.125%	6/1/2020	Baa3	1,000	1,027,150
MD St Econ Dev Corp Transn Facs Pj Ser A	5.125%	6/1/2020	Baa3	2,590	2,660,318
Metro Transn Auth NY Ser B	5.00%	11/15/2019	AA	1,375	1,616,739
Metro Transn Auth NY Ser B	5.00%	11/15/2021	A	500	554,135
Metro WA DC Arpts Auth Ser A AMT	5.50%	10/1/2014	AA-	3,000	3,429,120
MI St Grant Antic Bds (AGM)	5.25%	9/15/2018	AAA	500	570,380
MI St Trunk Line (AGM)	5.25%	11/1/2016	AAA	3,000	3,543,570
Minneapolis-St. Paul MI Metro Arpt Commn Ser B	5.00%	1/1/2020	AA-	1,690	1,954,992
Minneapolis-St. Paul MI Metro Arpt Commn Ser B	5.00%	1/1/2021	AA-	2,175	2,476,564
MO St Hwys & Transn Commn 2nd Lien	5.25%	5/1/2021	AAA	2,500	2,919,200
Montgomery Cnty TX Pass Thru(d)	4.00%	3/1/2019	AA	2,435	2,696,689
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	250	254,455
NJ Econ Dev Auth Transn Pj Sublease Ser A	5.00%	5/1/2019	AA-	3,000	3,418,860
NJ St Transn Tr Fd Auth Grant Antic Bds Ser A (NPFGC)(FGIC)	5.00%	6/15/2017	Aa3	300	338,208

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
NJ St Transn Tr Fd Auth Transn Sys Ser B (NPFGC)(FGIC)	5.50%	12/15/2020	AA-	$1,000	$1,191,000
North TX Twy Auth Rev Sys 1st Tier Ser A	5.00%	1/1/2012	A2	500	521,640
North TX Twy Auth Rev Sys 1st Tier Ser A	6.25%	1/1/2024	A2	5,000	5,847,700
North TX Twy Auth Rev Sys 1st Tier Ser H	5.00%	1/1/2043	A2	3,000	3,028,710
NY St Twy Auth Gen Rev Ser H (NPFGC)	5.00%	1/1/2021	A+	3,975	4,488,649
OH St Major New St Infrastr Ser 2008-1	5.50%	6/15/2020	Aa1	4,500	5,397,615
OH St Major New St Infrastr Ser 2008-1	5.75%	6/15/2019	Aa1	1,000	1,230,100
Oklahoma City OK Arpt Tr Jr Lien 29th Ser B (AMBAC)	5.00%	7/1/2017	A+	350	392,861
PA St Tpk Commn Ser A (AGM)	5.25%	7/15/2019	AAA	1,270	1,501,927
PA St Tpk Commn Ser B	5.00%	12/1/2017	Aa3	13,940	16,399,713
PA St Tpk Commn Sub Ser A (AG)	5.00%	6/1/2017	AAA	3,500	4,049,570
PA St Tpk Commn Sub Ser A (AG)	5.00%	6/1/2018	AAA	2,500	2,887,725
Regl Transn Dist CO Denver Trans Partners	5.00%	7/15/2021	Baa3	3,460	3,623,312
Regl Transn Dist CO Denver Trans Partners	5.00%	1/15/2022	Baa3	2,800	2,898,364
Regl Transn Dist CO Denver Trans Partners	5.125%	1/15/2023	Baa3	2,835	2,939,640
Regl Transn Dist CO Denver Trans Partners	5.125%	7/15/2023	Baa3	5,670	5,879,280
RI St Econ Dev Corp Grant Antic Dept Transn Ser A (AG)	5.25%	6/15/2020	AAA	6,495	7,627,533
RI St Econ Dev Corp Ser C (AG)	5.00%	7/1/2014	AAA	1,985	2,178,875
San Francisco CA City & Cnty Arpts Commn 2nd Ser A-4 AMT	6.50%	5/1/2019	A1	2,500	2,674,825
San Mateo Cnty CA Transn Auth Dist Ser A (NPFGC)	4.50%	6/1/2022	AA	3,330	3,546,916
SC Transn Infrastr Bk Ser A (XLCA)	5.00%	10/1/2023	Aa3	5,000	5,501,250
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A (AGM)	5.00%	7/1/2017	AAA	1,650	1,904,298
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	5.125%	7/1/2016	A	1,920	2,032,704
Triborough NY Bridge & Tunnel Auth Sub Ser D	5.00%	11/15/2014	Aa3	1,000	1,152,410
TX St Transn Commn 1st Tier	5.00%	8/15/2042	BBB+	1,500	1,518,585
WI St Transn Rev Ser A	5.00%	7/1/2019	AA+	2,000	2,354,380

Total					200,013,469

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities 18.46%
Amer Muni Pwr OH Inc Hydroelec Pjs Ser C	5.00%	2/15/2017	A	$1,550	$1,714,068
AZ Salt River Pj Agric Impt & Pwr Dist Rev Ser A	5.00%	1/1/2021	Aa1	1,000	1,167,230
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC	3,350	3,183,471
Brownsville TX Util Sys Rev (AGM)(AMBAC)	5.00%	9/1/2020	AAA	4,800	5,306,256
CA St Dept of Wtr Res Pwr Ser K	5.00%	5/1/2019	AA-	14,805	17,581,826
CA St Dept of Wtr Res Pwr Supply Ser K	5.00%	5/1/2018	AA-	4,050	4,793,539
Cape Coral FL Wtr & Swr Rev Bd Antic Nts	6.00%	10/1/2011	NR	7,500	7,697,625
Cape Fear Pub Util Auth NC Wtr & Swr Sys	5.00%	8/1/2018	AA	1,000	1,201,770
Chicago IL Wst Wtr Transmission Rev Ser A (BHAC)	5.50%	1/1/2020	AA+	1,250	1,459,888
Chicago IL Wtr Rev 2nd Lien (AGM)	5.00%	11/1/2013	AAA	1,000	1,113,310
Dist of Columbia Wtr & Swr Auth Sub Lien Ser A (AG)	5.00%	10/1/2018	AAA	1,000	1,183,200
Effingham Cnty GA Dev Auth Solid Wst Disp Fort James Pj AMT	5.625%	7/1/2018	BB-	8,000	7,908,000
Enrg Northwest WA Elec Rev Columbia Generating Ser C	5.00%	7/1/2024	Aaa	1,000	1,132,000
Enrg Northwest WA Elec Rev Pj 3 Ser D	5.00%	7/1/2016	Aaa	2,500	2,959,725
FL Muni Pwr Agy Rev Pwr Ser A	5.00%	10/1/2016	A1	2,170	2,466,118
FL Muni Pwr Agy Rev Pwr Ser A	5.25%	10/1/2022	A1	3,115	3,506,711
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-1	6.00%	6/1/2016	A+	12,600	14,223,636
FL St Muni Pwr Agy Rev St. Lucie Pj Ser A	5.00%	10/1/2021	A2	3,650	3,986,676
Fulton Cnty GA Wtr & Swr Rev (NPFGC)(FGIC)	5.00%	1/1/2018	Aa2	3,000	3,278,820
Grand River Dam Auth OK Rev Ser A (BHAC)	5.00%	6/1/2016	AA+	1,000	1,162,550
Hamilton Cnty OH Swr Sys Rev Metro Swr Dist Ser A (NPFGC)	5.00%	12/1/2018	AA+	3,410	3,708,136
Hampton Rds Santn Dist VA	5.00%	4/1/2022	AAA	5,000	5,749,400
HI St Ser DG (AMBAC)	5.00%	7/1/2015	Aa1	240	280,678
IA Fin Auth Rev Revolving Fd	5.25%	8/1/2020	AAA	2,500	2,981,700
IL Fin Auth Rev Peoples Gas Lt & Coke Co AMT (AMBAC)	4.875%	11/1/2038	A1	7,500	7,786,950
IL Fin Auth Rev Revolving Fd Master Tr	5.25%	9/1/2016	AAA	5,000	5,773,900
IN Fin Auth Pwr & Lt Co Ser C	4.90%	1/1/2016	A3	5,000	5,439,450
IN Muni Pwr Agy Ser B (NPFGC)	5.25%	1/1/2020	A+	3,875	4,164,307

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Indianapolis IN Gas Util Rev Ser C (AG)	5.00%		6/1/2017	AAA	$3,140	$3,624,690
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser 2007 L (NPFGC)	5.00%		7/1/2019	AA-	500	565,655
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser A (NPFGC)	5.50%		7/1/2019	AA-	2,580	3,079,049
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser A (NPFGC)	5.50%		1/1/2020	AA-	3,920	4,677,540
Intermountain Pwr Agy UT Ser A	5.25%		7/1/2020	A+	1,000	1,097,690
LA St Citizens Ppty Ins Corp Ser B (AMBAC)	5.00%		6/1/2021	A-	3,500	3,637,690
LA Pub Facs Auth Rev Enrg Gulf Sts Ser B(d)	2.875%		11/1/2015	A3	2,500	2,502,900
Lansing MI Swr Disp Sys Rev (NPFGC)(FGIC)	5.00%		5/1/2014	Aa2	150	169,367
Long Island NY Pwr Auth Ser A (NPFGC)(FGIC)	5.00%		12/1/2019	A	3,000	3,351,210
Los Angeles CA Solid Wst Ser A	5.00%		2/1/2020	AA	2,000	2,327,780
Louisville & Jefferson Cnty KY Metro Swr Dist Ser A	5.00%		5/15/2019	AA-	4,705	5,539,291
Lower CO River Auth TX Rev	5.50%		5/15/2014	A1	1,000	1,151,890
Lower CO River Auth TX Rev	5.50%		5/15/2015	A1	1,200	1,407,216
M-S-R Pub Pwr Agy CA Sub Lien Ser M	0.30%	#	7/1/2022	AAA	1,000	1,000,000
MA St Dev Fin Agy Dominion Enrg Brayton 1	5.75%		12/1/2042	A-	1,000	1,091,770
MA St Wtr Res Auth Ser B	4.00%		8/1/2016	AA+	1,170	1,324,101
Main St Natural Gas Inc GA Gas Pj Ser B	5.00%		3/15/2021	A	2,500	2,567,500
MD St Econ Dev Corp Potomac Rmkt	6.20%		9/1/2022	A	1,650	1,953,451
Metro Govt Nashville & Davidson Cnty TN Wtr & Swr Ser A (AGM)	5.25%		1/1/2019	AAA	500	603,855
Miami-Dade Cnty FL Wtr & Swr Sys Ser B (AGM)	5.25%		10/1/2018	AAA	3,000	3,591,690
MN St Muni Pwr Agy Elec	5.25%		10/1/2022	A3	250	278,063
MS Business Fin Corp Sys Enrg Res Inc Pj	5.90%		5/1/2022	BBB	2,500	2,508,800
Muni Elec Auth GA Pj One Sub Ser A	5.00%		1/1/2014	A	1,145	1,268,523
Muni Elec Auth GA Ser B	5.00%		1/1/2020	A	6,190	7,117,510
NC Eastern Muni Pwr Agy Ser B	5.00%		1/1/2020	A-	1,000	1,136,390
NC Muni Pwr Agy No 1 Catawaba Ser A	5.25%		1/1/2015	A	3,000	3,461,610
NE Pub Pwr Dist Rev Ser B (AGM)	5.00%		1/1/2018	AAA	3,000	3,486,600
NJ Envr Infrastr Tr Ser A	5.00%		9/1/2016	AAA	2,515	3,007,512
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.00%		7/1/2017	A1	1,000	1,158,150

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Utilities (continued)
Northern CA Pwr Agy Rev Geothermal Pj No 3 Ser A	5.00%	7/1/2018	A1		$600	$696,228
Northwest IL Subn Muni Jt Action Wtr Agy	5.00%	5/1/2018	Aa2		500	589,895
NY St Enrg Resh & Dev Auth Rochester Gas & Elec Corp C (NPFGC)	5.00%	8/1/2032	A		5,000	5,322,050
NY St Envr Facs Corp Revolving Fds Pooled Fing Pg Ser A	4.375%	10/15/2014	AAA		1,000	1,058,270
OH St Air Quality Dev Auth First Enrg Generation Ser A	5.70%	8/1/2020	Baa2		3,250	3,597,457
OH St Air Quality Dev Auth OH Vly Elec Corp Ser E	5.625%	10/1/2019	BBB-		11,500	12,590,200
OH St Wtr Dev Auth Pollutn Ctrl First Enrg Ser A	5.875%	6/1/2033	Baa1		3,125	3,484,000
Onslow NC Wtr & Swr Auth Ser A (NPFGC)	5.00%	6/1/2019	A		500	566,100
PA Econ Dev Fing Auth Elec Utils Corp Rmkt	4.00%	10/1/2023	A-		20,000	20,065,400
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	5.25%	1/1/2016	BBB+	(c)	2,225	2,298,803
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	5.50%	1/1/2018	BBB+	(c)	1,030	1,065,926
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.00%	8/1/2016	BBB+		1,000	1,107,760
Philadelphia PA Sch Dist Ser B (AMBAC)	5.00%	4/1/2013	Aa2		260	281,817
Philadelphia PA Wtr & Wstwtr Ser A (AGM)	5.00%	6/15/2019	AAA		2,500	2,894,550
Phoenix AZ Civic Impt Corp Sr Lien	5.50%	7/1/2019	AAA		1,675	2,016,063
Piedmont SC Muni Pwr Agy A3	5.25%	1/1/2019	A-		2,000	2,279,600
Piedmont SC Muni Pwr Agy Ser A-3	5.00%	1/1/2019	A-		1,150	1,304,169
Pima Cnty AZ Indl Dev Auth Tucson Elec Pwr Co San Juan Ser A	4.95%	10/1/2020	BBB-		10,200	10,896,150
Pima Cnty AZ Swr Rev (AGM)	5.00%	7/1/2014	AAA		200	225,354
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2023	BBB+		525	569,646
Portland OR Swr Sys Rev 1st Lien Ser A (AGM)	5.00%	6/15/2014	AAA		1,000	1,149,030
Pub Pwr Generation Agy NE Whelan Enrg Ctr Unit 2-A	5.00%	1/1/2015	A2		2,475	2,766,703
Puerto Rico Elec Pwr Auth Ser WW	5.25%	7/1/2014	A3		1,500	1,673,010
Puerto Rico Elec Pwr Auth Ser ZZ	5.25%	7/1/2019	A3		2,000	2,297,160

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A	5.50%	5/1/2022	CCC	$1,620	$1,575,823
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2023	AAA	780	877,036
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2024	AAA	620	697,131
Sacramento CA Muni Util Dist Ser U (AGM)(b)	5.00%	8/15/2025	AAA	620	697,131
San Antonio TX Elec & Gas Ser A	5.00%	2/1/2018	Aa1	1,000	1,190,610
San Antonio TX Elec & Gas Ser A	5.25%	2/1/2020	Aa1	5,000	5,981,500
San Antonio TX Elec & Gas Sys	5.00%	2/1/2018	Aa1	2,740	3,268,409
San Diego CA Pub Facs Fing Auth Sr Ser B	5.00%	5/15/2020	Aa3	5,000	5,844,700
SC St Pub Svc Auth Santee Cooper Ser A (NPFGC)	5.00%	1/1/2016	Aa2	4,295	5,040,097
Snohomish Cnty WA Pub Util Dist No 1 (AGM)	5.00%	12/1/2020	AAA	5,000	5,537,150
TN Enrg Acq Corp Ser A	5.25%	9/1/2019	BB+	5,000	5,272,450
TN Enrg Acq Corp Ser A	5.25%	9/1/2020	BB+	2,630	2,766,813
TN Enrg Acq Corp Ser A	5.25%	9/1/2021	BB+	3,025	3,178,761
TN Enrg Acq Corp Ser C	5.00%	2/1/2017	A	5,000	5,233,900
TN Enrg Acq Corp Ser C	5.00%	2/1/2018	A	1,055	1,100,903
TN Enrg Acq Corp Ser C	5.00%	2/1/2021	A	4,845	5,042,967
TN Enrg Acq Corp Ser C	5.00%	2/1/2022	A	5,000	5,201,550
Tuscon AZ Wtr Rev (NPFGC)(FGIC)	5.50%	7/1/2018	Aa2	4,100	4,466,212
TX Muni Gas Acq & Supply Corp I Sr Lien Ser A	5.25%	12/15/2021	A	4,685	4,923,654
TX Muni Gas Acq & Supply Corp I Sr Lien Ser A	5.25%	12/15/2023	A	2,925	3,040,742
TX Muni Pwr Agy Rev Sub Lien Transmission	4.00%	9/1/2017	A+	2,000	2,194,480
TX Muni Pwr Agy Rev Sub Lien Transmission	4.00%	9/1/2018	A+	2,675	2,917,034
VA Res Auth Sub-Clean Wtr St Revolving Fd	5.00%	10/1/2017	AAA	2,000	2,417,060
VA Res Auth Sub-Clean Wtr St Revolving Fd	5.00%	10/1/2018	AAA	2,150	2,567,186
Vernon CA Elec Sys Rev Ser A	5.125%	8/1/2021	A-	10,000	10,652,700
Vernon CA Elec Sys Rev Ser A	5.50%	8/1/2015	A-	1,000	1,146,710
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	1,510	1,509,879

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments		Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Utilities (continued)
WI Pub Pwr Inc Sys Ser A (AGM)		5.00%	7/1/2016	AAA		$2,795	$3,242,452
WV Econ Dev Auth Pollutn Ctrl Ser D		4.85%	5/1/2019	BBB		1,000	1,067,080
Yuma AZ Muni Ppty Corp Util Sys Sr Lien (XLCA)		5.00%	7/1/2015	A+		2,220	2,507,823
Yuma AZ Muni Ppty Corp Util Sys Sr Lien (XLCA)		5.00%	7/1/2024	A+		500	543,710

Total							374,097,427

Total Municipal Bonds (cost $1,821,554,496)							1,928,200,551

						Shares (000)
SHORT-TERM INVESTMENTS 6.05%

Money Market Mutual Fund 0.05%
Dreyfus Municipal Cash Management Plus (cost $1,000,842)						1,001	1,000,842

	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date			Principal Amount (000)
Variable Rate Demand Notes 6.00%

Corporate-Backed 0.22%
St. Paul MN Hsg & Redev Auth MN Pub Radio Pj	2.50%	10/1/2010	5/1/2022	A1		$4,345	4,345,000

Education 2.23%
Abag Fin Auth for Nonprofit Corp Branson Sch	2.95%	10/7/2010	7/1/2038	A-		3,200	3,200,000
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ GA Athletic Assoc Pj	0.31%	10/1/2010	8/1/2033	A+	(c)	3,000	3,000,000
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ GA Athletic Assoc Ser B	0.31%	10/1/2010	7/1/2035	A+	(c)	5,700	5,700,000
CA Infrastr & Econ Dev Bk CA Infrastr Academy Ser B	1.85%	10/1/2010	9/1/2038	AAA		5,600	5,600,000
CA Infrastr & Econ Dev Bk Sage Hill Sch Pj	2.35%	10/7/2010	6/1/2038	A-		19,500	19,500,000
Cerro Gordo Cnty IA Private Newman Catholic Sch Sys Pj	1.75%	10/1/2010	5/1/2032	A1		1,800	1,800,000

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
MA St Dev Fin Agy Solomon Schechter Day Sch	2.37%	10/7/2010	11/1/2037	A1	$6,375	$6,375,000

Total						45,175,000

General Obligation 1.48%
New York City NY 2008 Sub Ser J-3	1.70%	10/1/2010	8/1/2023	AAA	25,000	25,000,000
New York City NY Sub Ser A-4	0.31%	10/1/2010	8/1/2022	Aaa	5,000	5,000,000

Total						30,000,000

Health Care 0.07%
Multnomah Cnty OR Hosp Facs Auth Holladay Park Paza Pj	2.25%	10/1/2010	11/15/2033	A1	1,300	1,300,000

Lease Obligations 0.64%
Blount Cnty TN Pub Bldg Auth Loc Govt Pub Impt D-3-A GTD	0.66%	10/1/2010	6/1/2034	AA+	1,000	1,000,000
Sevier Cnty TN Pub Bldg Auth Loc Govt Pub Impt VI-K-1	0.66%	10/1/2010	6/1/2034	AA+	12,025	12,025,000

Total						13,025,000

Other Revenue 1.30%
CA Infrastr & Econ Dev Los Angeles Cnty Museum of Art	1.85%	10/1/2010	9/1/2037	AAA	13,195	13,195,000
CO Edl & Cultural Facs Auth National Jewish Federation Bd Pg A-7	0.30%	10/1/2010	7/1/2029	Aa3	4,200	4,200,000
West Side Calhoun Cnty TX Nav Dist BP Chemicals Inc Pj AMT	0.33%	10/1/2010	10/1/2030	A	3,000	3,000,000
Whiting IN Envr Facs BP Prods North America Pj AMT	0.33%	10/1/2010	7/1/2040	A2	6,000	6,000,000

Total						26,395,000

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities 0.06%
Gainsville FL Utils Sys Rev Ser A	0.38%	10/1/2010	10/1/2026	AA	$1,230	$1,230,000

Total Variable Rate Demand Notes (cost $121,470,000)						121,470,000

Total Short-Term Investments (cost $122,470,842)						122,470,842

Total Investments in Securities 101.20% (cost $1,944,025,338)						2,050,671,393

Liabilities in Excess of Cash and Other Assets(g) (1.20%)						(24,254,198)

Net Assets 100.00%						$2,026,417,195

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	290	Short	$(38,778,438)	$112,082
Ultra Long U.S. Treasury Bond	December 2010	26	Short	(3,673,312)	50,609

Totals				$(42,451,750)	$162,691

See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 75.44%

Corporate-Backed 3.94%
Allegheny Cnty PA Indl Dev Auth Envr Impt USX Pj	4.75%		12/1/2032	BBB+	$2,225	$2,316,403
Babylon NY Indl Dev Agy Res Rev Covanta Babylon Ser A	5.00%		1/1/2013	AA	2,010	2,159,665
Burke Cnty GA Dev Auth Pollutn Ctrl Vogtle Pj 5th Rmkt	2.30%		10/1/2032	A	15,000	15,278,100
Charles City Cnty VA Econ Dev Auth Wst Mgmt Ser A Rmkt	1.80%		2/1/2029	BBB	4,250	4,250,085
Coconino Cnty AZ Pollutn Ctrl Corp Ser A	5.50%		6/1/2034	Baa2	2,000	2,179,040
Escambia Cnty FL Solid Wst Gulf Pwr Co Pj 1st Ser	2.00%		4/1/2039	A	4,000	4,034,760
Farmington NM Pollutn Ctrl Rev Sthn CA Edison Ser A	2.875%		4/1/2029	A1	7,500	7,741,200
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-1	5.00%		6/1/2012	A+	11,260	11,750,711
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-3	2.02%	#	6/1/2013	A+	10,000	9,912,600
Gloucester Cnty NJ Impt Auth Wst Mgmt Inc Pj Ser A	2.625%		12/1/2029	BBB	4,000	4,067,880
IN Port Commn Port Rev Cargill Inc Pj	4.10%		5/1/2012	A	4,100	4,252,315
PA Econ Dev Fing Auth Wst Mgt Inc Pj	2.75%		9/1/2013	BBB	4,250	4,361,307
Rockport IN Pollutn Ctrl Rev MI Pwr Co Pj Ser A	6.25%		6/1/2025	BBB	1,000	1,126,550

Total						73,430,616

Education 2.84%
Delaware Cnty PA Auth Univ Rev Villanova Univ	4.00%		12/1/2014	A1	700	762,846
Delaware Cnty PA Auth Univ Rev Villanova Univ	5.00%		12/1/2013	A1	550	608,922
Grand Traverse Academy MI St Aid Antic Nts	4.00%		3/10/2011	NR	2,400	2,398,536
IL Edl Facs Auth Rev Univ of Chicago Ser B-2	1.875%		7/1/2036	Aa1	5,250	5,339,302
MA St Dev Fin Agy Boston Univ Ser V-2	2.875%		10/1/2014	A	1,595	1,627,921
MA St Hlth & Edl Facs Auth Univ MA Ser A Rmkt	2.20%		11/1/2030	A+	3,600	3,656,916
ND St Brd of Higher Ed Univ Hsg & Aux Facs	4.00%		4/1/2012	Aa3	1,000	1,031,880

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
New York City NY Tr Cultural Res Julliard Sch(b)	2.10%	4/1/2036	AA	$14,000	$14,333,690
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	5.50%	12/1/2013	Baa1	1,000	1,108,750
NY St Dorm Auth Rev Non St Supp Debt St. Lawrence	5.00%	7/1/2014	A2	4,000	4,454,560
NY St Dorm Auth Rev St City Univ Sys Cons 5th Gen Ser A (NPFGC)(FGIC)	5.00%	7/1/2015	AA-	1,565	1,786,870
NY St Dorm Auth Rev St Univ Edl Facs Ser A	5.50%	5/15/2013	AA-	4,795	5,171,743
NY St Dorm Auth Rev St. John’s Univ Ser A (NPFGC)	5.00%	7/1/2014	A	2,000	2,242,700
SC Edl Facs Auth Furman Univ	4.00%	10/1/2015	A1	1,000	1,092,520
Troy NY Indl Dev Auth Civic Fac Rensselaer Polytechnic Ser E	4.05%	4/1/2037	A	100	102,543
Univ of TX Perm Univ Fd Ser A	5.00%	7/1/2014	AAA	1,400	1,606,094
Univ of TX Rev Fing Sys Ser D	4.00%	8/15/2014	AAA	1,000	1,115,350
Wayne St Univ MI Rev Ser A	5.00%	11/15/2015	Aa2	3,975	4,564,055

Total					53,005,198

General Obligation 11.75%
AK Muni Bd Bk Auth Ser A1	3.00%	3/1/2014	Aa2	1,000	1,053,700
Allegheny Cnty PA Ser C 55 (NPFGC)	5.375%	11/1/2013	A+	7,210	8,054,940
Bedford Pk Vlg IL (AG)	5.00%	12/1/2013	AAA	1,275	1,409,092
Boston MA Ser A	5.00%	4/1/2014	Aaa	1,500	1,711,320
Centennial Auth NC Rev (AG)	5.00%	9/1/2014	Aa2	3,460	3,899,420
Chicago IL Brd of Ed Dedicated Revs Ser F	5.00%	12/1/2014	Aa2	2,255	2,583,531
Clark Cnty NV Sch Dist Ser A (AGM)	5.50%	6/15/2016	AAA	7,370	8,264,349
Cook Cnty IL Sch Dist No 99-Cicero Ser C (AGM)	5.00%	12/1/2014	Aa3	1,690	1,898,343
Cook Cnty IL Ser A (AMBAC)	5.00%	11/15/2014	AA	1,000	1,122,620
Crawford Cent Sch Dist PA (AG)	3.50%	2/15/2012	Aa3	250	258,773
CT St Ser D	5.00%	11/1/2014	AA	500	578,525
Cumberland Cnty NC Impt Pjs Ser B 1 COP	4.00%	12/1/2014	AA	3,500	3,821,615
Detroit MI Dist St Aid	5.00%	11/1/2015	AA-	6,775	7,604,531
Dist of Columbia Ser E ETM (BHAC)	5.00%	6/1/2014	AA+	1,500	1,721,235
Douglas Cnty WA Sch Dist No 206 Eastmont (NPFGC)	5.00%	12/1/2014	Aa1	1,000	1,151,820

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Eagle Mountain & Saginaw TX Indpt Sch Dist Cap Apprec Ser A PSF GTD	5.25%	8/15/2023	AAA	$1,695	$1,917,723
El Paso TX (AGM)	5.75%	8/15/2012	AAA	500	545,525
Fairfax Cnty VA Pub Impt Ser A	5.25%	4/1/2013	AAA	1,500	1,674,030
FL St Brd of Ed Pub Ed Ser C GTD	5.00%	6/1/2014	AAA	250	284,740
Frisco TX Ctfs Oblig Ser A (AGM)	5.00%	2/15/2012	AAA	500	529,000
Gilroy CA Unif Sch Dist Bd Antic Nts	5.00%	4/1/2013	NR	4,000	4,330,520
Harris Cnty TX Ctfs Oblig	5.50%	8/15/2020	AAA	1,000	1,092,890
Hartford CT	5.625%	2/1/2013	Aa3	590	657,826
Hartford CT (AG)	4.00%	11/15/2012	AAA	1,255	1,341,080
Hartford CT (AG)	4.00%	11/15/2013	AAA	1,320	1,442,694
Hawaii Cnty HI Ser A (AMBAC)	5.00%	7/15/2014	Aa2	1,750	1,998,343
HI St Ser DG (AMBAC)	5.00%	7/1/2012	Aa1	50	53,845
HI St Ser DQ ETM	5.00%	6/1/2014	Aa2	1,640	1,881,884
HI St Unref Bal Ser DQ	5.00%	6/1/2014	Aa1	1,860	2,125,664
Honolulu HI City & Cnty Ser B (NPFGC)	5.00%	7/1/2014	Aa1	2,475	2,825,633
IL St	3.00%	6/14/2011	NR	15,000	15,166,200
IL St	5.00%	1/1/2013	A+	2,555	2,728,306
IL St	5.00%	1/1/2013	A+	5,000	5,339,150
IL St 1st Ser (AGM)	5.50%	5/1/2016	AAA	7,000	7,949,340
Kane Cook & DuPage Cntys IL Sch Dist No U-46 Elgin	4.00%	1/1/2015	AA-	9,450	10,363,531
Kankakee Cnty IL Sch Dist No 111 (NPFGC)(FGIC)	3.75%	1/1/2013	A	2,200	2,281,862
King Cnty WA Ltd Tax Ser B	4.50%	1/1/2013	AAA	80	86,797
Los Angeles CA Unif Sch Dist Election 2005 Ser C (AMBAC)	5.00%	7/1/2012	Aa2	1,065	1,143,033
Madison Cnty IL Cmnty Unit Sch Dist No 2 Triad (NPFGC)	5.25%	1/1/2015	A+	2,035	2,325,598
Madison Cnty IL Cmnty Unit Sch Dist No 7-Edwardsville Ser A (AGM)	5.00%	12/1/2013	AAA	500	554,545
Maricopa Cnty AZ Unif Sch Dist No 11 Peoria (AGM)	5.00%	7/1/2014	AAA	500	569,255
Mecklenburg Cnty NC COP Ser A	5.00%	2/1/2012	AA+	250	263,543
Metro Transn Auth NY Ser B (NPFGC)	5.50%	1/1/2013	AA-	75	82,137
MN St Hwy & Var Purp	5.00%	8/1/2014	AAA	1,200	1,383,456
MS Dev Bk Spl Oblig Jackson GTD	5.00%	1/1/2012	Aa2	75	79,230
New York City NY Ser C	5.00%	8/1/2013	AA	2,050	2,284,294

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
New York City NY Ser K (AGM)	5.00%		8/1/2013	AAA	$1,500	$1,673,655
OH St Common Sch Ser C	5.00%		9/15/2014	AA+	8,525	9,808,439
OH St Infrastr Impt	5.35%		8/1/2014	AA+	1,000	1,159,450
OH St Mental Hlth Cap Facs Ser II-A (AMBAC)	5.00%		8/1/2012	AA	500	535,925
PA St 2nd Ser	5.00%		4/15/2013	Aa1	5,000	5,536,400
PA St 2nd Ser	5.00%		2/15/2015	Aa1	11,400	13,256,262
Portsmouth VA Nts Ser C	3.00%		7/15/2014	Aa2	10,000	10,512,700
Puerto Rico Comwlth Pub Impt Ser A (FGIC)	5.50%		7/1/2014	A3	4,025	4,409,548
Puerto Rico Pub Fin Corp Comwlth Approp Ser A (FGIC)	5.25%		8/1/2031	Baa1	7,500	7,733,625
RI St & Providence Plantation Cap Dev Ln Ser A	5.00%		7/15/2012	AA	475	511,019
Socorro TX Indpt Sch Dist Ser A PSF GTD	5.00%		8/15/2014	AAA	1,000	1,153,170
Territory of Guam Ser A	5.75%		11/15/2014	B+	4,015	4,234,219
Virgin Islands Pub Fin Auth Sr Lien Ser B	5.00%		10/1/2014	BBB	2,750	3,010,562
Waterbury CT (AG)	4.00%		9/1/2013	AAA	1,700	1,843,633
Waterbury CT (AG)	4.00%		9/1/2014	AAA	1,700	1,866,719
WI St Ser 1 (AMBAC)	5.00%		5/1/2015	AA	20,510	23,887,587
Woonsocket RI Bd Antic Nts	6.25%		3/10/2011	NR	7,500	7,552,575

Total						219,120,976

Health Care 12.78%
AL Hlthcare Auth For Baptist Ser A	6.00%		11/15/2036	A3	2,000	2,099,100
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%		11/15/2012	BB-	5,815	5,826,223
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%		11/15/2013	BB-	2,000	1,994,780
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%		9/1/2014	Aa3	9,440	10,688,629
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser F	1.32%	#	5/15/2038	Aa3	4,000	4,010,440
AZ Hlth Facs Auth Rev Banner Hlth Ser D	5.00%		1/1/2014	A+	2,000	2,189,180
Birmingham-Baptist AL Med Ctr Spl Care Facs Fing Auth Baptist Hlth Sys Ser A	5.30%		11/15/2012	Baa2	2,150	2,226,282
CA Hlth Facs Fing Auth Adventist Hlth Sys West Ser C	5.00%		3/1/2014	A	2,000	2,188,240

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
CA Hlth Facs Fing Auth Catholic Hlthcare West Ser F	5.00%	7/1/2027	A		$3,500	$3,851,120
CA Hlth Facs Fing Auth Sutter Hlth Ser A	5.00%	8/15/2014	Aa3		1,205	1,344,840
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.00%	2/1/2012	Baa2		1,095	1,131,069
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.00%	2/1/2013	Baa2		1,160	1,219,624
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.00%	2/1/2014	Baa2		1,220	1,274,522
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser G	5.25%	7/1/2012	BBB		1,200	1,247,424
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser G	5.25%	7/1/2013	BBB		1,075	1,130,846
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser A	5.00%	4/1/2013	A+		13,150	14,385,311
CA Statewide Cmntys Dev Auth Kaiser Permanente Ser C	3.85%	11/1/2029	A+		2,025	2,105,878
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	5.25%	11/15/2014	BBB		1,270	1,339,926
Charlotte-Mecklenburg NC Hosp Auth Carolinas Hlthcare Ser A (IBC)(NPFGC)	5.00%	1/15/2015	Aa3		2,275	2,575,391
Clackamas Cnty OR Hosp Fac Auth Legacy Hlth Sys Ser C	5.00%	7/15/2037	A+		2,000	2,193,500
CO Hlth Facs Auth Rev Catholic Hlth Ser B	5.00%	7/1/2039	AA		7,000	7,548,030
CO Hlth Facs Auth Rev Catholic Hlth Ser B	5.00%	7/1/2039	AA		5,000	5,667,700
CO Hlth Facs Auth Rev Evangelical Lutheran Ser B	5.00%	6/1/2039	A-		3,000	3,259,560
CO Hlth Facs Auth Rev Total Longterm Care Natl Ser A(d)	4.25%	11/15/2015	BBB-	(c)	1,440	1,436,011
CT St Hlth & Edl Facs Auth Stamford Hosp Ser I	4.00%	7/1/2012	A		1,240	1,302,409
CT St Hlth & Edl Facs Auth Stamford Hosp Ser I	5.00%	7/1/2013	A		1,915	2,092,540
CT St Hlth & Edl Facs Auth Stamford Hosp Ser I	5.00%	7/1/2014	A		2,050	2,271,994
CT St Hlth & Edl Facs Auth Stamford Hosp Ser I	5.00%	7/1/2015	A		1,980	2,207,344
Escambia Cnty FL Hlth Facs Auth Ascension Hlth Credit Ser A	5.25%	11/15/2014	Aa1		12,625	14,370,154

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	5.00%	1/1/2012	BBB-	(c)	$2,640	$2,704,601
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	5.00%	1/1/2014	BBB-	(c)	2,965	3,082,384
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	5.00%	1/1/2015	BBB-	(c)	2,950	3,056,819
Harris Cnty TX Cultural Ed Facs Fin Corp Methodist Hosp Sys	5.00%	6/1/2013	AA		4,250	4,688,430
Harris Cnty TX Cultural Ed Facs Fin Corp Methodist Hosp Sys	5.00%	6/1/2014	AA		3,500	3,964,835
Harris Cnty TX Cultural Ed Facs Fin Corp Methodist Hosp Sys Ser B	5.25%	12/1/2013	AA		3,000	3,316,050
HFDC Cent TX Inc Ret Fac Ser A	5.25%	11/1/2014	NR		1,195	1,196,255
HI St Dept Bdgt & Fin Ser C2	6.40%	11/15/2014	NR		1,100	1,120,779
IA Fin Auth Hlthcare Facs Genesis Hlth Sys	5.00%	7/1/2014	A1		1,065	1,169,019
IL Fin Auth Rev Advocate Hlthcare Ser A-3	3.875%	11/1/2030	AA		1,000	1,039,780
IL Fin Auth Rev Provena Hlth Ser A	5.00%	5/1/2012	BBB+		2,000	2,076,900
IL Fin Auth Rev Provena Hlth Ser A	5.25%	5/1/2015	BBB+		2,000	2,144,900
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	5.00%	11/1/2014	A-		100	108,771
IL Fin Auth Rev The Carle Fndtn Ser A (AG)	5.00%	2/15/2012	AAA		500	517,770
IL Hlth Facs Auth Rev Advocate Hlthcare Network Ser A	4.375%	11/15/2022	AA		3,915	4,176,796
IN Hlth Fac Fing Auth Rev Ascension Hlth Ser A2 Rmkt	3.75%	11/15/2036	Aa1		400	413,228
IN Hlth Fac Fing Auth Rev Ascension Hlth Sub Credit A-6	5.00%	10/1/2027	Aa2		10,900	12,083,522
Kent MI Hosp Fin Auth Rev Spectrum Hlth Ser A	4.25%	1/15/2047	AA		10,000	10,916,500
King Cnty WA Pub Hosp Dist No 2 Evergreen Hlthcare (NPFGC)	5.00%	12/1/2012	Aa2		2,000	2,158,100
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser 50-C-3	6.50%	5/15/2015	NR		1,000	1,012,320
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser 65-C-2	7.00%	11/15/2015	NR		4,700	4,767,868
KS St Dev Fin Auth Rev Adventist Hlth	4.00%	11/15/2012	AA-		1,000	1,059,910
Kuakini HI Hlth Sys Spl Purp Ser A	5.50%	7/1/2012	BBB-		1,115	1,124,767
LA Pub Facs Auth Rev Christus Hlth Ser A	5.00%	7/1/2014	A+		3,000	3,249,270

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	5.20%	7/1/2012	NR	$1,750	$1,768,428
Lee Cnty FL Indl Dev Auth Shell PT/Alliance Cmnty Pj	5.00%	11/15/2012	BB	3,000	3,033,960
Lexington Cnty SC Hlth Svcs Dist Inc	5.50%	5/1/2032	A+	400	465,000
MA Dev Fin Agy Ser B2	6.25%	6/1/2014	NR	5,305	5,311,684
MN Agric & Econ Dev Brd Hlthcare Essential Ser C-1 Rmkt (AG)	5.00%	2/15/2015	AAA	1,335	1,488,418
MN Agric & Econ Dev Brd Hlthcare Essential Ser C-1 Rmkt (AG)	5.00%	2/15/2016	AAA	565	633,032
MO St Hlth & Edl Facs Auth St. Luke’s Hlth Sys Inc Ser A	5.00%	11/15/2013	A+	2,130	2,346,174
MO St Hlth & Edl Facs Auth St. Luke’s Hlth Sys Inc Ser A	5.00%	11/15/2014	A+	2,140	2,381,371
MS St Med Ctr Ed Bldg Corp Univ MS Med Ctr Facs	4.00%	6/1/2014	Aa2	1,000	1,074,870
NC Med Care Commn Univ Hlth Sys Ser E-1	5.75%	12/1/2036	A+	1,000	1,093,210
Newport Beach CA Rev Hoag Mem Hosp Presb Ser D	5.00%	12/1/2038	AA	3,000	3,237,510
NY St Dorm Auth Rev Mental Hlth Svcs Facs Impt Ser D (NPFGC)(FGIC)	5.00%	8/15/2015	AA-	4,670	5,370,220
NY St Dorm Auth Rev North Shore Univ Hosp (NPFGC)	5.50%	11/1/2012	A	2,035	2,175,842
OH St Hosp Fac Rev Cleveland Clinic Hlth Ser B	5.00%	1/1/2012	Aa2	1,000	1,051,280
OR St Facs Auth Rev Legacy Hlth Sys Ser A	5.00%	3/15/2013	A+	1,000	1,074,940
OR St Facs Auth Rev Legacy Hlth Sys Ser A	5.00%	3/15/2014	A+	400	436,116
PA St Higher Edl Facs Auth Univ of Pittsburgh Med Ctr Ser E	5.00%	5/15/2014	Aa3	3,965	4,450,950
Palm Beach Cnty FL Hlth Facs Auth Bethesda Hlthcare Sys Pj Ser A (AGM)	5.00%	7/1/2014	AAA	2,420	2,635,477
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%	11/1/2013	BBB	1,685	1,728,305
SC Jobs Econ Dev Auth Tuomey (CIFG)	5.00%	11/1/2014	BBB	1,035	1,059,830
SD St Hlth & Edl Facs Auth Regl Hlth	5.00%	9/1/2014	A1	1,000	1,123,770
Shelby Cnty TN Hlth Edl & Hsg Facs Brd Baptist Mem Hlth Ser 2004A	5.00%	9/1/2014	AA	1,500	1,670,025
WI St Hlth & Edl Facs Auth Aurora Hlthcare Inc Ser B	4.75%	8/15/2025	A3	3,000	3,170,880

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
WI St Hlth & Edl Facs Auth Froedtert & Cmnty Hlth	4.00%	4/1/2012	AA-	$1,000	$1,038,930
WI St Hlth & Edl Facs Auth Froedtert & Cmnty Hlth	4.00%	4/1/2013	AA-	1,500	1,583,355
WI St Hlth & Edl Facs Auth Froedtert & Cmnty Hlth	4.00%	4/1/2014	AA-	1,300	1,381,315
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser C-2	5.40%	9/15/2014	NR	3,750	3,765,600
WI St Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.00%	8/15/2013	BBB+	5,000	5,293,200

Total					238,171,333

Housing 0.17%
CA Hsg Fin Agy Rev Belovida Apts Pj Ser A	2.375%	8/1/2014	Aa1	3,220	3,227,181

Lease Obligations 11.93%
Anaheim CA Pub Fing Auth Pub Impts Pj Sub Ser C (AGM)	6.00%	9/1/2014	AAA	1,500	1,746,405
Atlanta GA Downtown Dev Auth Rev Underground Atlanta Pj Ser A (AG)	5.00%	7/1/2014	AAA	3,500	3,856,405
CA St Pub Wrks Brd Var Cap Pj Ser G-1	5.00%	10/1/2013	A2	3,945	4,310,741
CA St Pub Wrks Brd Var Cap Pj Ser G-1	5.00%	10/1/2014	A2	14,175	15,631,339
Cleveland OH Cleveland Stadium Pj Ser A COP	5.00%	11/15/2014	A	5,320	5,891,262
Decatur Twp IN Multi Sch Bldg Corp 1st Mtg ETM (FGIC)	4.00%	7/15/2013	AA+	1,670	1,823,256
Delaware Vly PA Regl Fin Auth	5.50%	7/1/2012	AA-	6,000	6,375,000
Fulton Cnty GA Facs Corp Pub Purp Pj COP	5.00%	11/1/2012	AA-	1,250	1,339,725
Golden Empire CA Schs Fing Auth Kern High Sch Dist Pjs	4.00%	5/1/2012	NR	7,500	7,822,425
Greenville Cnty SC Sch Dist Bldg Equity Sooner	5.00%	12/1/2013	AA	1,700	1,908,998
Indianapolis IN Loc Pub Impt Bd Bk Ser 2005 E (AMBAC)	5.00%	1/1/2014	Aa2	4,205	4,728,186
Indianapolis IN Loc Pub Impt Bd Bk Ser A (AGM)	6.50%	1/1/2013	AAA	2,500	2,724,300
KY St Ppty & Bldgs Commn Pj No 82 (AGM)	5.25%	10/1/2014	AAA	5,500	6,300,250

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
KY St Ppty & Bldgs Commn Pj No 83 (AMBAC)	5.00%	10/1/2015	Aa2	$6,085	$6,988,197
KY St Ppty & Bldgs Commn Pj No 88 (NPFGC)(FGIC)	5.00%	11/1/2014	Aa2	2,815	3,199,191
LA Loc Govt Envr Facs & Cmnty Dev Auth LCTCS Facs Corp Pj Ser A	4.00%	10/1/2013	A+	1,500	1,598,760
Lee Cnty FL Sch Brd Ser A COP	4.00%	8/1/2013	Aa3	4,425	4,664,083
Los Angeles CA Unif Sch Dist Multiple Pptys Ser A COP	4.00%	12/1/2013	A+	4,055	4,333,822
Los Angeles CA Unif Sch Dist Multiple Pptys Ser A COP	4.00%	12/1/2014	A+	6,360	6,854,108
Maricopa Cnty AZ Pub Fin Corp Ser B (AMBAC)	5.00%	7/1/2014	AA+	3,000	3,365,190
MI Muni Bd Auth Rev Loc Govt Ln Pg Sch Pg Ser C	5.00%	5/1/2013	A+	1,495	1,599,874
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser C	5.00%	5/1/2013	AA-	1,650	1,786,010
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser C	5.00%	5/1/2014	Aa2	4,050	4,511,254
MI St Bldg Auth Rev Facs Pg Ser I	5.00%	10/15/2014	Aa3	2,000	2,242,600
MI St Bldg Auth Rev Facs Pg Ser I	5.00%	10/15/2015	A+	75	85,173
MI St Bldg Auth Rev Facs Pg Ser I (AMBAC)	5.00%	10/15/2029	Aa3	5,000	5,195,600
Miami-Dade Cnty FL Spl Oblig Cap Asset Acq Ser A-1 (AMBAC)	5.00%	4/1/2013	Aa3	5,860	6,374,215
MN St 911 Rev Pub Safety Commn	5.00%	6/1/2013	AA+	2,465	2,722,050
New York City NY Transnl Fin Auth Ser S-2 (AGM)	5.00%	1/15/2014	AAA	3,000	3,356,040
NJ Econ Dev Auth Sch Facs Constr Ser J-5 Rmkt (AGM)	5.00%	9/1/2029	AAA	5,000	5,593,200
NJ Econ Dev Auth Sch Facs Constr Ser O	5.25%	3/1/2014	AA-	2,625	2,942,231
NJ Econ Dev Auth Sch Facs Constr Ser T-3 Rmkt (AGM)	5.00%	9/1/2020	AAA	1,830	2,024,346
NJ Econ Dev Auth Sch Facs Constr Ser W ETM	5.00%	9/1/2012	AA-	350	379,971
NJ St Edl Facs Auth Higher Ed Cap Impt Ser A (AGM)	5.00%	9/1/2014	AAA	2,975	3,345,625
NJ St Equip Lease Purchase Ser A COP	5.00%	6/15/2012	AA-	6,150	6,566,539
NJ St Equip Lease Purchase Ser A COP	5.00%	6/15/2015	AA-	3,150	3,451,833

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations (continued)
NJ St Transn Tr Fd Auth Transn Sys Ser B (NPFGC)	5.50%	12/15/2016	AA-	$1,225	$1,451,625
NJ St Transn Tr Fd Auth Unref Bal Transn Sys Ser C (AGM)	5.75%	12/15/2014	AAA	2,910	3,386,367
NY St Dorm Auth Rev Cons Svc Contract Ser A	4.00%	7/1/2014	AA-	1,425	1,567,144
NY St Dorm Auth Rev Mental Hlth Svcs Facs Impt	5.00%	2/15/2014	AA-	7,075	7,943,032
NY St Dorm Auth Rev Ser B	5.25%	11/15/2023	AA-	14,500	15,464,685
OH St Bldg Auth Facs Adult Correction Ser C (NPFGC)	5.00%	10/1/2013	AA	425	474,938
Palm Beach Cnty FL Sch Dist COP (NPFGC)(FGIC)	5.00%	8/1/2012	AA-	5,890	6,302,064
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser J GTD (AMBAC)	5.00%	7/1/2036	A3	4,945	5,159,910
Puerto Rico Pub Bldgs Auth Rev Ser M GTD	5.75%	7/1/2016	A3	4,145	4,641,861
Puerto Rico Pub Fin Corp Comwlth Approp Ser A	5.75%	8/1/2027	Baa1	7,500	7,781,925
Salt Lake Cnty UT Muni Bldg Auth Ser A	4.00%	12/1/2014	AA+	1,000	1,112,730
Santa Clara Cnty CA Fing Auth Multi Facs Pj	5.00%	11/15/2014	AA	2,670	3,051,516
Scago SC Edl Facs Corp for Pickens Sch Dist Pickens Cnty Pj (AGM)	5.00%	12/1/2013	AAA	1,000	1,104,850
Southwest Allen IN Multi Sch Bldg Corp 1st Mtg Ser A (NPFGC)	5.00%	1/15/2014	Aa2	2,705	3,022,324
Toledo OH City Svcs Spl Assmt Nts Spl Oblig	4.00%	12/1/2011	NR	5,315	5,380,215
VA Biotechnology Resh Partnership Auth Cons Laboratories Pj	4.00%	9/1/2014	AA+	3,270	3,620,936
Weber UT Muni Bldg Auth	4.00%	12/15/2013	AA-	1,770	1,888,608
WV St Sch Bldg Auth Cap Impt (NPFGC)	5.25%	1/1/2012	AAA	1,305	1,371,438

Total					222,364,372

Other Revenue 7.29%
CA Statewide Cmntys Dev Auth Prop 1A Receivables Pg	5.00%	6/15/2013	A1	5,000	5,467,250
Dallas TX Civic Ctr (AG)	5.00%	8/15/2014	AAA	300	332,331
FL St Brd of Ed Lottery Rev Ser A (AMBAC)	5.00%	7/1/2015	AAA	3,200	3,678,752
FL St Brd of Ed Lottery Rev Ser B	5.00%	7/1/2014	AAA	5,000	5,649,450

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
FL St Brd of Ed Lottery Rev Ser B (AMBAC)	5.00%		7/1/2013	AAA	$2,615	$2,896,112
Gulf Coast Indl Dev Auth TX Amoco Oil Co Pj	2.50%	#	6/1/2025	A	6,065	6,032,006
Hamilton Cnty OH Convtn Facs Auth 1st Lien (NPFGC)(FGIC)	5.00%		12/1/2013	A+	1,635	1,815,504
IL Fin Auth Prairie Pwr Ser A Rmkt	3.00%		7/1/2042	A	15,000	15,229,650
IN Bd Bk Rev Common Sch Fd Adv Pur Fdg Ser B (NPFGC)	4.75%		2/1/2014	A	4,000	4,290,000
LA St Offshore Terminal Auth Loop LLC Pj Ser B-1A Rmkt(d)	1.60%		10/1/2037	A	4,000	4,000,760
Maricopa Cnty AZ Pollutn Ctrl Corp Pub Svc Co Ser A	4.00%		6/1/2043	Baa3	10,000	10,178,300
MI St Strategic Fd Ltd Solid Wst Oblig Wst Mgmt	2.80%		12/1/2013	BBB	3,000	3,089,730
Minneapolis MN Rev National Marrow Donor Pg	4.00%		8/1/2014	BBB	4,060	4,292,719
Minneapolis MN Rev National Marrow Donor Pg	4.00%		8/1/2015	BBB	4,535	4,753,678
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	7.00%		5/1/2013	BBB+	5,000	5,437,000
MS Business Fin Corp Wst Mgmt Inc Pj	1.75%	#	3/1/2029	BBB	1,000	999,640
Navajo Cnty AZ Pollutn Ctrl Corp Ser C	5.50%		6/1/2034	Baa2	5,000	5,447,600
New York City NY Tr Cultural Res Lincoln Ctr Ser C	5.75%		12/1/2016	A+	75	88,777
NJ Econ Dev Auth Cigarette Tax (FGIC)	5.00%		6/15/2013	BBB	75	78,061
OH St Air Quality Dev Auth Envr Impt USX Pj	5.00%		11/1/2015	BBB+	1,000	1,029,490
OH St Air Quality Dev Auth First Enrg Nuclear Ser A	5.75%		6/1/2033	Baa2	1,500	1,662,810
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser B	5.25%		3/1/2023	Baa1	500	508,120
PA Econ Dev Fing Auth PPL Enrg Supply LLC Pj	3.00%		12/1/2038	BBB	3,000	3,010,860
PA Econ Dev Fing Auth PPL Enrg Supply LLC Pj Ser C Rmkt	3.00%		12/1/2037	BBB	12,000	12,043,440
Pub Gas Partners Inc GA Ser A	5.00%		10/1/2014	A+	3,000	3,292,620
Puerto Rico Comwlth Govt Dev Bk Rmkt GTD (NPFGC)	4.75%		12/1/2015	A	10,000	10,417,600
WA St Econ Dev Fin Auth Wst Mgmt Rmkt	1.75%		6/1/2020	BBB	3,000	3,000,780

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Whiting IN Envr Facs BP Prods North Amer Inc	2.80%	6/1/2044	A2	$17,005	$17,193,926

Total					135,916,966

Pre-Refunded 0.01%
Weslaco TX Hlth Facs Dev Corp Knapp Med Ctr Pj	6.25%	6/1/2032	NR	100	108,979

Special Tax 0.72%
Denver CO Urban Renewal Auth Stapleton Sr Sub Ser B-1	4.00%	12/1/2014	Aa3	5,045	5,497,940
Miami-Dade Cnty FL Entitlement GTD (NPFGC)(FGIC)	5.00%	8/1/2014	Aa3	5,665	6,267,416
PA Intergovernmental Cooperative Auth Philadelphia Fdg Pg	5.00%	6/15/2012	AA	1,500	1,611,090

Total					13,376,446

Tax Revenue 3.80%
AL St Pub Sch & College Auth Cap Impt & Econ Dev (NPFGC)(FGIC)	5.00%	12/1/2014	Aa1	3,540	3,974,004
AL St Pub Sch & College Auth Ser A	5.00%	5/1/2015	Aa1	2,800	3,250,296
CA St Econ Recovery Ser A	5.25%	7/1/2013	Aa3	1,915	2,142,617
CA St Econ Recovery Ser A (NPFGC)(FGIC)	5.25%	7/1/2014	Aa3	1,610	1,854,704
CA St Econ Recovery Ser A ETM	5.25%	7/1/2014	AAA	1,130	1,315,297
CA St Econ Recovery Unrefunded Bal Ser A	5.25%	7/1/2014	Aa3	3,870	4,458,201
Des Moines IA Indpt Cmnty Sch Dist	5.00%	6/1/2015	A+	2,810	3,190,924
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.00%	7/1/2013	AA-	10,050	10,735,510
FL Hurricane Catastrophe Fd Fin Corp Ser A	5.25%	7/1/2012	AA-	2,000	2,135,720
IL St Sales Tax Rev	5.25%	6/15/2012	AAA	200	213,718
MA St Spl Oblig Rev Fed Hwy Grant Antic Ser A (AGM)	5.00%	12/15/2014	Aa2	7,000	8,053,780
NJ Econ Dev Auth Cigarette Tax	5.375%	6/15/2014	BBB	2,560	2,715,725
NY St Dorm Auth Rev Non St Supp Debt Sch Dist Fing Pg Ser C	4.00%	10/1/2012	A+	2,940	3,097,143
NY St Dorm Auth Rev St Pers Income Tax Ser A	5.00%	3/15/2014	AAA	250	282,865

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue (continued)
NY St Loc Govt Assistance Corp Sr Lien Ser A	5.00%	4/1/2015	AAA	$2,475	$2,888,350
Orlando FL Cmnty Redev Agy Tax Alloc Downtown Dist Ser B	5.00%	9/1/2014	A1	3,775	4,174,395
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.00%	8/1/2039	A+	5,000	5,191,950
Regl Transit Auth LA Sales Tax (AGM)(d)	3.00%	12/1/2013	AAA	750	785,010
Regl Transit Auth LA Sales Tax (AGM)(d)	4.00%	12/1/2014	AAA	1,000	1,088,950
Tallahassee FL Blueprint 2000 Intergovernmental Agy (NPFGC)	5.00%	10/1/2013	Aa2	2,100	2,292,129
Volusia Cnty FL Sch Brd (NPFGC)	5.00%	10/1/2013	A+	4,150	4,416,139
WV Sch Bldg Auth	5.00%	7/1/2014	AAA	2,290	2,577,647

Total					70,835,074

Tobacco 0.31%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Ser A-1	5.00%	6/1/2014	BBB	5,500	5,772,800

Transportation 5.96%
Clark Cnty NV Arpt Rev Sys Jr Sub Lien Nts Ser E-2	5.00%	7/1/2012	A1	4,500	4,782,870
CT St Spl Tax Oblig Transn Infrastr Ser B	5.00%	12/1/2014	AA	10,000	11,584,200
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Jt Ser A	4.00%	11/1/2014	A+	2,500	2,740,800
Delaware River PA Jt Toll Bridge Commn Ser A (NPFGC)	5.50%	7/1/2014	A	2,455	2,781,957
Denver CO City & County Arpt Rev Ser E (NPFGC)	6.00%	11/15/2013	A+	4,100	4,653,336
DuPage Cnty IL Transn Rev (AGM)	5.00%	1/1/2012	AAA	75	78,722
E-470 Pub Hwy Auth CO Rev Ser C2 (NPFGC)	5.00%	9/1/2039	A	3,450	3,671,214
E-470 Pub Hwy Auth CO Rev Ser D2 (NPFGC)	5.00%	9/1/2039	A	6,550	6,969,986
FL St Dept of Transn Tpk Auth Rev Ser A	5.00%	7/1/2012	AA-	75	80,577
GA St Rd & Twy Auth Rev Fed Hwy Grant Antic Bds (NPFGC)	5.00%	6/1/2014	Aa2	1,000	1,143,600
LA St Offshore Terminal Auth Loop LLC Pj Ser B-1	1.875%	10/1/2040	A	3,750	3,757,050
MA Bay Transn Auth Sr Ser C	5.25%	7/1/2013	AAA	75	84,088

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Metro Transn Auth NY Ser B	5.00%		11/15/2014	AA	$1,000	$1,151,540
Metro Transn Auth NY Ser B Mand Tend	5.00%		11/15/2023	A	4,600	4,961,238
Metro Transn Auth NY Ser B Mand Tend	5.00%		11/15/2027	A	6,000	6,630,120
NJ St Transn Tr Fd Auth Grant Antic Bds Ser A (NPFGC)(FGIC)	5.00%		6/15/2015	Aa3	2,950	3,353,088
NJ St Transn Tr Fd Auth Transn Sys Ser A (NPFGC)	5.25%		12/15/2014	AA-	5,000	5,717,700
North TX Twy Auth Rev Sys 1st Tier Ser H	5.00%		1/1/2042	A2	2,000	2,145,260
North TX Twy Auth Rev Sys 1st Tier Ser L-1	5.50%		1/1/2038	A2	6,000	6,072,240
North TX Twy Auth Rev Sys 1st Tier Ser L-2	6.00%		1/1/2038	A2	1,900	2,075,161
OH St Major New St Infrastr Ser 2008-1	5.50%		6/15/2014	Aa1	1,460	1,691,921
PA St Tpk Commn Ser C	1.17%	#	12/1/2013	Aa3	6,570	6,587,936
PA St Tpk Commn Ser T (NPFGC)(FGIC)	5.50%		12/1/2013	Aa3	825	934,238
PA St Tpk Commn Sub Ser B	5.00%		6/1/2014	A-	3,250	3,604,087
Puerto Rico Comwlth Hwy & Transn Auth Ser E (AGM)	5.50%		7/1/2014	AAA	5,000	5,562,300
SC Transn Infrastr Bk Ser B (AMBAC)	5.25%		10/1/2012	Aa3	3,465	3,752,110
South Jersey NJ Transn Auth Ser A-1	4.00%		11/1/2013	A-	4,000	4,266,760
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-2	4.25%		7/1/2012	A	1,390	1,413,616
Tulsa OK Apts Impt Tr Rev Amer Airlines Corp	7.35%		12/1/2011	B-	8,100	8,132,967
TX St Transn Commn 1st Tier	5.00%		4/1/2013	AAA	210	232,075
TX St Transn Commn 1st Tier	5.00%		8/15/2042	BBB+	500	506,195
WI St Transn Rev Ser B (AMBAC)	5.00%		7/1/2013	AA+	75	83,495

Total						111,202,447

Utilities 13.94%
Austin TX Elec Util Sys Rev (AGM)	5.00%		5/15/2014	AAA	1,875	2,119,650
Buncombe Cnty NC Metro Sewerage Dist Ser B	4.00%		7/1/2013	AA	2,850	3,085,239
Butler Cnty OH Swr Sys Rev (AGM)	5.00%		12/1/2013	Aa3	1,225	1,354,238
CA Infrastr & Econ Dev Bk Pacific Gas & Elec Ser E	2.25%		11/1/2026	A3	4,000	4,039,960
Cape Coral FL Wtr & Swr Rev Bd Antic Nts	6.00%		10/1/2011	NR	6,500	6,671,275
Cent Plains NE Enrg Pj No 1 Ser A	5.00%		12/1/2014	BB+	3,050	3,276,676

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Chelan Cnty WA Pub Util Dist No 1 Sys Nts Sub Ser A	5.00%	7/1/2013	AA	$1,000	$1,101,500
Chicago IL Wtr Rev 2nd Lien (AGM)	5.00%	11/1/2013	AAA	2,500	2,783,275
Cowlitz Cnty WA Pub Util Dist No 1 Dist Sys (NPFGC)(FGIC)	5.00%	9/1/2013	A1	2,225	2,440,246
Delaware Cnty PA Indl Dev Auth PECO Enrg Co Pj Ser A	4.00%	12/1/2012	A1	10,000	10,550,000
Enrg Northwest WA Elec Rev Pj 1 Ser A (NPFGC)	5.25%	7/1/2013	Aaa	180	201,811
FL St Citizens Ppty Ins Corp Sr Secd High Risk Acct A-1	5.50%	6/1/2014	A+	5,000	5,442,200
FL St Dept of Envr Protn FL Forever Ser A (NPFGC)	5.00%	7/1/2014	AA-	5,180	5,891,369
GA Muni Elec Auth Pwr Rev Unref Bal 2005 Ser Y (AMBAC)	6.40%	1/1/2013	A+	75	79,508
Hillsborough Cnty FL Indl Dev Auth Tampa Elec Co Pj	5.10%	10/1/2013	Baa1	5,000	5,320,950
Hillsborough Cnty FL Indl Dev Auth Tampa Elec Ser B Rmkt	5.15%	9/1/2025	Baa1	2,100	2,298,240
IL Fin Auth Gas Supply Peoples Gas Light & Coke	2.125%	3/1/2030	A1	12,750	12,715,702
IL Fin Auth Gas Supply Peoples Gas Light & Coke Ser B(d)	2.625%	2/1/2033	A1	4,000	4,021,520
IL Muni Elec Agy Pwr Supply Ser C (NPFGC)(FGIC)	5.00%	2/1/2014	A+	1,000	1,106,470
Indianapolis IN Util Dist Ser B (NPFGC)(FGIC)	4.00%	6/1/2014	AA-	3,535	3,860,043
Intermountain Pwr Agy UT Ser A	5.00%	7/1/2012	A+	3,015	3,231,025
Intermountain Pwr Agy UT Ser A	5.50%	7/1/2014	A+	3,900	4,347,096
Jacksonville FL Elec Sys Rev Ser C	5.00%	10/1/2013	Aa3	3,750	4,182,375
Jacksonville FL St. John’s River Pwr Pk Sys Issue 2-17th Ser	5.25%	10/1/2013	Aa2	50	52,289
Kissimmee FL Util Auth Elec Sys (AGM)	5.25%	10/1/2014	Aa3	1,000	1,129,750
Long Island NY Pwr Auth Ser 2010A	5.00%	5/1/2014	A-	2,500	2,818,100
Los Alamos Cnty NM Inc Util Ser A (AGM)	5.00%	7/1/2014	AAA	4,410	4,822,555
Louisa VA Indl Dev Auth Pollutn Ctrl VA Elec & Pwr Co Pj Ser C	5.00%	11/1/2035	A-	3,000	3,137,850
Louisville & Jefferson Cnty KY Metro Swr Dist Ser A	5.00%	5/15/2013	AA-	4,925	5,412,624

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Utilities (continued)
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	4.00%		5/15/2013	AA-		$5,000	$5,360,100
Louisville & Jefferson Cnty KY Metro Swr Dist Ser B	5.00%		5/15/2014	AA-		9,505	10,737,989
M-S-R Pub Pwr Agy San Juan CA Sub Lien Ser M	0.30%	#	7/1/2022	AAA		1,800	1,800,000
Maricopa Cnty AZ Pollutn Ctrl Corp Pub Svc Co Ser B	5.50%		5/1/2029	Baa2		2,500	2,624,775
MI Muni Bd Auth Rev Clean Wtr Rev Fd	5.50%		10/1/2013	AAA		340	386,560
Mobile AL Brd of Wtr & Swr Commnrs (NPFGC)(FGIC)	5.25%		1/1/2012	AA-		1,000	1,059,480
Morehouse Parish LA Pollutn Ctrl Intl Paper Co Pj Ser A	5.25%		11/15/2013	BBB		2,855	3,143,469
NC Eastern Muni Pwr Agy Ser B	5.00%		1/1/2015	A-		1,000	1,131,760
NC Eastern Muni Pwr Agy Ser F	5.375%		1/1/2013	A-		50	54,667
NC Eastern Muni Pwr Agy Ser F	5.50%		1/1/2014	A-		5,000	5,640,050
OH St Air Quality Dev Auth Columbus Sthn Pwr Ser A	3.875%		12/1/2038	A3		3,500	3,693,410
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg	2.25%		12/1/2023	Baa2		12,000	12,027,600
OH St Air Quality Dev Auth Pollutn Ctrl First Enrg Ser D	4.75%		8/1/2029	Baa1		12,500	12,963,500
OH St Air Quality Dev Auth Pwr Co Ser A	3.25%		6/1/2041	Baa1		4,000	4,017,720
Orlando FL Wst Wtr Sys Rev Ser A (AMBAC)	5.25%		10/1/2013	AA		7,290	7,791,042
PA Econ Dev Fing Auth Exelon Generation Ser A	5.00%		12/1/2042	A3		2,500	2,639,125
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	5.00%		1/1/2014	BBB+	(c)	1,000	1,031,570
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.00%		8/1/2014	BBB+		3,000	3,333,030
Pub Pwr Generation Agy NE Whelan Enrg Ctr Unit 2-A	5.00%		1/1/2013	A2		2,260	2,428,280
Puerto Rico Elec Pwr Auth Ser WW	5.25%		7/1/2014	A3		1,500	1,673,010
Riverside CA Swr Rev	4.00%		8/1/2013	AA		1,750	1,875,458
SA Enrg Acq Pub Fac Corp TX Gas Supply Rev	5.00%		8/1/2012	A		10,000	10,380,600
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A	5.50%		5/1/2022	CCC		4,120	4,007,648

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Salt River AZ Pj Agric Impt & Pwr Dist Ser B	4.00%	1/1/2015	Aa1	$2,550	$2,848,681
SC St Pub Svc Auth Santee Cooper Ser E	5.00%	1/1/2014	Aa2	1,000	1,129,200
Seattle WA Muni Lt & Pwr Rev	5.00%	4/1/2013	Aa2	1,000	1,103,560
Sthn CA Pub Pwr Auth Pj No 1 Ser A	5.00%	11/1/2012	A	1,000	1,049,330
Sthn MN Muni Pwr Agy Ser A (AMBAC)	5.25%	1/1/2015	A+	5,000	5,764,900
TN Enrg Acq Corp Ser A	5.00%	9/1/2012	BB+	1,500	1,590,075
TN Enrg Acq Corp Ser A	5.00%	9/1/2013	BB+	3,615	3,900,440
TN Enrg Acq Corp Ser C	5.00%	2/1/2013	A	5,965	6,360,479
Truckee Meadows NV Wtr Auth	5.00%	7/1/2014	Aa2	10,420	11,700,514
Vernon CA Elec Sys Rev Ser A	3.75%	8/1/2013	A-	8,850	9,423,391
Vernon CA Elec Sys Rev Ser A	5.25%	8/1/2014	A-	1,000	1,123,310
WI Pub Pwr Inc Sys Ser A (NPFGC)	5.25%	7/1/2013	A+	4,000	4,429,400
York Cnty VA Econ Dev Auth Elec & Pwr Ser A	4.05%	5/1/2033	A-	2,000	2,147,100

Total					259,864,759

Total Municipal Bonds (cost $1,374,945,789)					1,406,397,147

WARRANT 0.00%

General Obligation
Mobile AL (AMBAC) (cost $50,201)	4.10%	2/15/2011	Aa2	50	50,674

Total Long-Term Investments (cost $1,374,995,990)					1,406,447,821

SHORT-TERM INVESTMENTS 23.77%

Municipal Bonds 0.84%

Education 0.57%
MA St Dev Fin Agy	2.75%	10/5/2010	NR	10,650	10,650,000

Other Revenue 0.27%
CA St Pollutn Ctrl Fing Auth	0.30%	10/7/2010	NR	5,000	5,000,000

Total Municipal Bonds (cost $15,650,000)					15,650,000

				Shares (000)
Money Market Mutual Fund 0.05%
Dreyfus Municipal Cash Management Plus (cost $1,001,015)				1,001	1,001,015

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Variable Rate Demand Notes 22.88%

Corporate-Backed 1.32%
Metro Govt Nashville & Davidson Cnty TN Indl Dev Brd Ser A	1.23%	10/7/2010	1/1/2014	NR		$1,945	$1,945,000
MS Business Fin Corp 600 Concourse Pj	1.08%	10/7/2010	8/1/2031	BBB		10,270	10,270,000
MS Business Fin Corp Grand Alliance LLC Pj	1.08%	10/7/2010	1/1/2033	BBB		12,430	12,430,000

Total							24,645,000

Education 4.31%
Abag Fin Auth for Nonprofit Corp Branson Sch	2.95%	10/7/2010	7/1/2038	A-		6,000	6,000,000
Abag Fin Auth for Nonprofit Corp CA La Jolla Country Day Sch Ser A	2.95%	10/7/2010	9/1/2036	A-		12,815	12,815,000
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ of GA Athletic Assoc Pj	0.31%	10/1/2010	8/1/2033	A+	(c)	2,715	2,715,000
Birmingham AL Edl Bldg Auth Miles College Pj Ser A	1.13%	10/7/2010	2/1/2029	Baa1		1,820	1,820,000
CA Infrastr & Econ Dev Bk CA Academy Ser B	1.85%	10/1/2010	9/1/2038	AAA		2,000	2,000,000
CA Infrastr & Econ Dev Bk Westside Waldorf Sch Pj	1.77%	10/7/2010	10/1/2028	BBB-	(c)	3,000	3,000,000
Dougherty Cnty GA Dev Auth Deerfield Windsor Sch Pj	1.13%	10/7/2010	3/1/2021	Baa1		3,500	3,500,000
Latrobe PA Indl Dev Auth Rev Greensburg Diocese	3.50%	10/7/2010	6/1/2033	A1		4,485	4,485,000
Los Angeles CA Windward Sch Ser A COP	2.95%	10/7/2010	7/1/2037	A-		11,325	11,325,000
MA St Dev Fin Agy Meadowbrook Sch Issue	2.42%	10/7/2010	8/1/2030	A1		3,650	3,650,000
MA St Dev Fin Agy Worcester Academy Issue	2.35%	10/7/2010	10/1/2030	A1		5,800	5,800,000
Metro Govt Nashville & Davidson Cnty TN Hlth & Edl Facs Brd Fisk Univ Pj	1.13%	10/7/2010	12/1/2020	Baa1		4,735	4,735,000

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
Metro Govt Nashville & Davidson Cnty TN Indl Dev Brd Donelson Christian Academy	1.13%	10/7/2010	3/1/2023	Baa1	$3,555	$3,555,000
MN St Higher Ed Facs Auth Clg St Scholastica Ser 6-A	1.50%	10/1/2010	12/1/2034	A1	3,900	3,900,000
NE Edl Fin Auth Rev Creighton Univ Pj Ser B	0.38%	10/1/2010	12/15/2012	A3	4,000	4,000,000
NH Hlth & Ed Facs Auth Univ NH Ser B-1	0.30%	10/1/2010	7/1/2033	Aa3	4,800	4,800,000
NH Hlth & Ed Facs Auth Univ NH Ser B-2 Rmkt	0.30%	10/1/2010	7/1/2033	Aa3	2,130	2,130,000

Total						80,230,000

General Obligation 2.93%
CA St Ser B Sub Ser B-5	1.00%	10/6/2010	5/1/2040	Aa3	36,355	36,355,000
IL St Ser B	2.75%	10/6/2010	10/1/2033	Aa3	10,250	10,250,000
New York City NY 2008 Sub Ser J-3	1.70%	10/1/2010	8/1/2023	AAA	5,000	5,000,000
New York City NY Sub Ser A-4	0.31%	10/1/2010	8/1/2022	Aaa	3,050	3,050,000

Total						54,655,000

Health Care 3.52%
CA Statewide Cmntys Dev Auth Elder Care Alliance	2.80%	10/6/2010	11/1/2030	A-	12,560	12,560,000
Harris Cnty TX Hlth Facs Dev Corp St. Luke’s Episcopal Hosp Ser B	0.30%	10/1/2010	2/15/2031	AA-	1,520	1,520,000
LA Pub Facs Auth Rev Blood Ctr Pj	1.13%	10/7/2010	10/1/2030	Baa1	3,265	3,265,000
Marion Cnty OH Hlthcare Fac Church Homes Inc Pj	2.80%	10/6/2010	9/1/2027	A-	16,265	16,265,000
MO St Hlth & Edl Facs Auth St. Joseph & St. Pius Ser A	3.00%	10/7/2010	12/1/2029	A-	5,360	5,360,000
Mobile AL Second Med Clinic Brd Bridge Inc Pj	1.28%	10/7/2010	3/1/2016	NR	765	765,000
NH St Business Fin Auth Cottage Hosp Issue	2.42%	10/7/2010	7/1/2035	A1	6,965	6,965,000

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
WI St Hlth & Edl Facs Auth Lutheran Home	1.02%	10/7/2010	12/1/2025	A3	$4,540	$4,540,000
WI St Hlth & Edl Facs Auth Oakwood Vlg	1.02%	10/7/2010	3/1/2035	A3	12,880	12,880,000
WI St Hlth & Edl Facs Auth Pooled Ln Fing Pg Ser E	2.00%	10/6/2010	2/1/2022	A3	1,565	1,565,000

Total						65,685,000

Lease Obligations 5.96%
Blount Cnty TN Pub Bldg Auth Loc Govt Pub Impt A-4-A	0.76%	10/1/2010	6/1/2032	Aa1	18,425	18,425,000
Blount Cnty TN Pub Bldg Auth Loc Govt Pub Impt D-3-A GTD	0.66%	10/1/2010	6/1/2034	AA+	40,470	40,470,000
Los Angeles CA Loyola High Sch Ser A COP	2.95%	10/7/2010	12/1/2035	A-	15,670	15,670,000
Sevier Cnty TN Pub Bldg Auth Loc Govt Pub Impt VI-B-1	0.66%	10/1/2010	6/1/2024	Aaa	7,185	7,185,000
Sevier Cnty TN Pub Bldg Auth Loc Govt Pub Impt VI-K-1	0.66%	10/1/2010	6/1/2034	AA+	29,400	29,400,000

Total						111,150,000

Other Revenue 3.06%
CA Infrastr & Econ Dev Bk Sthn CA Pub Radio Pj	2.50%	10/1/2010	9/1/2025	Aaa	3,100	3,100,000
Clark Cnty NV Econ Dev Rev Oppty Vlg Fdtn Pj	2.42%	10/7/2010	1/1/2037	A1	18,800	18,800,000
CO Edl & Cultural Facs Auth National Jewish Fed Bd Pg A-7	0.30%	10/1/2010	7/1/2029	Aa3	1,465	1,465,000
LA Loc Govt Envr Facs & Cmnty Dev Auth Montan LLC Pj	1.08%	10/7/2010	7/1/2033	Baa1	9,250	9,250,000
LA Pub Facs Auth Rev Cenikor Fndtn Pj	1.13%	10/7/2010	4/1/2021	Baa1	2,380	2,380,000
Lafayette LA Econ Dev Auth Stirling Lafayette LLC Pj	1.08%	10/7/2010	2/1/2038	Baa1	12,000	12,000,000
WI St Hlth & Edl Facs Auth Maranatha Baptist	2.00%	10/7/2010	8/1/2026	BB+	9,950	9,950,000

Total						56,945,000

See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION TAX FREE FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation 0.51%
Valdez AK Marine Term Rev BP Pipeline Inc Pj Ser A	0.33%	10/1/2010	6/1/2037	AA	$9,500	$9,500,000

Utilities 1.27%
Franklin TN Pub Bldg Auth Loc Govt Pub Impt 101-A-1	0.66%	10/1/2010	6/1/2037	Aaa	19,550	19,550,000
Gainesville FL Utils Sys Rev Ser C	0.40%	10/1/2010	10/1/2026	AA	3,185	3,185,000
New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser F-1	0.30%	10/1/2010	6/15/2033	AAA	1,000	1,000,000

Total						23,735,000

Total Variable Rate Demand Notes (cost $426,545,000)						426,545,000

Total Short-Term Investments (cost $443,196,015)						443,196,015

Total Investments in Securities 99.21% (cost $1,818,192,005)						1,849,643,836

Cash and Other Assets in Excess of Liabilities 0.79%						14,766,590

Net Assets 100.00%						$1,864,410,426

See Notes to Financial Statements.

Schedule of Investments

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 106.31%

Corporate-Backed 6.13%
Albany-Dougherty GA Payroll Dev Auth Procter & Gamble Paper Prods AMT	5.20%	5/15/2028	AA-	$1,035	$1,104,169
Brunswick & Glynn Cnty GA Dev Auth Pacific Corp Pj AMT	5.55%	3/1/2026	Ba3	1,000	945,500
Cartersville GA Dev Auth Swr & Wst Wtr Facs Anhesuser-Busch Pj AMT	5.50%	3/1/2044	BBB+	1,000	1,005,300
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Sr Maxon Atlantic Station A AMT	5.125%	3/1/2026	BBB	1,500	1,550,130
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,000	979,000
Savannah GA Econ Dev Auth Recovery Zone Fac Ser A	6.25%	11/1/2033	Baa3	1,000	1,100,960
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	Baa3	2,000	1,867,900

Total					8,552,959

Education 20.79%
Americus-Sumter GA Payroll Dev Auth GSW Fndtn Student Hsg Pj (CIFG)	5.00%	6/1/2036	A2	1,980	2,026,847
Athens GA Hsg Auth Student Hsg (AMBAC)	5.00%	12/1/2027	Aa2	215	235,180
Athens GA Hsg Auth Student Hsg (AMBAC)	5.00%	12/1/2027	Aa2	1,785	1,818,469
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ of GA Cent Precint LLC	5.00%	6/15/2031	Aa2	2,500	2,717,500
Athens-Clarke Cnty GA Unif Govt Dev Auth Univ of GA O’Malleys Bldg LLC Pj	5.00%	6/15/2028	Aa2	2,000	2,234,240
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	4.75%	7/1/2027	A1	3,080	3,176,527
Atlanta GA Dev Auth Edl Facs Science Pk LLC Pj	5.25%	7/1/2027	A1	2,000	2,126,840
Bulloch Cnty GA Dev Auth GA Sthn Univ Hsg Fndtn Four (AG)	5.25%	7/1/2028	Aa3	2,465	2,746,256
Carrollton GA Payroll Dev Auth Univ of West GA Evergreen Complex	5.25%	7/1/2029	A2	1,175	1,256,522
Dahlonega GA Downtown Dev Auth North GA Pkg & Rec Ctr LLC A (CIFG)	5.00%	7/1/2032	A+	1,000	1,042,290
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Inc Ser A	5.00%	11/1/2028	AA+	1,000	1,127,310

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Education (continued)
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+		$750	$780,360
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A (AMBAC)	5.50%	2/1/2022	A2		1,000	1,036,750
GA Private Colleges & Univs Auth Spelman College	5.25%	6/1/2021	A1		1,340	1,440,513
Marietta GA Dev Auth Rev Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2		1,000	1,021,630
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3		2,000	2,026,960
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC (AMBAC)	5.00%	6/1/2023	A3		1,115	1,197,131
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC (AMBAC)	5.00%	6/1/2034	A3		1,000	1,027,180

Total						29,038,505

General Obligation 4.02%
Atlanta GA (AG)	5.25%	12/1/2023	AAA		1,265	1,470,436
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR		2,470	2,115,679
Paulding Cnty GA Sch Dist	4.75%	2/1/2027	AA+		1,000	1,069,130
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.125%	7/1/2031	A3		665	667,507
Puerto Rico Comwlth Unref Bal Pub Impt Ser A	5.25%	7/1/2030	A3		30	31,079
Territory of Guam Ser A	7.00%	11/15/2039	B+		235	265,552

Total						5,619,383

Health Care 22.34%
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB-		1,010	981,589
Coffee Cnty GA Hosp Auth Rev Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB-		1,000	1,023,890
DeKalb Cnty GA Hosp Auth Rev DeKalb Med Ctr Inc Pj	6.00%	9/1/2030	BBB	(c)	1,000	1,039,280
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.00%	7/1/2027	NR		1,500	1,128,105
Gainesville & Hall Cnty GA Hosp Auth Northeast GA Hlthcare Ser A	5.00%	2/15/2030	A-		2,000	2,004,320
Gainesville & Hall Cnty GA Hosp Auth Northeast GA Hlthcare Ser B GTD	5.125%	2/15/2040	A+		1,000	1,023,460

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
Glynn-Brunswick Mem Hosp Auth GA Antic Ctfs Southeast GA Hlth Ser A	5.50%	8/1/2028	A2	$1,840	$1,965,083
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.00%	10/1/2038	A2	1,500	1,508,775
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.25%	10/1/2035	A2	1,420	1,451,638
Macon-Bibb Cnty GA Hosp Auth Rev Antic Ctfs Macon Hosp Med Ctr(b)	4.625%	8/1/2029	AA	5,500	5,635,025
Macon-Bibb Cnty GA Hosp Auth Rev Antic Ctfs Macon Hosp Med Ctr(b)	5.00%	8/1/2032	AA	1,500	1,536,825
Macon-Bibb Cnty GA Hosp Auth Rev Antic Ctfs Macon Hosp Med Ctr(b)	5.00%	8/1/2035	AA	3,000	3,073,650
Med Ctr Hosp Auth GA Rev Columbus Regl Hlthcare (AGM)(b)	5.00%	8/1/2045	AAA	3,000	3,036,375
Med Ctr Hosp Auth GA Rev Spring Hrbr Green Isl Pj	5.25%	7/1/2037	NR	1,300	1,092,182
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp de la Concepcion Ser A	6.50%	11/15/2020	Aa1	410	415,670
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-	735	783,385
Thomasville GA Hosp Auth Rev Antic Ctfs John D Archbold	5.125%	11/1/2030	A	2,500	2,546,200
Wayne Cnty GA Hosp Auth Rev GTD (XLCA)	5.00%	3/1/2023	NR	1,000	951,960

Total					31,197,412

Housing 7.04%
Albany-Dougherty GA Inner City Auth Albany St Univ Student Hsg Ser A (XLCA)	5.00%	7/1/2031	NR	1,000	928,010
DeKalb Newton & Gwinnett Cntys GA Joint Dev Auth Rev GGC Fndtn LLC Pj	6.00%	7/1/2034	A+	1,500	1,691,010
East Point GA Hsg Auth Multi Fam Hsg Laurel Ridge WA Rd Apts AMT (FNMA)	5.00%	10/1/2032	AAA	3,475	3,528,411
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%	12/1/2031	AAA	1,000	1,011,230
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC Ser A	5.25%	2/1/2030	A2	2,000	1,995,040
Tift Cnty GA Dev Auth Student Hsg 2nd ABAC LLC Pj (CIFG)	5.00%	8/1/2037	A3	665	679,430

Total					9,833,131

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Lease Obligations 5.99%
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	$1,275	$1,294,839
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,170	1,171,486
GA Muni Assoc Inc Ctfs City Court Atlanta Pj (AMBAC)	5.25%	12/1/2026	NR	750	763,695
GA Sch Brds Assoc Inc DeKalb Cnty Pub Schs Pj COP (NPFGC)	5.00%	12/1/2023	A	1,000	1,036,680
GA St Higher Ed Facs Auth USG Real Estate Fndtn I LLC Pj (AG)	5.25%	6/15/2019	AAA	1,735	2,003,942
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	969,120
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3	1,000	1,125,410

Total					8,365,172

Other Revenue 0.81%
Cobb-Marietta GA Coliseum & Exhibit Hall Auth Rev (NPFGC)	5.625%	10/1/2026	A	1,000	1,133,340

Pre-Refunded 3.46%
Athens-Clarke Cnty GA Unif Govt Dev Auth Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,000	1,105,310
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	620	753,083
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2036	A3	915	987,981
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.375%	7/1/2033	A3	1,185	1,282,075
Savannah GA Econ Dev Auth Sub Ser C Rmkt ETM	Zero Coupon	12/1/2021	Aaa	1,000	701,770

Total					4,830,219

Special Tax 1.62%
Atlanta GA Dev Auth Rev Opportunity Pj (AMBAC)	5.00%	12/1/2018	A1	1,105	1,212,008
Atlanta GA Tax Alloc Beltline Pj Ser B	7.375%	1/1/2031	NR	1,000	1,045,920

Total					2,257,928

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Tax Revenue 7.21%
Metro Atlanta GA Rapid Transit Auth Ser A (NPFGC)(FGIC)	5.25%	7/1/2028	AA+	$1,500	$1,842,390
Metro Atlanta GA Rapid Transit Auth Ser N (NPFGC)(IBC)	6.25%	7/1/2018	AAA	465	542,818
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	2,000	2,151,840
Puerto Rico Sales Tax Fing Corp 1st Sub Ser C	5.00%	8/1/2035	A+	1,000	1,039,280
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sr Lien Ser A	5.00%	10/1/2029	BBB	1,625	1,667,412
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Sub Lien Ser B	5.25%	10/1/2029	Baa2	1,250	1,297,225
Virgin Islands Pub Fin Auth Rev Sr Lien Cap Pjs Ser A-1	5.00%	10/1/2024	BBB	500	529,305
Virgin Islands Pub Fin Auth Rev Sr Lien Cap Pjs Ser A-1	5.00%	10/1/2039	BBB	1,000	1,004,310

Total					10,074,580

Transportation 12.76%
Atlanta GA Arpt Facs Rev Ser A AMT (AGM)	5.125%	1/1/2030	AAA	100	102,294
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa2	1,020	936,666
Clayton Cnty GA Dev Auth Delta Airlines Ser B AMT	9.00%	6/1/2035	CCC+	750	813,548
College Pk GA Business & Indl Dev Auth Rev Civic Ctr Pj (AMBAC)	5.25%	9/1/2026	AA-	1,000	1,072,740
Metro Atlanta GA Rapid Transit Auth 3rd Indenture Ser B (AGM)	5.00%	7/1/2029	AAA	2,000	2,166,120
Metro Atlanta GA Rapid Transit Auth 3rd Ser(b)	5.00%	7/1/2039	AA+	10,000	10,749,750
Puerto Rico Comwlth Hwy & Transn Auth Ser AA (NPFGC)	5.50%	7/1/2020	A	1,000	1,104,650
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%	6/1/2026	CCC+	1,000	871,720

Total					17,817,488

Utilities 14.14%
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2022	A1	1,000	1,201,480
Augusta GA Wtr & Swr Rev (AGM)	5.00%	10/1/2024	AAA	2,000	2,249,240
Cherokee Cnty GA Wtr & Swr Auth Ser 2006 (AGM)	5.00%	8/1/2031	AAA	3,000	3,256,260

See Notes to Financial Statements.

Schedule of Investments (concluded)

GEORGIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Cobb Cnty GA Dev Auth Solid Wst Disp GA Wst Mgt Pj Ser A AMT	5.00%		4/1/2033	BBB	$500	$490,075
Forsyth Cnty GA Wtr & Swr Auth (AGM)	5.00%		4/1/2019	AAA	500	565,490
Main St Natural Gas Inc GA Gas Pj Ser B	5.00%		3/15/2019	A	1,000	1,036,910
Main St Natural Gas Inc GA Gas Pj Ser B	5.00%		3/15/2021	A	1,000	1,027,000
Muni Elec Auth GA Gen Resolution Pjs Sub Ser A	5.25%		1/1/2021	A	1,000	1,179,640
Muni Elec Auth GA Ser B	5.00%		1/1/2020	A	1,700	1,954,728
Puerto Rico Elec Pwr Auth Libor Ser UU	1.057%	#	7/1/2031	A3	1,000	709,370
Puerto Rico Elec Pwr Auth Ser XX	5.25%		7/1/2040	A3	1,000	1,047,290
Puerto Rico Elec Pwr Auth Ser XX	5.75%		7/1/2036	A3	2,000	2,228,620
Villa Rica GA Pub Facs Auth Rev Wtr & Swr Pj GTD (AG)	5.00%		3/1/2035	AAA	1,000	1,045,060
Walton Cnty GA Wtr & Swr Auth Walton Hard Labor Creek Pj GTD (AGM)	5.00%		2/1/2033	AAA	1,650	1,753,752

Total						19,744,915

Total Investments in Municipal Bonds 106.31% (cost $142,439,569)						148,465,032

Liabilities in Excess of Cash and Other Assets(g) (6.31%)						(8,811,065)

Net Assets 100.00%						$139,653,967

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	104	Short	$(13,906,750)	$40,513
Ultra Long U.S. Treasury Bond	December 2010	10	Short	(1,412,813)	17,907

Totals				$(15,319,563)	$58,420

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.76%

Corporate-Backed 10.72%
Aleutians East Borough AK Aleutian Pribilof Islands Inc (ACA)	5.50%	6/1/2025	NR	$1,000	$920,490
Aleutians East Borough AK Aleutian Pribilof Islands Inc (ACA)	5.50%	6/1/2036	NR	3,210	2,682,693
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.75%	11/1/2024	BB	11,025	12,098,284
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.875%	5/1/2030	BB	8,050	8,801,789
Alliance Arpt Auth Inc TX Spl Facs Amer Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	29,000	21,635,450
Brazos River Auth TX Pollutn Ctrl TXU Co Ser A Rmkt AMT	7.70%	4/1/2033	CCC	2,000	1,001,280
Brazos River Auth TX Pollutn Ctrl TXU Co Ser D-1 Rmkt AMT†	8.25%	5/1/2033	Caa3	2,000	1,001,220
Brazos River TX Hrbr Nav Dist Dow Chemical Co Pj Ser A-3 AMT	5.125%	5/15/2033	BBB-	7,730	7,483,258
Brazos River TX Hrbr Nav Dist Dow Chemical Co Pj Ser A-4 AMT	5.95%	5/15/2033	BBB-	5,000	5,196,150
Brazos TX Hrbr Indl Dev Corp Dow Chemical Co Pj AMT	5.90%	5/1/2038	BBB-	1,580	1,644,417
Calhoun Cnty AR Solid Wst GA Pacific Corp Pj AMT	6.375%	11/1/2026	Ba3	2,075	2,085,831
Courtland AL Indl Dev Brd Solid Wst Disp Intl Paper Co Pjs A AMT	5.20%	6/1/2025	BBB	9,545	9,654,386
CT St Res Recovery Auth Rev Amer Fuel Co Pj Ser A AMT	6.45%	11/15/2022	BB+	3,580	3,584,117
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Amer Airlines Inc AMT	5.50%	11/1/2030	CCC+	8,850	6,801,579
Denver CO City & Cnty Spl Facs United Airlines Pj A AMT	5.25%	10/1/2032	B	1,000	847,570
Houston TX Arpt Sys Rev Spl Facs Continental Airlines Ser C AMT	6.125%	7/15/2027	B3	3,120	2,952,487
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A(h)	5.875%	3/1/2027	NR	1,500	382,035
IL Fin Auth Sports Fac Leafs Hockey Club Pj Ser A(h)	6.00%	3/1/2037	NR	1,450	366,459
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†(i)	6.125%	10/1/2027	NR	1,475	368,750

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Corporate-Backed (continued)
IL Fin Auth Sports Fac Utd Sports Org of Barrington Ser A†(i)	6.25%	10/1/2037	NR	$6,525	$1,631,250
IN St Fin Auth Impt US Steel Corp	6.00%	12/1/2026	BB	3,000	3,205,740
Jay ME Solid Wst Disp Rev Intl Paper Co Pj Ser A AMT	4.90%	11/1/2017	BBB	2,890	3,008,808
LA Loc Govt Envr Facs Cmnty Dev Auth Westlake Chemical Corp Pjs	6.75%	11/1/2032	BB+	13,500	14,242,635
MI St Strategic Fd Ltd Pollutn Ctrl Gen Motors Corp(i)	6.20%	9/1/2020	NR	5,000	1,600,000
New York City NY Indl Dev Agy Amer Airlines JFK Intl Arpt AMT	7.625%	8/1/2025	B-	19,515	20,532,512
New York City NY Indl Dev Agy Amer Airlines JFK Intl Arpt AMT	8.00%	8/1/2028	B-	2,000	2,143,960
New York City NY Indl Dev Agy British Airways Plc Pj AMT	5.25%	12/1/2032	BB-	3,830	3,087,976
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B-	2,900	2,652,601
New York City NY Indl Dev Agy JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B-	1,000	859,620
Nez Perce Cnty ID Pollutn Ctrl Potlatch Corp Pj	6.00%	10/1/2024	BB	5,000	5,001,150
NH St Business Fin Auth Pub Svc Ser D Rmkt TCRS AMT (AMBAC)	6.00%	5/1/2021	A3	1,000	1,013,250
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	6,190	5,857,040
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	5,935	4,823,671
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	5,625	5,567,962
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	6,080	5,902,586
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.40%	9/15/2023	B	4,490	4,481,963
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	7.20%	11/15/2030	B	755	760,021
OR St Econ Dev Rev GA Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	Ba3	2,435	2,358,030
OR St Econ Dev Rev GA Pacific Corp Ser CLVII AMT	6.35%	8/1/2025	BB-	2,325	2,325,279

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Corporate-Backed (continued)
Port of Bay City Auth TX Matagorda Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B+	$3,510	$3,521,583
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser A	6.45%	11/1/2030	B+	6,700	6,863,949
Port of Corpus Christi Auth of Nueces Cnty TX Celanese Pj Ser B AMT	6.70%	11/1/2030	B+	1,500	1,513,125
Richmond Cnty GA Dev Auth Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	3,000	2,937,000
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	2,500	2,452,675
Rumford ME Solid Wst Disp Boise Cascade Corp Pj AMT	6.875%	10/1/2026	B2	1,500	1,507,005
Selma AL Indl Dev Brd Rev Gulf Opportunity Zone Ser A	6.25%	11/1/2033	BBB	5,000	5,485,550
West Pace Cooperative Dist AL Rev	9.125%	5/1/2039	NR	14,050	13,478,305

Total					218,323,491

Education 5.28%
Brevard Cnty FL Indl Dev Rev Tuff FL Tech Pj	6.50%	11/1/2029	BBB-	2,500	2,634,575
CA Statewide Cmntys Dev Auth Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	3,500	3,692,710
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2047	A+	8,000	610,000
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2048	A+	8,000	566,000
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2049	A+	9,000	591,390
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	3,000	2,520,510
Hammond Loc Pub Impt Bd Bk Ser A	6.50%	8/15/2030	BBB-	1,600	1,635,168
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	12,725	11,826,869
IA Higher Ed Ln Auth Rev Private College Grand View	5.00%	10/1/2031	NR	1,500	1,460,070
IL Fin Auth Rev IL Inst Tech	7.125%	2/1/2034	Baa2	2,500	2,805,350
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2025	Baa2	2,500	2,515,475
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2026	Baa2	2,000	1,906,660
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2031	Baa2	5,000	4,660,100
IL Fin Auth Rev IL Inst Tech Ser A	5.00%	4/1/2036	Baa2	5,000	4,489,250

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
IL Fin Auth Rev Northwestern Mem Hosp Ser A(b)	5.75%	8/15/2030	AA+	$5,000	$5,547,950
IN Fin Auth Rev Drexel Fndtn Edl Facs Pj Ser A	6.625%	10/1/2029	BBB-	750	790,178
IN Fin Auth Rev Drexel Fndtn Edl Facs Pj Ser A	7.00%	10/1/2039	BBB-	1,250	1,322,525
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	3,500	3,140,095
MA St Dev Fin Agy Boston Architectural College (ACA)	5.00%	1/1/2037	NR	2,710	2,141,306
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2030	Ba3	5,000	5,067,400
Marietta GA Dev Auth Rev Univ Facs Life Univ Inc Pj	7.00%	6/15/2039	Ba3	3,000	3,022,590
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3	2,360	2,424,617
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3	3,075	3,168,326
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj	8.75%	9/1/2039	BBB-	2,250	2,547,000
MI Pub Edl Facs Auth Rev Ltd Oblig Dr Joseph F Pollack	8.00%	4/1/2040	BB+	1,020	1,069,684
MI Pub Edl Facs Auth Rev Ltd Oblig Landmark Academy	6.625%	6/1/2030	BBB-	1,955	2,023,093
MI Pub Edl Facs Auth Rev Ltd Oblig Landmark Academy	7.00%	12/1/2039	BBB-	3,000	3,154,290
New York City NY Indl Dev Agy Polytechnic Univ Pj (ACA)	5.25%	11/1/2037	BB+	2,000	1,976,840
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,307,509
New York City NY Indl Dev Agy Vaughn College Aeronautics B	5.25%	12/1/2036	BB+	3,640	3,199,160
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.125%	12/1/2023	Baa1	4,000	4,799,600
NJ St Edl Facs Auth Univ Med & Dentistry Ser B	7.50%	12/1/2032	Baa1	2,000	2,361,520
OH St Higher Edl Fac Rev Commn Ashland Univ Pj	6.25%	9/1/2024	Ba1	7,020	7,343,833
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.00%	2/15/2018	BBB	1,000	1,008,510

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Education (continued)
Univ of CA Ser O(b)	5.75%	5/15/2031	AA	$7,000	$8,189,370

Total					107,519,523

General Obligation 5.85%
Alameda Cnty CA Oakland Unif Sch Dist Election 2006 Ser A	6.125%	8/1/2029	A1	1,500	1,657,365
CA St Var Purp	6.50%	4/1/2033	A1	15,000	17,653,050
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2037	A+	4,150	644,163
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2041	A+	6,500	773,110
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2042	A+	6,900	762,381
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2043	A+	6,900	708,147
Ceres CA Unif Sch Dist Cap Apprec 2008 Election Ser A	Zero Coupon	8/1/2044	A+	7,200	686,232
Huntington Beach CA Union High Sch Dist Cap Apprec 2004 Election (NPFGC)(FGIC)	Zero Coupon	8/1/2033	Aa2	5,000	1,300,800
Los Angeles CA Cmnty College Dist 2001 Election Ser A (NPFGC)(FGIC)(b)	5.00%	8/1/2032	Aa1	10,580	11,197,396
Los Angeles CA Unif Sch Dist 2004 Election Ser H (AGM)(b)	5.00%	7/1/2032	AAA	10,000	10,547,150
Los Angeles CA Unif Sch Dist Ser D(b)	5.00%	1/1/2034	AA-	10,460	11,023,899
Los Angeles CA Unif Sch Dist Ser F(b)	5.00%	7/1/2029	AA-	2,000	2,107,820
Maverick Cnty TX Ctfs Oblig	8.75%	3/1/2034	NR	2,500	2,603,950
Maverick Cnty TX Ctfs Oblig	8.75%	3/1/2034	NR	5,500	5,728,690
New York City NY Ser H-1(b)	5.125%	3/1/2026	AA	10,000	11,272,000
New York City NY Sub Ser J-1(b)	5.00%	5/15/2029	AA	9,000	9,829,800
New York City NY Sub Ser J-1(b)	5.00%	5/15/2031	AA	7,000	7,645,400
New York City NY Sub Ser J-1(b)	5.00%	5/15/2036	AA	1,000	1,092,200
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2025	AAA	3,730	4,170,274
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2026	AAA	5,420	6,059,756
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2027	AAA	2,160	2,414,958
Puerto Rico Comwlth Pub Impt Ser C	6.00%	7/1/2039	A3	2,500	2,713,725

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
General Obligation (continued)
Territory of Guam Ser A	6.75%	11/15/2029	B+	$3,690	$4,201,139
Territory of Guam Ser A	7.00%	11/15/2039	B+	2,175	2,457,771

Total					119,251,176

Health Care 29.31%
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.875%	11/15/2036	NR	5,000	4,562,700
Alachua Cnty FL Indl Dev Rev North FL Ret Vlg	5.875%	11/15/2042	NR	1,500	1,333,845
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%	11/15/2028	BB-	15,365	12,249,900
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.375%	11/15/2040	BB-	10,425	7,961,885
Alton IL Hosp Fac Rev St. Anthony’s Hlth Ctr	6.00%	9/1/2014	NR	1,620	1,625,249
Arkansas KS Pub Bldg Commn South Cent Regl Med Ctr	6.75%	9/1/2038	A3	6,360	6,955,614
AZ Hlth Facs Auth Hlthcare Beatitudes Campus Pj	5.20%	10/1/2037	NR	9,700	7,884,742
AZ Univ Med Ctr Corp	6.25%	7/1/2029	BBB+	250	273,178
AZ Univ Med Ctr Corp	6.50%	7/1/2039	BBB+	625	689,725
Bexar Cnty TX Hlth Facs Dev Corp Army Ret Residence Pj	5.875%	7/1/2030	BBB	2,100	2,171,358
Bremer Cnty IA Ret Bartels Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,129,193
Bucks Cnty PA Indl Dev Auth Ret Cmnty Ann’s Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,516,380
CA Muni Fin Auth Cmnty Hosps Cent CA COP	5.375%	2/1/2029	Baa2	1,000	1,006,920
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2030	BBB	3,020	2,802,560
CA Statewide Cmntys Dev Auth Daughters of Charity Hlth Ser A	5.25%	7/1/2035	BBB	7,710	6,959,586
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.00%	11/15/2029	BBB	1,000	1,101,770
CA Statewide Cmntys Dev Auth Sr Living Sthn CA	7.25%	11/15/2041	BBB	2,500	2,777,850
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.00%	7/15/2022	NR	2,270	2,168,576
CA Statewide Cmntys Dev Auth Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	2,600	2,297,854

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Cass Cnty ND Hlth Facs Rev Essentia Hlth Ser A Rmkt (AG)(b)	5.125%	2/15/2037	AAA		$10,000	$10,364,250
CO Hlth Facs Auth Rev Amer Baptist Ser A	7.75%	8/1/2029	NR		5,770	6,251,737
CO Hlth Facs Auth Rev Amer Baptist Ser A	7.75%	8/1/2039	NR		5,045	5,417,170
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2026	NR		1,500	1,449,660
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2037	NR		2,055	1,869,105
CO Hlth Facs Auth Rev Hlth & Resdl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR		1,500	1,229,040
CO Hlth Facs Auth Rev Total Longterm Care National Ser A(d)	6.25%	11/15/2040	BBB-	(c)	1,250	1,263,425
Cottage Grove MN Sr Hsg Rev PHS/Cottage Grove Inc Pj B	6.00%	12/1/2046	NR		2,325	2,216,283
CT St Hlth & Edl Facs Auth Hosp for Spl Care Ser C (RADIAN)	5.25%	7/1/2022	BBB-		1,215	1,233,492
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2037	NR		4,300	4,029,186
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2042	NR		2,500	2,355,225
Director St NV Dept Business & Industry Las Ventanas Ret Pj A(i)	7.00%	11/15/2034	NR		6,000	3,393,720
Director St NV Dept Business & Industry Las Ventanas Ret Pj B(i)	6.00%	11/15/2014	NR		4,105	2,684,957
Director St NV Dept Business & Industry Las Ventanas Ret Pj B(i)	6.75%	11/15/2023	NR		4,700	2,779,768
East Rochester NY Hsg Auth Rev Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR		1,700	1,504,551
Fairfax Cnty VA Indl Dev Auth Hlthcare Inova Hlth Sys Ser A(b)	5.50%	5/15/2035	AA+		5,000	5,496,875
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	7.00%	7/1/2030	Ba1		4,225	4,402,957
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	7.375%	7/1/2035	Ba1		2,620	2,759,960
Flint MI Hosp Bldg Auth Rent Hurley Med Ctr	7.50%	7/1/2039	Ba1		800	842,200
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.125%	7/1/2042	NR		8,000	5,336,160
Fulton Cnty PA Indl Dev Auth Hosp Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR		1,500	1,376,325

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Ser B	6.00%	1/1/2023	BBB-	(c)	$3,385	$3,545,923
Harris Cnty TX Cultural Ed Facs Fin Corp Childrens Hosp Pj(b)	5.00%	10/1/2024	AA		6,000	6,362,310
Harris Cnty TX Cultural Ed Facs Fin Corp Childrens Hosp Pj(b)	5.25%	10/1/2029	AA		4,000	4,241,540
HFDC Cent TX Inc Ret Fac Ser A	5.625%	11/1/2026	NR		1,850	1,655,991
HFDC Cent TX Inc Ret Fac Ser A	5.75%	11/1/2036	NR		5,500	4,669,280
Hillsborough Cnty FL Indl Dev Auth Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	A3		5,000	5,069,200
Hillsdale MI Hosp Fin Auth Hosp Hillsdale Cmnty Hlth Ctr	5.75%	5/15/2018	BB+		2,360	2,458,813
Holmes Cnty FL Hosp Corp Doctors Mem Hosp	5.75%	11/1/2026	NR		6,395	6,011,620
Holmes Cnty FL Hosp Corp Doctors Mem Hosp	6.00%	11/1/2038	NR		7,115	6,496,422
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2027	NR		6,700	5,632,891
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser A	5.25%	4/1/2033	NR		2,990	2,404,438
Howard Cnty MD Ret Cmnty Vantage Hse Fac Ser B	5.25%	4/1/2037	NR		3,870	3,024,250
Huntsville-Redstone Vlg AL Spl Care Facs Fing Auth Redstone Vlg Pj	5.50%	1/1/2028	NR		4,500	4,032,720
IA Fin Auth Hlth Facs Rev Ser A Remk (AG)(b)	5.25%	8/15/2029	Aa3		3,000	3,280,965
IA Fin Auth Hlth Facs Rev Ser A Remk (AG)(b)	5.625%	8/15/2037	Aa3		7,000	7,655,585
IA Fin Auth Sr Hsg Rev Bethany Life Cmntys Pj Ser A	5.55%	11/1/2041	NR		1,000	883,450
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR		8,000	6,612,240
IL Fin Auth Rev Clare Wtr Twr Cap Apprec Ser B	Zero Coupon	5/15/2050	NR		4,800	51,600
IL Fin Auth Rev Clare Wtr Twr Ser A-2	5.20%	5/15/2015	NR		700	657,034
IL Fin Auth Rev Clare Wtr Twr Ser A-3	5.30%	5/15/2016	NR		700	641,242
IL Fin Auth Rev Clare Wtr Twr Ser A-6	6.00%	5/15/2028	NR		2,800	2,080,204
IL Fin Auth Rev Clare Wtr Twr Ser A-7	6.125%	5/15/2041	NR		3,500	2,363,445
IL Fin Auth Rev Clare Wtr Twr Ser A-10	5.125%	5/15/2018	NR		3,500	3,004,155
IL Fin Auth Rev Friendship Vlg Schaumburg	7.125%	2/15/2039	BB-	(c)	1,500	1,553,115

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
IL Fin Auth Rev Friendship Vlg Schaumburg	7.25%	2/15/2045	BB-	(c)	$3,500	$3,661,560
IL Fin Auth Rev Friendship Vlg Schaumburg Ser A	5.375%	2/15/2025	BB-	(c)	4,000	3,721,240
IL Fin Auth Rev Friendship Vlg Schaumburg Ser A	5.625%	2/15/2037	BB-	(c)	10,975	9,720,009
IL Fin Auth Rev Kewanee Hosp Pj	5.10%	8/15/2031	NR		1,150	961,688
IL Fin Auth Rev Landing at Plymouth Place Pj Ser A	6.00%	5/15/2025	NR		3,000	2,800,680
IL Fin Auth Rev Montgomery Place Pj Ser A	5.50%	5/15/2026	NR		2,400	2,210,784
IL Fin Auth Rev Rush Univ Med Ctr Oblig Grp Ser A	7.25%	11/1/2030	A-		3,000	3,500,070
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR		4,290	4,223,805
IL Fin Auth Rev Three Crowns Pk Plaza Ser A	5.875%	2/15/2038	NR		4,500	4,291,020
Iron River MI Hosp Fin Auth Iron Cnty Cmnty Hosps	6.50%	5/15/2033	NR		3,000	2,866,620
Johnson TN Hlth & Edl Facs Brd 1st Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+		2,800	2,836,820
Johnston NC Mem Hosp Auth (AGM)(FHA)(b)	5.25%	10/1/2036	AAA		7,000	7,526,400
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	5.75%	7/1/2025	BB+		8,825	8,694,919
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	6.00%	7/1/2035	BB+		4,350	4,240,162
Kent MI Hosp Fin Auth Rev Metro Hosp Pj Ser A	6.25%	7/1/2040	BB+		1,940	1,926,808
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.00%	5/15/2021	NR		1,000	1,076,970
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.00%	5/15/2029	NR		2,820	2,982,235
Kirkwood MO Indl Dev Auth Aberdeen Heights Ser A	8.25%	5/15/2039	NR		6,695	7,147,046
Kuakini HI Hlth Sys Spl Fac Ser A	6.375%	7/1/2032	BBB-		5,930	5,972,281
KY Econ Dev Fin Auth Owensboro Med Hlth Sys Ser A	6.375%	6/1/2040	Baa2		7,500	8,084,925
LA Pub Facs Auth Hosp Rev Lake Charles Mem Hosp†	6.375%	12/1/2034	NR		1,340	1,286,534

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Lexington VA Indl Dev Auth Resdl Care Fac Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR		$3,050	$2,661,125
Louisville & Jefferson Cnty KY Metro Govt Norton Hlthcare Inc(b)	5.25%	10/1/2036	A-		8,250	8,296,200
Lubbock TX Hlth Facs Dev Corp 1st Mtg Carillon Pj A	6.30%	7/1/2019	NR		4,010	4,011,684
MA Dev Fin Agy Groves Lincoln Ser A	7.50%	6/1/2029	NR		4,000	4,269,320
MA Dev Fin Agy Groves Lincoln Ser A	7.75%	6/1/2039	NR		2,000	2,144,120
MA St Hlth & Edl Facs Auth Emerson Hosp Ser E (RADIAN)	5.00%	8/15/2025	NR		6,840	6,357,438
Mesquite TX Hlth Facs Dev Corp Ret Fac Christian Care	5.50%	2/15/2025	BBB-		3,250	3,125,005
Mesquite TX Hlth Facs Dev Corp Ret Fac Christian Care	5.625%	2/15/2035	BBB-		1,650	1,566,114
MI St Hosp Fin Auth Rev Presbyterian Vlg	5.25%	11/15/2025	BB+	(c)	3,800	3,417,872
MI St Hosp Fin Auth Rev Presbyterian Vlg	5.50%	11/15/2035	BB+	(c)	1,750	1,538,565
Montgomery Cnty PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care	6.125%	2/1/2028	NR		3,900	3,600,441
Montgomery Cnty PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care	6.25%	2/1/2035	NR		4,510	4,039,787
NC Med Care Commn(d)	5.875%	1/1/2031	NR		1,365	1,360,864
NC Med Care Commn(d)	6.00%	1/1/2039	NR		1,520	1,515,729
NH Hlth & Ed Facs Auth Havenwood Heritage Heights A	5.35%	1/1/2026	NR		2,415	2,310,503
NH Hlth & Ed Facs Auth Havenwood Heritage Heights A	5.40%	1/1/2030	NR		2,250	2,092,073
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR		1,250	1,105,125
NJ Econ Dev Auth First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR		3,155	2,670,077
NJ Hlthcare Facs Fing Auth Holy Name Hosp	5.25%	7/1/2030	Baa2		11,635	11,313,641
NJ Hlthcare Facs Fing Auth St. Joseph’s Hlthcare Sys	6.625%	7/1/2038	BBB-		9,000	9,496,800
NM St Hosp Equip Ln Council Presbyterian Hlthcare(b)	5.00%	8/1/2039	AA-		9,100	9,454,309
North Cent TX Hlth Fac Dev Corp Children’s Med Ctr Dallas Pj(b)	5.75%	8/15/2039	Aa3		10,000	10,926,750
NY St Dorm Auth Rev Non St Supp Debt Orange Regl Med Ctr	6.125%	12/1/2029	Ba1		4,250	4,394,117

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
OH St Hosp Fac Rev Cleveland Clinic Hlth B(b)	5.50%	1/1/2034	Aa2	$13,500	$14,733,698
Oklahoma Cnty OK Fin Auth Rev Ret Fac Concordia Ser A	6.00%	11/15/2038	NR	1,500	1,405,425
Orange Cnty FL Hlth Facs Auth 1st Mtg Orlando Lutheran Tower	5.50%	7/1/2038	NR	5,050	4,480,865
Orange Cnty FL Hlth Facs Auth Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	1,068,661
Orange Cnty FL Hlth Facs Auth Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	2,920	2,757,473
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser A	5.00%	7/1/2034	BBB	7,275	6,452,197
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser B	5.50%	7/1/2026	BBB	3,000	2,937,900
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hosp Sys Ser A	6.625%	11/15/2023	BBB	5,000	5,003,400
RI St Hlth & Edl Bldg Corp Hosp Fing St. Joseph Hlth Svcs	5.50%	10/1/2029	Ba3	15,270	12,827,411
Rochester MN Hlthcare Samaritan Bethany Ser A	6.875%	12/1/2029	NR	1,945	2,070,394
Rochester MN Hlthcare Samaritan Bethany Ser A	7.375%	12/1/2041	NR	6,000	6,374,280
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	2,565	2,218,007
Sarasota Cnty FL Hlth Facs Auth Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	6,435	5,441,243
Sayre OK Mem Hosp Auth	6.00%	7/1/2037	NR	4,000	3,408,360
SC Jobs Econ Dev Auth First Mtg Wesley Commons	5.125%	10/1/2026	NR	1,400	1,200,374
SC Jobs Econ Dev Auth Hampton Regl Med	5.25%	11/1/2028	NR	12,000	10,722,720
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	249,548
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	246,498
St. Joseph Cnty IN Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	447,564
St. Paul MN Hsg & Redev Auth Hltheast Pj	6.00%	11/15/2030	BB+	9,090	9,116,997
St. Paul MN Port Auth Lease Rev Healtheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,513,996

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Health Care (continued)
Sullivan Cnty TN Hlth Edl & Hsg Facs Brd Wellmont Hlth Sys Pj Ser C	5.25%	9/1/2036	BBB+	$9,080	$8,743,768
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	5.375%	8/1/2015	NR	2,330	2,350,970
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2025	NR	3,000	2,780,340
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2035	NR	3,000	2,632,860
Tulsa Cnty OK Indl Auth Sr Montereau Inc Pj Ser A	6.875%	11/1/2023	NR	1,300	1,333,878
Tulsa Cnty OK Indl Auth Sr Montereau Inc Pj Ser A	7.125%	11/1/2030	NR	2,000	2,092,260
Tulsa Cnty OK Indl Auth Sr Montereau Inc Pj Ser A	7.25%	11/1/2045	NR	3,500	3,606,750
Upper IL River Vly Dev Auth Pleasant View Luther Home	7.25%	11/15/2040	NR	1,200	1,195,500
Upper IL River Vly Dev Auth Pleasant View Luther Home	7.375%	11/15/2045	NR	1,550	1,554,743
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.70%	9/1/2037	NR	9,250	8,821,910
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	2,000	1,910,080
Western IL Econ Dev Auth Carthage Mem Hosp Pj Ser B	7.00%	6/1/2033	NR	2,890	2,946,442
Westmoreland Cnty PA Indl Dev Auth Ret Cmnty Redstone Ser A	5.75%	1/1/2026	NR	900	808,722
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2030	Aa1	1,170	1,227,078
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp	5.00%	11/15/2030	Aa1	5	5,246
WI St Hlth & Edl Facs Ascension Hlth Sr Ctr Grp(b)	5.00%	11/15/2033	Aa1	7,000	7,325,010
WI St Hlth & Edl Facs Auth Aurora Hlthcare Inc Ser A	5.625%	4/15/2039	A3	5,000	5,249,950
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser A	7.25%	9/15/2029	NR	1,000	1,064,860
WI St Hlth & Edl Facs Auth St. John’s Cmntys Inc Ser A	7.625%	9/15/2039	NR	2,000	2,159,140
WI St Hlth & Edl Facs Auth Wheaton Hlthcare Ser B	5.125%	8/15/2030	BBB+	21,150	20,545,533

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Wilson Cnty KS Hosp Rev	5.60%	9/1/2036	NR		$3,530	$3,023,057
WV St Hosp Fin Auth Thomas Hlth Sys	6.50%	10/1/2028	NR		7,425	7,549,591

Total						597,118,298

Housing 3.03%
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.375%	12/1/2029	B3		3,280	2,584,673
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.45%	12/1/2019	B3		1,460	1,304,408
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%	1/1/2036	BBB-	(c)	10,700	9,894,397
Harrisonburg VA Redev & Hsg Auth Multi Fam Hsg Brooke Ridge Apts Pj Ser E AMT	6.475%	12/1/2038	NR		12,100	10,068,410
LA Hsg Fin Agy Multi Fam Hsg La Chateau Ser A	6.875%	9/1/2029	A-		1,805	1,858,662
LA Hsg Fin Agy Multi Fam Hsg Ser B	8.00%	9/1/2039	BBB-		3,470	3,667,547
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR		5,100	3,700,866
LA St Gas & Fuels Tax Rev Ser A (NPFGC)(FGIC)(b)	5.00%	5/1/2041	Aa1		13,500	14,059,508
Metro Govt Nashville & Davidson Cnty TN Hlth & Edl Facs Brd Multi Fam Hsg Prestige A(i)	7.50%	12/20/2040	NR		3,930	2,428,897
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR		2,790	503,344
MuniMae TE Bd Subs LLC†(j)	5.30%	11/29/2049	Baa2		2,000	1,440,060
MuniMae TE Bd Subs LLC†(j)	5.90%	11/29/2049	Ba1		2,000	1,100,020
St. Paul MN Hsg & Redev Auth Carondelet Vlg Pj A	6.00%	8/1/2035	NR		4,000	4,050,880
St. Paul MN Hsg & Redev Auth Carondelet Vlg Pj A	6.00%	8/1/2042	NR		4,615	4,640,152
Stillwater MN Multi Fam Rev Hsg Orleans Homes LP Pj AMT	5.50%	2/1/2042	NR		500	426,355

Total						61,728,179

Lease Obligations 2.06%
CA St Pub Wrks Brd Regents Univ Ser E(b)	5.00%	4/1/2034	Aa2		7,495	7,830,062
Charlotte NC COP Ser E(b)	5.00%	6/1/2034	AA+		3,000	3,180,735
Charlotte NC COP Ser E(b)	5.00%	6/1/2039	AA+		8,500	9,012,083

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Lease Obligations (continued)
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.00%	12/1/2035	BBB-		$3,300	$2,988,975
Jurupa CA Pub Fing Auth Rev Sub Lien Ser B	6.125%	9/1/2040	NR		2,575	2,592,175
McLennan Cnty TX Pub Fac Corp	6.625%	6/1/2035	AA-		5,000	5,515,950
Philadelphia PA Muni Auth Rev Lease	6.10%	4/1/2024	A1		1,780	1,951,467
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	A1		2,000	2,175,360
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser P GTD	6.50%	7/1/2030	A3		6,000	6,752,460

Total						41,999,267

Other Revenue 12.61%
AK Indl Dev & Export Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A(i)	6.15%	8/1/2031	NR		3,285	1,314,000
AL St Indl Dev Auth Solid Wst Pine City Fiber Co Rmkt AMT	6.45%	12/1/2023	B		8,000	7,920,240
Austin TX Convtn Entrprse Inc 2nd Tier Ser B†	5.75%	1/1/2034	BB		2,750	2,624,407
Baker FL Correctional Dev Corp 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR		8,300	5,843,034
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.00%	9/1/2032	Baa3		2,000	1,875,900
Baltimore MD Cnvtn Ctr Sr Ser A (XLCA)	5.25%	9/1/2039	Baa3		2,975	2,855,345
Baltimore MD Cnvtn Ctr Sub Ser B	5.875%	9/1/2039	Ba1		10,845	10,732,646
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	6.75%	8/1/2028	NR		3,450	3,464,076
Baytown Twp MN Rev St. Croix Prep Academy Pj Ser A	7.00%	8/1/2038	NR		3,000	3,066,510
Beauregard Parish LA Rev Boise Cascade Corp Pj	6.80%	2/1/2027	B2		6,250	6,360,687
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+	(c)	1,250	1,216,550
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR		2,340	1,914,869
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR		1,500	1,178,040
CA Statewide Cmntys Dev Auth Windrush Sch	5.50%	7/1/2037	NR		7,225	6,128,678
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR		4,130	3,634,483
Chester Cnty PA Indl Dev Auth Renaissance Academy Pj A	5.625%	10/1/2015	NR		1,870	1,812,011

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
CO Edl & Cultural Facs Auth Charter Sch Cmnty Leadership	6.50%	7/1/2038	NR		$1,065	$1,051,389
CO Edl & Cultural Facs Auth New Vision Charter Pj Sch†	6.75%	4/1/2040	NR		930	894,428
Conner Creek Academy East MI Pub Sch	5.25%	11/1/2036	BB+		1,000	770,020
Denver CO Convtn Ctr Hotel Auth Sr (XLCA)	5.125%	12/1/2026	BBB-		3,390	3,279,452
Detroit MI Cmnty High Sch Pub Sch Academy	5.65%	11/1/2025	BB+		1,000	892,550
Detroit MI Cmnty High Sch Pub Sch Academy	5.75%	11/1/2030	BB+		1,255	1,098,125
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR		1,640	1,181,079
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-		2,000	1,644,940
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.125%	5/15/2037	BB-		1,855	1,562,671
Gainesville GA Redev Auth Edl Riverside Military Academy	5.125%	3/1/2037	BBB-	(c)	5,500	3,968,030
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR		1,795	1,608,033
IAH TX Pub Fac Corp Pj Rev	6.00%	5/1/2016	NR		850	822,273
IAH TX Pub Fac Corp Pj Rev	6.00%	5/1/2021	NR		2,000	1,820,200
IAH TX Pub Fac Corp Pj Rev	6.125%	5/1/2026	NR		1,635	1,452,321
International Falls MN Pollutn Ctrl Boise Cascade Corp Pj	5.65%	12/1/2022	B		1,085	1,047,926
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.125%	8/1/2026	NR		1,550	1,544,405
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.25%	8/1/2036	NR		2,815	2,663,384
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR		6,570	5,729,303
LA Loc Govt Envr Facs & Cmnty Dev Auth Westlake Chem Corp Ser A Rmkt	6.50%	8/1/2029	BB+		6,500	6,861,335
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.25%	2/15/2026	NR		1,000	926,440
La Vernia TX Higher Ed Fin Corp Amigos Por Vida Friends Life	6.375%	2/15/2037	NR		1,220	1,117,788
La Vernia TX Higher Ed Fin Corp Ser A	7.125%	2/15/2038	BBB		6,515	6,996,719
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.375%	6/15/2037	BB		3,500	2,953,265
Lombard IL Pub Facs Corp 1st Tier Ser A-1	7.125%	1/1/2036	NR		8,500	7,571,800

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Madison Cnty FL Rev 1st Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	$1,130	$1,053,092
Maverick Cnty TX Pub Fac Corp Ser A-1	6.25%	2/1/2024	NR	4,730	4,295,833
Maverick Cnty TX Pub Fac Corp Ser A-1	6.375%	2/1/2029	NR	1,560	1,386,512
MD St Econ Dev Corp CNX Marine Terminals Inc	5.75%	9/1/2025	BB	1,500	1,551,420
MD St Econ Dev Corp Sr Lien Pj Chesapeake Bay Ser A	5.00%	12/1/2031	NR	12,200	9,349,348
MD St Econ Dev Corp Sr Lien Pj Chesapeake Bay Ser B	5.25%	12/1/2031	NR	1,000	764,820
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.25%	7/1/2018	NR	250	111,975
MD St Hlth & Higher Edl Facs Auth Washington Christian Academy	5.50%	7/1/2038	NR	2,300	1,021,016
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy Pj†	6.50%	9/1/2037	BBB-	5,000	5,023,050
MI Pub Edl Facs Auth Rev Ltd Oblig Crescent	7.00%	10/1/2036	NR	733	694,051
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	3,390	2,961,199
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	3,472,322
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	5,755	1,036,476
Milwaukee WI Redev Auth Academy of Learning Ser A	5.65%	8/1/2037	NR	3,340	2,728,446
Mohave Cnty AZ Indl Dev Auth Mohave Prison LLC Expansion Pj	8.00%	5/1/2025	BBB+	10,250	11,928,847
NJ Econ Dev Auth Cigarette Tax	5.625%	6/15/2019	BBB	4,150	4,150,913
NY Liberty Dev Corp 2nd Priority Bk Amer	6.375%	7/15/2049	BBB-	5,000	5,362,900
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR	1,925	1,769,730
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2023	NR	1,350	1,182,668
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR	1,900	1,584,429
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A(i)	6.75%	7/1/2022	NR	1,460	657,000
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A(i)	7.00%	7/1/2036	NR	5,000	2,250,000
Palm Beach Cnty FL Rev G Star Sch of Arts Ser A	6.75%	5/15/2035	BB	2,455	2,325,523

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Other Revenue (continued)
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.50%	7/1/2026	BBB	(c)	$5,000	$4,841,050
Pima Cnty AZ Indl Dev Auth Amer Charter Schs Fndtn Ser A	5.625%	7/1/2038	BBB	(c)	11,410	10,983,038
Pima Cnty AZ Indl Dev Auth Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB		10,000	8,806,900
Pima Cnty AZ Indl Dev Auth Paradise Ed Ctr Pj	5.875%	6/1/2022	BBB-		250	248,748
Pima Cnty AZ Indl Dev Auth Paradise Ed Ctr Pj	6.00%	6/1/2036	BBB-		1,800	1,709,658
Plymouth MI Edl Ctr Charter Sch	5.375%	11/1/2030	BBB-		1,500	1,313,730
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR		3,935	3,205,490
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B+		2,495	2,555,803
San Antonio TX Convtn Hotel Fin Corp Empowerment Zone Ser A AMT (AMBAC)	5.00%	7/15/2039	BBB		5,000	4,526,950
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR		1,000	989,650
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR		1,200	1,133,784
Selma AL Indl Dev Brd Gulf Opportunity Zone Intl Paper	5.80%	5/1/2034	BBB		2,500	2,666,250
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.55%	11/15/2021	NR		1,095	1,033,341
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.55%	11/15/2026	NR		800	720,304
Spanish Fork UT Charter Sch Rev Amer Leadership Academy†	5.70%	11/15/2036	NR		1,750	1,512,350
Star Intl Academy MI COP	6.125%	3/1/2037	BBB		1,445	1,347,694
Summit Academy MI Pub Sch	6.375%	11/1/2035	BB+		3,795	3,462,254
Sweetwater Cnty WY Solid Wst Disp FMC Corp Pj AMT	5.60%	12/1/2035	BBB+		3,500	3,549,385
Two Rivers MT Auth Inc Pj Sr Lien(i)	7.375%	11/1/2027	NR		2,615	470,700
TX St Pub Fin Auth Charter Sch Ed Cosmos Fndtn Ser A	5.375%	2/15/2037	BBB		2,870	2,735,827
TX St Pub Fin Auth Kipp Inc Ed Ser A (ACA)	5.00%	2/15/2036	BBB		4,850	4,488,966
UT St Charter Sch Fin Auth Noah Webster Academy Ser A	6.50%	6/15/2038	NR		500	434,165

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue (continued)
Utah Cnty UT Charter Sch Rev Lakeview Academy Ser A	5.625%	7/15/2037	NR	$1,000	$844,080
Utah Cnty UT Charter Sch Rev Lakeview Academy Ser A†	5.875%	6/15/2037	NR	1,750	1,504,003
West Vly City UT Charter Sch Monticello Academy†	6.375%	6/1/2037	NR	4,140	3,805,654

Total					256,950,696

Special Tax 7.42%
Allegheny Cnty PA Redev Auth Pittsburgh Mills Pj	5.60%	7/1/2023	NR	500	464,225
Altoona IA Tax Alloc Annual Appropriation	5.75%	6/1/2031	BBB+	1,000	1,063,480
Amelia Walk Cmnty Dev Dist FL Ser A	5.50%	5/1/2037	NR	980	590,450
Anaheim CA Cmnty Facs Dist No 08-1 Platinum Triangle	6.25%	9/1/2040	NR	3,200	3,225,600
Anne Arundel Cnty MD Spl Oblig National Business Pk North Pj	5.625%	7/1/2025	NR	1,000	1,017,530
Anne Arundel Cnty MD Spl Oblig National Business Pk North Pj	6.10%	7/1/2040	NR	2,250	2,291,063
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 1	5.50%	5/1/2036	NR	2,780	1,414,992
Arborwood Cmnty Dev Dist FL Master Infrastr Pjs Ser A	5.35%	5/1/2036	NR	6,665	4,066,983
Atlanta GA Tax Alloc Beltline Pj Ser B	7.375%	1/1/2031	NR	1,310	1,370,155
Atlanta GA Tax Alloc Beltline Pj Ser B Rmkt	7.375%	1/1/2031	NR	4,000	4,209,560
Atlanta GA Tax Alloc Eastside Pj Ser A AMT	5.625%	1/1/2016	A-	1,135	1,207,776
Atlanta GA Tax Alloc Princeton Lakes Pj	5.50%	1/1/2031	NR	1,045	951,117
Aurora IL Tax Incr Rev East River Area No 6 Ser A	6.75%	12/30/2027	NR	1,650	1,677,869
Aurora IL Tax Incr Rev River City No 3 Ser B	6.50%	12/30/2023	NR	3,000	3,045,420
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR	7,000	7,256,830
Branson MO Indl Dev Auth Tax Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	5,221,628
Cap Reg Cmnty Dev Dist FL Cap Impt Ser A	7.00%	5/1/2039	NR	4,570	4,569,909
Crosscreek Cmnty Dev Dist FL Ser A	5.60%	5/1/2039	NR	1,730	631,069

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax (continued)
Dardenne Twn Square Transn Dev Dist MO Ser A	5.00%	5/1/2036	NR	$3,110	$1,547,816
Durbin Crossing Cmnty Dev Dist FL Ser A	5.50%	5/1/2037	NR	5,800	4,232,376
FL Cypress Creek Hillsborough Cnty Cmnty Dev Dist	5.35%	5/1/2037	NR	6,700	3,353,484
Frederick Cnty MD Urbana Cmnty Dev Auth Ser B	5.50%	7/1/2040	NR	7,500	7,555,575
Grandview MO Indl Dev Auth Tax Inc Grandview Crossing Pj 1	5.75%	12/1/2028	NR	1,000	390,000
Henderson NV Loc Impt Dists No T18	5.25%	9/1/2026	NR	8,145	4,043,015
Henderson NV Loc Impt Dists No T18	5.30%	9/1/2035	NR	2,500	1,229,100
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.00%	5/1/2039	NR	11,325	9,178,799
Houston Cnty AL Cooperative Dist Rev Country Crossing Pj	10.50%	5/27/2011	NR	3,800	3,792,286
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	3,649,798
Inglewood CA Redev Agy Tax Alloc Sub Lien Ser A-1 (AMBAC)	5.00%	5/1/2033	BBB+	12,000	10,566,480
Lancaster CA Redev Agy Tax Alloc Comb Redev Pj Areas	6.875%	8/1/2034	A	1,000	1,130,820
Lancaster CA Redev Agy Tax Alloc Comb Redev Pj Areas	6.875%	8/1/2039	A	1,000	1,117,970
Magnolia FL West Cmnty Dev Dist	5.35%	5/1/2037	NR	3,830	2,428,833
Mariposa NM East Pub Impt Dist	5.75%	9/1/2021	NR	350	306,789
Mariposa NM East Pub Impt Dist	6.00%	9/1/2032	NR	1,000	802,500
Mediterranea Cmnty Dev Dist FL Spl Assmnt Ser A	5.60%	5/1/2037	NR	1,435	645,750
Mesquite NV Redev Agy Tax Alloc	7.125%	6/1/2021	A-	1,000	1,046,320
Mesquite NV Redev Agy Tax Alloc	7.375%	6/1/2024	A-	1,655	1,734,589
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	5,454	3,909,154
Norco CA Redev Agy Tax Alloc Redev Pj Area No 1	5.875%	3/1/2032	A	2,000	2,051,420
Orange CA Cmnty Facs Dist No 06-1 Del Rio Pub Imports	6.00%	10/1/2040	NR	3,000	3,040,440
Orange Grove LA Cmnty Dev Dist	5.30%	11/1/2021	NR	1,760	1,315,371
Panther Trace II FL Cmnty Dev Dist Spl Assmnt Ser A	5.60%	5/1/2035	NR	1,730	1,458,338

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Special Tax (continued)
Riverside Cnty CA Pub Fing Auth Jurupa Vy Desert & Inst 215 (NPFGC)	4.75%	10/1/2035	A	$9,000	$7,835,850
Riverside Cnty CA Redev Agy Interstate 215 Corridor Ser E	6.00%	10/1/2025	A-	1,500	1,568,775
Riverside Cnty CA Redev Agy Interstate 215 Corridor Ser E	6.50%	10/1/2040	A-	2,000	2,117,440
Shingle Creek FL Cmnty Dev Dist(i)	6.10%	5/1/2025	NR	4,990	1,983,525
Sparks NV Loc Impt Dist Ltd Oblig Dist No 3	6.75%	9/1/2027	NR	1,000	983,120
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,485	1,312,874
Tern Bay Cmnty Dev Dist FL Ser A(i)	5.375%	5/1/2037	NR	13,145	4,206,400
Tracy CA Cmnty Facs Dist No 1 NEI Phase II	5.70%	9/1/2026	NR	920	873,834
Vlg Cmnty Dev FL Dist No 8 Phase II	6.125%	5/1/2039	NR	5,735	5,908,369
Vlg Cmnty Dev FL Dist No 8 Phase III	6.125%	5/1/2040	NR	2,000	2,060,460
Westside CA Union Sch Dist Cmnty Facs Dist No 2005-3	5.00%	9/1/2036	NR	2,860	2,365,906
Whispering Spring LA Dev Dist Spl Assmnt	5.20%	10/1/2021	NR	2,290	1,633,434
Whiting IN Redev Dist Standard Ave Pj	5.35%	1/15/2027	NR	3,860	3,552,281

Total					151,204,947

Tax Revenue 4.06%
Cooperative Dist of Fort Spanish AL Rev Pub Impt	9.00%	2/1/2029	NR	3,430	4,001,026
Metro Atlanta GA Rapid Transit Auth 3rd Ser(b)	5.00%	7/1/2039	AA+	18,000	19,352,700
NJ Econ Dev Auth Cigarette Tax	5.50%	6/15/2024	BBB	7,185	7,188,952
NJ Econ Dev Auth Cigarette Tax	5.75%	6/15/2029	BBB	9,115	9,072,798
NY St Urban Dev Corp Rev St Pers Income Tax Ser A-1(b)	5.00%	12/15/2028	AAA	6,000	6,726,840
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	1,000	780,970
Sparks NV Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.75%	6/15/2028	Ba3	17,000	16,570,240
Uptown TX Dev Auth Infrastr Impt Facs	5.50%	9/1/2029	BBB+	1,000	1,030,390
UT Transit Auth Sales Tax Rev Ser A(b)	5.00%	6/15/2028	AAA	16,237	18,081,035

Total					82,804,951

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Tobacco 4.00%
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB		$4,190	$3,385,227
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB		14,195	10,404,935
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	6.50%	6/1/2047	BBB		1,800	1,446,192
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB		29,995	20,536,976
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A-1	5.75%	6/1/2047	BBB		12,280	9,304,679
Inland Empire Tob Securitization Auth CA Ser A	4.625%	6/1/2021	BB	(c)	5,835	4,782,833
Inland Empire Tob Securitization Auth CA Ser A	5.00%	6/1/2021	BB	(c)	2,865	2,427,887
MI Tob Sttlmnt Fin Auth Sr Ser A	5.25%	6/1/2022	BBB		5,000	4,648,700
MI Tob Sttlmnt Fin Auth Sr Ser A	6.00%	6/1/2048	BBB		5,000	3,852,300
NJ Tob Sttlmnt Fing Corp Ser 1A	5.00%	6/1/2041	BBB		18,220	12,618,261
VA Tob Sttlmnt Fing Corp Sr Ser B1	5.00%	6/1/2047	BBB		12,000	8,170,800

Total						81,578,790

Transportation 11.71%
Augusta GA Arpt Rev Gen Arpt Passenger B AMT	5.35%	1/1/2028	Baa2		350	344,169
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa2		2,410	2,343,605
Bay Area Toll Auth CA San Francisco Bay Area F-1(b)	5.00%	4/1/2034	AA		12,000	12,817,500
Chicago IL O’Hare Intl Arpt Delta Airlines Inc Term	6.45%	5/1/2018	NR		2,345	2,342,069
Clark Cnty NV Passenger Fac Las Vegas McCarran Intl Arpt Ser A (AGM)(b)	5.25%	7/1/2039	AAA		11,500	11,868,288
Clayton Cnty GA Dev Auth Delta Airlines Ser B AMT	9.00%	6/1/2035	CCC+		7,640	8,287,337
Cleveland OH Arpt Spl Rev Continental Airlines Inc Pj AMT	5.375%	9/15/2027	B3		12,485	10,869,316
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Sub Ser 2 Rmkt AMT	9.00%	5/1/2029	CCC+		7,500	7,863,225
Dallas-Fort Worth TX Intl Arpt Facs Impt Corp Sub Ser 3 Rmkt AMT	9.125%	5/1/2029	CCC+		16,500	17,237,220
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier(i)	7.25%	1/1/2023	NR		5,000	25,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier(i)	7.375%	1/1/2030	NR	$5,000	$25,000
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser A (NPFGC)	Zero Coupon	9/1/2034	A	5,885	1,367,203
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2031	A	25,000	7,046,750
E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B (NPFGC)	Zero Coupon	9/1/2037	A	9,925	1,904,905
Foothill Eastern Transn Corridor Agy CA	5.75%	1/15/2040	BBB-	2,030	1,982,051
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2030	BBB-	35,000	9,204,300
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2033	BBB-	5,000	1,061,250
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2034	BBB-	25,535	4,898,890
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2035	BBB-	3,445	611,350
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2037	BBB-	4,985	759,465
Foothill Eastern Transn Corridor Agy CA Cap Apprec	Zero Coupon	1/15/2038	BBB-	1,000	140,710
Foothill Eastern Transn Corridor Agy CA Cap Apprec	5.875%	1/15/2026	BBB-	2,000	2,064,240
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	5,060	4,942,760
Greater Orlando FL Aviation Auth Spl Purp JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	4,877,000
MA St Port Auth Spl Delta Airlines Inc Pj Ser A AMT (AMBAC)	5.50%	1/1/2016	NR	1,830	1,792,723
MA St Port Auth Spl Delta Airlines Inc Pj Ser A AMT (AMBAC)	5.50%	1/1/2022	NR	10,000	9,240,100
Metro WA DC Arpts Auth Ser A AMT(b)	5.00%	10/1/2022	AA-	3,250	3,482,992
Metro WA DC Arpts Auth Ser A AMT(b)	5.25%	10/1/2027	AA-	4,540	4,865,473
Metro WA DC Arpts Auth Ser A AMT(b)	5.375%	10/1/2028	AA-	2,500	2,679,225
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	2,760	2,809,183

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Transportation (continued)
North TX Twy Auth Rev 1st Tier Ser A	6.00%	1/1/2028	A2	$5,000	$5,661,900
North TX Twy Auth Rev 1st Tier Ser A	6.25%	1/1/2039	A2	5,000	5,534,750
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%	1/1/2038	A3	3,500	3,701,005
PA Econ Dev Fing Auth US Airways Grp Ser B	8.00%	5/1/2029	CCC+	2,500	2,613,575
Phoenix AZ Civic Impt Corp Sr Lien Ser A(b)	5.00%	7/1/2038	AA-	16,400	16,994,828
Phoenix AZ Indl Dev Auth Amer West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa3	1,955	1,665,484
Phoenix AZ Indl Dev Auth Amer West Airlines Inc Pj AMT	6.30%	4/1/2023	Caa3	3,685	3,144,079
Port Auth NY & NJ Cons 160th(b)	4.00%	9/15/2031	AA-	25,000	25,305,250
Santa Rosa FL Bay Bridge Auth Rev	6.25%	7/1/2028	CC	4,860	2,443,316
Santa Rosa FL Bay Bridge Auth Rev Cap Apprec	Zero Coupon	7/1/2017	CC	2,800	983,388
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A-1	6.25%	7/1/2029	A	4,025	4,365,435
St. Paul MN Port Auth Lease Rev Healtheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	982,280
Susquehanna Area PA Regl Arpt Auth Ser A AMT	6.50%	1/1/2038	Baa3	7,835	7,964,904
TX Private Activity Bd Surface Transn Corp Sr Lien Infrastr	7.00%	6/30/2040	Baa3	5,000	5,460,450
TX Private Activity Bd Surface Transn Corp Sr Lien Nt Mobility	6.875%	12/31/2039	Baa2	8,500	9,246,895
TX Private Activity Bd Surface Transn Corp Sr Lien Nt Mobility	7.50%	12/31/2031	Baa2	2,500	2,877,650

Total					238,698,488

Utilities 11.71%
Adelanto CA Pub Util Auth Util Sys Pj Ser A	6.625%	7/1/2031	NR	11,000	11,683,650
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2028	A1	3,000	3,450,180
Atlanta GA Wtr & Wst Wtr Rev Ser A	6.00%	11/1/2029	A1	4,500	5,149,485
AZ Salt River Pj Agric Impt & Pwr Dist Ser A(b)	5.00%	1/1/2032	Aa1	17,700	19,386,102
Brazos River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC	2,465	2,342,465
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj AMT	5.00%	3/1/2041	CCC	6,000	2,402,220

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Utilities (continued)
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj Ser A AMT	6.75%	4/1/2038	CCC	$1,790	$1,384,923
Brazos River Auth TX Pollutn Ctrl TXU Enrg Co LLC Pj Ser B AMT	6.30%	7/1/2032	CCC	2,000	881,140
Chula Vista CA Rev San Diego Gas Ser E Rmkt	5.875%	1/1/2034	Aa3	2,125	2,462,833
Clark Cnty NV Indl Dev Rev Pwr Co Pj Ser C	5.50%	10/1/2030	BB+	4,215	4,215,295
CT St Dev Auth Solid Wst Disp PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	2,250	2,267,325
Detroit MI Wtr Supply Sys 2nd Lien Ser B Rmkt (AGM)	7.00%	7/1/2036	AAA	4,535	5,303,410
FL Muni Pwr Agy Rev Pwr Ser A	6.25%	10/1/2031	A1	2,000	2,351,820
HI St Dept Bdgt & Fin Hawaiian Elec Co & Subs	6.50%	7/1/2039	Baa1	4,400	4,961,880
IA Fin Auth Child Svcs	5.55%	6/1/2036	NR	5,960	4,954,548
IN Muni Pwr Agy Ser B	5.75%	1/1/2034	A+	2,000	2,129,600
Lathrop CA Fing Auth Rev Wtr Supply Pj	5.90%	6/1/2027	NR	4,440	4,500,695
Lathrop CA Fing Auth Rev Wtr Supply Pj	6.00%	6/1/2035	NR	5,140	5,192,377
Little River Cnty AR Rev GA Pacific Corp Pj AMT	5.60%	10/1/2026	Ba3	1,345	1,295,517
MSR Enrg Auth CA Ser C	6.50%	11/1/2039	A	6,250	7,355,500
MSR Enrg Auth CA Ser C	7.00%	11/1/2034	A	12,370	15,210,647
Maricopa Cnty AZ Pollutn Ctrl Corp El Paso Elec Co Pj Ser A	7.25%	2/1/2040	BBB	3,500	4,084,920
Moraine OH Solid Wst Disp Gen Motors Corp Pj AMT(i)	6.75%	7/1/2014	NR	525	168,000
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.00%	6/15/2029	AA+	11,000	12,127,610
New York City NY Muni Wtr Fin Auth Ser CC(b)	5.125%	6/15/2030	AA+	1,000	1,102,509
Niagara Cnty NY Indl Dev Agy Ser B AMT	5.55%	11/15/2024	Baa2	750	771,555
OH St Air Quality Dev Auth OH Vly Elec Corp Ser E	5.625%	10/1/2019	BBB-	12,550	13,739,740
OH St Pollutn Ctrl Rev Gen Motors Corp Pj(i)	5.625%	3/1/2015	NR	2,965	948,800
Owen Cnty KY Wtrwks Sys Rev Amer Wtr Co Ser B	5.625%	9/1/2039	BBB+	2,500	2,642,350
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	6.25%	1/1/2032	Baa3	1,500	1,634,925

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)		Value
Utilities (continued)
Padre Dam CA Muni Wtr Dist Pj Ser A(b)	5.25%	10/1/2034	AA-		$11,600		$12,332,830
Phoenix AZ Civic Impt Corp Jr Lien Ser A(b)	5.00%	7/1/2039	AAA		8,750		9,330,300
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	5.60%	12/1/2022	NR		2,000		1,877,300
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	5.75%	12/1/2032	NR		5,000		4,623,000
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR		7,000		7,147,210
Pima Cnty AZ Indl Dev Auth Global Wtr Res LLC Pj AMT	7.50%	12/1/2038	NR		2,235		2,390,511
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2038	BBB+		1,150		1,195,701
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A	5.50%	5/1/2022	CCC		1,620		1,575,823
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser A AMT	6.45%	6/1/2021	CCC		2,000		1,000,420
Sabine River Auth TX Pollutn Ctrl TXU Elec Co Pj Ser B AMT	5.75%	5/1/2030	CCC		6,040		5,753,100
Salt Verde AZ Financial Corp Gas Rev Sr	5.00%	12/1/2037	A		2,500		2,389,050
San Antonio TX Elec & Gas Ser A(b)	5.25%	2/1/2029	AA		19,375		21,845,600
San Antonio TX Elec & Gas Ser A(b)	5.25%	2/1/2031	AA		6,270		7,069,518
TN Enrg Acq Corp Jr Ser B	5.625%	9/1/2026	BBB	(c)	4,781		4,808,204
TN Enrg Acq Corp Ser A	5.25%	9/1/2026	BB+		6,775		6,996,610
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR		1,500		1,499,880
Western Generation Agy OR Wauna Cogeneration Pj Sub Lien C	5.00%	1/1/2021	NR		635		607,466

Total							238,544,544

Total Municipal Bonds (cost $2,219,887,604)							2,195,722,350

					Shares (000)
SHORT-TERM INVESTMENTS 0.52%

Money Market Mutual Funds 0.00%
Dreyfus Municipal Cash Management Plus					-	(e)	611
SSgA Tax Free Money Market Fund					3		2,890

Total Money Market Mutual Funds (cost $3,501)							3,501

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2010

Investments	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Variable Rate Demand Notes 0.52%

Corporate-Backed 0.06%
St. Paul MN Hsg & Redev Auth MN Pub Radio Pj	2.50%	10/1/2010	5/1/2022	A1	$1,320	$1,320,000

Education 0.23%
Dist of Columbia Rev The Amer Univ	0.32%	10/1/2010	10/1/2038	Aa3	4,600	4,600,000

Lease Obligations 0.23%
Clarksville TN Pub Bldg Auth Rev Fing TN Bd Fd	0.32%	10/1/2010	11/1/2035	Aa3	4,695	4,695,000

Total Variable Rate Demand Notes (cost $10,615,000)						10,615,000

Total Short-Term Investments (cost $10,618,501)						10,618,501

Total Investments in Securities 108.28% (cost $2,230,506,105)						2,206,340,851

Liabilities in Excess of Cash and Other Assets(g) (8.28%)						(168,724,354)

Net Assets 100.00%						$2,037,616,497

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	2,212	Short	$(295,785,875)	$857,047
Ultra Long U.S. Treasury Bond	December 2010	261	Short	(36,874,406)	498,147

Totals				$(332,660,281)	$1,355,194

See Notes to Financial Statements.

Schedule of Investments

PENNSYLVANIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 98.25%

Corporate-Backed 1.12%
Allegheny Cnty PA Indl Dev Auth Envr Impt	6.875%	5/1/2030	BB	$1,000	$1,093,390

Education 24.55%
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%	3/1/2028	A2	1,515	1,617,232
Allegheny Cnty PA Higher Ed Bldg Auth Duquesne Univ	5.00%	3/1/2033	A2	1,000	1,036,250
Allegheny Cnty PA Higher Ed Bldg Auth Robert Morris Univ Ser A	5.50%	10/15/2030	Baa3	1,000	1,028,710
Delaware Cnty PA Auth Univ Rev Villanova Univ	5.00%	12/1/2027	A1	1,000	1,093,630
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	929,420
Montgomery Cnty PA Higher Ed & Hlth Auth Arcadia Univ	5.25%	4/1/2030	BBB+	1,530	1,589,073
New Wilmington PA Muni Auth Rev Westminster College Pj GG4 (RADIAN)	5.125%	5/1/2033	NR	1,000	956,790
PA St Higher Edl Facs Auth Assoc Indpt Colleges & Univ FF2 (RADIAN)	5.00%	12/15/2024	BBB+	1,580	1,626,958
PA St Higher Edl Facs Auth Assoc Indpt Colleges & Univ GG5 (RADIAN)	5.125%	5/1/2032	BBB-	1,020	981,954
PA St Higher Edl Facs Auth Edinboro Univ	5.75%	7/1/2028	BBB-	1,000	1,030,090
PA St Higher Edl Facs Auth Edinboro Univ Fndtn	5.80%	7/1/2030	BBB-	1,000	1,028,140
PA St Higher Edl Facs Auth Moravian College Pj (RADIAN)	5.375%	7/1/2031	NR	1,000	1,005,270
PA St Higher Edl Facs Auth Philadelphia Univ	5.00%	6/1/2030	BBB	1,530	1,488,828
PA St Higher Edl Facs Auth Univ of the Arts (RADIAN)	5.625%	3/15/2025	NR	1,000	1,002,990
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2014	NR	295	262,438
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2015	NR	295	249,936
PA St Pub Sch Bldg Auth Cap Apprec Butler Cnty D-II (AMBAC)	Zero Coupon	7/15/2016	NR	295	238,145

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Education (continued)
PA St Pub Sch Bldg Auth Jefferson Cnty Dubois Tech Sch (NPFGC)(FGIC)	5.00%	2/1/2029	A		$1,000	$1,046,980
PA St Univ Ser A	5.00%	8/15/2029	Aa1		1,000	1,109,570
Philadelphia PA Auth Indl Dev Mast Charter Sch	6.00%	8/1/2035	BBB+		510	528,324
Snyder Cnty PA Higher Ed Auth Susquehanna Univ Pj	5.00%	1/1/2029	A2		1,300	1,391,078
Washington Cnty PA Indl Dev Auth Washington Jefferson College	5.00%	11/1/2036	A-		1,700	1,754,774
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB		1,000	975,050

Total						23,971,630

General Obligation 14.58%
Delaware Vly PA Regl Fin Auth Ser C (AMBAC)	7.75%	7/1/2027	A2		1,000	1,383,570
Downingtown PA Area Sch Dist Ser AA	5.00%	11/1/2029	Aaa		1,000	1,118,090
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR		1,690	1,403,630
PA Centennial Sch Dist Bucks Cnty Ser A	5.00%	12/15/2034	AA		1,500	1,653,555
PA Centennial Sch Dist Bucks Cnty Ser B (AGM)	5.25%	12/15/2027	AAA		1,180	1,340,350
Philadelphia PA Ser A (AG)	5.25%	8/1/2022	AAA		1,000	1,122,110
Philadelphia PA Ser A (AGM)	5.25%	12/15/2027	AAA		2,500	2,730,975
Reading PA (FSA)	5.00%	11/1/2029	Aa3		1,500	1,565,535
Territory of Guam Ser A	7.00%	11/15/2039	B+		200	226,002
West Mifflin PA Area Sch Dist (AGM)	5.375%	4/1/2028	AAA		1,500	1,697,880

Total						14,241,697

Health Care 21.03%
Allegheny Cnty PA Hosp Dev Auth Hlth Sys West PA Ser A	5.00%	11/15/2028	BB-		1,000	797,260
Allegheny Cnty PA Hosp Dev Auth OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Ba2		500	432,175
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr	5.625%	8/15/2039	Aa3		1,500	1,622,100
Bucks Cnty PA Indl Dev Auth Lutheran Cmnty Telford Ctr	5.75%	1/1/2037	NR		1,000	847,510
Butler Cnty PA Hosp Auth Butler Hlth Sys Pj	7.25%	7/1/2039	Baa1		1,000	1,157,620
Cumberland Cnty PA Muni Auth Diakon Lutheran	6.125%	1/1/2029	BBB+	(c)	1,000	1,066,080

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Value
Health Care (continued)
Cumberland Cnty PA Muni Auth Diakon Lutheran Ministries Pj	5.00%	1/1/2036	BBB+	(c)	$500	$471,195
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr (ACA)(CBI)	5.375%	12/1/2018	BBB-		1,000	1,000,370
Franklin Cnty PA Indl Dev Auth Chambersburg Hosp Pj	5.375%	7/1/2042	A2		1,000	1,029,330
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	6.25%	7/1/2026	NR		1,000	1,004,240
Lehigh Cnty PA Gen Purp Auth Good Shepherd Grp Ser A	5.625%	11/1/2034	A		1,000	1,023,100
Lehigh Cnty PA Gen Purp Hosp Lehigh Vly Hlth Network Ser A (AGM)	5.00%	7/1/2025	AAA		1,000	1,046,940
Monroe Cnty PA Hosp Auth Rev Pocono Med Ctr	5.125%	1/1/2037	A-		1,000	1,001,240
Montgomery Cnty PA Indl Dev Auth New Regl Med Ctr (FHA)	5.375%	8/1/2038	AA		2,000	2,121,900
Northampton Cnty PA Gen Purp Auth St. Luke’s Hosp Pj Ser A	5.25%	8/15/2023	A3		1,250	1,313,112
PA Econ Dev Fing Auth Albert Einstein Hlthcare Ser A	6.25%	10/15/2023	Baa1		1,000	1,086,120
Philadelphia PA Hosps & Higher Ed Facs Auth Temple Univ Hlth Sys Ser A	5.50%	7/1/2030	BBB		1,000	955,860
Puerto Rico Indl Tourist Edl Med & Envr Ctrl Facs Fing Auth Hosp Auxilio Mutuo Oblig Grp Ser A (NPFGC)	6.25%	7/1/2024	A		850	853,281
Southcentral PA Gen Auth Rev Wellspan Hlth Oblig Grp Ser A	6.00%	6/1/2029	Aa3		1,000	1,131,260
Territory of Guam Oblig Rev Section 30 Ser A	5.75%	12/1/2034	BBB-		535	570,219

Total						20,530,912

Lease Obligations 3.18%
Philadelphia PA Muni Auth Rev Lease	6.375%	4/1/2029	A1		1,000	1,087,680
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR		505	518,216
York PA Gen Auth Rev York City Recreation Corp (AMBAC)	5.50%	5/1/2018	NR		1,475	1,502,243

Total						3,108,139

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Value
Other Revenue 4.47%
Philadelphia PA Auth Indl Dev First Philadelphia Charter Ser A	5.85%	8/15/2037	BBB-	$1,000	$970,940
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-	1,000	875,890
Philadelphia PA Auth Indl Dev Russell Byers Charter Sch Ser A	5.25%	5/1/2037	BBB-	1,500	1,279,245
Philadelphia PA Auth Indl Dev Ser A	5.50%	9/15/2037	BBB-	1,370	1,236,863

Total					4,362,938

Pre-Refunded 3.30%
Philadelphia PA Gas Wrks Rev 12th Ser B ETM (NPFGC)	7.00%	5/15/2020	A	1,715	2,071,103
Philadelphia PA Sch Dist Ser D (FGIC)	5.25%	6/1/2034	Aa2	1,000	1,156,460

Total					3,227,563

Tax Revenue 6.64%
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A	5.25%	8/1/2027	A+	1,000	1,075,920
Puerto Rico Sales Tax Fing Corp 1st Sub Ser A (AGM)(b)	5.00%	8/1/2040	AAA	5,220	5,405,336

Total					6,481,256

Transportation 8.37%
Delaware River Port Auth PA & NJ Ser D	5.00%	1/1/2040	A-	1,000	1,046,630
PA Econ Dev Fing Auth US Airways Group Ser A	7.50%	5/1/2020	CCC+	1,500	1,510,035
PA St Tpk Commn Oil 2003 Tpk Ser C Rmkt (NPFGC)	5.00%	12/1/2029	AA	1,000	1,080,520
PA St Tpk Commn Sub Ser B-1	5.625%	6/1/2029	A-	3,310	3,663,806
Puerto Rico Ports Auth Rev Spl Facs Amer Airlines Ser A AMT	6.25%	6/1/2026	CCC+	1,000	871,720

Total					8,172,711

Utilities 11.01%
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser B AMT (NPFGC)(FGIC)	5.00%	11/1/2036	AA-	1,000	1,016,070
PA Econ Dev Fing Auth Allegheny Enrg Supply Co	7.00%	7/15/2039	BBB-	1,000	1,128,470
PA Econ Dev Fing Auth Aqua PA Inc Ser A	5.00%	10/1/2039	AA-	2,000	2,103,460
PA Econ Dev Fing Auth Philadelphia BioSolids Fac	6.25%	1/1/2032	Baa3	1,000	1,089,950

See Notes to Financial Statements.

Schedule of Investments (concluded)

PENNSYLVANIA TAX FREE TRUST September 30, 2010

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)		Value
Utilities (continued)
Philadelphia PA Gas Wrks Rev 8th 1998 Gen Ordinance Ser A	5.25%	8/1/2017	BBB+	$1,000		$1,120,800
Philadelphia PA Gas Wrks Rev 9th Ser	5.25%	8/1/2040	BBB+	1,000		1,012,940
Puerto Rico Elec Pwr Auth Ser XX	5.25%	7/1/2040	A3	1,000		1,047,290
Puerto Rico Elec Pwr Auth Ser XX	5.75%	7/1/2036	A3	2,000		2,228,620

Total						10,747,600

Total Municipal Bonds (cost $91,950,900)						95,937,836

				Shares (000)
SHORT-TERM INVESTMENT 0.00%

Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $91)				-	(e)	91

Total Investments in Securities 98.25% (cost $91,950,991)						95,937,927

Cash and Other Assets in Excess of Liabilities(g) 1.75%						1,707,169

Net Assets 100.00%						$97,645,096

Open Futures Contracts at September 30, 2010:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2010	33	Short	$(4,412,719)	$12,822
Ultra Long U.S. Treasury Bond	December 2010	11	Short	(1,554,094)	19,529

Totals				$(5,966,813)	$32,351

See Notes to Financial Statements.

Schedule of Investments

September 30, 2010

AMT	Income from this security may be subject to Alternative Minimum Tax.
COP	Certificates of Participation.
CR	Custodial Receipt.
ETM	Escrow to Maturity.
GTD	Guaranteed.
NR	Not Rated.
Pre-Refunded Bonds A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an “escrow fund” consisting of U.S. Government debt until the first bond issue reaches maturity.
PSF	Permanent School Fund.
RIBs	Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at September 30, 2010.
TCRS	Transferable Custodial Receipts.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
#	Variable rate security. The interest rate represents the rate at September 30, 2010.
(a)	Unaudited.
(b)	Municipal Bonds Held in Trust. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) for details of Municipal Bonds Held in Trust.
(c)	This investment has been rated by Fitch IBCA.
(d)	Securities purchased on a when-issued basis (See Note 2(g)).
(e)	Amount represents less than 1,000 shares.
(f)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note back to the issuer for Principal Amount.
(g)	Liabilities in Excess of Cash and Other Assets includes Trust Certificates (See Note 2(h)) and net unrealized appreciation (depreciation) on futures contracts.
(h)	Fund received partial interest payment from issuer.
(i)	Defaulted security.
(j)	Effective Maturity Date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity. The interest represents the rate at September 30, 2010. The date shown represents the next interest reset date.

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:
ACA	American Capital Access Holding Ltd.
AMBAC	AMBAC Assurance Corporation
AG	Assured Guaranty
AGM	Assured Guaranty Municipal Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CBI	Certified Bond Insurance
CIFG	CIFG Guaranty
FHLMC	Federal Home Loan Mortgage Corporation
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
IBC	Insurance Bond Certificate
MBIA	Municipal Bond Investors Assurance
NPFGC	National Public Finance Guarantee Corporation
RADIAN	Radian Asset Assurance, Inc.
VA	Department of Veterans Affairs
XLCA	XL Capital Assurance, Inc.

See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

September 30, 2010

	National	California
ASSETS:
Investments in securities, at cost	$1,313,845,365	$213,933,354
Investments in securities, at value	$1,372,526,255	$222,370,169
Cash	2,222,086	605,134
Deposits with broker for futures collateral	2,035,500	513,000
Receivables:
Interest	21,095,238	3,370,900
Investment securities sold	24,789,942	–
Capital shares sold	9,549,788	1,271,076
Prepaid expenses and other assets	79,394	13,163
Total assets	1,432,298,203	228,143,442
LIABILITIES:
Payables:
Investment securities purchased	30,944,669	–
Trust certificates (See Note 2(h))	125,392,226	14,475,000
Capital shares reacquired	2,405,992	240,831
Management fee	453,384	77,854
12b-1 distribution fees	434,634	71,674
Interest expense and fees (See Note 2(h))	316,686	66,470
Directors’ fees	358,376	137,818
Fund administration	41,229	6,920
Variation margin	56,503	16,098
Distributions payable	4,994,741	771,463
Accrued expenses and other liabilities	213,887	69,920
Total liabilities	165,612,327	15,934,048
NET ASSETS	$1,266,685,876	$212,209,394
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,249,281,478	$213,438,939
Undistributed (distributions in excess of) net investment income	769,488	(493,928)
Accumulated net realized loss on investments and futures contracts	(42,472,606)	(9,316,657)
Net unrealized appreciation on investments and futures contracts	59,107,516	8,581,040
Net Assets	$1,266,685,876	$212,209,394
Net assets by class:
Class A Shares	$1,007,122,777	$166,246,608
Class B Shares	$16,143,136	–
Class C Shares	$181,209,352	$33,279,792
Class F Shares	$62,200,239	$12,682,994
Class I Shares	$10,372	–
Outstanding shares by class*:
Class A Shares	92,891,783	16,231,104
Class B Shares	1,481,470	–
Class C Shares	16,693,185	3,247,529
Class F Shares	5,740,786	1,238,362
Class I Shares	957	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.84	$10.24
Class A Shares–Maximum offering price (Net asset value plus sales charge of 2.25%)**	$11.09	$10.48
Class B Shares–Net asset value	$10.90	–
Class C Shares–Net asset value	$10.86	$10.25
Class F Shares–Net asset value	$10.83	$10.24
Class I Shares–Net asset value	$10.84	–
*	Lord Abbett Municipal Income Fund, Inc. has 1,345,000,000 authorized shares of capital stock (par value $.001) of which 1,205,000,000 are issued and allocated as follows: 465,000,000 to National, 140,000,000 to each of California, New Jersey and New York, 120,000,000 to Missouri and 100,000,000 to each of Connecticut and Hawaii. Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.
**	The maximum sales charge on Class A purchases of Connecticut, Hawaii and Missouri is 3.25%.

See Notes to Financial Statements.

Connecticut	Hawaii	Missouri	New Jersey

$123,551,050	$132,075,939	$179,201,113	$127,826,362
$127,182,084	$139,130,393	$184,998,786	$131,088,842
2,045,487	498,750	1,034,370	813,530
325,000	252,000	438,500	285,000

1,664,441	1,979,723	2,679,390	2,052,422
–	20,305	1,090,000	–
243,539	352,994	562,547	734,579
11,319	10,209	11,778	9,235
131,471,870	142,244,374	190,815,371	134,983,608

–	–	–	–
11,505,000	8,435,000	10,035,000	5,310,000
338,079	409,211	1,327,433	497,341
44,502	50,082	68,891	47,475
39,185	35,674	36,522	36,443
27,770	18,230	28,676	19,724
28,516	23,592	36,322	41,545
3,956	4,452	6,124	4,220
10,173	7,469	12,389	7,799
363,665	398,232	586,974	464,032
56,959	56,565	67,071	57,616
12,417,805	9,438,507	12,205,402	6,486,195
$119,054,065	$132,805,867	$178,609,969	$128,497,413

$120,218,004	$128,966,161	$176,331,238	$132,884,861
(69,032)	(55,475)	(76,498)	(295,694)
(4,844,318)	(3,223,949)	(3,541,579)	(7,428,276)
3,749,411	7,119,130	5,896,808	3,336,522
$119,054,065	$132,805,867	$178,609,969	$128,497,413

$111,887,558	$128,797,269	$176,311,622	$125,721,997
–	–	–	–
–	–	–	–
$7,166,507	$4,008,598	$2,298,347	$2,775,416
–	–	–	–

10,899,305	25,642,387	34,301,915	25,943,070
–	–	–	–
–	–	–	–
699,872	798,153	446,821	572,265
–	–	–	–

$10.27	$5.02	$5.14	$4.85
$10.61	$5.19	$5.31	$4.96
–	–	–	–
–	–	–	–
$10.24	$5.02	$5.14	$4.85
–	–	–	–

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

September 30, 2010

	New York	Intermediate
ASSETS:
Investments in securities, at cost	$294,846,994	$1,944,025,338
Investments in securities, at value	$309,825,641	$2,050,671,393
Cash	1,037,470	1,977,418
Deposits with broker for futures collateral	698,000	816,000
Receivables:
Interest	4,509,593	26,379,268
Investment securities sold	–	2,356,236
Capital shares sold	1,509,954	26,730,162
From advisor (See Note 3)	–	154,194
Prepaid expenses and other assets	13,413	149,064
Total assets	317,594,071	2,109,233,735
LIABILITIES:
Payables:
Investment securities purchased	–	61,652,851
Trust certificates (See Note 2(h))	27,070,000	9,820,000
Capital shares reacquired	698,310	4,175,623
Management fee	105,987	638,740
12b-1 distribution fees	112,853	652,685
Interest expense and fees (See Note 2(h))	73,893	30,584
Directors’/Trustees’ fees	123,208	50,992
Fund administration	9,421	63,877
Variation margin	19,345	22,159
Distributions payable	1,020,689	5,472,096
Accrued expenses and other liabilities	73,535	236,933
Total liabilities	29,307,241	82,816,540
NET ASSETS	$288,286,830	$2,026,417,195
COMPOSITION OF NET ASSETS:
Paid-in capital	$285,601,837	$1,924,878,238
Undistributed (distributions in excess of) net investment income	(818,353)	665,410
Accumulated net realized loss on investments and futures contracts	(11,665,442)	(5,935,199)
Net unrealized appreciation (depreciation) on investments and futures contracts	15,168,788	106,808,746
Net Assets	$288,286,830	$2,026,417,195
Net assets by class:
Class A Shares	$238,258,920	$1,320,284,687
Class B Shares	–	$7,724,891
Class C Shares	$42,397,010	$391,137,867
Class F Shares	$7,630,900	$307,256,380
Class I Shares	–	–
Class P Shares	–	$13,370
Outstanding shares by class*:
Class A Shares	21,738,007	125,488,742
Class B Shares	–	734,889
Class C Shares	3,873,326	37,222,266
Class F Shares	695,677	29,206,561
Class I Shares	–	–
Class P Shares	–	1,271
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.96	$10.52
Class A Shares–Maximum offering price (Net asset value plus sales charge of 2.25%)**	$11.21	$10.76
Class B Shares–Net asset value	–	$10.51
Class C Shares–Net asset value	$10.95	$10.51
Class F Shares–Net asset value	$10.97	$10.52
Class I Shares–Net asset value	–	–
Class P Shares–Net asset value	–	$10.52
*	Lord Abbett Municipal Income Fund, Inc. has 1,345,000,000 authorized shares of capital stock (par value $.001) of which 1,205,000,000 are issued and allocated as follows: 465,000,000 to National, 140,000,000 to each of California, New Jersey and New York, 120,000,000 to Missouri and 100,000,000 to each of Connecticut and Hawaii. Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.
**	The maximum sales charge on Class A purchases of Georgia and Pennsylvania is 3.25%.

See Notes to Financial Statements.

Short Duration	Georgia	High Yield	Pennsylvania

$1,818,192,005	$142,439,569	$2,230,506,105	$91,950,991
$1,849,643,836	$148,465,032	$2,206,340,851	$95,937,927
2,657,121	852,320	6,753,979	1,646,269
–	295,000	6,443,500	121,000

18,408,969	1,936,879	38,609,624	1,405,844
13,451,436	–	1,582,690	1,682,383
18,097,529	726,196	16,048,636	282,124
225,269	–	–	–
73,484	11,266	84,413	11,158
1,902,557,644	152,286,693	2,275,863,693	101,086,705

17,719,972	–	15,334,659	–
7,000,000	11,500,000	206,857,226	2,610,000
8,947,164	443,117	4,466,798	329,537
605,537	52,219	783,786	37,218
596,164	48,655	656,311	43,749
14,073	17,571	527,593	4,494
32,677	14,137	102,314	23,275
60,554	4,642	66,061	3,308
–	8,054	178,795	3,781
2,935,318	482,705	8,929,610	329,465
235,759	61,626	344,043	56,782
38,147,218	12,632,726	238,247,196	3,441,609
$1,864,410,426	$139,653,967	$2,037,616,497	$97,645,096

$1,833,143,685	$138,167,045	$2,326,556,533	$94,750,403
111,769	64,855	620,609	(64,455)
(296,859)	(4,661,816)	(266,750,585)	(1,060,139)
31,451,831	6,083,883	(22,810,060)	4,019,287
$1,864,410,426	$139,653,967	$2,037,616,497	$97,645,096

$1,326,510,612	$131,626,958	$1,236,637,457	$96,001,140
–	–	$10,688	–
$251,389,518	–	$585,366,320	–
$284,288,799	$8,027,009	$215,478,997	$1,643,956
$2,221,497	–	$112,085	–
–	–	$10,950	–

83,939,323	23,647,037	104,724,535	18,600,222
–	–	904	–
15,906,686	–	49,555,076	–
17,988,452	1,436,666	18,236,181	318,769
140,598	–	9,489	–
–	–	926.565	–

$15.80	$5.57	$11.81	$5.16

$16.16	$5.76	$12.08	$5.33
–	–	$11.82	–
$15.80	–	$11.81	–
$15.80	$5.59	$11.82	$5.16
$15.80	–	$11.81	–
–	–	$11.82	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2010

	National	California
Investment income:
Interest and other	$67,559,906	$11,092,010
Dividends	1,973	–
Total investment income	67,561,879	11,092,010
Expenses:
Management fee	5,022,525	895,337
12b-1 distribution plan-Class A	1,839,099	320,017
12b-1 distribution plan-Class B	171,133	–
12b-1 distribution plan-Class C	1,373,967	279,094
12b-1 distribution plan-Class F	41,731	8,219
Interest expense and fees (See Note 2(h))	1,038,527	115,308
Shareholder servicing	516,856	75,835
Professional	71,166	43,725
Reports to shareholders	57,282	7,449
Fund administration	452,253	79,586
Custody	20,013	5,194
Directors’ fees	42,367	7,507
Registration	136,085	35,402
Other	76,930	6,733
Gross expenses	10,859,934	1,879,406
Expense reductions (See Note 7)	(1,102)	(193)
Net expenses	10,858,832	1,879,213
Net investment income	56,703,047	9,212,797
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(922,444)	(1,527,348)
Net change in unrealized appreciation/depreciation on investments and futures contracts	26,620,469	3,212,633
Net realized and unrealized gain	25,698,025	1,685,285
Net Increase in Net Assets Resulting From Operations	$82,401,072	$10,898,082

See Notes to Financial Statements.

Connecticut	Hawaii	Missouri	New Jersey

$6,056,077	$6,286,631	$9,074,033	$6,739,627
–	–	–	–
6,056,077	6,286,631	9,074,033	6,739,627

541,763	588,452	799,350	566,464
227,010	254,152	352,222	248,989
–	–	–	–
–	–	–	–
6,887	3,691	1,522	1,386
84,333	73,520	66,768	29,333
48,170	45,713	80,590	57,471
40,347	40,070	40,934	38,654
6,883	7,321	12,273	6,060
48,157	52,307	71,053	50,353
4,141	5,315	5,297	4,358
4,648	5,017	6,758	4,819
25,011	25,789	32,484	25,214
9,941	10,700	13,846	4,749
1,047,291	1,112,047	1,483,097	1,037,850
(114)	(125)	(172)	(119)
1,047,177	1,111,922	1,482,925	1,037,731
5,008,900	5,174,709	7,591,108	5,701,896

(1,619,522)	100,249	(2,030,557)	(1,921,821)
2,514,062	2,460,612	4,055,941	3,604,482
894,540	2,560,861	2,025,384	1,682,661
$5,903,440	$7,735,570	$9,616,492	$7,384,557

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended September 30, 2010

	New York	Intermediate
Investment income:
Interest and other	$14,654,397	$62,890,529
Dividends	702	1,507
Total investment income	14,655,099	62,892,036
Expenses:
Management fee	1,221,019	5,714,382
12b-1 distribution plan-Class A	453,519	1,967,852
12b-1 distribution plan-Class B	–	72,123
12b-1 distribution plan-Class C	348,013	2,513,149
12b-1 distribution plan-Class F	5,368	173,373
12b-1 distribution plan-Class P	–	57
Interest expense and fees (See Note 2(h))	210,543	69,963
Shareholder servicing	113,487	484,127
Professional	44,180	49,980
Reports to shareholders	12,888	75,278
Fund administration	108,535	571,441
Custody	6,647	22,505
Directors’/Trustees’ fees	10,338	50,935
Registration	36,910	230,133
Other	8,318	56,758
Gross expenses	2,579,765	12,052,056
Expense reductions (See Note 7)	(259)	(1,483)
Management fee waived (See Note 3)	–	(1,135,995)
Net expenses	2,579,506	10,914,578
Net investment income	12,075,593	51,977,458
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(4,198,191)	(4,503,634)
Net change in unrealized appreciation/depreciation on investments and futures contracts	8,877,188	47,909,249
Net realized and unrealized gain	4,678,997	43,405,615
Net Increase in Net Assets Resulting From Operations	$16,754,590	$95,383,073

See Notes to Financial Statements.

Short Duration	Georgia	High Yield	Pennsylvania

$36,849,193	$7,056,676	$119,512,057	$5,101,698
2,022	–	4,233	–
36,851,215	7,056,676	119,516,290	5,101,698

5,968,660	618,272	8,418,438	436,846
2,156,825	260,974	2,161,965	191,869
–	–	101	–
2,024,914	–	4,897,266	–
208,348	6,907	160,480	1,143
–	–	46	–
28,266	80,925	1,825,024	14,334
378,320	62,299	886,076	50,705
60,058	38,590	111,879	38,051
87,668	10,009	109,321	8,307
596,866	54,957	703,905	38,831
24,712	4,955	28,573	3,632
50,394	5,213	63,150	3,702
287,564	27,371	247,179	24,649
61,723	10,920	83,156	8,153
11,934,318	1,181,392	19,696,559	820,222
(1,514)	(132)	(1,727)	(93)
(2,255,100)	–	–	–
9,677,704	1,181,260	19,694,832	820,129
27,173,511	5,875,416	99,821,458	4,281,569

(296,245)	(403,309)	(49,677,740)	265,810
22,530,140	3,278,852	101,888,693	2,537,690
22,233,895	2,875,543	52,210,953	2,803,500
$49,407,406	$8,750,959	$152,032,411	$7,085,069

See Notes to Financial Statements.

Statements of Changes in Net Assets

	National
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$56,703,047	$47,567,982
Net realized loss on investments and futures contracts	(922,444)	(30,088,584)
Net change in unrealized appreciation/depreciation on investments and futures contracts	26,620,469	123,455,920
Net increase in net assets resulting from operations	82,401,072	140,935,318
Distributions to shareholders from:
Net investment income
Class A	(46,362,662)	(40,520,796)
Class B	(726,626)	(764,822)
Class C	(6,591,845)	(4,550,689)
Class F	(2,135,718)	(796,151)
Class I	(95)	–
Total distributions to shareholders	(55,816,946)	(46,632,458)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	337,382,127	319,576,158
Reinvestment of distributions	42,078,706	31,401,261
Cost of shares reacquired	(210,277,956)	(215,201,981)
Net increase (decrease) in net assets resulting from capital share transactions	169,182,877	135,775,438
Net increase (decrease) in net assets	195,767,003	230,078,298
NET ASSETS:
Beginning of year	$1,070,918,873	$840,840,575
End of year	$1,266,685,876	$1,070,918,873
Undistributed (distributions in excess of) net investment income	$769,488	$(502,361)

See Notes to Financial Statements.

California		Connecticut
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$9,212,797	$7,825,849	$5,008,900	$5,244,033
(1,527,348)	(5,125,601)	(1,619,522)	(1,539,692)
3,212,633	20,129,988	2,514,062	11,950,874
10,898,082	22,830,236	5,903,440	15,655,215

(7,512,748)	(6,913,354)	(4,461,351)	(5,028,340)
–	–	–	–
(1,224,490)	(928,561)	–	–
(392,917)	(145,527)	(277,229)	(122,079)
–	–	–	–
(9,130,155)	(7,987,442)	(4,738,580)	(5,150,419)

48,246,198	51,777,224	20,522,953	21,624,214
6,594,880	5,121,440	3,155,145	3,275,760
(39,641,133)	(39,743,263)	(29,024,858)	(40,758,215)
15,199,945	17,155,401	(5,346,760)	(15,858,241)
16,967,872	31,998,195	(4,181,900)	(5,353,445)

$195,241,522	$163,243,327	$123,235,965	$128,589,410
$212,209,394	$195,241,522	$119,054,065	$123,235,965
$(493,928)	$(599,807)	$(69,032)	$(337,690)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Hawaii
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$5,174,709	$4,848,708
Net realized gain (loss) on investments and futures contracts	100,249	(972,378)
Net change in unrealized appreciation/depreciation on investments and futures contracts	2,460,612	11,276,879
Net increase in net assets resulting from operations	7,735,570	15,153,209
Distributions to shareholders from:
Net investment income
Class A	(4,765,019)	(4,814,323)
Class F	(141,683)	(63,791)
Total distributions to shareholders	(4,906,702)	(4,878,114)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	20,193,457	23,857,618
Reinvestment of distributions	3,613,078	3,260,949
Cost of shares reacquired	(24,190,374)	(22,199,499)
Net increase (decrease) in net assets resulting from capital share transactions	(383,839)	4,919,068
Net increase (decrease) in net assets	2,445,029	15,194,163
NET ASSETS:
Beginning of year	$130,360,838	$115,166,675
End of year	$132,805,867	$130,360,838
Distributions in excess of net investment income	$(55,475)	$(333,497)

See Notes to Financial Statements.

Missouri		New Jersey
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$7,591,108	$6,809,026	$5,701,896	$5,569,227
(2,030,557)	(934,873)	(1,921,821)	(3,471,023)
4,055,941	15,227,219	3,604,482	12,909,435
9,616,492	21,101,372	7,384,557	15,007,639

(7,125,484)	(6,822,983)	(5,603,976)	(5,504,244)
(62,757)	(17,442)	(63,710)	(24,708)
(7,188,241)	(6,840,425)	(5,667,686)	(5,528,952)

29,578,403	26,814,334	12,571,365	19,267,520
6,638,427	5,892,401	4,184,204	3,541,640
(32,584,060)	(24,103,013)	(19,721,180)	(17,293,676)
3,632,770	8,603,722	(2,965,611)	5,515,484
6,061,021	22,864,669	(1,248,740)	14,994,171

$172,548,948	$149,684,279	$129,746,153	$114,751,982
$178,609,969	$172,548,948	$128,497,413	$129,746,153
$(76,498)	$(461,320)	$(295,694)	$(338,726)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	New York
INCREASE IN NET ASSETS	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$12,075,593	$11,657,707
Net realized loss on investments and futures contracts	(4,198,191)	(5,999,809)
Net change in unrealized appreciation/depreciation on investments and futures contracts	8,877,188	31,563,563
Net increase in net assets resulting from operations	16,754,590	37,221,461
Distributions to shareholders from:
Net investment income
Class A	(10,256,225)	(10,096,525)
Class B	–	–
Class C	(1,502,128)	(1,353,603)
Class F	(248,163)	(72,062)
Class I	–	–
Class P	–	–
Total distributions to shareholders	(12,006,516)	(11,522,190)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	51,041,947	38,088,512
Reinvestment of distributions	8,315,058	6,706,659
Cost of shares reacquired	(47,966,880)	(50,674,441)
Net increase (decrease) in net assets resulting from capital share transactions	11,390,125	(5,879,270)
Net increase in net assets	16,138,199	19,820,001
NET ASSETS:
Beginning of year	$272,148,631	$252,328,630
End of year	$288,286,830	$272,148,631
Undistributed (distributions in excess of) net investment income	$(818,353)	$(859,550)
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

See Notes to Financial Statements.

Intermediate		Short Duration
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Period December 12, 2008 to September 30, 2009*

$51,977,458	$26,084,067	$27,173,511	$4,947,181
(4,503,634)	(564,741)	(296,245)	–
47,909,249	71,877,518	22,530,140	8,921,691
95,383,073	97,396,844	49,407,406	13,868,872

(36,638,320)	(20,982,436)	(20,597,104)	(3,677,199)
(212,010)	(134,977)	–	–
(7,863,735)	(3,188,658)	(2,286,086)	(558,944)
(6,656,253)	(1,778,492)	(4,226,029)	(696,190)
–	–	(31,686)	(14,830)
(449)	(435)	–	–
(51,370,767)	(26,084,998)	(27,140,905)	(4,947,163)

1,294,401,155	912,002,268	1,617,023,721	882,089,897
32,503,678	15,229,127	15,688,753	2,277,818
(433,315,244)	(295,966,280)	(631,886,427)	(51,971,546)
893,589,589	631,265,115	1,000,826,047	832,396,169
937,601,895	702,576,961	1,023,092,548	841,317,878

$1,088,815,300	$386,238,339	$841,317,878	$–
$2,026,417,195	$1,088,815,300	$1,864,410,426	$841,317,878
$665,410	$(5,000)	$111,769	$51,946

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Georgia
INCREASE IN NET ASSETS	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009
Operations:
Net investment income	$5,875,416	$5,433,007
Net realized gain (loss) on investments and futures contracts	(403,309)	(2,541,856)
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,278,852	14,577,455
Net increase in net assets resulting from operations	8,750,959	17,468,606
Distributions to shareholders from:
Net investment income
Class A	(5,447,015)	(5,276,669)
Class B	–	–
Class C	–	–
Class F	(295,072)	(135,444)
Class I	–	–
Class P	–	–
Total distributions to shareholders	(5,742,087)	(5,412,113)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	31,090,203	29,162,560
Reinvestment of distributions	5,004,058	4,214,153
Cost of shares reacquired	(29,536,571)	(39,634,219)
Net increase (decrease) in net assets resulting from capital share transactions	6,557,690	(6,257,506)
Net increase in net assets	9,566,562	5,798,987
NET ASSETS:
Beginning of year	$130,087,405	$124,288,418
End of year	$139,653,967	$130,087,405
Undistributed (distributions in excess of) net investment income	$64,855	$(84,643)

See Notes to Financial Statements.

High Yield		Pennsylvania
For the Year Ended September 30, 2010	For the Year Ended September 30, 2009	For the Year Ended September 30, 2010	For the Year Ended September 30, 2009

$99,821,458	$65,818,689	$4,281,569	$4,068,804
(49,677,740)	(116,922,838)	265,810	(1,152,401)
101,888,693	124,885,305	2,537,690	8,350,002
152,032,411	73,781,156	7,085,069	11,266,405

(62,203,493)	(43,828,188)	(4,051,366)	(4,078,231)
(507)	(560)	–	–
(26,001,995)	(21,416,626)	–	–
(9,390,859)	(2,811,714)	(48,799)	(8,767)
(788)	–	–	–
(576)	(610)	–	–
(97,598,218)	(68,057,698)	(4,100,165)	(4,086,998)

904,630,848	759,223,871	16,078,433	11,948,577
68,720,738	41,071,979	2,911,982	2,500,029
(534,438,631)	(354,365,850)	(19,495,808)	(13,380,287)
438,912,955	445,930,000	(505,393)	1,068,319
493,347,148	451,653,458	2,479,511	8,247,726

$1,544,269,349	$1,092,615,891	$95,165,585	$86,917,859
$2,037,616,497	$1,544,269,349	$97,645,096	$95,165,585
$620,609	$(1,872,177)	$(64,455)	$(233,629)

See Notes to Financial Statements.

Statement of Cash Flows

September 30, 2010

INCREASE IN CASH	High Yield
Cash flows used for operating activities:
Net increase in net assets resulting from operations	$152,032,411
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(1,148,286,496)
Proceeds from disposition of long-term portfolio investments and futures	678,484,943
Sales of short-term portfolio investments, net	2,451,797
Net accretion of discount on investments	(2,599,089)
Net change in unrealized appreciation/depreciation on investments	(95,548,838)
Net realized loss on investments and futures contracts	49,677,740
Decrease in deposits with broker for futures collateral	46,100
Increase in interest receivable	(8,878,180)
Decrease in receivable for investment securities sold	66,201,038
Decrease in prepaid expenses and other assets	17,685
Decrease in variation margin	685,810
Decrease in payable for investment securities purchased	(59,961,038)
Increase in management fee payable	266,517
Increase in interest expense and fees payable	67,885
Increase in 12b-1 distribution fees payable	540,303
Increase in fund administration fees payable	23,335
Increase in Trustees’ fee payable	31,603
Increase in accrued expenses and other liabilities	108,904
Net cash used for operating activities	(364,637,570)
Cash flows provided by financing activities*:
Proceeds from sales of shares	913,045,737
Payment on cost of shares reacquired	(532,495,494)
Cash distribution paid	(26,317,647)
Proceeds from trust certificates	23,035,000
Repayment of trust certificates	(7,750,000)
Net cash provided by financing activities	369,517,596
Net increase in cash	4,880,026
Cash at beginning of year	1,873,953
Cash at end of year	$6,753,979
*	Non cash financing activities not included herein consist of reinvestment of distributions of $68,720,738.

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.62	$ 9.71	$11.12	$11.52	$11.55

Investment operations:

Net investment income(a)	.54	.52	.51	.49	.46

Net realized and unrealized gain (loss)	.21	.90	(1.41)	(.40)	(.02)

Total from investment operations	.75	1.42	(.90)	.09	.44

Distributions to shareholders from:

Net investment income	(.53)	(.51)	(.51)	(.49)	(.47)

Net asset value, end of year	$10.84	$10.62	$ 9.71	$11.12	$11.52

Total Return(b)	7.34%	15.40%	(8.41)%	.79%	3.94%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.86%	.92%	1.05%	1.18%	1.20%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.77%	.77%	.79%	.77%	.92%

Expenses, excluding expense reductions and expenses reimbursed	.86%	.92%	1.06%	1.27%	1.20%

Net investment income	5.12%	5.49%	4.77%	4.34%	4.04%

Supplemental Data:
Net assets, end of year (000)	$1,007,123	$889,665	$740,198	$525,513	$499,778

Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.68	$ 9.75	$11.16	$11.56	$11.58

Investment operations:

Net investment income(a)	.46	.45	.42	.41	.39

Net realized and unrealized gain (loss)	.21	.91	(1.41)	(.40)	(.02)

Total from investment operations	.67	1.36	(.99)	.01	.37

Distributions to shareholders from:

Net investment income	(.45)	(.43)	(.42)	(.41)	(.39)

Net asset value, end of year	$10.90	$10.68	$ 9.75	$11.16	$11.56

Total Return(b)	6.48%	14.48%	(9.08)%	.08%	3.32%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.66%	1.72%	1.85%	1.90%	1.86%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.57%	1.57%	1.58%	1.49%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.66%	1.72%	1.86%	1.99%	1.86%

Net investment income	4.33%	4.70%	3.94%	3.61%	3.39%

Supplemental Data:
Net assets, end of year (000)	$16,143	$18,540	$18,032	$23,502	$27,871

Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.63	$ 9.73	$11.15	$11.54	$11.57

Investment operations:

Net investment income(a)	.46	.46	.44	.42	.39

Net realized and unrealized gain (loss)	.23	.89	(1.41)	(.39)	(.02)

Total from investment operations	.69	1.35	(.97)	.03	.37

Distributions to shareholders from:

Net investment income	(.46)	(.45)	(.45)	(.42)	(.40)

Net asset value, end of year	$10.86	$10.63	$ 9.73	$11.15	$11.54

Total Return(b)	6.69%	14.58%	(9.01)%	.23%	3.26%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.56%	1.59%	1.67%	1.82%	1.86%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.47%	1.45%	1.41%	1.41%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.56%	1.59%	1.68%	1.91%	1.86%

Net investment income	4.40%	4.78%	4.13%	3.70%	3.39%

Supplemental Data:
Net assets, end of year (000)	$181,209	$133,922	$80,301	$51,244	$44,450

Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%	72.24%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$ 9.71	$11.12	$11.12

Investment operations:

Net investment income(b)	.55	.53	.52	—	(c)

Net realized and unrealized gain (loss)	.21	.89	(1.41)	—	(c)

Total from investment operations	.76	1.42	(.89)	—	(c)

Distributions to shareholders from:

Net investment income	(.54)	(.52)	(.52)	—

Net asset value, end of period	$10.83	$10.61	$ 9.71	$11.12

Total Return(d)	7.43%	15.44%	(8.32)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.76%	.81%	.95%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.66%	.67%	.69%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.76%	.81%	.97%	.00	%(e)(f)

Net investment income	5.18%	5.45%	5.00%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$62,200	$28,791	$2,310	$10

Portfolio turnover rate	63.31%	45.22%	88.15%	49.43%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX FREE FUND

	Class I Shares
	7/26/2010(a) to 9/30/2010
Per Share Operating Performance
Net asset value, beginning of period	$10.59

Investment operations:

Net investment income(b)	.10

Net realized and unrealized gain	.25

Total from investment operations	.35

Distributions to shareholders from:

Net investment income	(.10)

Net asset value, end of period	$10.84

Total Return(c)	3.31	%(d)

Ratios to Average Net Assets:

Expenses, excluding interest expense and including expense reductions(f)	.55	%(e)

Expenses, excluding expense reductions	.64	%(e)

Net investment income	5.21	%(e)

Supplemental Data:
Net assets, end of period (000)	$10

Portfolio turnover rate	63.31%
(a)	Commencement of investment operations was 7/26/2010 and SEC effective date was 4/30/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$ 9.38	$10.57	$10.91	$10.96

Investment operations:

Net investment income(a)	.47	.45	.45	.44	.41

Net realized and unrealized gain (loss)	.07	.80	(1.18)	(.34)	(.03)

Total from investment operations	.54	1.25	(.73)	.10	.38

Distributions to shareholders from:

Net investment income	(.47)	(.46)	(.46)	(.44)	(.43)

Net asset value, end of year	$10.24	$10.17	$ 9.38	$10.57	$10.91

Total Return(b)	5.52%	13.92%	(7.16)%	.87%	3.52%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.84%	.91%	1.18%	1.29%	1.07%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.78%	.78%	.80%	.87%	.93%

Expenses, excluding expense reductions and expenses reimbursed	.84%	.91%	1.18%	1.30%	1.07%

Net investment income	4.74%	4.87%	4.41%	4.03%	3.79%

Supplemental Data:
Net assets, end of year (000)	$166,247	$159,768	$144,165	$147,893	$160,416

Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%	47.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$ 9.39	$10.58	$10.92	$10.97

Investment operations:

Net investment income(a)	.40	.38	.39	.37	.34

Net realized and unrealized gain (loss)	.08	.80	(1.18)	(.34)	(.03)

Total from investment operations	.48	1.18	(.79)	.03	.31

Distributions to shareholders from:

Net investment income	(.40)	(.40)	(.40)	(.37)	(.36)

Net asset value, end of year	$10.25	$10.17	$ 9.39	$10.58	$10.92

Total Return(b)	4.88%	13.13%	(7.73)%	.23%	2.87%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.60%	1.79%	1.92%	1.72%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.49%	1.48%	1.41%	1.50%	1.58%

Expenses, excluding expense reductions and expenses reimbursed	1.55%	1.60%	1.79%	1.92%	1.72%

Net investment income	4.02%	4.14%	3.79%	3.40%	3.14%

Supplemental Data:
Net assets, end of year (000)	$33,280	$28,896	$18,793	$15,245	$15,052

Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%	47.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.17	$ 9.38	$10.57	$10.57

Investment operations:

Net investment income(b)	.48	.46	.45	—	(c)

Net realized and unrealized gain (loss)	.07	.80	(1.17)	—	(c)

Total from investment operations	.55	1.26	(.72)	—	(c)

Distributions to shareholders from:

Net investment income	(.48)	(.47)	(.47)	—

Net asset value, end of period	$10.24	$10.17	$ 9.38	$10.57

Total Return(d)	5.62%	14.06%	(7.07)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.74%	.79%	1.05%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.68%	.67%	.67%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.74%	.79%	1.07%	.00	%(e)(f)

Net investment income	4.81%	4.84%	4.48%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$12,683	$6,578	$285	$10

Portfolio turnover rate	47.68%	34.04%	49.17%	50.77%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.16	$ 9.26	$10.26	$10.51	$10.56

Investment operations:

Net investment income(a)	.42	.42	.42	.44	.45

Net realized and unrealized gain (loss)	.09	.89	(.99)	(.24)	(.04)

Total from investment operations	.51	1.31	(.57)	.20	.41

Distributions to shareholders from:

Net investment income	(.40)	(.41)	(.43)	(.45)	(.46)

Net asset value, end of year	$10.27	$10.16	$ 9.26	$10.26	$10.51

Total Return(b)	5.13%	14.60%	(5.77)%	1.93%	3.96%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.88%	.89%	.78%	.91%	.76%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.81%	.79%	.64%	.59%	.52%

Expenses, excluding expense reductions and expenses reimbursed	.88%	.90%	.94%	1.20%	1.20%

Net investment income	4.16%	4.46%	4.22%	4.20%	4.34%

Supplemental Data:
Net assets, end of year (000)	$111,888	$117,583	$128,252	$136,324	$96,530

Portfolio turnover rate	23.79%	9.44%	34.10%	9.97%	31.96%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONNECTICUT TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$ 9.24	$10.26	$10.26

Investment operations:

Net investment income(b)	.43	.42	.44	–	(c)

Net realized and unrealized gain (loss)	.07	.90	(1.02)	–	(c)

Total from investment operations	.50	1.32	(.58)	–	(c)

Distributions to shareholders from:

Net investment income	(.40)	(.42)	(.44)	–

Net asset value, end of period	$10.24	$10.14	$ 9.24	$10.26

Total Return(d)	5.13%	14.65%	(5.77)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.78%	.80%	.62%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.71%	.71%	.49%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.78%	.80%	.83%	.00	%(e)(f)

Net investment income	4.26%	4.37%	4.43%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$7,167	$5,653	$337	$10

Portfolio turnover rate	23.79%	9.44%	34.10%	9.97%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$4.92	$4.53	$4.92	$5.01	$5.04

Investment operations:

Net investment income(a)	.19	.19	.20	.20	.20

Net realized and unrealized gain (loss)	.09	.39	(.39)	(.09)	(.02)

Total from investment operations	.28	.58	(.19)	.11	.18

Distributions to shareholders from:

Net investment income	(.18)	(.19)	(.20)	(.20)	(.21)

Net asset value, end of year	$5.02	$4.92	$4.53	$4.92	$5.01

Total Return(b)	5.93%	13.15%	(3.99)%	2.31%	3.60%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.85%	.90%	.83%	.95%	.90%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.80%	.79%	.66%	.65%	.71%

Expenses, excluding expense reductions and expenses reimbursed	.85%	.91%	.97%	1.19%	1.14%

Net investment income	3.95%	4.08%	4.03%	4.02%	4.01%

Supplemental Data:
Net assets, end of year (000)	$128,797	$127,322	$115,157	$103,989	$91,357

Portfolio turnover rate	26.23%	17.45%	20.85%	10.01%	38.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

HAWAII TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.92	$4.53	$4.92	$4.92

Investment operations:

Net investment income(b)	.20	.19	.20	–	(c)

Net realized and unrealized gain (loss)	.09	.39	(.38)	–	(c)

Total from investment operations	.29	.58	(.18)	–	(c)

Distributions to shareholders from:

Net investment income	(.19)	(.19)	(.21)	–

Net asset value, end of period	$5.02	$4.92	$4.53	$4.92

Total Return(d)	6.03%	13.28%	(3.89)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.75%	.81%	.66%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.70%	.70%	.50%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.75%	.81%	.80%	.00	%(e)(f)

Net investment income	4.05%	4.05%	4.06%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$4,009	$3,039	$10	$10

Portfolio turnover rate	26.23%	17.45%	20.85%	10.01%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010		2009	2008		2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$5.08		$4.66	$5.20		$5.33		$5.35

Investment operations:

Net investment income(a)	.22		.21	.21		.21		.22

Net realized and unrealized gain (loss)	.04		.42	(.53)		(.12)		(.02)

Total from investment operations	.26		.63	(.32)		.09		.20

Distributions to shareholders from:

Net investment income	(.20)		(.21)	(.22)		(.22)		(.21)

Net realized gain	–		–	–		–		(.01)

Total distributions	(.20)		(.21)	(.22)		(.22)		(.22)

Net asset value, end of year	$5.14		$5.08	$4.66		$5.20		$5.33

Total Return(b)	5.36%		13.93%	(6.45)%		1.64%		3.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.84%		.81%	.88%		1.12%		.78%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.80	%(c)	.80%	.76	%(c)	.77	%(c)	.57	%(c)

Expenses, excluding expense reductions and expenses reimbursed	.84%		.81%	.93%		1.24%		1.16%

Net investment income	4.27%		4.40%	4.17%		4.06%		4.14%

Supplemental Data:
Net assets, end of year (000)	$176,312		$171,963	$149,609		$158,977		$159,530

Portfolio turnover rate	22.76%		15.78%	28.12%		21.48%		27.30%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

MISSOURI TAX FREE FUND

	Class F Shares
	Year Ended 9/30					9/28/2007(a) to 9/30/2007
	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.08		$4.66	$5.20		$5.20

Investment operations:

Net investment income(b)	.22		.21	.22		–	(c)

Net realized and unrealized gain (loss)	.05		.42	(.54)		–	(c)

Total from investment operations	.27		.63	(.32)		–	(c)

Distributions to shareholders from:

Net investment income	(.21)		(.21)	(.22)		–

Net asset value, end of period	$5.14		$5.08	$4.66		$5.20

Total Return(d)	5.47%		14.05%	(6.36)%		.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.74%		.70%	.75%		.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.70	%(g)	.70%	.63	%(g)	.00	%(e)(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.74%		.70%	.81%		.00	%(e)(f)

Net investment income	4.39%		4.39%	4.34%		.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$2,298		$586	$75		$10

Portfolio turnover rate	22.76%		15.78%	28.12%		21.48%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010		2009	2008		2007		2006
Per Share Operating Performance
Net asset value, beginning of year	$4.78		$4.43	$5.00		$5.17		$5.20

Investment operations:

Net investment income(a)	.21		.21	.21		.21		.21

Net realized and unrealized gain (loss)	.07		.35	(.56)		(.17)		(.03)

Total from investment operations	.28		.56	(.35)		.04		.18

Distributions to shareholders from:

Net investment income	(.21)		(.21)	(.22)		(.21)		(.21)

Net asset value, end of year	$4.85		$4.78	$4.43		$5.00		$5.17

Total Return(b)	6.13%		13.13%	(7.36)%		.78%		3.51%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.83%		.81%	.90%		1.14%		1.10%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.80	%(c)	.81%	.82	%(c)	.81	%(c)	.86	%(c)

Expenses, excluding expense reductions and expenses reimbursed	.83%		.81%	.90%		1.21%		1.22%

Net investment income	4.53%		4.78%	4.34%		4.11%		4.03%

Supplemental Data:
Net assets, end of year (000)	$125,722		$128,778	$114,704		$129,106		$130,742

Portfolio turnover rate	32.22%		20.68%	32.16%		37.64%		28.99%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW JERSEY TAX FREE FUND

	Class F Shares
	Year Ended 9/30					9/28/2007(a) to 9/30/2007
	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$4.78		$4.43	$5.00		$5.00

Investment operations:

Net investment income(b)	.22		.21	.21		–	(c)

Net realized and unrealized gain (loss)	.07		.35	(.56)		–	(c)

Total from investment operations	.29		.56	(.35)		–	(c)

Distributions to shareholders from:

Net investment income	(.22)		(.21)	(.22)		–

Net asset value, end of period	$4.85		$4.78	$4.43		$5.00

Total Return(d)	6.23%		13.26%	(7.27)%		.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.72%		.70%	.74%		.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.70	%(g)	.70%	.66	%(g)	.00	%(e)(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.72%		.70%	.77%		.00	%(e)(f)

Net investment income	4.61%		4.73%	4.41%		.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$2,775		$969	$48		$10

Portfolio turnover rate	32.22%		20.68%	32.16%		37.64%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.78	$ 9.71	$10.96	$11.27	$11.32

Investment operations:

Net investment income(a)	.49	.48	.46	.47	.48

Net realized and unrealized gain (loss)	.17	1.06	(1.24)	(.31)	(.05)

Total from investment operations	.66	1.54	(.78)	.16	.43

Distributions to shareholders from:

Net investment income	(.48)	(.47)	(.47)	(.47)	(.48)

Net asset value, end of year	$10.96	$10.78	$ 9.71	$10.96	$11.27

Total Return(b)	6.37%	16.49%	(7.37)%	1.47%	3.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.85%	.87%	.99%	1.01%	.80%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.77%	.78%	.78%	.70%	.62%

Expenses, excluding expense reductions and expenses reimbursed	.85%	.87%	1.00%	1.16%	1.11%

Net investment income	4.55%	4.90%	4.36%	4.20%	4.27%

Supplemental Data:
Net assets, end of year (000)	$238,259	$231,452	$221,057	$243,416	$233,101

Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%	69.19%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

NEW YORK TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.76	$ 9.70	$10.96	$11.27	$11.32

Investment operations:

Net investment income(a)	.41	.41	.40	.39	.40

Net realized and unrealized gain (loss)	.19	1.06	(1.25)	(.30)	(.04)

Total from investment operations	.60	1.47	(.85)	.09	.36

Distributions to shareholders from:

Net investment income	(.41)	(.41)	(.41)	(.40)	(.41)

Net asset value, end of year	$10.95	$10.76	$ 9.70	$10.96	$11.27

Total Return(b)	5.74%	15.69%	(8.02)%	.84%	3.25%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.54%	1.55%	1.63%	1.67%	1.46%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	1.46%	1.46%	1.41%	1.36%	1.28%

Expenses, excluding expense reductions and expenses reimbursed	1.54%	1.55%	1.63%	1.81%	1.77%

Net investment income	3.85%	4.21%	3.72%	3.53%	3.61%

Supplemental Data:
Net assets, end of year (000)	$42,397	$37,554	$31,262	$25,423	$16,622

Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%	69.19%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.78	$ 9.72	$10.96	$10.96

Investment operations:

Net investment income(b)	.50	.48	.48	–	(c)

Net realized and unrealized gain (loss)	.18	1.06	(1.24)	–	(c)

Total from investment operations	.68	1.54	(.76)	–	(c)

Distributions to shareholders from:

Net investment income	(.49)	(.48)	(.48)	–

Net asset value, end of period	$10.97	$10.78	$ 9.72	$10.96

Total Return(d)	6.57%	16.51%	(7.18)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.75%	.77%	.82%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.67%	.68%	.61%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.75%	.77%	.83%	.00	%(e)(f)

Net investment income	4.64%	4.81%	4.43%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$7,631	$3,143	$9	$10

Portfolio turnover rate	30.34%	22.34%	44.67%	25.38%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

INTERMEDIATE TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$ 9.42	$9.75	$9.81	$9.80

Investment operations:

Net investment income(a)	.39	.38	.37	.36	.32

Net realized and unrealized gain (loss)	.23	.86	(.32)	(.06)	.03

Total from investment operations	.62	1.24	.05	.30	.35

Distributions to shareholders from:

Net investment income	(.38)	(.38)	(.38)	(.36)	(.34)

Net asset value, end of year	$10.52	$10.28	$9.42	$9.75	$9.81

Total Return(b)	6.22%	13.50%	.43%	3.11%	3.67%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.63%	.44%	.27%	.27%	.27%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	.63%	.44%	.24%	.25%	.25%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.71%	.72%	.79%	1.37%	1.66%

Net investment income	3.76%	3.89%	3.80%	3.68%	3.34%

Supplemental Data:
Net assets, end of year (000)	$1,320,285	$798,344	$338,400	$17,046	$7,234

Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$ 9.41	$9.74	$9.80	$9.79

Investment operations:

Net investment income(a)	.31	.30	.31	.29	.26

Net realized and unrealized gain (loss)	.23	.87	(.33)	(.06)	.02

Total from investment operations	.54	1.17	(.02)	.23	.28

Distributions to shareholders from:

Net investment income	(.30)	(.31)	(.31)	(.29)	(.27)

Net asset value, end of year	$10.51	$10.27	$9.41	$9.74	$9.80

Total Return(b)	5.38%	12.65%	(.29)%	2.35%	2.92%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.43%	1.24%	1.02%	1.02%	1.02%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	1.43%	1.23%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.51%	1.52%	1.67%	2.12%	2.32%

Net investment income	2.98%	3.10%	3.15%	2.95%	2.67%

Supplemental Data:
Net assets, end of year (000)	$7,725	$6,315	$1,966	$802	$848

Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.27	$ 9.41	$9.74	$9.80	$9.79

Investment operations:

Net investment income(a)	.31	.31	.30	.29	.25

Net realized and unrealized gain (loss)	.24	.87	(.32)	(.06)	.03

Total from investment operations	.55	1.18	(.02)	.23	.28

Distributions to shareholders from:

Net investment income	(.31)	(.32)	(.31)	(.29)	(.27)

Net asset value, end of year	$10.51	$10.27	$9.41	$9.74	$9.80

Total Return(b)	5.44%	12.76%	(.31)%	2.35%	2.90%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.10%	1.02%	1.02%	1.02%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	1.37%	1.09%	0.98%	1.00%	1.00%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.45%	2.02%	2.31%

Net investment income	3.01%	3.22%	3.11%	2.95%	2.59%

Supplemental Data:
Net assets, end of year (000)	$391,138	$180,270	$44,402	$4,249	$2,784

Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.28	$ 9.42	$9.75	$9.75

Investment operations:

Net investment income(b)	.40	.38	.39	–	(c)

Net realized and unrealized gain (loss)	.23	.87	(.33)	–	(c)

Total from investment operations	.63	1.25	.06	–	(c)

Distributions to shareholders from:

Net investment income	(.39)	(.39)	(.39)	–

Net asset value, end of period	$10.52	$10.28	$9.42	$9.75

Total Return(d)	6.33%	13.61%	.57%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.53%	.40%	.13%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(g)	.53%	.39%	.10%	.00	%(e)(f)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.61%	.64%	.67%	.00	%(e)(f)

Net investment income	3.86%	3.90%	3.97%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$307,256	$103,873	$1,460	$10

Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERMEDIATE TAX FREE FUND

	Class P Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$10.28	$ 9.42	$9.75	$9.81	$9.80

Investment operations:

Net investment income(a)	.36	.36	.36	.34	.31

Net realized and unrealized gain (loss)	.24	.86	(.33)	(.06)	.02

Total from investment operations	.60	1.22	.03	.28	.33

Distributions to shareholders from:

Net investment income	(.36)	(.36)	(.36)	(.34)	(.32)

Net asset value, end of year	$10.52	$10.28	$9.42	$9.75	$9.81

Total Return(b)	5.99%	13.27%	.29%	2.91%	3.46%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.86%	.65%	.46%	.47%	.47%

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed(c)	.86%	.64%	.43%	.45%	.45%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.94%	.96%	1.13%	1.57%	1.77%

Net investment income	3.56%	3.73%	3.73%	3.49%	3.15%

Supplemental Data:
Net assets, end of year (000)	$13	$13	$11	$11	$11

Portfolio turnover rate	30.23%	15.70%	29.73%	30.70%	100.82%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

SHORT DURATION TAX FREE FUND

	Class A Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00

Investment operations:

Net investment income(b)	.30		.33

Net realized and unrealized gain	.20		.68

Total from investment operations	.50		1.01

Distributions to shareholders from:

Net investment income	(.30)		(.41)

Net asset value, end of period	$15.80		$15.60

Total Return(c)	3.24%		6.82	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.55%		.44	%(e)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.55	%(f)	.44	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.70%		.75	%(e)

Net investment income	1.91%		2.68	%(e)

Supplemental Data:
Net assets, end of period (000)	$1,326,511		$609,072

Portfolio turnover rate	36.21%		64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION TAX FREE FUND

	Class C Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00

Investment operations:

Net investment income(b)	.18		.23

Net realized and unrealized gain	.19		.68

Total from investment operations	.37		.91

Distributions to shareholders from:

Net investment income	(.17)		(.31)

Net asset value, end of period	$15.80		$15.60

Total Return(c)	2.42%		6.10	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.35%		1.23	%(e)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	1.35	%(f)	1.23	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%		1.51	%(e)

Net investment income	1.12%		1.88	%(e)

Supplemental Data:
Net assets, end of period (000)	$251,390		$128,116

Portfolio turnover rate	36.21%		64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009

Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00

Investment operations:

Net investment income(b)	.32		.36

Net realized and unrealized gain	.20		.66

Total from investment operations	.52		1.02

Distributions to shareholders from:

Net investment income	(.32)		(.42)

Net asset value, end of period	$15.80		$15.60

Total Return(c)	3.34%		6.90	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.45%		.34	%(e)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.45	%(f)	.34	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.61%		.64	%(e)

Net investment income	2.02%		2.88	%(e)

Supplemental Data:
Net assets, end of period (000)	$284,289		$100,723

Portfolio turnover rate	36.21%		64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

SHORT DURATION TAX FREE FUND

	Class I Shares
	Year Ended 9/30/2010		12/12/2008(a) to 9/30/2009

Per Share Operating Performance
Net asset value, beginning of period	$15.60		$15.00

Investment operations:

Net investment income(b)	.33		.34

Net realized and unrealized gain	.20		.70

Total from investment operations	.53		1.04

Distributions to shareholders from:

Net investment income	(.33)		(.44)

Net asset value, end of period	$15.80		$15.60

Total Return(c)	3.43%		7.04	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.35%		.25	%(e)

Expenses, excluding interest expense, including expense reductions, management fee waived and expenses reimbursed	.34	%(f)	.25	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.50%		.57	%(e)

Net investment income	2.11%		2.71	%(e)

Supplemental Data:
Net assets, end of period (000)	$2,221		$3,407

Portfolio turnover rate	36.21%		64.00%
(a)	Commencement of investment operations was 12/12/2008, SEC effective date was 12/10/2008 and date shares first became available to the public was 1/2/2009.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$5.46	$4.93	$5.51	$5.64	$5.66

Investment operations:

Net investment income(a)	.23	.23	.23	.23	.22

Net realized and unrealized gain (loss)	.11	.53	(.58)	(.13)	(.01)

Total from investment operations	.34	.76	(.35)	.10	.21

Distributions to shareholders from:

Net investment income	(.23)	(.23)	(.23)	(.23)	(.23)

Net asset value, end of year	$5.57	$5.46	$4.93	$5.51	$5.64

Total Return(b)	6.36%	15.91%	(6.62)%	1.76%	3.77%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.86%	.95%	.88%	.88%	.63%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.81%	.82%	.69%	.60%	.44%

Expenses, excluding expense reductions and expenses reimbursed	.86%	.95%	1.00%	1.13%	1.08%

Net investment income	4.27%	4.59%	4.19%	4.04%	3.99%

Supplemental Data:
Net assets, end of year (000)	$131,627	$124,746	$124,126	$133,599	$118,819

Portfolio turnover rate	23.24%	18.16%	37.84%	13.29%	36.93%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

GEORGIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.48	$4.93	$5.51	$5.51

Investment operations:

Net investment income(b)	.24	.23	.23	–	(c)

Net realized and unrealized gain (loss)	.10	.55	(.58)	–	(c)

Total from investment operations	.34	.78	(.35)	–	(c)

Distributions to shareholders from:

Net investment income	(.23)	(.23)	(.23)	–

Net asset value, end of period	$5.59	$5.48	$4.93	$5.51

Total Return(d)	6.45%	16.47%	(6.53)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.76%	.85%	.81%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.71%	.72%	.63%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.76%	.85%	.89%	.00	%(e)(f)

Net investment income	4.37%	4.52%	4.39%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$8,027	$5,342	$163	$10

Portfolio turnover rate	23.24%	18.16%	37.84%	13.29%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Class A Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.49	$11.89		$15.03	$15.81	$15.41

Investment operations:

Net investment income(a)	.67	.72		.75	.75	.82

Net realized and unrealized gain (loss)	.31	(.37	)(b)	(3.13)	(.77)	.37

Total from investment operations	.98	.35		(2.38)	(.02)	1.19

Distributions to shareholders from:

Net investment income	(.66)	(.75)		(.76)	(.76)	(.79)

Net asset value, end of year	$11.81	$11.49		$11.89	$15.03	$15.81

Total Return(c)	8.88%	4.14%		(16.33)%	(.23)%	7.97%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.91%	1.03%		1.27%	1.31%	.49%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	.80%	.84%		.79%	.67%	.16%

Expenses, excluding expense reductions and expenses reimbursed	.91%	1.03%		1.30%	1.52%	1.34%

Net investment income	5.88%	7.13%		5.50%	4.75%	5.28%

Supplemental Data:
Net assets, end of year (000)	$1,236,637	$976,708		$695,723	$959,170	$731,726

Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%
(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class B Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.51	$11.91		$15.03	$15.81	$15.41

Investment operations:

Net investment income(a)	.59	.66		.70	.68	.77

Net realized and unrealized gain (loss)	.30	(.39	)(b)	(3.14)	(.78)	.37

Total from investment operations	.89	.27		(2.44)	(.10)	1.14

Distributions to shareholders from:

Net investment income	(.58)	(.67)		(.68)	(.68)	(.74)

Net asset value, end of year	$11.82	$11.51		$11.91	$15.03	$15.81

Total Return(c)	7.97%	3.46%		(16.70)%	(.74)%	7.62%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.68%	1.78%		1.74%	1.77%	.80%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.57%	1.60%		1.26%	1.13%	.47%

Expenses, excluding expense reductions and expenses reimbursed	1.68%	1.81%		2.07%	2.24%	1.96%

Net investment income	5.15%	6.52%		5.10%	4.29%	4.99%

Supplemental Data:
Net assets, end of year (000)	$11	$10		$10	$11	$11

Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%
(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class C Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.89		$15.03	$15.81	$15.41

Investment operations:

Net investment income(a)	.59	.66		.68	.67	.76

Net realized and unrealized gain (loss)	.30	(.37	)(b)	(3.14)	(.77)	.38

Total from investment operations	.89	.29		(2.46)	(.10)	1.14

Distributions to shareholders from:

Net investment income	(.58)	(.68)		(.68)	(.68)	(.74)

Net asset value, end of year	$11.81	$11.50		$11.89	$15.03	$15.81

Total Return(c)	7.99%	3.57%		(16.77)%	(.74)%	7.62%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.66%		1.78%	1.81%	.88%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.55%	1.48%		1.30%	1.17%	.54%

Expenses, excluding expense reductions and expenses reimbursed	1.65%	1.67%		1.93%	2.17%	1.98%

Net investment income	5.14%	6.55%		5.00%	4.25%	4.98%

Supplemental Data:
Net assets, end of year (000)	$585,366	$455,042		$392,360	$538,419	$349,911

Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%
(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class F Shares
	Year Ended 9/30				9/28/2007(a) to 9/30/2007
	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.50	$11.90		$15.03	$15.03

Investment operations:

Net investment income(b)	.69	.70		.76	–	(c)

Net realized and unrealized gain (loss)	.30	(.34	)(d)	(3.13)	–	(c)

Total from investment operations	.99	.36		(2.37)	–	(c)

Distributions to shareholders from:

Net investment income	(.67)	(.76)		(.76)	–

Net asset value, end of period	$11.82	$11.50		$11.90	$15.03

Total Return(e)	8.98%	4.25%		(16.19)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.81%	.91%		1.20%	.00	%(f)(g)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(h)	.71%	.73%		.72%	.00	%(f)(g)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.91%		1.20%	.00	%(f)(g)

Net investment income	5.97%	6.83%		5.90%	.00	%(f)(g)

Supplemental Data:
Net assets, end of period (000)	$215,479	$112,500		$4,513	$10

Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(e)	Total return assumes the reinvestment of all distributions.
(f)	Not annualized.
(g)	Amount is less than .01%.
(h)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class I Shares
	7/26/2010(a) to 9/30/2010
Per Share Operating Performance
Net asset value, beginning of period	$11.58

Investment operations:

Net investment income(b)	.12

Net realized and unrealized gain	.23

Total from investment operations	.35

Distributions to shareholders from:

Net investment income	(.12)

Net asset value, end of period	$11.81

Total Return(c)	3.05	%(d)

Ratios to Average Net Assets:

Expenses, excluding interest expense and including expense reductions(f)	.62	%(e)

Expenses, excluding expense reductions	.72	%(e)

Net investment income	5.75	%(e)

Supplemental Data:
Net assets, end of period (000)	$112

Portfolio turnover rate	37.68%
(a)	Commencement of investment operations was 7/26/2010 and the SEC effective date was 4/30/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Class P Shares
	Year Ended 9/30
	2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.90		$15.04	$15.82	$15.42

Investment operations:

Net investment income(a)	.66	.71		.74	.75	.83

Net realized and unrealized gain (loss)	.30	(.39	)(b)	(3.13)	(.77)	.36

Total from investment operations	.96	.32		(2.39)	(.02)	1.19

Distributions to shareholders from:

Net investment income	(.64)	(.72)		(.75)	(.76)	(.79)

Net asset value, end of year	$11.82	$11.50		$11.90	$15.04	$15.82

Total Return(c)	8.67%	3.87%		(16.34)%	(.25)%	7.94%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.12%	1.26%		1.35%	1.32%	.47%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(d)	1.02%	1.08%		.87%	.66%	.13%

Expenses, excluding expense reductions and expenses reimbursed	1.12%	1.26%		1.51%	1.73%	1.45%

Net investment income	5.71%	7.04%		5.46%	4.77%	5.41%

Supplemental Data:
Net assets, end of year (000)	$11	$10		$10	$12	$12

Portfolio turnover rate	37.68%	32.88%		47.95%	24.92%	62.27%
(a)	Calculated using average shares outstanding during the year.
(b)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c)	Total return assumes the reinvestment of all distributions.
(d)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$5.01	$4.62	$5.13	$5.24	$5.30

Investment operations:

Net investment income(a)	.22	.22	.22	.22	.22

Net realized and unrealized gain (loss)	.14	.39	(.51)	(.11)	(.06)

Total from investment operations	.36	.61	(.29)	.11	.16

Distributions to shareholders from:

Net investment income	(.21)	(.22)	(.22)	(.22)	(.22)

Net asset value, end of year	$5.16	$5.01	$4.62	$5.13	$5.24

Total Return(b)	7.43%	13.69%	(5.90)%	2.10%	3.10%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.85%	.91%	1.02%	1.11%	.86%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(c)	.83%	.84%	.84%	.77%	.67%

Expenses, excluding expense reductions and expenses reimbursed	.85%	.91%	1.02%	1.24%	1.12%

Net investment income	4.41%	4.72%	4.35%	4.23%	4.19%

Supplemental Data:
Net assets, end of year (000)	$96,001	$94,782	$86,908	$94,138	$93,770

Portfolio turnover rate	47.07%	19.15%	44.84%	32.18%	42.20%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Financial Highlights (concluded)

PENNSYLVANIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30			9/28/2007(a) to 9/30/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.01	$4.62	$5.13	$5.13

Investment operations:

Net investment income(b)	.23	.22	.23	–	(c)

Net realized and unrealized gain (loss)	.14	.40	(.52)	–	(c)

Total from investment operations	.37	.62	(.29)	–	(c)

Distributions to shareholders from:

Net investment income	(.22)	(.23)	(.22)	–

Net asset value, end of period	$5.16	$5.01	$4.62	$5.13

Total Return(d)	7.53%	13.83%	(5.81)%	.00%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.75%	.80%	.80%	.00	%(e)(f)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed(g)	.73%	.73%	.61%	.00	%(e)(f)

Expenses, excluding expense reductions and expenses reimbursed	.75%	.80%	.83%	.00	%(e)(f)

Net investment income	4.51%	4.67%	4.57%	.00	%(e)(f)

Supplemental Data:
Net assets, end of period (000)	$1,644	$384	$9	$10

Portfolio turnover rate	47.07%	19.15%	44.84%	32.18%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.
(g)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the “Company”) and Lord Abbett Municipal Income Trust (the “Trust”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts business trust on September 11, 1991 and was reorganized as a Delaware statutory trust on July 22, 2002.

The Company consists of the following seven portfolios (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett National Tax-Free Income Fund (“National”)	A,B,C,F,I and P
Lord Abbett California Tax-Free Income Fund (“California”)	A,C,F and P
Lord Abbett Connecticut Tax-Free Income Fund (“Connecticut”)	A,F and P
Lord Abbett Hawaii Tax-Free Income Fund (“Hawaii”)	A,F and P
Lord Abbett Missouri Tax-Free Income Fund (“Missouri”)	A,F and P
Lord Abbett New Jersey Tax-Free Income Fund (“New Jersey”)	A,F and P
Lord Abbett New York Tax-Free Income Fund (“New York”)	A,C,F and P

The Trust consists of the following five portfolios (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Intermediate Tax-Free Fund (“Intermediate”)	A,B,C,F and P
Lord Abbett Short Duration Tax Free Fund (“Short Duration”)	A,B,C,F and I
Georgia Series (“Georgia”)	A,F and P
Lord Abbett High Yield Municipal Bond Fund (“High Yield”)	A,B,C,F,I and P
Pennsylvania Series (“Pennsylvania”)	A,F and P

Each Fund is non-diversified as defined in the Act, except for National, Intermediate and Short Duration. As of the date of this report, Short Duration has not issued Class B shares and only Intermediate and High Yield have issued Class P shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in each Fund’s prospectus. On March 31, 2010, each of the Funds of the Company and Trust no longer made Class B shares available for purchase. Effective July 26, 2010, Class I shares of National and High Yield commenced investment operations.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for National, Intermediate, Short Duration and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I and P shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain

Notes to Financial Statements (continued)

exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in interest and other income in the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended September 30, 2007 through September 30, 2010. The statutes of limitations on the Company’s and Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Company and Trust on a pro

Notes to Financial Statements (continued)

rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F and P shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of September 30, 2010, each Fund, except Short Duration, had open futures contracts.

(g)	When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

(h)	Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to a Fund which made the transfer or to affiliates of the Fund. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented as investments in a Fund’s Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of each Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

Notes to Financial Statements (continued)

The following is a summary of each Fund’s liability for trust certificates, range of interest rates for such certificates and the aggregate value of the underlying municipal securities transferred to TOBs as of September 30, 2010, as well as the average trust certificates outstanding for the fiscal year then ended:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs	Average Trust Certificates Outstanding
National	$125,392,226	.27% -.37%	$267,876,052	$116,844,890
California	14,475,000	.27% -.31%	31,252,932	13,828,000
Connecticut	11,505,000	.27% -.37%	24,468,617	8,935,000
Hawaii	8,435,000	.29% -.37%	17,835,319	7,061,000
Missouri	10,035,000	.29%	20,871,520	7,121,000
New Jersey	5,310,000	.27%	11,230,751	3,186,000
New York	27,070,000	.27% -.28%	59,944,658	25,070,000
Intermediate	9,820,000	.27% -.31%	21,473,340	8,186,000
Short Duration	7,000,000	.27%	14,333,690	4,200,000
Georgia	11,500,000	.27% -.31%	24,031,625	11,300,000
High Yield	206,857,226	.27% -.37%	442,403,529	205,483,226
Pennsylvania	2,610,000	.29%	5,405,336	1,566,000

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund’s investment in TOB Residuals likely will adversely affect a Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund’s NAV per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings for TOB transactions.

(i)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

Notes to Financial Statements (continued)

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing each Fund’s investments carried at value:

	National				California
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,363,900,929	$—	$1,363,900,929	$—	$221,370,143	$—	$221,370,143
Money Market Mutual Funds	5,326	—	—	5,326	26	—	—	26
Variable Rate Demand Notes	—	8,620,000	—	8,620,000	—	1,000,000	—	1,000,000
Total	$5,326	$1,372,520,929	$—	$1,372,526,255	$26	$222,370,143	$—	$222,370,169
Other Financial Instruments
Futures Contracts
Assets	$426,626	$—	$—	$426,626	$144,225	$—	$—	$144,225
Liabilities	—	—	—	—	—	—	—	—
Total	$426,626	$—	$—	$426,626	$144,225	$—	$—	$144,225

	Connecticut				Hawaii
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$127,182,078	$—	$127,182,078	$—	$139,130,393	$—	$139,130,393
Money Market Mutual Fund	6	—	—	6	—	—	—	—
Total	$6	$127,182,078	$—	$127,182,084	$—	$139,130,393	$—	$139,130,393
Other Financial Instruments
Futures Contracts
Assets	$118,377	$—	$—	$118,377	$64,676	$—	$—	$64,676
Liabilities	—	—	—	—	—	—	—	—
Total	$118,377	$—	$—	$118,377	$64,676	$—	$—	$64,676

Notes to Financial Statements (continued)

	Missouri				New Jersey
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$184,998,786	$—	$184,998,786	$—	$131,088,837	$—	$131,088,837
Money Market Mutual Fund	—	—	—	—	5	—	—	5
Total	$—	$184,998,786	$—	$184,998,786	$5	$131,088,837	$—	$131,088,842
Other Financial Instruments
Futures Contracts
Assets	$99,135	$—	$—	$99,135	$74,042	$—	$—	$74,042
Liabilities	—	—	—	—	—	—	—	—
Total	$99,135	$—	$—	$99,135	$74,042	$—	$—	$74,042

	New York				Intermediate
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$309,825,411	$—	$309,825,411	$—	$1,928,200,551	$—	$1,928,200,551
Money Market Mutual Fund	230	—	—	230	1,000,842	—	—	1,000,842
Variable Rate Demand Notes	—	—	—	—	—	121,470,000	—	121,470,000
Total	$230	$309,825,411	$—	$309,825,641	$1,000,842	$2,049,670,551	$—	$2,050,671,393
Other Financial Instruments
Futures Contracts
Assets	$190,141	$—	$—	$190,141	$162,691	$—	$—	$162,691
Liabilities	—	—	—	—	—	—	—	—
Total	$190,141	$—	$—	$190,141	$162,691	$—	$—	$162,691

	Short Duration				Georgia
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$1,422,047,147	$–	$1,422,047,147	$–	$148,465,032	$–	$148,465,032
Money Market Mutual Fund	1,001,015	–	–	1,001,015	–	–	–	–
Variable Rate Demand Notes	–	426,545,000	–	426,545,000	–	–	–	–
Warrant	–	50,674	–	50,674	–	–	–	–
Total	$1,001,015	$1,848,642,821	$–	$1,849,643,836	$–	$148,465,032	$–	$148,465,032
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–	$58,420	$–	$–	$58,420
Liabilities	–	–	–	–	–	–	–	–
Total	$–	$–	$–	$–	$58,420	$–	$–	$58,420

Notes to Financial Statements (continued)

	High Yield				Pennsylvania
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$2,195,722,350	$–	$2,195,722,350	$–	$95,937,836	$–	$95,937,836
Money Market Mutual Funds	3,501	–	–	3,501	91	–	–	91
Variable Rate Demand Notes	–	10,615,000	–	10,615,000	–	–	–	–
Total	$3,501	$2,206,337,350	$–	$2,206,340,851	$91	$95,937,836	$–	$95,937,927
Other Financial Instruments
Futures Contracts
Assets	$1,355,194	$–	$–	$1,355,194	$32,351	$–	$–	$32,351
Liabilities	–	–	–	–	–	–	–	–
Total	$1,355,194	$–	$–	$1,355,194	$32,351	$–	$–	$32,351
*	See Schedule of Investments for values in each industry.

(j)	Disclosures about Derivative Instruments and Hedging Activities–Each Fund, except Short Duration, entered into U.S. Treasury futures contracts during the fiscal year ended September 30, 2010 (as described in note 2(f)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of September 30, 2010, the Funds had interest rate futures contracts with cumulative unrealized appreciation/depreciation which are included in the Schedules of Investments. Only the current day’s variation margin is included in the Statements of Assets and Liabilities. The net realized loss and change in unrealized appreciation/depreciation on futures contracts are included in the Statements of Operations under the captions Net realized gain (loss) on investments and futures contracts and Net change in unrealized appreciation/depreciation on investments and futures contracts, respectively.

The following is a summary of U.S. Treasury futures contracts as of and for the fiscal year ended September 30, 2010:

	Unrealized Appreciation as of September 30, 2010	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Average Number of Contracts*
National	$426,626	$(16,440,706)	$2,380,802	891
California	144,225	(3,896,356)	455,095	168
Connecticut	118,377	(2,704,051)	469,660	119
Hawaii	64,676	(1,917,032)	368,807	94
Missouri	99,135	(3,337,144)	381,894	157
New Jersey	74,042	(2,381,373)	406,202	121
New York	190,141	(5,769,419)	756,249	304
Intermediate	162,691	(6,122,065)	860,121	321
Georgia	58,420	(2,292,185)	405,048	121
High Yield	1,355,194	(48,916,053)	6,339,855	2,345
Pennsylvania	32,351	(916,744)	130,322	40
*	Calculated based on the number of contracts for the fiscal year ended September 30, 2010.

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rate, for all Funds, other than Intermediate, Short Duration and High Yield:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for Intermediate and Short Duration is based on each Fund’s average daily net assets at the following annual rate:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

The management fee for High Yield is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

For the fiscal year ended September 30, 2010, the effective management fee, net of waivers, was at the following annualized rate of each Fund’s average daily net assets:

Effective Management Fee
National	0.44%
California	0.45%
Connecticut	0.45%
Hawaii	0.45%
Missouri	0.45%
New Jersey	0.45%
New York	0.45%
Intermediate	0.32%
Short Duration	0.25%
Georgia	0.45%
High Yield	0.48%
Pennsylvania	0.45%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Notes to Financial Statements (continued)

Effective October 1, 2009, Lord Abbett voluntarily agreed to waive all or a portion of its management fee for Intermediate and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees and interest expense, do not exceed an annual rate of .43%.

Effective February 1, 2010, Lord Abbett voluntarily agreed to waive all or a portion of its management fee for Short Duration and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that total net annual operating expenses for each class, excluding 12b-1 fees and interest expense, do not exceed an annualized rate of .37%.

For the period October 1, 2009 through January 31, 2010, Lord Abbett contractually agreed to waive all or a portion of its management fee for Short Duration and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that each class’ total net annual operating expenses, excluding 12b-1 fees and interest expense, did not exceed an annualized rate of .30%.

Lord Abbett may discontinue voluntary waivers or reimbursements or change the level of such waivers or reimbursements at any time.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees	Class A	Class B	Class C(1)	Class F	Class P
Service	.15%	.25%	.25%	–	.25%
Distribution	.05%	.75%	.75%	.10%	.20%

(1)

The Rule 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2010:

	Distributor Commissions	Dealers’ Concessions
National	$408,883	$1,951,322
California	44,801	213,387
Connecticut	26,955	123,557
Hawaii	42,733	194,891
Missouri	97,022	452,032
New Jersey	19,564	93,729
New York	39,513	195,008
Intermediate	328,862	2,010,695

Notes to Financial Statements (continued)

	Distributor Commissions	Dealers’ Concessions
Short Duration	$177,896	$973,509
Georgia	62,683	305,560
High Yield	696,815	3,351,272
Pennsylvania	34,044	158,345

Distributor received the following amount of CDSCs for the fiscal year ended September 30, 2010:

	Class A	Class C
National	$18,328	$40,921
California	11,287	6,929
Connecticut	10,452	36
Hawaii	3,382	–
Missouri	3,174	–
New Jersey	2,981	–
New York	5,896	3,105
Intermediate	241,340	97,660
Short Duration	666,724	198,251
Georgia	4,795	–
High Yield	239,562	134,104
Pennsylvania	820	–

Two Directors/Trustees and certain of the Company’s and Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 were as follows:

	National		California
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$54,875,745	$46,632,458	$9,028,752	$7,987,442
Ordinary income	941,201	–	101,403	–
Total distributions paid	$55,816,946	$46,632,458	$9,130,155	$7,987,442

Notes to Financial Statements (continued)

	Connecticut		Hawaii
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$4,738,580	$5,150,419	$4,906,702	$4,878,114
Total distributions paid	$4,738,580	$5,150,419	$4,906,702	$4,878,114

	Missouri		New Jersey
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$7,188,241	$6,840,425	$5,667,686	$5,528,952
Total distributions paid	$7,188,241	$6,840,425	$5,667,686	$5,528,952

	New York		Intermediate
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$12,006,516	$11,522,190	$51,370,767	$26,084,998
Total distributions paid	$12,006,516	$11,522,190	$51,370,767	$26,084,998

	Short Duration		Georgia
	9/30/2010	Period Ended 9/30/2009*	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$27,140,905	$4,947,163	$5,742,087	$5,412,113
Total distributions paid	$27,140,905	$4,947,163	$5,742,087	$5,412,113
*	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

	High Yield		Pennsylvania
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Distributions paid from:
Tax exempt income	$96,945,720	$68,057,698	$4,100,165	$4,080,972
Ordinary income	652,498	–	–	–
Net long-term capital gains	–	–	–	6,026
Total distributions paid	$97,598,218	$68,057,698	$4,100,165	$4,086,998

As of September 30, 2010, the components of accumulated gains/(losses) on a tax-basis were as follows:

	National	California
Capital loss carryforwards*	$(40,712,998)	$(7,802,128)
Temporary differences	(750,253)	(1,814,440)
Unrealized gains – net	58,867,649	8,387,023
Total accumulated gains/losses – net	$17,404,398	$(1,229,545)

	Connecticut	Hawaii
Capital loss carryforwards*	$(3,911,686)	$(3,013,645)
Temporary differences	(905,927)	(222,970)
Unrealized gains – net	3,653,674	7,076,321
Total accumulated gains/losses – net	$(1,163,939)	$3,839,706

Notes to Financial Statements (continued)

	Missouri	New Jersey
Capital loss carryforwards*	$(1,480,414)	$(5,629,372)
Temporary differences	(1,939,172)	(2,116,441)
Unrealized gains – net	5,698,317	3,358,365
Total accumulated gains/losses – net	$2,278,731	$(4,387,448)

	New York	Intermediate
Capital loss carryforwards*	$(7,748,889)	$(1,142,272)
Temporary differences	(4,669,390)	(4,747,598)
Unrealized gains – net	15,103,272	107,428,827
Total accumulated gains – net	$2,684,993	$101,538,957

	Short Duration	Georgia
Undistributed ordinary income – net	$69,812	$–
Total undistributed earnings	$69,812	$–
Capital loss carryforwards*	–	(4,406,487)
Temporary differences	(320,386)	(197,125)
Unrealized gains – net	31,517,315	6,090,534
Total accumulated gains – net	$31,266,741	$1,486,922

	High Yield	Pennsylvania
Capital loss carryforwards*	$(218,360,248)	$(1,027,797)
Temporary differences	(50,005,698)	(73,474)
Unrealized gains/losses – net	(20,574,090)	3,995,964
Total accumulated gains/losses – net	$(288,940,036)	$2,894,693

*	As of September 30, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2011	2012	2013	2014	2015	2016	2017	2018	Total
National	$1,807,613	$4,214,676	$112,599	$1,000,976	$1,179,825	$1,176,030	$15,486,010	$15,735,269	$40,712,998
California	34,990	777,657	—	—	429,137	3,345	1,405,669	5,151,330	7,802,128
Connecticut	—	457,625	—	99,211	349,983	215,644	203,652	2,585,571	3,911,686
Hawaii	—	1,593,681	—	—	49,609	—	395,254	975,101	3,013,645
Missouri	—	—	—	—	207,596	—	—	1,272,818	1,480,414
New Jersey	—	1,373,781	—	87,412	—	—	—	4,168,179	5,629,372
New York	—	—	—	562,562	—	—	1,280,143	5,906,184	7,748,889
Intermediate	—	26,684	63,298	16,132	140,520	25,504	—	870,134	1,142,272
Georgia	—	—	—	—	567,621	236,404	—	3,602,462	4,406,487
High Yield	—	—	—	1,759,893	9,152,078	16,838,530	112,613,733	77,996,014	218,360,248
Pennsylvania	—	—	—	—	—	—	—	1,027,797	1,027,797

Certain losses incurred after October 31 (“Post-October Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer net capital losses during fiscal 2010 as follows:

Post-October Losses
National	$331,147
California	1,238,251
Connecticut	818,435
Hawaii	145,638
Missouri	1,797,518
New Jersey	1,724,861
New York	3,726,423
Intermediate	4,616,752

Notes to Financial Statements (continued)

Post-October Losses
Short Duration	$287,709
Georgia	172,839
High Yield	47,021,250

As of September 30, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
National	$1,188,266,380	$86,859,570	$(27,991,921)	$58,867,649
California	199,508,146	11,743,146	(3,356,123)	8,387,023
Connecticut	112,023,410	5,033,151	(1,379,477)	3,653,674
Hawaii	123,619,072	7,605,274	(528,953)	7,076,321
Missouri	169,265,469	8,225,092	(2,526,775)	5,698,317
New Jersey	122,420,477	8,772,090	(5,413,725)	3,358,365
New York	267,652,369	19,046,810	(3,943,538)	15,103,272
Intermediate	1,933,422,566	110,537,496	(3,108,669)	107,428,827
Short Duration	1,811,126,521	32,173,370	(656,055)	31,517,315
Georgia	130,874,498	7,278,662	(1,188,128)	6,090,534
High Yield	2,020,057,715	125,514,528	(146,088,618)	(20,574,090)
Pennsylvania	89,331,963	5,352,596	(1,356,632)	3,995,964

The difference between book-basis and tax-basis unrealized gains/(losses) is attributable to the tax treatment of accretion on market discount, tender option bond trusts and other temporary adjustments.

Permanent items identified during the fiscal year ended September 30, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
National	$385,748	$471,746	$(857,494)
California	23,237	(23,237)	–
Connecticut	(1,662)	6,934	(5,272)
Hawaii	10,015	(4,173)	(5,842)
Missouri	(18,045)	26,064	(8,019)
New Jersey	8,822	(8,822)	–
New York	(27,880)	27,880	–
Intermediate	63,719	(38,696)	(25,023)
Short Duration	27,217	(614)	(26,603)
Georgia	16,169	(10,000)	(6,169)
High Yield	269,546	(240,616)	(28,930)
Pennsylvania	(12,230)	16,568	(4,338)

The permanent differences are attributable to the tax treatment of accretion on market discount, certain expenses and the expiration of capital loss carryforwards.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2010 were as follows:

	Purchases	Sales
National	$964,469,063	$783,775,428
California	115,607,387	100,144,847
Connecticut	30,305,667	31,985,334
Hawaii	40,010,568	35,477,520
Missouri	53,559,061	41,516,859
New Jersey	41,231,746	41,556,848
New York	104,957,133	89,390,356
Intermediate	1,256,394,914	424,296,528
Short Duration	1,331,750,774	393,233,672
Georgia	44,536,112	33,899,790
High Yield	1,148,286,496	727,320,996
Pennsylvania	46,073,663	45,690,074

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2010.

6.    DIRECTORS’/TRUSTEES’ REMUNERATION

The Company’s and Trust’s officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors’/Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’/Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’/Trustees’ fees on the Statements of Operations and in Directors’/Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company and Trust have entered into an arrangement with each Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    LINE OF CREDIT

High Yield, Short Duration and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% of the amount available under the Facility to .15%. This amount is

Notes to Financial Statements (continued)

included in Other expenses on the Funds’ Statements of Operations. In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009, which is included in Prepaid expenses and other assets on the Statements of Assets and Liabilities, and is amortized through Other expenses on the Statements of Operations over the annual period. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of September 30, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during for the fiscal year ended September 30, 2010.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s and Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    INVESTMENT RISKS

Each Fund’s performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund’s investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for shorter-term bonds. As a result, each Fund, to the extent it invests in long-term bonds and inverse floaters, is subject to such greater market risk.

Additional risks that could reduce each Fund’s performance or increase volatility include call risk, credit risk, derivatives risk, extension risk, governmental risk, industry risk, liquidity risk, market and portfolio management risks, state and territory risks, and taxability risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called “lower rated bonds” or “junk bonds”). High Yield invests a significant portion of its assets in such bonds. The National Fund may invest up to 35% and all other Funds may invest up to 20% in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National, Intermediate and Short Duration) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Intermediate, Short Duration and High Yield focuses on a particular state or territory, each Fund’s performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may include, for example, economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in

Notes to Financial Statements (continued)

foreign economies or significant world events may harm the performance of any of the Funds (including National, Intermediate, Short Duration and High Yield), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund (except High Yield) may invest up to 20% of its net assets in private activity bonds (sometimes called “AMT paper”). High Yield may invest up to 100% of its net assets in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest no more than 20% of its net assets in TOB Residuals, except High Yield, which may invest up to 100% in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond (“RIB”), is a type of debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security (“specific fixed-rate security”). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals’ interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

In addition, loss may result from a Fund’s investments in certain derivative transactions such as futures contracts, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund’s interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or shares of beneficial interest were as follows:

National	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	21,235,201	$223,844,836	23,157,461	$217,590,447
Converted from Class B*	268,052	2,819,680	390,479	3,690,226
Reinvestment of distributions	3,540,613	37,287,828	3,071,956	28,956,674
Shares reacquired	(15,911,806)	(167,227,479)	(19,092,419)	(178,341,158)
Increase	9,132,060	$96,724,865	7,527,477	$71,896,189

Class B Shares
Shares sold	255,241	$2,679,663	647,795	$6,134,869
Reinvestment of distributions	51,910	548,897	49,393	467,821
Shares reacquired	(295,533)	(3,107,215)	(420,660)	(3,989,298)
Converted to Class A*	(266,732)	(2,819,680)	(388,516)	(3,690,226)
Decrease	(255,114)	$(2,698,335)	(111,988)	$(1,076,834)

Notes to Financial Statements (continued)

National	Year Ended September 30, 2010		Year Ended September 30, 2009
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	6,142,749	$64,775,823	6,932,638	$66,039,404
Reinvestment of distributions	332,014	3,503,280	191,370	1,815,991
Shares reacquired	(2,374,291)	(24,977,085)	(2,785,738)	(25,995,776)
Increase	4,100,472	$43,302,018	4,338,270	$41,859,619

Class F Shares
Shares sold	4,378,492	$46,071,765	3,160,213	$29,811,438
Reinvestment of distributions	69,845	738,606	16,750	160,775
Shares reacquired	(1,420,273)	(14,966,177)	(702,231)	(6,875,749)
Increase	3,028,064	$31,844,194	2,474,732	$23,096,464

	Period Ended September 30, 2010†
Class I Shares	Shares	Amount
Shares sold	948	$10,040
Reinvestment of distributions	9	95
Increase	957	$10,135

California	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,110,445	$31,129,510	3,566,189	$32,780,250
Reinvestment of distributions	565,121	5,637,608	500,369	4,580,769
Shares reacquired	(3,157,325)	(31,605,448)	(3,726,025)	(33,739,137)
Increase	518,241	$5,161,670	340,533	$3,621,882

Class C Shares
Shares sold	855,674	$8,542,699	1,346,856	$12,507,679
Reinvestment of distributions	85,771	856,096	57,701	530,324
Shares reacquired	(534,095)	(5,324,873)	(565,735)	(5,179,687)
Increase	407,350	$4,073,922	838,822	$7,858,316

Class F Shares
Shares sold	853,766	$8,573,989	702,198	$6,489,295
Reinvestment of distributions	10,107	101,176	1,119	10,347
Shares reacquired	(272,481)	(2,710,812)	(86,785)	(824,439)
Increase	591,392	$5,964,353	616,532	$5,675,203

Connecticut	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,599,118	$16,092,137	1,765,258	$16,399,919
Reinvestment of distributions	306,620	3,086,392	351,724	3,258,512
Shares reacquired	(2,574,267)	(25,938,995)	(4,406,645)	(40,323,314)
Decrease	(668,529)	$(6,760,466)	(2,289,663)	$(20,664,883)

Notes to Financial Statements (continued)

Connecticut	Year Ended September 30, 2010		Year Ended September 30, 2009
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	441,912	$4,430,816	564,725	$5,224,295
Reinvestment of distributions	6,829	68,753	1,835	17,248
Shares reacquired	(306,308)	(3,085,863)	(45,613)	(434,901)
Increase	142,433	$1,413,706	520,947	$4,806,642

Hawaii	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,827,501	$18,707,768	4,500,010	$20,599,105
Reinvestment of distributions	733,009	3,595,813	712,175	3,260,523
Shares reacquired	(4,793,794)	(23,567,766)	(4,764,703)	(21,747,211)
Increase (decrease)	(233,284)	$(1,264,185)	447,482	$2,112,417

Class F Shares
Shares sold	302,775	$1,485,689	712,293	$3,258,513
Reinvestment of distributions	3,495	17,265	93	426
Shares reacquired	(125,647)	(622,608)	(96,972)	(452,288)
Increase	180,623	$880,346	615,414	$2,806,651

Missouri	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,512,037	$27,770,389	5,626,960	$26,162,439
Reinvestment of distributions	1,311,071	6,607,894	1,264,443	5,888,868
Shares reacquired	(6,387,017)	(32,417,053)	(5,129,779)	(23,901,927)
Increase	436,091	$1,961,230	1,761,624	$8,149,380

Class F Shares
Shares sold	358,457	$1,808,014	140,624	$651,895
Reinvestment of distributions	6,033	30,533	749	3,533
Shares reacquired	(33,135)	(167,007)	(41,956)	(201,086)
Increase	331,355	$1,671,540	99,417	$454,342

New Jersey	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,149,782	$10,207,473	4,249,135	$18,353,863
Reinvestment of distributions	878,593	4,158,086	822,628	3,541,186
Shares reacquired	(4,041,804)	(19,100,163)	(4,027,786)	(17,189,603)
Increase (decrease)	(1,013,429)	$(4,734,604)	1,043,977	$4,705,446

Class F Shares
Shares sold	495,420	$2,363,892	214,759	$913,657
Reinvestment of distributions	5,483	26,118	106	454
Shares reacquired	(131,315)	(621,017)	(23,015)	(104,073)
Increase	369,588	$1,768,993	191,850	$810,038

Notes to Financial Statements (continued)

New York	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,113,795	$33,397,182	2,674,973	$25,797,930
Reinvestment of distributions	692,090	7,399,779	629,197	6,070,602
Shares reacquired	(3,544,899)	(37,809,622)	(4,601,147)	(43,205,779)
Increase (decrease)	260,986	$2,987,339	(1,296,977)	$(11,337,247)

Class C Shares
Shares sold	1,066,555	$11,379,204	953,934	$9,246,459
Reinvestment of distributions	74,554	796,259	65,722	635,248
Shares reacquired	(757,153)	(8,085,801)	(753,089)	(7,228,211)
Increase	383,956	$4,089,662	266,567	$2,653,496

Class F Shares
Shares sold	586,905	$6,265,561	314,514	$3,044,123
Reinvestment of distributions	11,039	119,020	82	809
Shares reacquired	(193,741)	(2,071,457)	(24,075)	(240,451)
Increase	404,203	$4,313,124	290,521	$2,804,481

Intermediate	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	78,135,453	$803,639,988	66,706,908	$646,411,514
Converted from Class B*	29,352	301,127	28,876	267,448
Reinvestment of distributions	2,443,521	25,093,619	1,352,449	13,218,996
Shares reacquired	(32,792,408)	(335,909,095)	(26,336,246)	(254,397,711)
Increase	47,815,918	$493,125,639	41,751,987	$405,500,247

Class B Shares
Shares sold	267,161	$2,723,113	517,482	$4,992,352
Reinvestment of distributions	13,189	135,224	8,161	79,995
Shares reacquired	(131,062)	(1,342,093)	(90,607)	(897,535)
Converted to Class A*	(29,378)	(301,127)	(28,905)	(267,448)
Increase	119,910	$1,215,117	406,131	$3,907,364

Class C Shares
Shares sold	23,263,855	$238,966,887	14,891,117	$144,975,365
Reinvestment of distributions	419,674	4,310,802	147,194	1,444,843
Shares reacquired	(4,022,405)	(41,213,101)	(2,195,936)	(21,321,863)
Increase	19,661,124	$202,064,588	12,842,375	$125,098,345

Class F Shares
Shares sold	24,155,356	$249,071,167	11,877,313	$115,623,037
Reinvestment of distributions	287,251	2,963,585	48,907	484,860
Shares reacquired	(5,344,090)	(54,850,955)	(1,973,165)	(19,349,171)
Increase	19,098,517	$197,183,797	9,953,055	$96,758,726

Notes to Financial Statements (continued)

Intermediate	Year Ended September 30, 2010		Year Ended September 30, 2009
Class P Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	44	$448	44	$433
Increase	44	$448	44	$433

Short Duration	Year Ended September 30, 2010		Period Ended September 30, 2009††
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	71,961,667	$1,125,197,733	41,040,571	$633,480,788
Reinvestment of distributions	814,851	12,777,127	126,913	1,963,540
Shares reacquired	(27,886,434)	(436,625,587)	(2,118,245)	(32,774,911)
Increase	44,890,084	$701,349,273	39,049,239	$602,669,417

Class C Shares
Shares sold	10,868,156	$170,008,985	8,452,035	$130,419,770
Reinvestment of distributions	72,976	1,144,662	14,723	227,932
Shares reacquired	(3,247,957)	(50,910,605)	(253,247)	(3,922,534)
Increase	7,693,175	$120,243,042	8,213,511	$126,725,168

Class F Shares
Shares sold	20,366,006	$318,836,715	7,413,121	$114,387,782
Reinvestment of distributions	110,667	1,737,795	4,587	71,169
Shares reacquired	(8,945,443)	(140,154,287)	(960,486)	(14,835,510)
Increase	11,531,230	$180,420,223	6,457,222	$99,623,441

Class I Shares
Shares sold	190,275	$2,980,288	245,771	$3,801,557
Reinvestment of distributions	1,862	29,169	978	15,177
Shares reacquired	(269,949)	(4,195,948)	(28,339)	(438,591)
Increase (decrease)	(77,812)	$(1,186,491)	218,410	$3,378,143

Georgia	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,109,661	$27,636,437	4,773,516	$23,724,452
Reinvestment of distributions	898,699	4,882,340	842,110	4,170,413
Shares reacquired	(5,219,959)	(28,467,560)	(7,930,738)	(38,740,599)
Increase (decrease)	788,401	$4,051,217	(2,315,112)	$(10,845,734)

Class F Shares
Shares sold	635,022	$3,453,766	1,105,422	$5,438,108
Reinvestment of distributions	22,286	121,718	8,643	43,740
Shares reacquired	(195,638)	(1,069,011)	(172,088)	(893,620)
Increase	461,670	$2,506,473	941,977	$4,588,228

Notes to Financial Statements (continued)

High Yield	Year Ended September 30, 2010		Year Ended September 30, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	49,032,325	$561,763,735	47,939,592	$494,437,621
Reinvestment of distributions	4,329,512	49,646,395	2,998,772	30,103,453
Shares reacquired	(33,638,482)	(384,155,980)	(24,437,507)	(244,096,286)
Increase	19,723,355	$227,254,150	26,500,857	$280,444,788

Class B Shares
Reinvestment of distributions	47	$546	56.040	$560
Shares reacquired	–	–	(8.000)	(83)
Increase	47	$546	48.040	$477

Class C Shares
Shares sold	17,136,723	$196,322,008	15,478,952	$160,511,592
Reinvestment of distributions	1,457,897	16,720,036	1,065,562	10,697,327
Shares reacquired	(8,625,445)	(98,750,374)	(9,943,939)	(100,166,990)
Increase	9,969,175	$114,291,670	6,600,575	$71,041,929

Class F Shares
Shares sold	12,750,462	$146,435,065	10,379,446	$104,274,658
Reinvestment of distributions	203,669	2,352,688	26,674	270,032
Shares reacquired	(4,502,095)	(51,532,277)	(1,001,211)	(10,102,491)
Increase	8,452,036	$97,255,476	9,404,909	$94,442,199

	Period Ended September 30, 2010†

Class I Shares	Shares	Amount
Shares sold	9,451	$110,040
Reinvestment of distributions	38	455
Increase	9,489	$110,495

	Year Ended September 30, 2010		Year Ended September 30, 2009

Class P Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	53.565	$618	61	$607
Increase	53.565	$618	61	$607

Pennsylvania	Year Ended September 30, 2010		Year Ended September 30, 2009

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,918,617	$14,563,708	2,483,114	$11,555,353
Reinvestment of distributions	573,772	2,875,886	542,106	2,497,509
Shares reacquired	(3,805,714)	(19,148,952)	(2,910,502)	(13,328,797)
Increase (decrease)	(313,325)	$(1,709,358)	114,718	$724,065

Notes to Financial Statements (concluded)

Pennsylvania	Year Ended September 30, 2010		Year Ended September 30, 2009

Class F Shares	Shares	Amount	Shares	Amount
Shares sold	304,406	$1,514,725	84,892.000	$393,224
Reinvestment of distributions	7,160	36,096	531.226	2,520
Shares reacquired	(69,414)	(346,856)	(10,840.000)	(51,490)
Increase	242,152	$1,203,965	74,583.226	$344,254

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
†	For the period July 26, 2010 (commencement of investment operations) to September 30, 2010.
††	For the period December 12, 2008 (commencement of investment operations) to September 30, 2009.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, Financial Accounting Standards Board issued amended guidance for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements issued for fiscal years beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statement disclosures, if any, is currently being assessed.

13.    SUBSEQUENT EVENTS

Lord Abbett AMT Free Municipal Bond Fund, a series of the Company, commenced investment operations for Classes A, C, F and I on October 26, 2010, which is also the SEC effective date. Each share class first became available to the public on November 1, 2010.

As of the close of business on November 19, 2010, National acquired the net assets of Connecticut, Hawaii, Missouri, Georgia and Pennsylvania, (collectively, the “Acquired Funds”) pursuant to a plan of reorganization approved by each Acquired Fund’s shareholders on November 5, 2010. The acquisition was accomplished by a tax-free exchange. The total net assets of National immediately before the transfer were $1,190,394,762. Total net assets of the Acquired Funds immediately before the transfer were $590,280,917. Total net assets of National immediately after the transfer were $1,780,675,679.

As of the close of business on November 19, 2010, Intermediate, Short Duration and High Yield were redomesticated from series of the Trust into corresponding newly organized series of the Company pursuant to a plan of redomestication approved by their shareholders on November 5, 2010. Each series maintains the same name, investment objective, policies and strategies that are identical to those of its respective predecessor Trust structure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Municipal Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Fund, Inc. (the “Funds”) comprising Lord Abbett National Tax-Free Income Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett Connecticut Tax-Free Income Fund, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, and Lord Abbett New York Tax-Free Income Fund as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Municipal Income Fund, Inc. as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

November 24, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Trust (the “Funds”) comprising Lord Abbett Intermediate Tax-Free Fund, Lord Abbett Short Duration Tax Free Fund, Georgia Series, Lord Abbett High Yield Municipal Bond Fund, and Pennsylvania Series as of September 30, 2010, and the related statements of operations and cash flows (High Yield Municipal Bond Fund only) for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Lord Abbett Municipal Income Trust as of September 30, 2010, the results of their operations and cash flows (High Yield Municipal Bond Fund only) for the year then ended, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

November 24, 2010

Basic Information About Management

The Company’s Board of Directors and the Trust’s Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Company and the Trust in accordance with the laws of the State of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Company and the Trust and who execute policies authorized by the Board. Each Board also approves an investment adviser to the Company and the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director and Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s and the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s and the Trust’s investment adviser.

Interested Directors and Trustees

The following Directors and Trustees are associated with Lord Abbett and are “interested persons” of the Company and the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company and the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989, Trustee since 1991 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Basic Information About Management (continued)

Independent Directors and Trustees

The following Independent Directors and Trustees also are directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company and the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee since 1998

Principal Occupation: Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 2002). Previously served as a director of Engineered Support Systems, Inc.

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company and the Trust	Principal Occupation and Other Directorships During Past Five Years

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982 and Trustee since 1991

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Officers

None of the officers listed below have received compensation from the Company or the Trust. All of the officers of the Company or the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company and the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company and the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 2006 and was formerly a Vice President and Portfolio Manager at Nuveen Investments (2003 - 2006).

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP (2005 - 2006).

Peter Scott Smith (1966)	Vice President	Elected in 2000	Portfolio Manager, joined Lord Abbett in 1992.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company and the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Portfolio Manager at McDonnell Investment Management (1997 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors and the Trust’s Trustees. It is available free upon request.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the income distributions paid by each Fund, other than National, California and High Yield, during the fiscal year ended September 30, 2010 is tax-exempt dividend income.

The following percentages reflect the portion of the income distributions paid by the below mentioned funds during the fiscal year ended September 30, 2010 that is tax-exempt dividend income:

National	98.31%
California	98.89%
High Yield	99.33%

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Lord Abbett Short Duration Tax Free Fund

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Pennsylvania Series

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

LATFI-2-0910

(11/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended September 30, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$171,000	$162,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	171,000	162,500

Tax Fees {b}	27,968	36,431
All Other Fees	- 0 -	- 0 -

Total Fees	$198,968	$198,931

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended September 30, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$237,324

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME TRUST

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: November 24, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President
Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: November 24, 2010

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 24, 2010